UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-03732
MFS VARIABLE INSURANCE TRUST II
(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)
Christopher R. Bohane
Massachusetts Financial Services Company
111 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agents for service)
Registrant's telephone number, including area code:
(617) 954-5000
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024
ITEM 1.  REPORTS TO STOCKHOLDERS.
Item 1(a):

MFS® Corporate Bond Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Corporate Bond Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$64	0.63%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Corporate Bond Portfolio (fund) provided a total return of 3.00%, at net asset value. This compares with a return of 1.25% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Credit Index, generated a return of 2.03%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Bloomberg U.S. Credit Index:
    From a quality perspective, the fund's exposure to BB- and B-rated bonds, for which the benchmark has no exposure, helped relative performance. Additionally, the fund's overweight exposure and security selection within BBB-rated bonds also supported relative returns.
    From a sector perspective, bond selection within the banking, consumer non-cyclicals, and consumer cyclicals sectors aided relative results.
  Top detractors from performance relative to the Bloomberg U.S. Credit Index:
    From a quality perspective, an underweight allocation to A-rated bonds held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	3.00%	0.49%	2.54%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	1.25%	(0.33)%	1.35%
Bloomberg U.S. Credit Index +∆	2.03%	0.23%	2.29%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Credit Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Credit Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	137,429,760	Average Effective Maturity (yrs):	10.2
Total Number of Holdings:	389	Average Effective Duration (yrs):	6.6
Total Management Fee ($)#:	814,497
Portfolio Turnover Rate (%):	49
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income	97.6%
Money Market Funds	2.4%
Issuer country weightings
United States	72.8%
Canada	4.6%
Australia	3.4%
United Kingdom	3.3%
Ireland	2.0%
Japan	1.9%
Italy	1.6%
Switzerland	1.4%
Bermuda	1.1%
Other Countries	7.9%
Composition including fixed income credit quality
AAA	3.7%
AA	3.8%
A	27.7%
BBB	50.3%
BB	6.9%
B	1.7%
U.S. Government	3.4%
Not Rated	0.1%
Money Market Funds	2.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
BDSIC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® Corporate Bond Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Corporate Bond Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$89	0.88%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Corporate Bond Portfolio (fund) provided a total return of 2.70%, at net asset value. This compares with a return of 1.25% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Credit Index, generated a return of 2.03%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Bloomberg U.S. Credit Index:
    From a quality perspective, the fund's exposure to BB- and B-rated bonds, for which the benchmark has no exposure, helped relative performance. Additionally, the fund's overweight exposure and security selection within BBB-rated bonds also supported relative returns.
    From a sector perspective, bond selection within the banking, consumer non-cyclicals, and consumer cyclicals sectors aided relative results.
  Top detractors from performance relative to the Bloomberg U.S. Credit Index:
    From a quality perspective, an underweight allocation to A-rated bonds held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	2.70%	0.23%	2.27%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	1.25%	(0.33)%	1.35%
Bloomberg U.S. Credit Index +∆	2.03%	0.23%	2.29%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Credit Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Credit Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	137,429,760	Average Effective Maturity (yrs):	10.2
Total Number of Holdings:	389	Average Effective Duration (yrs):	6.6
Total Management Fee ($)#:	814,497
Portfolio Turnover Rate (%):	49
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income	97.6%
Money Market Funds	2.4%
Issuer country weightings
United States	72.8%
Canada	4.6%
Australia	3.4%
United Kingdom	3.3%
Ireland	2.0%
Japan	1.9%
Italy	1.6%
Switzerland	1.4%
Bermuda	1.1%
Other Countries	7.9%
Composition including fixed income credit quality
AAA	3.7%
AA	3.8%
A	27.7%
BBB	50.3%
BB	6.9%
B	1.7%
U.S. Government	3.4%
Not Rated	0.1%
Money Market Funds	2.4%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
BDSSC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® Blended Research®
Core Equity Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Blended Research Core Equity Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$50	0.44%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Blended Research Core Equity Portfolio (fund) provided a total return of 25.50%, at net asset value. This compares with a return of 25.02% for the fund’s benchmark, the Standard & Poor's 500 Stock Index.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Standard & Poor's 500 Stock Index:
    Security selection within the utilities, financials, communication services, and information technology sectors benefited relative performance.
  Top detractors from performance relative to the Standard & Poor's 500 Stock Index:
    Stock selection within both the consumer staples and industrials sectors held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	25.50%	15.15%	12.32%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	25.02%	14.53%	13.10%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	404,487,610	Total Management Fee ($)#:	1,603,717
Total Number of Holdings:	106	Portfolio Turnover Rate (%):	40
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	99.4%
Money Market Funds	0.6%
Equity sectors
Information Technology	31.2%
Financials	13.9%
Health Care	10.6%
Consumer Discretionary	10.4%
Communication Services	10.2%
Industrials	7.3%
Consumer Staples	5.5%
Utilities	3.1%
Energy	3.0%
Real Estate	2.9%
Materials	1.3%
Top ten holdings
NVIDIA Corp.	7.9%
Apple, Inc.	7.0%
Microsoft Corp.	6.6%
Amazon.com, Inc.	4.8%
Meta Platforms, Inc., "A"	4.0%
Alphabet, Inc., "A"	2.6%
Visa, Inc., "A"	2.3%
AbbVie, Inc.	1.9%
Johnson & Johnson	1.7%
Alphabet, Inc., "C"	1.7%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
CGSIC-ANN
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.
"Standard & Poor's®" and "S&P®" are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

MFS® Blended Research®
Core Equity Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Blended Research Core Equity Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$78	0.69%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Blended Research Core Equity Portfolio (fund) provided a total return of 25.18%, at net asset value. This compares with a return of 25.02% for the fund’s benchmark, the Standard & Poor's 500 Stock Index.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Standard & Poor's 500 Stock Index:
    Security selection within the utilities, financials, communication services, and information technology sectors benefited relative performance.
  Top detractors from performance relative to the Standard & Poor's 500 Stock Index:
    Stock selection within both the consumer staples and industrials sectors held back relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	25.18%	14.86%	12.04%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index ∆	25.02%	14.53%	13.10%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	404,487,610	Total Management Fee ($)#:	1,603,717
Total Number of Holdings:	106	Portfolio Turnover Rate (%):	40
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	99.4%
Money Market Funds	0.6%
Equity sectors
Information Technology	31.2%
Financials	13.9%
Health Care	10.6%
Consumer Discretionary	10.4%
Communication Services	10.2%
Industrials	7.3%
Consumer Staples	5.5%
Utilities	3.1%
Energy	3.0%
Real Estate	2.9%
Materials	1.3%
Top ten holdings
NVIDIA Corp.	7.9%
Apple, Inc.	7.0%
Microsoft Corp.	6.6%
Amazon.com, Inc.	4.8%
Meta Platforms, Inc., "A"	4.0%
Alphabet, Inc., "A"	2.6%
Visa, Inc., "A"	2.3%
AbbVie, Inc.	1.9%
Johnson & Johnson	1.7%
Alphabet, Inc., "C"	1.7%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
CGSSC-ANN
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.
"Standard & Poor's®" and "S&P®" are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

MFS® Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Emerging Markets Equity Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$130	1.23%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Emerging Markets Equity Portfolio (fund) provided a total return of 11.61%, at net asset value. This compares with a return of 7.50% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI Emerging Markets Index:
    Security selection within the information technology, communication services, health care, consumer discretionary, and energy sectors contributed to relative performance.
    An underweight allocation to the materials sector also supported relative results.
  Top detractors from performance relative to the MSCI Emerging Markets Index:
    An overweight position in the consumer staples sector detracted from relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	11.61%	0.49%	3.40%
Comparative Benchmark(s)
MSCI Emerging Markets Index (net div) ∆	7.50%	1.70%	3.64%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	34,718,552	Total Management Fee ($)#:	373,791
Total Number of Holdings:	99	Portfolio Turnover Rate (%):	35
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	98.0%
Money Market Funds	2.0%
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	9.9%
Tencent Holdings Ltd.	6.2%
Samsung Electronics Co. Ltd.	3.6%
Alibaba Group Holding Ltd.	3.2%
Infosys Ltd.	2.6%
China Construction Bank Corp.	2.2%
Tata Consultancy Services Ltd.	2.0%
HDFC Bank Ltd.	2.0%
Delta Electronics, Inc.	1.9%
Ping An Insurance Co. of China Ltd., "H"	1.8%
Issuer country weightings
China	27.2%
India	15.8%
Taiwan	15.3%
South Korea	11.2%
Brazil	5.1%
Indonesia	3.5%
Mexico	2.9%
United States	2.3%
Thailand	2.3%
Other Countries	14.4%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
FCEIC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Emerging Markets Equity Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$156	1.48%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Emerging Markets Equity Portfolio (fund) provided a total return of 11.31%, at net asset value. This compares with a return of 7.50% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI Emerging Markets Index:
    Security selection within the information technology, communication services, health care, consumer discretionary, and energy sectors contributed to relative performance.
    An underweight allocation to the materials sector also supported relative results.
  Top detractors from performance relative to the MSCI Emerging Markets Index:
    An overweight position in the consumer staples sector detracted from relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	11.31%	0.24%	3.14%
Comparative Benchmark(s)
MSCI Emerging Markets Index (net div) ∆	7.50%	1.70%	3.64%
∆	Source: FactSet Research Systems Inc.
If the 1-year return included adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles, the return would be 11.40%.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	34,718,552	Total Management Fee ($)#:	373,791
Total Number of Holdings:	99	Portfolio Turnover Rate (%):	35
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	98.0%
Money Market Funds	2.0%
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	9.9%
Tencent Holdings Ltd.	6.2%
Samsung Electronics Co. Ltd.	3.6%
Alibaba Group Holding Ltd.	3.2%
Infosys Ltd.	2.6%
China Construction Bank Corp.	2.2%
Tata Consultancy Services Ltd.	2.0%
HDFC Bank Ltd.	2.0%
Delta Electronics, Inc.	1.9%
Ping An Insurance Co. of China Ltd., "H"	1.8%
Issuer country weightings
China	27.2%
India	15.8%
Taiwan	15.3%
South Korea	11.2%
Brazil	5.1%
Indonesia	3.5%
Mexico	2.9%
United States	2.3%
Thailand	2.3%
Other Countries	14.4%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
FCESC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® International Intrinsic
Value Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS International Intrinsic Value Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$92	0.89%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS International Intrinsic Value Portfolio (fund) provided a total return of 7.25%, at net asset value. This compares with a return of 3.82% for the fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (net div).
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI EAFE Index:
    The combination of stock selection and an overweight allocation to both the financials and information technology sectors contributed to relative performance. In addition, stock selection within the materials sector supported relative results.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, benefited relative performance.
  Top detractors from performance relative to the MSCI EAFE Index:
    The combination of an overweight allocation and security selection within the energy sector detracted from relative performance.
    Not owning any stocks within the communication services sector also weakened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	7.25%	5.15%	7.53%
Comparative Benchmark(s)
MSCI EAFE (Europe, Australasia, Far East) Index (net div) ∆	3.82%	4.73%	5.20%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	1,348,257,083	Total Management Fee ($)#:	11,923,047
Total Number of Holdings:	90	Portfolio Turnover Rate (%):	15
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	97.8%
Money Market Funds	2.2%
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.6%
Schneider Electric SE	3.1%
NatWest Group PLC	2.9%
Franco-Nevada Corp.	2.9%
TotalEnergies SE	2.6%
Legrand S.A.	2.5%
Deutsche Boerse AG	2.3%
SAP SE	2.3%
AIB Group PLC	2.2%
Resona Holdings, Inc.	2.2%
Issuer country weightings
United Kingdom	18.0%
France	16.3%
Japan	13.4%
United States	9.3%
Germany	8.1%
Switzerland	7.2%
Canada	5.0%
Ireland	4.5%
Spain	4.2%
Other Countries	14.0%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
FCGIC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® International Intrinsic
Value Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS International Intrinsic Value Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$118	1.14%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS International Intrinsic Value Portfolio (fund) provided a total return of 6.97%, at net asset value. This compares with a return of 3.82% for the fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (net div).
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI EAFE Index:
    The combination of stock selection and an overweight allocation to both the financials and information technology sectors contributed to relative performance. In addition, stock selection within the materials sector supported relative results.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, benefited relative performance.
  Top detractors from performance relative to the MSCI EAFE Index:
    The combination of an overweight allocation and security selection within the energy sector detracted from relative performance.
    Not owning any stocks within the communication services sector also weakened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	6.97%	4.88%	7.26%
Comparative Benchmark(s)
MSCI EAFE (Europe, Australasia, Far East) Index (net div) ∆	3.82%	4.73%	5.20%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	1,348,257,083	Total Management Fee ($)#:	11,923,047
Total Number of Holdings:	90	Portfolio Turnover Rate (%):	15
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	97.8%
Money Market Funds	2.2%
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.6%
Schneider Electric SE	3.1%
NatWest Group PLC	2.9%
Franco-Nevada Corp.	2.9%
TotalEnergies SE	2.6%
Legrand S.A.	2.5%
Deutsche Boerse AG	2.3%
SAP SE	2.3%
AIB Group PLC	2.2%
Resona Holdings, Inc.	2.2%
Issuer country weightings
United Kingdom	18.0%
France	16.3%
Japan	13.4%
United States	9.3%
Germany	8.1%
Switzerland	7.2%
Canada	5.0%
Ireland	4.5%
Spain	4.2%
Other Countries	14.0%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
FCGSC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® International
Growth Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS International Growth Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$92	0.88%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS International Growth Portfolio (fund) provided a total return of 9.00%, at net asset value. This compares with a return of 5.53% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div). The fund's other benchmark, the MSCI All Country World (ex-US) Growth Index (net div), generated a return of 5.07%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI All Country World (ex-US) Growth Index:
    Security selection within the industrials, information technology, and materials sectors contributed to relative performance. In addition, security selection and an underweight position in the health care sector supported relative results.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.
  Top detractors from performance relative to the MSCI All Country World (ex-US) Growth Index:
    Security selection and an overweight position in the consumer staples sector detracted from relative performance.
    An underweight position and security selection in the communication services sector further held back relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	9.00%	6.12%	7.83%
Comparative Benchmark(s)
MSCI All Country World (ex-US) Index (net div) +∆	5.53%	4.10%	4.80%
MSCI All Country World (ex-US) Growth Index (net div) +∆	5.07%	3.44%	5.35%
+
Effective May 1, 2024, the MSCI All Country World (ex-US) Index (net div) replaced the MSCI All Country World (ex-US) Growth Index (net div) as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the MSCI All Country World (ex-US) Growth Index (net div) as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	277,493,656	Total Management Fee ($)#:	2,354,926
Total Number of Holdings:	86	Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	98.0%
Money Market Funds	2.0%
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	5.5%
SAP SE	5.1%
Schneider Electric SE	3.8%
Hitachi Ltd.	3.7%
Roche Holding AG	3.1%
Nestle S.A.	3.0%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Linde PLC	2.4%
EssilorLuxottica	2.3%
Amadeus IT Group S.A.	2.2%
Issuer country weightings
France	15.0%
Germany	11.6%
Japan	10.2%
United Kingdom	8.4%
Switzerland	7.6%
Taiwan	7.0%
Canada	7.0%
United States	4.4%
Netherlands	4.1%
Other Countries	24.7%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
FCIIC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® International
Growth Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS International Growth Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$118	1.13%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS International Growth Portfolio (fund) provided a total return of 8.76%, at net asset value. This compares with a return of 5.53% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div). The fund's other benchmark, the MSCI All Country World (ex-US) Growth Index (net div), generated a return of 5.07%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI All Country World (ex-US) Growth Index:
    Security selection within the industrials, information technology, and materials sectors contributed to relative performance. In addition, security selection and an underweight position in the health care sector supported relative results.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.
  Top detractors from performance relative to the MSCI All Country World (ex-US) Growth Index:
    Security selection and an overweight position in the consumer staples sector detracted from relative performance.
    An underweight position and security selection in the communication services sector further held back relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	8.76%	5.84%	7.56%
Comparative Benchmark(s)
MSCI All Country World (ex-US) Index (net div) +∆	5.53%	4.10%	4.80%
MSCI All Country World (ex-US) Growth Index (net div) +∆	5.07%	3.44%	5.35%
+
Effective May 1, 2024, the MSCI All Country World (ex-US) Index (net div) replaced the MSCI All Country World (ex-US) Growth Index (net div) as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the MSCI All Country World (ex-US) Growth Index (net div) as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	277,493,656	Total Management Fee ($)#:	2,354,926
Total Number of Holdings:	86	Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	98.0%
Money Market Funds	2.0%
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	5.5%
SAP SE	5.1%
Schneider Electric SE	3.8%
Hitachi Ltd.	3.7%
Roche Holding AG	3.1%
Nestle S.A.	3.0%
LVMH Moet Hennessy Louis Vuitton SE	2.5%
Linde PLC	2.4%
EssilorLuxottica	2.3%
Amadeus IT Group S.A.	2.2%
Issuer country weightings
France	15.0%
Germany	11.6%
Japan	10.2%
United Kingdom	8.4%
Switzerland	7.6%
Taiwan	7.0%
Canada	7.0%
United States	4.4%
Netherlands	4.1%
Other Countries	24.7%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
FCISC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Government
Securities Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$58	0.58%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Government Securities Portfolio (fund) provided a total return of 0.77%, at net asset value. This compares with a return of 1.25% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 0.83%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning, particularly the fund's greater exposure to shifts in the short end (centered around maturities 2 years or less) and lesser exposure to shifts in the long end (centered around maturities of 30 years) of the yield curve, contributed to relative performance.
    From a sector perspective, the fund's exposure to the commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and collateralized mortgage obligations (CMO) sectors, for which the benchmark has no exposure, also benefited relative returns.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's slightly shorter duration stance detracted from relative returns as the yield curve steepened throughout the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	0.77%	(0.79)%	0.66%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	1.25%	(0.33)%	1.35%
Bloomberg U.S. Government/Mortgage Index +∆	0.83%	(0.67)%	0.88%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	282,621,709	Average Effective Maturity (yrs):	7.2
Total Number of Holdings:	576	Average Effective Duration (yrs):	5.9
Total Management Fee ($)#:	1,565,662
Portfolio Turnover Rate (%):	128
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income	89.8%
Money Market Funds	10.2%
Composition including fixed income credit quality
AAA	6.7%
AA	1.2%
A	0.7%
BBB	0.0%
U.S. Government	24.0%
Federal Agencies	57.2%
Money Market Funds	10.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since January 1, 2024. For more complete information, you may review the fund's next prospectus, which we expect to be available on April 30, 2025 at insurancefunds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Initial Class shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total operating expenses do not exceed 0.56% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until April 30, 2026.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
GSSIC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® Government
Securities Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Government Securities Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$83	0.83%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Government Securities Portfolio (fund) provided a total return of 0.53%, at net asset value. This compares with a return of 1.25% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Government/Mortgage Index, generated a return of 0.83%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Bloomberg U.S. Government/Mortgage Index:
    Yield curve positioning, particularly the fund's greater exposure to shifts in the short end (centered around maturities 2 years or less) and lesser exposure to shifts in the long end (centered around maturities of 30 years) of the yield curve, contributed to relative performance.
    From a sector perspective, the fund's exposure to the commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and collateralized mortgage obligations (CMO) sectors, for which the benchmark has no exposure, also benefited relative returns.
  Top detractors from performance relative to the Bloomberg U.S. Government/Mortgage Index:
    The fund's slightly shorter duration stance detracted from relative returns as the yield curve steepened throughout the reporting period.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	0.53%	(1.04)%	0.41%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	1.25%	(0.33)%	1.35%
Bloomberg U.S. Government/Mortgage Index +∆	0.83%	(0.67)%	0.88%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Government/Mortgage Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Government/Mortgage Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	282,621,709	Average Effective Maturity (yrs):	7.2
Total Number of Holdings:	576	Average Effective Duration (yrs):	5.9
Total Management Fee ($)#:	1,565,662
Portfolio Turnover Rate (%):	128
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income	89.8%
Money Market Funds	10.2%
Composition including fixed income credit quality
AAA	6.7%
AA	1.2%
A	0.7%
BBB	0.0%
U.S. Government	24.0%
Federal Agencies	57.2%
Money Market Funds	10.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since January 1, 2024. For more complete information, you may review the fund's next prospectus, which we expect to be available on April 30, 2025 at insurancefunds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Service Class shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total operating expenses do not exceed 0.81% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until April 30, 2026.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
GSSSC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® High Yield Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS High Yield Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$74	0.72%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS High Yield Portfolio (fund) provided a total return of 6.92%, at net asset value. This compares with a return of 1.25% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index, generated a return of 8.19%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index:
    From a quality perspective, security selection within B-rated bonds benefited relative performance.
    From a sector perspective, bond selection within the energy sector also helped relative results.
  Top detractors from performance relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index:
    From a quality perspective, an underweight exposure to CC-rated bonds, and security selection within CCC-rated bonds, held back relative performance.
    From a sector perspective, bond selection within both the consumer cyclicals and consumer non-cyclicals sectors, coupled with the fund's overweight exposure to the capital goods and insurance sectors, dampened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	6.92%	3.18%	4.23%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	1.25%	(0.33)%	1.35%
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index +∆	8.19%	4.20%	5.16%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	229,711,966	Average Effective Maturity (yrs):	4.2
Total Number of Holdings:	349	Average Effective Duration (yrs):	3.1
Total Management Fee ($)#:	1,636,285
Portfolio Turnover Rate (%):	58
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income ~	98.6%
Money Market Funds	1.2%
Equities	0.2%
Composition including fixed income credit quality
BBB	0.6%
BB	44.4%
B	37.8%
CCC	13.8%
CC	0.4%
C	0.4%
Not Rated	1.2%
Non-Fixed Income	0.2%
Money Market Funds	1.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
HYSIC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® High Yield Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS High Yield Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$100	0.97%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS High Yield Portfolio (fund) provided a total return of 6.53%, at net asset value. This compares with a return of 1.25% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index, generated a return of 8.19%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index:
    From a quality perspective, security selection within B-rated bonds benefited relative performance.
    From a sector perspective, bond selection within the energy sector also helped relative results.
  Top detractors from performance relative to the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index:
    From a quality perspective, an underweight exposure to CC-rated bonds, and security selection within CCC-rated bonds, held back relative performance.
    From a sector perspective, bond selection within both the consumer cyclicals and consumer non-cyclicals sectors, coupled with the fund's overweight exposure to the capital goods and insurance sectors, dampened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	6.53%	2.93%	3.98%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index +∆	1.25%	(0.33)%	1.35%
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index +∆	8.19%	4.20%	5.16%
+
Effective May 1, 2024, the Bloomberg U.S. Aggregate Bond Index replaced the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	229,711,966	Average Effective Maturity (yrs):	4.2
Total Number of Holdings:	349	Average Effective Duration (yrs):	3.1
Total Management Fee ($)#:	1,636,285
Portfolio Turnover Rate (%):	58
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income ~	98.6%
Money Market Funds	1.2%
Equities	0.2%
Composition including fixed income credit quality
BBB	0.6%
BB	44.4%
B	37.8%
CCC	13.8%
CC	0.4%
C	0.4%
Not Rated	1.2%
Non-Fixed Income	0.2%
Money Market Funds	1.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
~ The fund invests a portion of its assets in Exchange-Traded Funds (ETFs) or Options on ETFs to gain fixed income exposure. Percentages include the direct exposure from investing in ETFs or Options on ETFs and not the indirect exposure to the underlying holdings.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
HYSSC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® Massachusetts Investors
Growth Stock Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Massachusetts Investors Growth Stock Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$79	0.73%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (fund) provided a total return of 16.27%, at net asset value. This compares with a return of 23.81% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 1000® Growth Index, generated a return of 33.36%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Russell 1000® Growth Index:
    Security selection within the industrials sector benefited relative performance.
  Top detractors from performance relative to the Russell 1000® Growth Index:
    Security selection within both the information technology and consumer discretionary sectors detracted from relative performance.
    The combination of stock selection and an overweight allocation to the consumer staples sector also hindered relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	16.27%	12.43%	13.18%
Comparative Benchmark(s)
Russell 3000® Index +∆	23.81%	13.86%	12.55%
Russell 1000® Growth Index +∆	33.36%	18.96%	16.78%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 1000® Growth Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 1000® Growth Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	993,188,129	Total Management Fee ($)#:	7,425,841
Total Number of Holdings:	55	Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	99.1%
Money Market Funds	0.9%
Equity sectors
Information Technology	38.1%
Financials	14.1%
Health Care	11.7%
Industrials	8.7%
Consumer Discretionary	7.8%
Communication Services	7.5%
Consumer Staples	6.4%
Utilities	2.0%
Real Estate	1.7%
Materials	1.1%
Top ten holdings
Microsoft Corp.	13.4%
Apple, Inc.	5.8%
NVIDIA Corp.	5.5%
Visa, Inc., "A"	4.4%
Alphabet, Inc., "A"	4.2%
Accenture PLC, "A"	3.5%
Aon PLC	2.5%
Salesforce, Inc.	2.4%
Church & Dwight Co., Inc.	2.4%
Agilent Technologies, Inc.	2.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since January 1, 2024. For more complete information, you may review the fund's next prospectus, which we expect to be available on April 30, 2025 at insurancefunds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Initial Class shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total operating expenses do not exceed 0.72% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until April 30, 2026.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MISIC-ANN
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.
Frank Russell Company ("Russell") is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.

MFS® Massachusetts Investors
Growth Stock Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Massachusetts Investors Growth Stock Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$106	0.98%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (fund) provided a total return of 15.98%, at net asset value. This compares with a return of 23.81% for the fund’s benchmark, the Russell 3000® Index. The fund's other benchmark, the Russell 1000® Growth Index, generated a return of 33.36%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Russell 1000® Growth Index:
    Security selection within the industrials sector benefited relative performance.
  Top detractors from performance relative to the Russell 1000® Growth Index:
    Security selection within both the information technology and consumer discretionary sectors detracted from relative performance.
    The combination of stock selection and an overweight allocation to the consumer staples sector also hindered relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	15.98%	12.16%	12.91%
Comparative Benchmark(s)
Russell 3000® Index +∆	23.81%	13.86%	12.55%
Russell 1000® Growth Index +∆	33.36%	18.96%	16.78%
+
Effective May 1, 2024, the Russell 3000® Index replaced the Russell 1000® Growth Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Russell 1000® Growth Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	993,188,129	Total Management Fee ($)#:	7,425,841
Total Number of Holdings:	55	Portfolio Turnover Rate (%):	19
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	99.1%
Money Market Funds	0.9%
Equity sectors
Information Technology	38.1%
Financials	14.1%
Health Care	11.7%
Industrials	8.7%
Consumer Discretionary	7.8%
Communication Services	7.5%
Consumer Staples	6.4%
Utilities	2.0%
Real Estate	1.7%
Materials	1.1%
Top ten holdings
Microsoft Corp.	13.4%
Apple, Inc.	5.8%
NVIDIA Corp.	5.5%
Visa, Inc., "A"	4.4%
Alphabet, Inc., "A"	4.2%
Accenture PLC, "A"	3.5%
Aon PLC	2.5%
Salesforce, Inc.	2.4%
Church & Dwight Co., Inc.	2.4%
Agilent Technologies, Inc.	2.2%
MFS uses the Global Industry Classification Standard (GICS®) for sector/industry reporting. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since January 1, 2024. For more complete information, you may review the fund's next prospectus, which we expect to be available on April 30, 2025 at insurancefunds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Service Class shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total operating expenses do not exceed 0.97% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until April 30, 2026.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MISSC-ANN
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.
Frank Russell Company ("Russell") is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.

MFS® U.S. Government
Money Market Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS U.S. Government Money Market Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$46	0.45%
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	273,619,492	Total Management Fee ($)#:	$1,068,642
Total Number of Holdings:	21
# Includes the effect of any management fee waivers, if applicable.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
U.S. Treasury and U.S. Government Agency Securities and Equivalents	71.0%
Repurchase Agreements, collateralized by U.S. Treasury and/or U.S. Government Agency Securities	29.0%
Composition including fixed income credit quality
A-1+	55.3%
A-1	44.7%
Maturity breakdown
0 - 7 days	35.3%
8 - 29 days	17.5%
30 - 59 days	28.3%
60 - 89 days	12.4%
90 - 365 days	6.5%
Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, and statement of additional information online at insurancefunds.mfs.com. The fund’s holdings as of each month end and the fund’s Form N-MFP reports are available online at mfs.com/mm-reports. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MKSIC-ANN

MFS® U.S. Government
Money Market Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS U.S. Government Money Market Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$46	0.45%
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	273,619,492	Total Management Fee ($)#:	$1,068,642
Total Number of Holdings:	21
# Includes the effect of any management fee waivers, if applicable.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
U.S. Treasury and U.S. Government Agency Securities and Equivalents	71.0%
Repurchase Agreements, collateralized by U.S. Treasury and/or U.S. Government Agency Securities	29.0%
Composition including fixed income credit quality
A-1+	55.3%
A-1	44.7%
Maturity breakdown
0 - 7 days	35.3%
8 - 29 days	17.5%
30 - 59 days	28.3%
60 - 89 days	12.4%
90 - 365 days	6.5%
Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, and statement of additional information online at insurancefunds.mfs.com. The fund’s holdings as of each month end and the fund’s Form N-MFP reports are available online at mfs.com/mm-reports. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
MKSSC-ANN

MFS® Global Research Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Global Research Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$91	0.85%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Global Research Portfolio (fund) provided a total return of 15.21%, at net asset value. This compares with a return of 17.49% for the fund’s benchmark, the MSCI All Country World Index (net div).
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI All Country World Index:
    Security selection within the technology sector contributed to relative performance.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.
  Top detractors from performance relative to the MSCI All Country World Index:
    Security selection within both the consumer cyclicals and energy sectors detracted from relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	15.21%	9.33%	9.45%
Comparative Benchmark(s)
MSCI All Country World Index (net div) ∆	17.49%	10.06%	9.23%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	75,163,746	Total Management Fee ($)#:	566,666
Total Number of Holdings:	135	Portfolio Turnover Rate (%):	21
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	99.4%
Money Market Funds	0.6%
Top ten holdings
Microsoft Corp.	4.9%
Amazon.com, Inc.	3.7%
NVIDIA Corp.	3.6%
Alphabet, Inc., "A"	3.5%
Visa, Inc., "A"	2.6%
Meta Platforms, Inc., "A"	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0%
Apple, Inc.	1.6%
Salesforce, Inc.	1.5%
Hitachi Ltd.	1.3%
Issuer country weightings
United States	66.7%
France	5.0%
United Kingdom	4.7%
Japan	4.3%
Switzerland	3.4%
Taiwan	2.0%
Canada	1.9%
China	1.7%
Netherlands	1.5%
Other Countries	8.8%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
RESIC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Global Research Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Global Research Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$118	1.10%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Global Research Portfolio (fund) provided a total return of 14.95%, at net asset value. This compares with a return of 17.49% for the fund’s benchmark, the MSCI All Country World Index (net div).
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI All Country World Index:
    Security selection within the technology sector contributed to relative performance.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.
  Top detractors from performance relative to the MSCI All Country World Index:
    Security selection within both the consumer cyclicals and energy sectors detracted from relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	14.95%	9.06%	9.17%
Comparative Benchmark(s)
MSCI All Country World Index (net div) ∆	17.49%	10.06%	9.23%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	75,163,746	Total Management Fee ($)#:	566,666
Total Number of Holdings:	135	Portfolio Turnover Rate (%):	21
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	99.4%
Money Market Funds	0.6%
Top ten holdings
Microsoft Corp.	4.9%
Amazon.com, Inc.	3.7%
NVIDIA Corp.	3.6%
Alphabet, Inc., "A"	3.5%
Visa, Inc., "A"	2.6%
Meta Platforms, Inc., "A"	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0%
Apple, Inc.	1.6%
Salesforce, Inc.	1.5%
Hitachi Ltd.	1.3%
Issuer country weightings
United States	66.7%
France	5.0%
United Kingdom	4.7%
Japan	4.3%
Switzerland	3.4%
Taiwan	2.0%
Canada	1.9%
China	1.7%
Netherlands	1.5%
Other Countries	8.8%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
RESSC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Core Equity Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Core Equity Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$88	0.80%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Core Equity Portfolio (fund) provided a total return of 20.11%, at net asset value. This compares with a return of 23.81% for the fund’s benchmark, the Russell 3000® Index.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Russell 3000® Index:
    Security selection within both the health care and energy sectors benefited relative performance.
  Top detractors from performance relative to the Russell 3000® Index:
    Stock selection within the technology, capital goods, and consumer cyclicals sectors held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	20.11%	12.73%	12.46%
Comparative Benchmark(s)
Russell 3000® Index ∆	23.81%	13.86%	12.55%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	283,158,336	Total Management Fee ($)#:	2,040,723
Total Number of Holdings:	185	Portfolio Turnover Rate (%):	33
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	99.6%
Money Market Funds	0.5%
Securities Sold Short	(0.1)%
Global equity sectors
Technology	37.6%
Financial Services	14.3%
Consumer Cyclicals	13.0%
Capital Goods	12.4%
Health Care	11.0%
Energy	6.1%
Consumer Staples	3.4%
Telecommunications and Cable Television	1.7%
Top ten holdings
Microsoft Corp.	6.8%
Amazon.com, Inc.	5.1%
NVIDIA Corp.	4.6%
Alphabet, Inc., "A"	3.7%
Apple, Inc.	2.9%
Meta Platforms, Inc., "A"	2.5%
JPMorgan Chase & Co.	1.9%
Visa, Inc., "A"	1.8%
Marvell Technology, Inc.	1.6%
Johnson & Johnson	1.4%
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since January 1, 2024. For more complete information, you may review the fund's next prospectus, which we expect to be available on April 30, 2025 at insurancefunds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Initial Class shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total operating expenses do not exceed 0.78% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until April 30, 2026.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
RGSIC-ANN
Frank Russell Company ("Russell") is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.

MFS® Core Equity Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Core Equity Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
This report describes changes to the Fund that occurred during the reporting period.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$115	1.05%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Core Equity Portfolio (fund) provided a total return of 19.87%, at net asset value. This compares with a return of 23.81% for the fund’s benchmark, the Russell 3000® Index.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Russell 3000® Index:
    Security selection within both the health care and energy sectors benefited relative performance.
  Top detractors from performance relative to the Russell 3000® Index:
    Stock selection within the technology, capital goods, and consumer cyclicals sectors held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	19.87%	12.45%	12.18%
Comparative Benchmark(s)
Russell 3000® Index ∆	23.81%	13.86%	12.55%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	283,158,336	Total Management Fee ($)#:	2,040,723
Total Number of Holdings:	185	Portfolio Turnover Rate (%):	33
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	99.6%
Money Market Funds	0.5%
Securities Sold Short	(0.1)%
Global equity sectors
Technology	37.6%
Financial Services	14.3%
Consumer Cyclicals	13.0%
Capital Goods	12.4%
Health Care	11.0%
Energy	6.1%
Consumer Staples	3.4%
Telecommunications and Cable Television	1.7%
Top ten holdings
Microsoft Corp.	6.8%
Amazon.com, Inc.	5.1%
NVIDIA Corp.	4.6%
Alphabet, Inc., "A"	3.7%
Apple, Inc.	2.9%
Meta Platforms, Inc., "A"	2.5%
JPMorgan Chase & Co.	1.9%
Visa, Inc., "A"	1.8%
Marvell Technology, Inc.	1.6%
Johnson & Johnson	1.4%
MATERIAL FUND CHANGES
This is a summary of certain changes to the fund since January 1, 2024. For more complete information, you may review the fund's next prospectus, which we expect to be available on April 30, 2025 at insurancefunds.mfs.com or upon request at 1‑800‑225‑2606.
Effective August 1, 2024, for Service Class shares, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total operating expenses do not exceed 1.03% annually of the class’s average daily net assets. This written agreement will continue until modified by the fund’s Board Trustees, but such agreement will continue at least until April 30, 2026.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
RGSSC-ANN
Frank Russell Company ("Russell") is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.

MFS® Research
International Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Research International Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$90	0.89%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Research International Portfolio (fund) provided a total return of 3.09%, at net asset value. This compares with a return of 3.82% for the fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (net div).
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI EAFE Index:
    Stock selection within the energy sector contributed to relative performance.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, benefited relative performance.
  Top detractors from performance relative to the MSCI EAFE Index:
    Security selection within the health care and consumer cyclicals sectors detracted from relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	3.09%	3.89%	5.21%
Comparative Benchmark(s)
MSCI EAFE (Europe, Australasia, Far East) Index (net div) ∆	3.82%	4.73%	5.20%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	462,775,150	Total Management Fee ($)#:	4,202,495
Total Number of Holdings:	111	Portfolio Turnover Rate (%):	22
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	97.0%
Money Market Funds	3.0%
Top ten holdings
Schneider Electric SE	3.7%
Linde PLC	2.9%
Roche Holding AG	2.6%
Hitachi Ltd.	2.5%
Novo Nordisk A.S., "B"	2.4%
Nestle S.A.	2.0%
LVMH Moet Hennessy Louis Vuitton SE	2.0%
NatWest Group PLC	1.7%
Aon PLC	1.6%
ASML Holding N.V.	1.6%
Issuer country weightings
Japan	19.2%
France	13.8%
United Kingdom	12.7%
United States	11.5%
Switzerland	7.9%
Germany	6.0%
Netherlands	4.8%
Australia	3.6%
Denmark	3.0%
Other Countries	17.5%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
RSSIC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Research
International Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Research International Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$116	1.14%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Research International Portfolio (fund) provided a total return of 2.78%, at net asset value. This compares with a return of 3.82% for the fund’s benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index (net div).
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI EAFE Index:
    Stock selection within the energy sector contributed to relative performance.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, benefited relative performance.
  Top detractors from performance relative to the MSCI EAFE Index:
    Security selection within the health care and consumer cyclicals sectors detracted from relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	2.78%	3.64%	4.95%
Comparative Benchmark(s)
MSCI EAFE (Europe, Australasia, Far East) Index (net div) ∆	3.82%	4.73%	5.20%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	462,775,150	Total Management Fee ($)#:	4,202,495
Total Number of Holdings:	111	Portfolio Turnover Rate (%):	22
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	97.0%
Money Market Funds	3.0%
Top ten holdings
Schneider Electric SE	3.7%
Linde PLC	2.9%
Roche Holding AG	2.6%
Hitachi Ltd.	2.5%
Novo Nordisk A.S., "B"	2.4%
Nestle S.A.	2.0%
LVMH Moet Hennessy Louis Vuitton SE	2.0%
NatWest Group PLC	1.7%
Aon PLC	1.6%
ASML Holding N.V.	1.6%
Issuer country weightings
Japan	19.2%
France	13.8%
United Kingdom	12.7%
United States	11.5%
Switzerland	7.9%
Germany	6.0%
Netherlands	4.8%
Australia	3.6%
Denmark	3.0%
Other Countries	17.5%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
RSSSC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Income Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Income Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
Initial Class	$68	0.67%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Income Portfolio (fund) provided a total return of 3.25%, at net asset value. This compares with a return of 1.25% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Bloomberg U.S. Aggregate Bond Index:
    The fund’s exposure to both the collateralized mortgage obligations (CMO) and municipal sectors, for which the benchmark has no exposure, supported relative performance. The combination of security selection and overweight allocations to both the industrials and financial institutions sectors also benefited relative returns. From a credit quality perspective, the fund’s out-of-benchmark exposure to non-investment grade bonds further strengthened relative results.
  Top detractors from performance relative to the Bloomberg U.S. Aggregate Bond Index:
    The fund's overweight allocation to AAA-rated credit issues detracted from relative performance.
    Security selection within the mortgage-backed securities (MBS) agency fixed rate sector also weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	3.25%	1.04%	2.66%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index ∆	1.25%	(0.33)%	1.35%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	35,109,822	Average Effective Maturity (yrs):	8.5
Total Number of Holdings:	212	Average Effective Duration (yrs):	6.0
Total Management Fee ($)#:	164,892
Portfolio Turnover Rate (%):	85
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income	98.8%
Money Market Funds	1.2%
Composition including fixed income credit quality
AAA	9.7%
AA	6.6%
A	12.5%
BBB	27.3%
BB	7.5%
B	4.5%
CCC	0.7%
C	0.0%
U.S. Government	26.5%
Federal Agencies	1.6%
Not Rated	1.9%
Money Market Funds	1.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
SISIC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® Income Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Income Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment ~	Costs paid as a percentage of a $10,000 investment ~
Service Class	$93	0.92%
˜ Expenses are direct expenses and do not include underlying fund fees and expenses.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Income Portfolio (fund) provided a total return of 2.91%, at net asset value. This compares with a return of 1.25% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Bloomberg U.S. Aggregate Bond Index:
    The fund’s exposure to both the collateralized mortgage obligations (CMO) and municipal sectors, for which the benchmark has no exposure, supported relative performance. The combination of security selection and overweight allocations to both the industrials and financial institutions sectors also benefited relative returns. From a credit quality perspective, the fund’s out-of-benchmark exposure to non-investment grade bonds further strengthened relative results.
  Top detractors from performance relative to the Bloomberg U.S. Aggregate Bond Index:
    The fund's overweight allocation to AAA-rated credit issues detracted from relative performance.
    Security selection within the mortgage-backed securities (MBS) agency fixed rate sector also weakened relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to a broad measure of market performance.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of a broad measure of market performance over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	2.91%	0.78%	2.41%
Comparative Benchmark(s)
Bloomberg U.S. Aggregate Bond Index ∆	1.25%	(0.33)%	1.35%
∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	35,109,822	Average Effective Maturity (yrs):	8.5
Total Number of Holdings:	212	Average Effective Duration (yrs):	6.0
Total Management Fee ($)#:	164,892
Portfolio Turnover Rate (%):	85
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income	98.8%
Money Market Funds	1.2%
Composition including fixed income credit quality
AAA	9.7%
AA	6.6%
A	12.5%
BBB	27.3%
BB	7.5%
B	4.5%
CCC	0.7%
C	0.0%
U.S. Government	26.5%
Federal Agencies	1.6%
Not Rated	1.9%
Money Market Funds	1.2%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
SISSC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® Technology Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Technology Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$102	0.86%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Technology Portfolio (fund) provided a total return of 36.80%, at net asset value. This compares with a return of 25.02% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund's other benchmark, the Standard & Poor's North American Technology Sector Index, generated a return of 36.08%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Standard & Poor's North American Technology Sector Index:
    Security selection within the software industry contributed to relative performance.
    An underweight allocation and, to a lesser extent, stock selection within the technology hardware, storage & peripherals industry further supported relative returns.
  Top detractors to performance relative to the Standard & Poor's North American Technology Sector Index:
    Security selection within the interactive media & services industry detracted from relative performance.
    The fund’s cash and/or cash equivalents position during the period also hurt relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	36.80%	17.76%	18.03%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index +∆	25.02%	14.53%	13.10%
Standard & Poor's North American Technology Sector Index +∆	36.08%	21.06%	20.70%
+
Effective May 1, 2024, the Standard & Poor's 500 Stock Index replaced the Standard & Poor's North American Technology Sector Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Standard & Poor's North American Technology Sector Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	180,795,051	Total Management Fee ($)#:	1,197,542
Total Number of Holdings:	58	Portfolio Turnover Rate (%):	47
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	97.5%
Money Market Funds	2.5%
Top ten holdings
Meta Platforms, Inc., "A"	10.1%
Alphabet, Inc., "A"	8.0%
NVIDIA Corp.	7.6%
Microsoft Corp.	7.4%
Apple, Inc.	6.2%
Broadcom, Inc.	4.2%
Salesforce, Inc.	3.6%
Oracle Corp.	3.0%
ServiceNow, Inc.	2.9%
Accenture PLC, "A"	2.4%
Top five industries
Computer Software	29.4%
Electronics	21.6%
Internet	20.9%
Computer Software - Systems	16.8%
Business Services	5.4%
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
TKSIC-ANN
"Standard & Poor's®" and "S&P®" are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

MFS® Technology Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Technology Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$131	1.11%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Technology Portfolio (fund) provided a total return of 36.45%, at net asset value. This compares with a return of 25.02% for the fund’s benchmark, the Standard & Poor's 500 Stock Index. The fund's other benchmark, the Standard & Poor's North American Technology Sector Index, generated a return of 36.08%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the Standard & Poor's North American Technology Sector Index:
    Security selection within the software industry contributed to relative performance.
    An underweight allocation and, to a lesser extent, stock selection within the technology hardware, storage & peripherals industry further supported relative returns.
  Top detractors to performance relative to the Standard & Poor's North American Technology Sector Index:
    Security selection within the interactive media & services industry detracted from relative performance.
    The fund’s cash and/or cash equivalents position during the period also hurt relative results.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	36.45%	17.46%	17.75%
Comparative Benchmark(s)
Standard & Poor's 500 Stock Index +∆	25.02%	14.53%	13.10%
Standard & Poor's North American Technology Sector Index +∆	36.08%	21.06%	20.70%
+
Effective May 1, 2024, the Standard & Poor's 500 Stock Index replaced the Standard & Poor's North American Technology Sector Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the Standard & Poor's North American Technology Sector Index as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	180,795,051	Total Management Fee ($)#:	1,197,542
Total Number of Holdings:	58	Portfolio Turnover Rate (%):	47
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	97.5%
Money Market Funds	2.5%
Top ten holdings
Meta Platforms, Inc., "A"	10.1%
Alphabet, Inc., "A"	8.0%
NVIDIA Corp.	7.6%
Microsoft Corp.	7.4%
Apple, Inc.	6.2%
Broadcom, Inc.	4.2%
Salesforce, Inc.	3.6%
Oracle Corp.	3.0%
ServiceNow, Inc.	2.9%
Accenture PLC, "A"	2.4%
Top five industries
Computer Software	29.4%
Electronics	21.6%
Internet	20.9%
Computer Software - Systems	16.8%
Business Services	5.4%
For purposes of these classifications, MFS uses its own internal sector/industry classification methodology, which may deviate from classification methodologies used by other industry participants (e.g., the Global Industry Classification Standard).
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
TKSSC-ANN
"Standard & Poor's®" and "S&P®" are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

MFS® Global Growth Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Global Growth Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$93	0.88%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Global Growth Portfolio (fund) provided a total return of 11.07%, at net asset value. This compares with a return of 17.49% for the fund’s benchmark, the MSCI All Country World Index (net div). The fund's other benchmark, the MSCI All Country World Growth Index (net div), generated a return of 24.23%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI All Country World Index:
    An underweight allocation to the materials sector aided relative performance. In addition, not owning any stocks within the energy sector supported relative returns.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.
  Top detractors from performance relative to the MSCI All Country World Index:
    Security selection in the consumer discretionary, consumer staples, communication services and information technology sectors held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	11.07%	9.24%	10.76%
Comparative Benchmark(s)
MSCI All Country World Index (net div) +∆	17.49%	10.06%	9.23%
MSCI All Country World Growth Index (net div) +∆	24.23%	13.07%	11.88%
+
Effective March 1, 2024, the MSCI All Country World Index (net div) replaced the MSCI All Country World Growth Index (net div) because MFS believes the MSCI All Country World Index (net div) better reflects MFS’ implementation of fund’s investment strategy.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	51,158,181	Total Management Fee ($)#:	462,926
Total Number of Holdings:	73	Portfolio Turnover Rate (%):	21
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	98.9%
Money Market Funds	1.1%
Top ten holdings
Microsoft Corp.	6.4%
Visa, Inc., "A"	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.3%
NVIDIA Corp.	3.1%
Accenture PLC, "A"	2.9%
Apple, Inc.	2.4%
Salesforce, Inc.	2.3%
Tencent Holdings Ltd.	2.3%
HDFC Bank Ltd.	2.2%
Agilent Technologies, Inc.	2.1%
Issuer country weightings
United States	71.6%
Canada	5.2%
France	4.4%
China	3.8%
Taiwan	3.3%
Japan	2.4%
India	2.3%
Switzerland	1.7%
South Korea	1.3%
Other Countries	4.0%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
WGOIC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Global Growth Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Global Growth Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$119	1.13%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Global Growth Portfolio (fund) provided a total return of 10.78%, at net asset value. This compares with a return of 17.49% for the fund’s benchmark, the MSCI All Country World Index (net div). The fund's other benchmark, the MSCI All Country World Growth Index (net div), generated a return of 24.23%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MSCI All Country World Index:
    An underweight allocation to the materials sector aided relative performance. In addition, not owning any stocks within the energy sector supported relative returns.
    During the reporting period, the fund's relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.
  Top detractors from performance relative to the MSCI All Country World Index:
    Security selection in the consumer discretionary, consumer staples, communication services and information technology sectors held back relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	10.78%	8.97%	10.48%
Comparative Benchmark(s)
MSCI All Country World Index (net div) +∆	17.49%	10.06%	9.23%
MSCI All Country World Growth Index (net div) +∆	24.23%	13.07%	11.88%
+
Effective March 1, 2024, the MSCI All Country World Index (net div) replaced the MSCI All Country World Growth Index (net div) because MFS believes the MSCI All Country World Index (net div) better reflects MFS’ implementation of fund’s investment strategy.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	51,158,181	Total Management Fee ($)#:	462,926
Total Number of Holdings:	73	Portfolio Turnover Rate (%):	21
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Equities	98.9%
Money Market Funds	1.1%
Top ten holdings
Microsoft Corp.	6.4%
Visa, Inc., "A"	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.3%
NVIDIA Corp.	3.1%
Accenture PLC, "A"	2.9%
Apple, Inc.	2.4%
Salesforce, Inc.	2.3%
Tencent Holdings Ltd.	2.3%
HDFC Bank Ltd.	2.2%
Agilent Technologies, Inc.	2.1%
Issuer country weightings
United States	71.6%
Canada	5.2%
France	4.4%
China	3.8%
Taiwan	3.3%
Japan	2.4%
India	2.3%
Switzerland	1.7%
South Korea	1.3%
Other Countries	4.0%
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
WGOSC-ANN
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Global
Governments Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Global Governments Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$68	0.70%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Global Governments Portfolio (fund) provided a total return of ‑4.54%, at net asset value. This compares with a return of ‑1.69% for the fund’s benchmark, the Bloomberg Global Aggregate Index. The fund's other benchmark, the JPMorgan Global Government Bond Index (Unhedged), generated a return of ‑3.65%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the JPMorgan Global Government Bond Index:
    The fund’s overweight allocation to Italian securities, and underweight allocation to French-issued securities, contributed to relative performance. Favorable bond selection within Spain and the US also strengthened relative results.
  Top detractors from performance relative to the JPMorgan Global Government Bond Index:
    The fund's longer duration stance, particularly along the Mexican, Australian, and Great Britain yield curves, held back relative performance.
    Additionally, the fund's foreign exchange allocation decisions, most notably from its overweight exposure to developed market currencies, including the Japanese Yen and Norwegian Krone, further weakened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	(4.54)%	(3.71)%	(1.07)%
Comparative Benchmark(s)
Bloomberg Global Aggregate Index +∆	(1.69)%	(1.96)%	0.15%
JPMorgan Global Government Bond Index (Unhedged) +∆	(3.65)%	(3.18)%	(0.54)%
+
Effective May 1, 2024, the Bloomberg Global Aggregate Index replaced the JPMorgan Global Government Bond Index (Unhedged) as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the JPMorgan Global Government Bond Index (Unhedged) as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	83,389,940	Average Effective Maturity (yrs):	9.5
Total Number of Holdings:	71	Average Effective Duration (yrs):	7.4
Total Management Fee ($)#:	644,818
Portfolio Turnover Rate (%):	93
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income	95.5%
Money Market Funds	4.5%
Issuer country weightings
United States	49.0%
Japan	11.0%
Italy	10.6%
Germany	4.5%
United Kingdom	3.8%
Spain	3.6%
Greece	2.7%
Canada	2.5%
South Korea	2.3%
Other Countries	10.0%
Composition including fixed income credit quality
AAA	10.2%
AA	7.4%
A	10.7%
BBB	15.4%
BB	0.7%
U.S. Government	41.9%
Federal Agencies	1.6%
Not Rated	7.6%
Money Market Funds	4.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
WGSIC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® Global
Governments Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Global Governments Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$93	0.95%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Global Governments Portfolio (fund) provided a total return of ‑4.76%, at net asset value. This compares with a return of ‑1.69% for the fund’s benchmark, the Bloomberg Global Aggregate Index. The fund's other benchmark, the JPMorgan Global Government Bond Index (Unhedged), generated a return of ‑3.65%.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the JPMorgan Global Government Bond Index:
    The fund’s overweight allocation to Italian securities, and underweight allocation to French-issued securities, contributed to relative performance. Favorable bond selection within Spain and the US also strengthened relative results.
  Top detractors from performance relative to the JPMorgan Global Government Bond Index:
    The fund's longer duration stance, particularly along the Mexican, Australian, and Great Britain yield curves, held back relative performance.
    Additionally, the fund's foreign exchange allocation decisions, most notably from its overweight exposure to developed market currencies, including the Japanese Yen and Norwegian Krone, further weakened relative returns.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	(4.76)%	(3.95)%	(1.32)%
Comparative Benchmark(s)
Bloomberg Global Aggregate Index +∆	(1.69)%	(1.96)%	0.15%
JPMorgan Global Government Bond Index (Unhedged) +∆	(3.65)%	(3.18)%	(0.54)%
+
Effective May 1, 2024, the Bloomberg Global Aggregate Index replaced the JPMorgan Global Government Bond Index (Unhedged) as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the JPMorgan Global Government Bond Index (Unhedged) as an additional benchmark that MFS believes more closely reflects the market segments in which the fund invests.

∆	Source: FactSet Research Systems Inc.
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	83,389,940	Average Effective Maturity (yrs):	9.5
Total Number of Holdings:	71	Average Effective Duration (yrs):	7.4
Total Management Fee ($)#:	644,818
Portfolio Turnover Rate (%):	93
# Includes the effect of any management fee waivers, if applicable.
Where the fund holds derivatives, they are not included in the total number of portfolio holdings.
PORTFOLIO COMPOSITION (BASED ON TOTAL INVESTMENTS AS OF 12/31/24)
Portfolio structure
Fixed Income	95.5%
Money Market Funds	4.5%
Issuer country weightings
United States	49.0%
Japan	11.0%
Italy	10.6%
Germany	4.5%
United Kingdom	3.8%
Spain	3.6%
Greece	2.7%
Canada	2.5%
South Korea	2.3%
Other Countries	10.0%
Composition including fixed income credit quality
AAA	10.2%
AA	7.4%
A	10.7%
BBB	15.4%
BB	0.7%
U.S. Government	41.9%
Federal Agencies	1.6%
Not Rated	7.6%
Money Market Funds	4.5%
Ratings are assigned using Moody’s, Fitch, and Standard & Poor’s and applying a hierarchy: If all 3 agencies rate a security, the middle rating is assigned; if 2 agencies rate a security, the lower rating is assigned. If none of the 3 agencies rate a security, we use DBRS Morningstar. If none of the 4 agencies rate a security, we use Kroll Bond Rating Agency. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
WGSSC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MFS® Global Tactical
Allocation Portfolio
MFS® Variable Insurance Trust II
Initial Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Global Tactical Allocation Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Initial Class	$80	0.78%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Initial Class shares of the MFS Global Tactical Allocation Portfolio (fund) provided a total return of 5.00%, at net asset value. This compares with a return of ‑1.69% for the fund’s benchmark, the Bloomberg Global Aggregate Index. The fund's other benchmark, the MFS Global Tactical Allocation Blended Index (Blended Index), generated a return of 7.99%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Fund Performance.
  The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, swaps and certain complex structured securities.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MFS Global Tactical Allocation Blended Index:
    Within the equity portion of the fund, the combination of an overweight position and stock selection within the financials sector supported relative performance. Within the fixed income portion of the fund, an overweight exposure and bond selection within both the industrials and financial institutions sectors, and an underweight allocation to the treasury sector, benefited relative results. From a credit quality perspective, bond selection within BBB-rated securities, and the fund's exposure to BB-rated bonds, for which the benchmark has no exposure, also supported relative returns. The fund's yield curve positioning, particularly to the USD yield curve, was another area of relative strength.
    Within the fund’s tactical overlay, long exposures to the South Korean and Canadian equity markets, and a short exposure to the Australian equity market, via holdings of equity index futures, contributed to relative performance. The fund's lesser exposure to the long end of the yield curve, via holdings of interest rate swaps, also supported relative returns. From a currency perspective, the fund's short exposure to the euro further boosted relative results.
  Top detractors from performance relative to the MFS Global Tactical Allocation Blended Index:
    Within the equity portion of the fund, stock selection and an underweight position in the information technology sector held back relative performance. Security selection within both the communication services and consumer discretionary sectors also weighed on relative results. There were no factors within the fixed income portion of the fund that materially detracted from relative performance.
    Within the fund’s tactical overlay, long exposures to the Mexican and Spanish equity markets, via holdings of equity index futures, and a greater exposure to the short end of the yield curve, hurt relative returns. From a currency perspective, the fund's greater exposures to both the Norwegian and Swedish krona further dampened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Initial Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Initial Class	5.00%	3.13%	3.92%
Comparative Benchmark(s)
Bloomberg Global Aggregate Index ∆	(1.69)%	(1.96)%	0.15%
MFS Global Tactical Allocation Blended Index ∆	7.99%	4.10%	4.74%
∆	Source: FactSet Research Systems Inc.
The MFS Global Tactical Allocation Blended Index (a custom index) was comprised of the following at the end of the reporting period:
12/31/24
Bloomberg Global Aggregate Index (USD Hedged)	54%
MSCI World Index (net div)	35%
Bloomberg Global Aggregate Index	11%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/ic for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	342,456,614	Total Management Fee ($)#:	2,659,448
Total Number of Holdings:	1,004	Portfolio Turnover Rate (%):	97
# Includes the effect of any management fee waivers, if applicable.
PORTFOLIO COMPOSITION (BASED ON TOTAL NET ASSETS AS OF 12/31/24)
Portfolio Structure		Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	33.0%	46.9%	(18.5)%	61.4%
	Emerging Markets	14.3%	0.0%	0.0%	14.3%
	United Kingdom	3.5%	3.6%	0.0%	7.1%
	Asia/Pacific ex-Japan	1.5%	4.7%	0.0%	6.2%
	Europe ex-U.K.	10.3%	0.0%	(4.6)%	5.7%
	Japan	4.7%	0.5%	0.0%	5.2%
	North America ex-U.S.	4.4%	0.0%	(1.1)%	3.3%
	Supranational	1.5%	0.0%	0.0%	1.5%
	Total	73.2%	55.7%	(24.2)%	104.7%
Equity	Europe ex-U.K.	6.3%	8.1%	(1.3)%	13.1%
	U.S. Large Cap	11.6%	0.1%	(2.3)%	9.4%
	U.S. Small/Mid Cap	7.4%	0.0%	(2.0)%	5.4%
	Emerging Markets	1.9%	7.1%	(5.3)%	3.7%
	North America ex-U.S.	0.8%	2.7%	0.0%	3.5%
	United Kingdom	2.9%	0.0%	(0.2)%	2.7%
	Japan	2.4%	0.0%	(1.8)%	0.6%
	Asia/Pacific ex-Japan	0.6%	1.6%	(2.5)%	(0.3)%
	Total	33.9%	19.6%	(15.4)%	38.1%
Real Estate-related	U.S.	0.7%	0.0%	0.0%	0.7%
	Non-U.S.	0.3%	0.0%	0.0%	0.3%
	Total	1.0%	0.0%	0.0%	1.0%
Fixed Income (Inflation-adjusted)	U.S.	0.7%	0.0%	0.0%	0.7%
Cash	Cash & Cash Equivalents (d)				1.9%
	Other (e)				(46.4)%
	Total Net Exposure Summary				100.0%
(a) Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b) Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c) For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d) Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities.
(e) Other includes currency derivatives and/or the offsetting of the leverage produced by derivative positions.
Portfolio Composition presents the value of securities, including equivalent exposure of derivative positions. Equivalent exposure is a reasonable approximation of the amount of the underlying asset the portfolio would have to hold to have the same price sensitivity of the derivative contract. Bonds include any accrued interest amounts.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
WTSIC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MFS® Global Tactical
Allocation Portfolio
MFS® Variable Insurance Trust II
Service Class
Annual Shareholder Report
This annual shareholder report contains important information about MFS Global Tactical Allocation Portfolio for the period of January 1, 2024 to December 31, 2024. You can find additional information about the fund at insurancefunds.mfs.com. You can also request this information by contacting us at 1‑800‑225‑2606 or by sending an e-mail request to orderliterature@mfs.com.
FUND EXPENSES
What were the fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$105	1.03%
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  For the twelve months ended December 31, 2024, Service Class shares of the MFS Global Tactical Allocation Portfolio (fund) provided a total return of 4.68%, at net asset value. This compares with a return of ‑1.69% for the fund’s benchmark, the Bloomberg Global Aggregate Index. The fund's other benchmark, the MFS Global Tactical Allocation Blended Index (Blended Index), generated a return of 7.99%. The Blended Index reflects the blended returns of broad asset class indices, with percentage allocations to each index designed to resemble the broad asset class allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Fund Performance.
  The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of a combination of debt instruments and equity securities and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes (e.g. equity and fixed income), markets (e.g. U.S. and foreign countries), and currencies (e.g. U.S. dollar and Japanese yen). Derivatives include futures, forward contracts, options, swaps and certain complex structured securities.
  Moderating inflation pressures allowed many global central banks to ease monetary policy during the period. However, the pace of disinflation slowed toward the end of the period, particularly in the United States.
  Geopolitical strains remained high amid ongoing conflicts in Ukraine and in the Middle East, while relations between China and the US remained tense. At the end of the period, China unveiled a sizable stimulus package aimed at shoring up its property sector and the finances of highly indebted local governments.
  Toward the end of the period, labor markets loosened modestly, particularly in the US, brightening the inflation outlook as economic growth remained solid.
  Global equity markets reached record levels during the period as they withstood the adversity of the unsettled geopolitical climate and a higher interest rate environment amid optimism over the wide-scale adoption of artificial intelligence and continued healthy earnings growth.
  Global bond yields climbed to close out the calendar year on the back of the US election result, resilient economic growth, and concerns that global disinflationary progress may have stalled. Reflecting increased inflation uncertainty, market expectations for future Federal Reserve interest rate cuts in 2025 have been pared back while already compressed credit spreads tightened further. Global bond market volatility, as measured by the Merrill Lynch Option Volatility Estimate (MOVE) index, declined in the fourth quarter after peaking before the US election.
  Top contributors to performance relative to the MFS Global Tactical Allocation Blended Index:
    Within the equity portion of the fund, the combination of an overweight position and stock selection within the financials sector supported relative performance. Within the fixed income portion of the fund, an overweight exposure and bond selection within both the industrials and financial institutions sectors, and an underweight allocation to the treasury sector, benefited relative results. From a credit quality perspective, bond selection within BBB-rated securities, and the fund's exposure to BB-rated bonds, for which the benchmark has no exposure, also supported relative returns. The fund's yield curve positioning, particularly to the USD yield curve, was another area of relative strength.
    Within the fund’s tactical overlay, long exposures to the South Korean and Canadian equity markets, and a short exposure to the Australian equity market, via holdings of equity index futures, contributed to relative performance. The fund's lesser exposure to the long end of the yield curve, via holdings of interest rate swaps, also supported relative returns. From a currency perspective, the fund's short exposure to the euro further boosted relative results.
  Top detractors from performance relative to the MFS Global Tactical Allocation Blended Index:
    Within the equity portion of the fund, stock selection and an underweight position in the information technology sector held back relative performance. Security selection within both the communication services and consumer discretionary sectors also weighed on relative results. There were no factors within the fixed income portion of the fund that materially detracted from relative performance.
    Within the fund’s tactical overlay, long exposures to the Mexican and Spanish equity markets, via holdings of equity index futures, and a greater exposure to the short end of the yield curve, hurt relative returns. From a currency perspective, the fund's greater exposures to both the Norwegian and Swedish krona further dampened relative performance.
FUND PERFORMANCE
The fund’s past performance is not a good predictor of the fund’s future performance. The graph and table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The graph and table below also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts through which the fund is offered. The graph and table below assume reinvestment of dividends and capital gain distributions.
Growth of a Hypothetical $10,000 Investment
This graph shows the performance of a hypothetical $10,000 investment in Service Class over a ten year period or since inception, if shorter, in comparison to (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests.
Average Annual Total Returns through 12/31/24
This table shows the average annual total returns of the class of shares noted for the periods shown. It also shows the average annual total returns of (i) a broad measure of market performance and (ii) an additional index that MFS believes more closely reflects the market segments in which the fund invests, over the same periods.
Share Class	1-yr	5-yr	10-yr
Service Class	4.68%	2.87%	3.66%
Comparative Benchmark(s)
Bloomberg Global Aggregate Index ∆	(1.69)%	(1.96)%	0.15%
MFS Global Tactical Allocation Blended Index ∆	7.99%	4.10%	4.74%
∆	Source: FactSet Research Systems Inc.
The MFS Global Tactical Allocation Blended Index (a custom index) was comprised of the following at the end of the reporting period:
12/31/24
Bloomberg Global Aggregate Index (USD Hedged)	54%
MSCI World Index (net div)	35%
Bloomberg Global Aggregate Index	11%
Notes to Fund Performance
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
Visit mfs.com/perf/sc for more recent performance information.
FUND STATISTICS AS OF 12/31/24
Net Assets ($):	342,456,614	Total Management Fee ($)#:	2,659,448
Total Number of Holdings:	1,004	Portfolio Turnover Rate (%):	97
# Includes the effect of any management fee waivers, if applicable.
PORTFOLIO COMPOSITION (BASED ON TOTAL NET ASSETS AS OF 12/31/24)
Portfolio Structure		Tactical Overlay (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	33.0%	46.9%	(18.5)%	61.4%
	Emerging Markets	14.3%	0.0%	0.0%	14.3%
	United Kingdom	3.5%	3.6%	0.0%	7.1%
	Asia/Pacific ex-Japan	1.5%	4.7%	0.0%	6.2%
	Europe ex-U.K.	10.3%	0.0%	(4.6)%	5.7%
	Japan	4.7%	0.5%	0.0%	5.2%
	North America ex-U.S.	4.4%	0.0%	(1.1)%	3.3%
	Supranational	1.5%	0.0%	0.0%	1.5%
	Total	73.2%	55.7%	(24.2)%	104.7%
Equity	Europe ex-U.K.	6.3%	8.1%	(1.3)%	13.1%
	U.S. Large Cap	11.6%	0.1%	(2.3)%	9.4%
	U.S. Small/Mid Cap	7.4%	0.0%	(2.0)%	5.4%
	Emerging Markets	1.9%	7.1%	(5.3)%	3.7%
	North America ex-U.S.	0.8%	2.7%	0.0%	3.5%
	United Kingdom	2.9%	0.0%	(0.2)%	2.7%
	Japan	2.4%	0.0%	(1.8)%	0.6%
	Asia/Pacific ex-Japan	0.6%	1.6%	(2.5)%	(0.3)%
	Total	33.9%	19.6%	(15.4)%	38.1%
Real Estate-related	U.S.	0.7%	0.0%	0.0%	0.7%
	Non-U.S.	0.3%	0.0%	0.0%	0.3%
	Total	1.0%	0.0%	0.0%	1.0%
Fixed Income (Inflation-adjusted)	U.S.	0.7%	0.0%	0.0%	0.7%
Cash	Cash & Cash Equivalents (d)				1.9%
	Other (e)				(46.4)%
	Total Net Exposure Summary				100.0%
(a) Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b) Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c) For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d) Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities.
(e) Other includes currency derivatives and/or the offsetting of the leverage produced by derivative positions.
Portfolio Composition presents the value of securities, including equivalent exposure of derivative positions. Equivalent exposure is a reasonable approximation of the amount of the underlying asset the portfolio would have to hold to have the same price sensitivity of the derivative contract. Bonds include any accrued interest amounts.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
ADDITIONAL INFORMATION
You can find the fund’s summary prospectus, prospectus, most recent annual and semiannual reports, financial information, portfolio holdings, and statement of additional information online at insurancefunds.mfs.com. Proxy voting information is available without charge by calling 1‑800‑225‑2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s website at http://www.sec.gov.
WTSSC-ANN
Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg").  Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Item 1(b):

Not applicable.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code. David L. DiLorenzo (Principal Executive Officer) and James O. Yost (Principal Financial Officer) were the two persons covered by the Code prior to April 1, 2024. Beginning April 1, 2024, David L. DiLorenzo (Principal Executive Officer) and Kasey L. Phillips (Principal Financial Officer) are the two persons covered by the Code. A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Clarence Otis, Jr., and Darrell A. Williams, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Otis, and Williams are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the "Registrant" or the "Fund"). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2024 and 2023, audit fees billed to the Fund by Deloitte were as follows:

Fees billed by Deloitte:		Audit Fees
	2024	2023
MFS Blended Research Core Equity Portfolio	56,136	54,076
MFS Core Equity Portfolio	58,771	56,617
MFS Corporate Bond Portfolio	66,400	72,815
MFS Emerging Markets Equity Portfolio	59,142	56,975
MFS Global Governments Portfolio	68,400	70,232
MFS Global Growth Portfolio	72,152	69,521
MFS Global Research Portfolio	57,268	55,168
MFS Global Tactical Allocation Portfolio	79,045	76,168
MFS Government Securities Portfolio	67,190	64,736
MFS High Yield Portfolio	87,161	83,993
MFS Income Portfolio	80,120	77,204
MFS International Growth Portfolio	59,142	56,975
MFS International Intrinsic Value Portfolio	60,271	58,063
MFS Massachusetts Investors Growth Stock Portfolio	58,640	56,491
MFS Research International Portfolio	56,136	54,076
MFS Technology Portfolio	56,267	54,202
MFS U.S. Government Money Market Portfolio	34,824	33,524
Total	1,077,065	1,050,836

For the fiscal years ended December 31, 2024 and 2023, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2024	2023	2024	2023	2024	2023

To MFS Blended Research	2,400	2,400	0	0	0	0
Core Equity Portfolio
To MFS Core Equity Portfolio	2,400	2,400	0	0	0	0

To MFS Corporate Bond	2,400	2,400	0	0	0	0
Portfolio
To MFS Emerging Markets	2,400	2,400	0	0	0	0
Equity Portfolio
To MFS Global Governments	2,400	2,400	0	0	0	0
Portfolio
To MFS Global Growth	2,400	2,400	0	0	0	0
Portfolio
To MFS Global Research	2,400	2,400	0	0	0	0
Portfolio
To MFS Global Tactical	2,400	2,400	0	0	0	0
Allocation Portfolio
To MFS Government Securities	2,400	2,400	0	0	0	0
Portfolio
To MFS High Yield Portfolio	2,400	2,400	0	0	0	0

To MFS Income Portfolio	2,400	2,400	0	0	0	0

To MFS International Growth	2,400	2,400	0	0	0	0
Portfolio
To MFS International Intrinsic	2,400	2,400	0	0	0	0
Value Portfolio
To MFS Massachusetts	2,400	2,400	0	0	0	0
Investors Growth Stock
Portfolio
To MFS Research International	2,400	2,400	0	0	0	0
Portfolio
To MFS Technology Portfolio	2,400	2,400	0	0	0	0

To MFS U.S. Government Money	2,400	2,400	0	0	0	0
Market Portfolio
Total fees billed by Deloitte
To above Funds:	40,800	40,800	0	0	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2024	2023	2024	2023	2024	2023

To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Blended
Research Core Equity Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Core Equity
Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Corporate Bond Po
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Emerging
Markets Equity Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Global
Governments Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Global
Growth Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Global
Research Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Global Tactical
Allocation Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Government
Securities Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS High
Yield Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Income
Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS International
Growth Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS International
Intrinsic Value Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Massachusetts
Investors Growth Stock
Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Research
International Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS Technology
Portfolio*
To MFS and MFS Related	0	0	0	0	234,973	0
Entities of MFS U.S. Government
Money Market Portfolio *

Fees billed by Deloitte:				Aggregate fees for non-audit services
				2024		2023
To MFS Blended Research Core Equity Portfolio, MFS and MFS				255,300		2,400
Related Entities#
To MFS Core Equity Portfolio, MFS and MFS Related Entities#				255,300		2,400
To MFS Corporate Bond Portfolio, MFS and MFS Related				255,300		2,400
Entities#
To MFS Emerging Markets Equity Portfolio, MFS and MFS				255,300		2,400
Related Entities#
To MFS Global Governments Portfolio, MFS and MFS Related				255,300		2,400
Entities#
To MFS Global Growth Portfolio MFS and MFS Related Entities#				255,300		2,400
To MFS Global Research Portfolio, MFS and MFS Related				255,300		2,400
Entities#
To MFS Global Tactical Allocation Portfolio, MFS and MFS				255,300		2,400
Related Entities#
To MFS Government Securities Portfolio, MFS and MFS Related				255,300		2,400
Entities#
To MFS High Yield Portfolio, MFS and MFS Related Entities#				255,300		2,400
To MFS Income Portfolio, MFS and MFS Related Entities#				255,300		2,400
To MFS International Growth Portfolio, MFS and MFS Related				255,300		2,400
Entities#
To MFS International Intrinsic Value Portfolio, MFS and MFS				255,300		2,400
Related Entities#
To MFS Massachusetts Investors Growth Stock Portfolio, MFS				255,300		2,400
and MFS Related Entities#
To MFS Research International Portfolio, MFS and MFS Related				255,300		2,400
Entities#
To MFS Technology Portfolio, MFS and MFS Related Entities#				255,300		2,400
To MFS U.S. Government Money Market Portfolio, MFS and				255,300		2,400
MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities. If applicable the fees are converted to USD as of the payment date.

1 The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre- approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.  INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included in the financial statements of such series under Item 7 of this Form N-CSR.

MFS Blended Research Core Equity Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Blended Research Core Equity Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Aerospace & Defense – 1.5%
General Dynamics Corp.	5,458	$ 1,438,129
General Electric Co.	13,871	2,313,544
Leidos Holdings, Inc.	15,773	2,272,258
		$6,023,931
Airlines – 0.4%
United Airlines Holdings, Inc. (a)	15,138	$ 1,469,900
Apparel Manufacturers – 0.7%
PVH Corp.	27,997	$ 2,960,683
Automotive – 1.2%
Aptiv PLC (a)	7,403	$ 447,734
Tesla, Inc. (a)	10,911	4,406,298
		$4,854,032
Biotechnology – 0.4%
Biogen, Inc. (a)	10,652	$ 1,628,904
Broadcasting – 1.5%
Spotify Technology S.A. (a)	13,776	$ 6,163,107
Brokerage & Asset Managers – 0.7%
Cboe Global Markets, Inc.	1,835	$ 358,559
Citigroup, Inc.	33,412	2,351,871
		$2,710,430
Business Services – 1.9%
Accenture PLC, “A”	3,972	$ 1,397,310
Dropbox, Inc. (a)	35,708	1,072,668
Verisk Analytics, Inc., “A”	18,547	5,108,400
		$7,578,378
Chemicals – 0.4%
Eastman Chemical Co.	18,720	$ 1,709,510
Computer Software – 10.2%
Guidewire Software, Inc. (a)	18,053	$ 3,043,375
Microsoft Corp.	62,996	26,552,814
Okta, Inc. (a)	5,836	459,877
Salesforce, Inc.	19,240	6,432,509
ServiceNow, Inc. (a)	4,278	4,535,193
Zoom Communications, Inc. (a)	5,048	411,967
		$41,435,735
Computer Software - Systems – 7.0%
Apple, Inc.	112,646	$ 28,208,811
CGSFS-ANN
1

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 2.3%
Builders FirstSource, Inc. (a)	20,583	$ 2,941,928
Essex Property Trust, Inc., REIT	11,600	3,311,104
Masco Corp.	24,544	1,781,158
Mohawk Industries, Inc. (a)	4,471	532,630
Stanley Black & Decker, Inc.	7,336	589,008
		$9,155,828
Consumer Products – 1.9%
Colgate-Palmolive Co.	29,027	$ 2,638,845
Kimberly-Clark Corp.	38,926	5,100,863
		$7,739,708
Consumer Services – 0.9%
Booking Holdings, Inc.	736	$ 3,656,757
Electrical Equipment – 0.8%
Amphenol Corp., “A”	9,465	$ 657,344
TE Connectivity PLC	18,226	2,605,771
		$3,263,115
Electronics – 11.7%
Applied Materials, Inc.	23,093	$ 3,755,615
Broadcom, Inc.	10,845	2,514,305
Lam Research Corp.	69,889	5,048,082
NVIDIA Corp.	239,646	32,182,061
NXP Semiconductors N.V.	17,990	3,739,222
		$47,239,285
Energy - Independent – 2.0%
ConocoPhillips	30,977	$ 3,071,989
EOG Resources, Inc.	6,911	847,151
Phillips 66	35,884	4,088,264
		$8,007,404
Energy - Integrated – 0.1%
Exxon Mobil Corp.	3,049	$ 327,981
Food & Beverages – 1.3%
General Mills, Inc.	51,963	$ 3,313,680
Mondelez International, Inc.	23,909	1,428,085
PepsiCo, Inc.	2,241	340,766
		$5,082,531
Health Maintenance Organizations – 1.3%
Cigna Group	17,907	$ 4,944,839
UnitedHealth Group, Inc.	717	362,702
		$5,307,541
Insurance – 4.7%
Ameriprise Financial, Inc.	12,295	$ 6,546,227
Berkshire Hathaway, Inc., “B” (a)	4,790	2,171,211
Corebridge Financial, Inc.	163,080	4,880,985
Equitable Holdings, Inc.	19,112	901,513
Everest Group Ltd.	3,317	1,202,280
Hartford Financial Services Group, Inc.	16,131	1,764,731
2

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
MetLife, Inc.	9,936	$ 813,560
Reinsurance Group of America, Inc.	2,821	602,650
		$18,883,157
Internet – 8.3%
Alphabet, Inc., “A”	56,269	$ 10,651,722
Alphabet, Inc., “C”	35,836	6,824,608
Meta Platforms, Inc., “A”	27,499	16,100,939
		$33,577,269
Machinery & Tools – 1.9%
AGCO Corp.	5,791	$ 541,343
CNH Industrial N.V.	153,854	1,743,166
Eaton Corp. PLC	5,577	1,850,839
Mueller Industries, Inc.	4,867	386,245
Wabtec Corp.	16,619	3,150,796
		$7,672,389
Major Banks – 3.2%
Bank of America Corp.	47,860	$ 2,103,447
JPMorgan Chase & Co.	28,058	6,725,783
Wells Fargo & Co.	61,577	4,325,169
		$13,154,399
Medical & Health Technology & Services – 1.8%
IQVIA Holdings, Inc. (a)	4,894	$ 961,720
McKesson Corp.	10,824	6,168,706
Universal Health Services, Inc.	1,760	315,779
		$7,446,205
Medical Equipment – 1.0%
Abbott Laboratories	8,345	$ 943,903
Becton, Dickinson and Co.	1,591	360,950
Boston Scientific Corp. (a)	11,246	1,004,493
Medtronic PLC	23,562	1,882,132
		$4,191,478
Network & Telecom – 0.9%
Motorola Solutions, Inc.	3,806	$ 1,759,248
Qualcomm, Inc.	11,331	1,740,668
		$3,499,916
Oil Services – 1.0%
TechnipFMC PLC	134,715	$ 3,898,652
Other Banks & Diversified Financials – 5.3%
American Express Co.	18,782	$ 5,574,310
Mastercard, Inc., “A”	2,823	1,486,507
Northern Trust Corp.	23,053	2,362,932
Popular, Inc.	29,259	2,752,102
Visa, Inc., “A”	29,471	9,314,015
		$21,489,866
3

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 6.0%
AbbVie, Inc.	44,109	$ 7,838,169
Eli Lilly & Co.	1,802	1,391,144
Johnson & Johnson	47,307	6,841,538
Merck & Co., Inc.	5,508	547,936
Organon & Co.	72,346	1,079,402
Pfizer, Inc.	165,589	4,393,076
Vertex Pharmaceuticals, Inc. (a)	5,875	2,365,863
		$24,457,128
Printing & Publishing – 0.1%
Lamar Advertising Co., REIT	3,040	$ 370,090
Railroad & Shipping – 1.0%
CSX Corp.	122,610	$ 3,956,625
Real Estate – 1.9%
Essential Properties Realty Trust, REIT	60,061	$ 1,878,708
Jones Lang LaSalle, Inc. (a)	13,730	3,475,612
W.P. Carey, Inc., REIT	45,891	2,500,142
		$7,854,462
Restaurants – 0.4%
Aramark	40,956	$ 1,528,068
Specialty Chemicals – 0.9%
RPM International, Inc.	28,632	$ 3,523,454
Specialty Stores – 8.2%
Amazon.com, Inc. (a)	88,072	$ 19,322,116
Home Depot, Inc.	12,793	4,976,349
O'Reilly Automotive, Inc. (a)	3,685	4,369,673
Target Corp.	32,506	4,394,161
		$33,062,299
Telecommunications - Wireless – 0.3%
T-Mobile USA, Inc.	6,022	$ 1,329,236
Tobacco – 1.3%
Altria Group, Inc.	99,587	$ 5,207,404
Utilities - Electric Power – 3.1%
Dominion Energy, Inc.	51,251	$ 2,760,379
DTE Energy Co.	3,300	398,475
Edison International	31,007	2,475,599
NextEra Energy, Inc.	53,467	3,833,049
PG&E Corp.	153,009	3,087,721
		$12,555,223
Total Common Stocks (Identified Cost, $224,794,840)		$402,180,891
4

MFS Blended Research Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $2,541,444)	2,541,072	$ 2,541,580
Other Assets, Less Liabilities – (0.1)%		(234,861)
Net Assets – 100.0%		$404,487,610
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,541,580 and $402,180,891, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
5

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $224,794,840)	$402,180,891
Investments in affiliated issuers, at value (identified cost, $2,541,444)	2,541,580
Receivables for
Fund shares sold	211,105
Dividends	373,121
Other assets	1,849
Total assets	$405,308,546
Liabilities
Payables for
Fund shares reacquired	$735,221
Payable to affiliates
Investment adviser	8,617
Administrative services fee	380
Shareholder servicing costs	12
Distribution and/or service fees	1,844
Accrued expenses and other liabilities	74,862
Total liabilities	$820,936
Net assets	$404,487,610
Net assets consist of
Paid-in capital	$154,937,854
Total distributable earnings (loss)	249,549,756
Net assets	$404,487,610
Shares of beneficial interest outstanding	6,334,497
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$270,650,903	4,216,590	$64.19
Service Class	133,836,707	2,117,907	63.19
See Notes to Financial Statements
6

MFS Blended Research Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$5,914,611
Dividends from affiliated issuers	124,874
Other	11,958
Income on securities loaned	2,338
Foreign taxes withheld	(15,977)
Total investment income	$6,037,804
Expenses
Management fee	$1,658,578
Distribution and/or service fees	361,073
Shareholder servicing costs	2,321
Administrative services fee	69,504
Independent Trustees' compensation	8,444
Custodian fee	19,513
Shareholder communications	23,413
Audit and tax fees	73,329
Legal fees	2,349
Miscellaneous	28,303
Total expenses	$2,246,827
Reduction of expenses by investment adviser	(54,861)
Net expenses	$2,191,966
Net investment income (loss)	$3,845,838
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$69,318,821
Affiliated issuers	(106)
Net realized gain (loss)	$69,318,715
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$20,263,742
Affiliated issuers	(14)
Net unrealized gain (loss)	$20,263,728
Net realized and unrealized gain (loss)	$89,582,443
Change in net assets from operations	$93,428,281
See Notes to Financial Statements
7

MFS Blended Research Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$3,845,838	$3,729,939
Net realized gain (loss)	69,318,715	28,288,516
Net unrealized gain (loss)	20,263,728	62,640,091
Change in net assets from operations	$93,428,281	$94,658,546
Total distributions to shareholders	$(32,058,260)	$(34,508,040)
Change in net assets from fund share transactions	$(47,903,516)	$(32,461,024)
Total change in net assets	$13,466,505	$27,689,482
Net assets
At beginning of period	391,021,105	363,331,623
At end of period	$404,487,610	$391,021,105
See Notes to Financial Statements
8

MFS Blended Research Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$55.45	$47.48	$68.53	$57.28	$53.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	$0.56	$0.68	$0.63	$0.67
Net realized and unrealized gain (loss)	13.24	12.46	(10.77)	15.96	7.21
Total from investment operations	$13.87	$13.02	$(10.09)	$16.59	$7.88
Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.76)	$(0.68)	$(0.74)	$(0.88)
From net realized gain	(4.47)	(4.29)	(10.28)	(4.60)	(2.78)
Total distributions declared to shareholders	$(5.13)	$(5.05)	$(10.96)	$(5.34)	$(3.66)
Net asset value, end of period (x)	$64.19	$55.45	$47.48	$68.53	$57.28
Total return (%) (k)(r)(s)(x)	25.50	28.53	(16.00)	29.53	15.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.45	0.44	0.45	0.45	0.45
Expenses after expense reductions	0.44	0.43	0.44	0.43	0.44
Net investment income (loss)	1.01	1.08	1.20	0.98	1.30
Portfolio turnover rate	40	42	43	51	56
Net assets at end of period (000 omitted)	$270,651	$251,495	$230,413	$313,788	$280,679
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$54.66	$46.82	$67.71	$56.68	$52.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.42	$0.53	$0.47	$0.54
Net realized and unrealized gain (loss)	13.03	12.29	(10.62)	15.76	7.12
Total from investment operations	$13.50	$12.71	$(10.09)	$16.23	$7.66
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.58)	$(0.52)	$(0.60)	$(0.74)
From net realized gain	(4.47)	(4.29)	(10.28)	(4.60)	(2.78)
Total distributions declared to shareholders	$(4.97)	$(4.87)	$(10.80)	$(5.20)	$(3.52)
Net asset value, end of period (x)	$63.19	$54.66	$46.82	$67.71	$56.68
Total return (%) (k)(r)(s)(x)	25.18	28.20	(16.20)	29.18	15.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.69	0.70	0.70	0.70
Expenses after expense reductions	0.69	0.68	0.69	0.68	0.69
Net investment income (loss)	0.76	0.83	0.96	0.73	1.05
Portfolio turnover rate	40	42	43	51	56
Net assets at end of period (000 omitted)	$133,837	$139,526	$132,919	$221,299	$191,661

See Notes to Financial Statements
9

MFS Blended Research Core Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
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MFS Blended Research Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Blended Research Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by
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MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$402,180,891	$—	$—	$402,180,891
Investment Companies	2,541,580	—	—	2,541,580
Total	$404,722,471	$—	$—	$404,722,471
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
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MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$3,926,765	$4,817,507
Long-term capital gains	28,131,495	29,690,533
Total distributions	$32,058,260	$34,508,040
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$228,227,662
Gross appreciation	183,434,160
Gross depreciation	(6,939,351)
Net unrealized appreciation (depreciation)	$176,494,809
Undistributed ordinary income	15,270,078
Undistributed long-term capital gain	57,784,869
Total distributable earnings (loss)	$249,549,756
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$21,088,097	$22,263,520
Service Class	10,970,163	12,244,520
Total	$32,058,260	$34,508,040
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MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $54,861, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $1,644, which equated to 0.0004% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $677.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0167% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2024, this reimbursement amounted to $11,895, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $164,878,688 and $240,280,570, respectively.
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MFS Blended Research Core Equity Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	153,751	$9,547,975	36,042	$1,843,449
Service Class	171,850	10,641,812	139,329	7,135,498
	325,601	$20,189,787	175,371	$8,978,947
Shares issued to shareholders in reinvestment of distributions
Initial Class	339,724	$20,712,994	435,877	$21,937,693
Service Class	182,593	10,970,163	246,567	12,244,520
	522,317	$31,683,157	682,444	$34,182,213
Shares reacquired
Initial Class	(812,803)	$(50,710,582)	(788,619)	$(40,943,668)
Service Class	(789,367)	(49,065,878)	(671,917)	(34,678,516)
	(1,602,170)	$(99,776,460)	(1,460,536)	$(75,622,184)
Net change
Initial Class	(319,328)	$(20,449,613)	(316,700)	$(17,162,526)
Service Class	(434,924)	(27,453,903)	(286,021)	(15,298,498)
	(754,252)	$(47,903,516)	(602,721)	$(32,461,024)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $1,825 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,118,963	$63,200,631	$61,777,894	$(106)	$(14)	$2,541,580
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$124,874	$—
15

MFS Blended Research Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Blended Research Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Blended Research Core Equity Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
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MFS Blended Research Core Equity Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $30,945,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
18

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Blended Research Core Equity Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Blended Research Core Equity Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Blended Research Core Equity Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
19

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Blended Research Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
20

MFS Blended Research Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
21

MFS Core Equity Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Core Equity Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.5%
Aerospace & Defense – 1.6%
Boeing Co. (a)	2,632	$ 465,864
General Dynamics Corp.	3,041	801,273
General Electric Co.	9,006	1,502,111
Howmet Aerospace, Inc.	9,436	1,032,015
Leidos Holdings, Inc.	2,524	363,608
Standard Aero, Inc. (a)	11,549	285,953
		$4,450,824
Alcoholic Beverages – 0.2%
Constellation Brands, Inc., “A”	3,062	$ 676,702
Apparel Manufacturers – 0.3%
NIKE, Inc., “B”	10,119	$ 765,705
Automotive – 1.7%
Aptiv PLC (a)	24,548	$ 1,484,663
Tesla, Inc. (a)	8,413	3,397,506
		$4,882,169
Biotechnology – 0.1%
Illumina, Inc. (a)	2,871	$ 383,652
Broadcasting – 1.4%
Omnicom Group, Inc.	4,683	$ 402,925
Spotify Technology S.A. (a)	3,959	1,771,178
Walt Disney Co.	15,978	1,779,150
		$3,953,253
Brokerage & Asset Managers – 2.2%
Blue Owl Capital, Inc.	17,309	$ 402,608
Charles Schwab Corp.	14,014	1,037,176
CME Group, Inc.	5,514	1,280,516
KKR & Co., Inc.	14,656	2,167,769
Raymond James Financial, Inc.	4,540	705,198
TPG, Inc.	11,214	704,688
		$6,297,955
Business Services – 3.7%
Accenture PLC, “A”	1,350	$ 474,917
Equifax, Inc.	2,760	703,386
Fidelity National Information Services, Inc.	8,240	665,545
Fiserv, Inc. (a)	5,152	1,058,324
TransUnion	30,278	2,807,073
TriNet Group, Inc.	34,511	3,132,563
Verisk Analytics, Inc., “A”	3,350	922,690
Zscaler, Inc. (a)	3,241	584,709
		$10,349,207
Cable TV – 0.3%
Comcast Corp., “A”	24,483	$ 918,847
RGSFS-ANN
1

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 0.3%
Eastman Chemical Co.	8,557	$ 781,425
Computer Software – 13.1%
Atlassian Corp. (a)	9,470	$ 2,304,809
Cadence Design Systems, Inc. (a)	10,666	3,204,706
CCC Intelligent Holdings, Inc. (a)	40,442	474,385
Check Point Software Technologies Ltd. (a)	1,391	259,700
Dun & Bradstreet Holdings, Inc.	301,591	3,757,824
Flywire Corp. (a)	9,638	198,736
Guidewire Software, Inc. (a)	5,616	946,745
HubSpot, Inc. (a)	1,581	1,101,593
Microsoft Corp. (s)	45,649	19,241,053
nCino, Inc. (a)	10,789	362,295
Okta, Inc. (a)	5,898	464,762
Salesforce, Inc.	11,838	3,957,799
Tyler Technologies, Inc. (a)	1,274	734,639
		$37,009,046
Computer Software - Systems – 4.5%
Apple, Inc. (s)	32,572	$ 8,156,680
CDW Corp.	13,760	2,394,791
EPAM Systems, Inc. (a)	3,337	780,257
Insight Enterprises, Inc. (a)	4,703	715,326
Zebra Technologies Corp., “A” (a)	1,649	636,877
		$12,683,931
Construction – 1.6%
Builders FirstSource, Inc. (a)	6,772	$ 967,922
CRH PLC	13,252	1,226,075
Ferguson Enterprises, Inc.	2,533	439,653
Mohawk Industries, Inc. (a)	6,132	730,505
Sherwin-Williams Co.	1,860	632,270
Summit Materials, Inc., “A” (a)	3,518	178,011
Sun Communities, Inc., REIT	4,000	491,880
		$4,666,316
Consumer Products – 1.3%
Colgate-Palmolive Co.	11,175	$ 1,015,919
e.l.f. Beauty, Inc. (a)	2,451	307,723
International Flavors & Fragrances, Inc.	3,894	329,238
Kenvue, Inc.	51,280	1,094,828
Procter & Gamble Co.	6,146	1,030,377
		$3,778,085
Consumer Services – 1.0%
Booking Holdings, Inc.	502	$ 2,494,147
Grand Canyon Education, Inc. (a)	2,599	425,716
		$2,919,863
Electrical Equipment – 2.0%
AMETEK, Inc.	6,773	$ 1,220,901
Amphenol Corp., “A”	19,151	1,330,037
Emerson Electric Co.	9,306	1,153,293
Johnson Controls International PLC	10,240	808,243
TE Connectivity PLC	3,967	567,162
2

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – continued
W.W. Grainger, Inc.	485	$ 511,214
		$5,590,850
Electronics – 9.2%
Analog Devices, Inc.	9,407	$ 1,998,611
Applied Materials, Inc.	10,973	1,784,539
Lam Research Corp.	30,948	2,235,374
MACOM Technology Solutions Holdings, Inc. (a)	1,351	175,508
Marvell Technology, Inc.	41,178	4,548,110
Monolithic Power Systems, Inc.	1,234	730,158
NVIDIA Corp.	96,465	12,954,285
NXP Semiconductors N.V.	6,119	1,271,834
Onto Innovation, Inc. (a)	2,661	443,509
		$26,141,928
Energy - Independent – 1.8%
ConocoPhillips	18,160	$ 1,800,927
Expand Energy Corp.	5,796	576,992
Hess Corp.	10,574	1,406,448
Permian Resources Corp.	27,169	390,690
Phillips 66	4,515	514,394
Valero Energy Corp.	3,530	432,743
		$5,122,194
Energy - Integrated – 1.0%
Exxon Mobil Corp.	25,189	$ 2,709,581
Energy - Renewables – 0.2%
GE Vernova, Inc.	1,859	$ 611,481
Engineering - Construction – 0.3%
Jacobs Solutions, Inc.	6,796	$ 908,081
Entertainment – 0.1%
Vivid Seats, Inc., “A” (a)	31,274	$ 144,799
Food & Beverages – 1.9%
Coca-Cola Europacific Partners PLC	13,598	$ 1,044,462
Mondelez International, Inc.	20,815	1,243,280
Monster Worldwide, Inc. (a)	18,246	959,010
PepsiCo, Inc.	13,191	2,005,824
		$5,252,576
Gaming & Lodging – 0.7%
DraftKings, Inc. (a)	8,525	$ 317,130
Hilton Worldwide Holdings, Inc.	5,167	1,277,076
International Game Technology PLC	12,754	225,235
Viking Holdings Ltd. (a)	3,747	165,093
		$1,984,534
Health Maintenance Organizations – 1.0%
Cigna Group	7,972	$ 2,201,388
Humana, Inc.	2,001	507,674
		$2,709,062
3

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 3.8%
American International Group, Inc.	13,219	$ 962,343
Aon PLC	6,902	2,478,922
Arthur J. Gallagher & Co.	5,544	1,573,665
Assurant, Inc.	2,487	530,278
Chubb Ltd.	7,071	1,953,717
Corebridge Financial, Inc.	23,790	712,035
Hanover Insurance Group, Inc.	3,585	554,456
Principal Financial Group, Inc.	6,814	527,472
Voya Financial, Inc.	8,087	556,628
Willis Towers Watson PLC	3,275	1,025,861
		$10,875,377
Internet – 6.4%
Alphabet, Inc., “A” (s)	55,139	$ 10,437,813
Gartner, Inc. (a)	1,070	518,383
Meta Platforms, Inc., “A”	12,007	7,030,218
		$17,986,414
Leisure & Toys – 0.7%
Electronic Arts, Inc.	6,085	$ 890,236
Hasbro, Inc.	5,295	296,043
Take-Two Interactive Software, Inc. (a)	3,672	675,942
		$1,862,221
Machinery & Tools – 2.3%
Crane Co.	4,375	$ 663,906
Deere & Co.	2,205	934,259
Eaton Corp. PLC	6,369	2,113,680
Nordson Corp.	4,942	1,034,064
Pentair PLC	4,638	466,768
Wabtec Corp.	6,141	1,164,272
		$6,376,949
Major Banks – 3.8%
JPMorgan Chase & Co. (s)	22,203	$ 5,322,281
Morgan Stanley	14,052	1,766,617
PNC Financial Services Group, Inc.	9,949	1,918,665
Wells Fargo & Co.	26,754	1,879,201
		$10,886,764
Medical & Health Technology & Services – 1.3%
McKesson Corp.	2,947	$ 1,679,525
Option Care Health, Inc. (a)	31,714	735,765
Veeva Systems, Inc. (a)	6,425	1,350,856
		$3,766,146
Medical Equipment – 3.6%
Becton, Dickinson and Co.	8,062	$ 1,829,026
Boston Scientific Corp. (a)	25,677	2,293,470
DexCom, Inc. (a)	5,086	395,538
Medtronic PLC	30,183	2,411,018
STERIS PLC	4,833	993,471
Waters Corp. (a)	5,940	2,203,621
		$10,126,144
4

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 0.6%
Cheniere Energy, Inc.	7,638	$ 1,641,177
Network & Telecom – 0.7%
Motorola Solutions, Inc.	2,337	$ 1,080,231
Qualcomm, Inc.	5,409	830,931
		$1,911,162
Oil Services – 0.2%
TechnipFMC PLC	20,082	$ 581,173
Other Banks & Diversified Financials – 3.5%
American Express Co.	4,669	$ 1,385,712
First Interstate BancSystem, Inc.	11,321	367,593
Moody's Corp.	2,843	1,345,791
Northern Trust Corp.	4,497	460,942
Pacific Premier Bancorp, Inc.	10,291	256,452
Popular, Inc.	8,017	754,079
United Community Bank, Inc.	10,833	350,014
Visa, Inc., “A”	16,239	5,132,174
		$10,052,757
Pharmaceuticals – 5.0%
AbbVie, Inc.	21,166	$ 3,761,198
Eli Lilly & Co.	1,915	1,478,380
Johnson & Johnson	28,147	4,070,619
Pfizer, Inc.	104,998	2,785,597
Vertex Pharmaceuticals, Inc. (a)	4,990	2,009,473
		$14,105,267
Pollution Control – 0.4%
GFL Environmental, Inc.	24,309	$ 1,082,723
Railroad & Shipping – 0.3%
Canadian Pacific Kansas City Ltd.	13,713	$ 992,410
Real Estate – 0.7%
Broadstone Net Lease, Inc., REIT	21,107	$ 334,757
Federal Realty Investment Trust, REIT	10,559	1,182,080
Jones Lang LaSalle, Inc. (a)	817	206,815
W.P. Carey, Inc., REIT	5,349	291,414
		$2,015,066
Real Estate - Office – 0.2%
Douglas Emmett, Inc., REIT	23,379	$ 433,914
Real Estate - Storage – 0.5%
Extra Space Storage, Inc., REIT	3,394	$ 507,742
Terreno Realty Corp., REIT	13,197	780,471
		$1,288,213
5

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 1.1%
Aramark	37,520	$ 1,399,871
U.S. Foods Holding Corp. (a)	21,077	1,421,855
Wingstop, Inc.	1,297	368,607
		$3,190,333
Specialty Chemicals – 1.0%
Air Products & Chemicals, Inc.	2,115	$ 613,435
Corteva, Inc.	14,022	798,693
DuPont de Nemours, Inc.	5,944	453,230
Linde PLC	2,629	1,100,683
		$2,966,041
Specialty Stores – 7.7%
Amazon.com, Inc. (a)(s)	66,316	$ 14,549,067
BJ's Wholesale Club Holdings, Inc. (a)	23,026	2,057,373
Home Depot, Inc.	9,121	3,547,978
Ross Stores, Inc.	9,100	1,376,557
TJX Cos., Inc.	3,405	411,358
		$21,942,333
Telecommunications - Wireless – 1.5%
SBA Communications Corp., REIT	4,349	$ 886,326
T-Mobile USA, Inc.	15,576	3,438,091
		$4,324,417
Trucking – 0.4%
J.B. Hunt Transport Services, Inc.	4,402	$ 751,245
Saia, Inc. (a)	1,154	525,913
		$1,277,158
Utilities - Electric Power – 2.3%
Constellation Energy	3,607	$ 806,922
Dominion Energy, Inc.	3,969	213,770
Duke Energy Corp.	6,631	714,424
Exelon Corp.	10,814	407,039
NextEra Energy, Inc.	15,524	1,112,916
PG&E Corp.	70,645	1,425,616
Sempra Energy	10,408	912,990
Southern Co.	2,207	181,680
Xcel Energy, Inc.	9,976	673,579
		$6,448,936
Total Common Stocks (Identified Cost, $167,953,131)		$281,825,161
Mutual Funds (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $1,376,445)	1,376,375	$ 1,376,650
6

MFS Core Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Securities Sold Short – (0.1)%
Telecommunications - Wireless – (0.1)%
Crown Castle, Inc., REIT (Proceeds Received, $192,806)	(2,286)	$ (207,477)
Other Assets, Less Liabilities – 0.1%		164,002
Net Assets – 100.0%		$283,158,336
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,376,650 and $281,825,161, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
At December 31, 2024, the fund had cash collateral of $9,815 and other liquid securities with an aggregate value of $758,461 to cover any collateral or margin obligations for securities sold short.
See Notes to Financial Statements
7

MFS Core Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $167,953,131)	$281,825,161
Investments in affiliated issuers, at value (identified cost, $1,376,445)	1,376,650
Deposits with brokers for
Securities sold short	9,815
Receivables for
Fund shares sold	209,016
Dividends	200,598
Other assets	1,392
Total assets	$283,622,632
Liabilities
Payables for
Securities sold short, at value (proceeds received, $192,806)	$207,477
Fund shares reacquired	170,258
Payable to affiliates
Investment adviser	10,840
Administrative services fee	283
Shareholder servicing costs	13
Distribution and/or service fees	1,298
Payable for independent Trustees' compensation	66
Payable for audit and tax fees	36,807
Accrued expenses and other liabilities	37,254
Total liabilities	$464,296
Net assets	$283,158,336
Net assets consist of
Paid-in capital	$139,844,604
Total distributable earnings (loss)	143,313,732
Net assets	$283,158,336
Shares of beneficial interest outstanding	9,017,240
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$188,791,350	5,971,773	$31.61
Service Class	94,366,986	3,045,467	30.99
See Notes to Financial Statements
8

MFS Core Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$3,434,719
Dividends from affiliated issuers	109,418
Other	17,616
Income on securities loaned	503
Foreign taxes withheld	(5,658)
Total investment income	$3,556,598
Expenses
Management fee	$2,077,384
Distribution and/or service fees	227,138
Shareholder servicing costs	2,562
Administrative services fee	49,874
Independent Trustees' compensation	7,042
Custodian fee	12,445
Shareholder communications	25,032
Audit and tax fees	76,359
Legal fees	1,558
Dividend and interest expense on securities sold short	27,135
Interest expense and fees	1,419
Miscellaneous	27,532
Total expenses	$2,535,480
Reduction of expenses by investment adviser	(85,793)
Net expenses	$2,449,687
Net investment income (loss)	$1,106,911
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$29,085,584
Affiliated issuers	(1,301)
Foreign currency	(144)
Net realized gain (loss)	$29,084,139
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$19,919,963
Affiliated issuers	114
Securities sold short	55,847
Translation of assets and liabilities in foreign currencies	16
Net unrealized gain (loss)	$19,975,940
Net realized and unrealized gain (loss)	$49,060,079
Change in net assets from operations	$50,166,990
See Notes to Financial Statements
9

MFS Core Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$1,106,911	$1,466,992
Net realized gain (loss)	29,084,139	11,814,074
Net unrealized gain (loss)	19,975,940	36,776,226
Change in net assets from operations	$50,166,990	$50,057,292
Total distributions to shareholders	$(13,573,571)	$(12,887,050)
Change in net assets from fund share transactions	$(14,218,783)	$841,661
Total change in net assets	$22,374,636	$38,011,903
Net assets
At beginning of period	260,783,700	222,771,797
At end of period	$283,158,336	$260,783,700
See Notes to Financial Statements
10

MFS Core Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$27.67	$23.73	$32.33	$27.88	$24.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.18	$0.15	$0.09	$0.14
Net realized and unrealized gain (loss)	5.34	5.17	(5.50)	6.85	4.38
Total from investment operations	$5.49	$5.35	$(5.35)	$6.94	$4.52
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.14)	$(0.09)	$(0.14)	$(0.18)
From net realized gain	(1.36)	(1.27)	(3.16)	(2.35)	(1.27)
Total distributions declared to shareholders	$(1.55)	$(1.41)	$(3.25)	$(2.49)	$(1.45)
Net asset value, end of period (x)	$31.61	$27.67	$23.73	$32.33	$27.88
Total return (%) (k)(r)(s)(x)	20.11	23.14	(17.27)	25.31	18.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.83	0.83	0.86	0.85	0.87
Expenses after expense reductions	0.80	0.81	0.83	0.83	0.86
Net investment income (loss)	0.48	0.69	0.55	0.29	0.56
Portfolio turnover rate	33	35	28	35	46
Net assets at end of period (000 omitted)	$188,791	$176,611	$152,479	$206,060	$177,571
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	0.79	0.81	0.81	0.81	0.83

See Notes to Financial Statements
11

MFS Core Equity Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$27.15	$23.32	$31.84	$27.50	$24.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.11	$0.08	$0.02	$0.08
Net realized and unrealized gain (loss)	5.25	5.07	(5.42)	6.76	4.31
Total from investment operations	$5.32	$5.18	$(5.34)	$6.78	$4.39
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.08)	$(0.02)	$(0.09)	$(0.12)
From net realized gain	(1.36)	(1.27)	(3.16)	(2.35)	(1.27)
Total distributions declared to shareholders	$(1.48)	$(1.35)	$(3.18)	$(2.44)	$(1.39)
Net asset value, end of period (x)	$30.99	$27.15	$23.32	$31.84	$27.50
Total return (%) (k)(r)(s)(x)	19.87	22.79	(17.48)	25.05	18.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.08	1.08	1.11	1.10	1.12
Expenses after expense reductions	1.05	1.06	1.08	1.08	1.11
Net investment income (loss)	0.23	0.44	0.32	0.07	0.32
Portfolio turnover rate	33	35	28	35	46
Net assets at end of period (000 omitted)	$94,367	$84,173	$70,293	$76,684	$54,818
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees	1.04	1.06	1.06	1.06	1.08
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
12

MFS Core Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Core Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be
13

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$281,825,161	$—	$—	$281,825,161
Investment Companies	1,376,650	—	—	1,376,650
Total	$283,201,811	$—	$—	$283,201,811
Securities Sold Short	$(207,477)	$—	$—	$(207,477)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2024, this expense amounted to $27,135.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund,
14

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$1,470,538	$1,142,514
Long-term capital gains	12,103,033	11,744,536
Total distributions	$13,573,571	$12,887,050
The federal tax cost and the tax basis components of distributable earnings were as follows:
15

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
As of 12/31/24
Cost of investments	$169,888,558
Gross appreciation	119,657,916
Gross depreciation	(6,552,140)
Net unrealized appreciation (depreciation)	$113,105,776
Undistributed ordinary income	4,739,604
Undistributed long-term capital gain	25,468,348
Other temporary differences	4
Total distributable earnings (loss)	$143,313,732
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$9,162,600	$8,841,255
Service Class	4,410,971	4,045,795
Total	$13,573,571	$12,887,050
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $36,661, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
For the period from January 1, 2024 through July 31, 2024, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses did not exceed 0.80% of average daily net assets for the Initial Class shares and 1.05% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2024. For the period from January 1, 2024 through July 31, 2024, this reduction amounted to $15,666, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2024, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.78% of average daily net assets for the Initial Class shares and 1.03% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the period from August 1, 2024 through December 31, 2024, this reduction amounted to $33,466, which is included in the reduction of total expenses in the Statement of Operations.
16

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $1,775, which equated to 0.0006% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $787.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0180% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 19, 2024, MFS redeemed 5 shares of Service Class for an aggregate amount of $150.
During the year ended December 31, 2024, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $412,653 and $205,769, respectively. The sales transactions resulted in net realized gains (losses) of $60,684.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2024, this reimbursement amounted to $6,807, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short sales and short-term obligations, aggregated $91,439,631 and $117,625,106, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	234,844	$7,234,595	467,772	$12,112,634
Service Class	302,142	9,075,096	337,500	8,438,455
	536,986	$16,309,691	805,272	$20,551,089
17

MFS Core Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	305,013	$9,162,600	351,122	$8,841,255
Service Class	149,677	4,410,971	163,533	4,045,795
	454,690	$13,573,571	514,655	$12,887,050
Shares reacquired
Initial Class	(951,633)	$(28,931,410)	(860,208)	$(22,075,938)
Service Class	(506,195)	(15,170,635)	(415,312)	(10,520,540)
	(1,457,828)	$(44,102,045)	(1,275,520)	$(32,596,478)
Net change
Initial Class	(411,776)	$(12,534,215)	(41,314)	$(1,122,049)
Service Class	(54,376)	(1,684,568)	85,721	1,963,710
	(466,152)	$(14,218,783)	44,407	$841,661
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $1,404 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,937,705	$37,395,067	$37,954,935	$(1,301)	$114	$1,376,650
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$109,418	$—
18

MFS Core Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Core Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Core Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
19

MFS Core Equity Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
20

MFS Core Equity Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $13,314,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
21

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Core Equity Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Core Equity Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Core Equity Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
22

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Core Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
23

MFS Core Equity Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2024, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
24

MFS Corporate Bond Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Corporate Bond Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 96.6%
Aerospace & Defense – 2.1%
Boeing Co., 2.196%, 2/04/2026	$288,000	$ 279,300
Boeing Co., 5.15%, 5/01/2030	473,000	466,370
Boeing Co., 6.388%, 5/01/2031	204,000	213,286
Boeing Co., 5.805%, 5/01/2050	977,000	908,760
Huntington Ingalls Industries, Inc., 5.749%, 1/15/2035	131,000	130,646
L3 Harris Technologies, Inc., 5.4%, 7/31/2033	200,000	199,642
TransDigm, Inc., 6.875%, 12/15/2030 (n)	621,000	630,237
		$2,828,241
Apparel Manufacturers – 0.1%
Tapestry, Inc., 5.1%, 3/11/2030	$138,000	$ 136,480
Asset-Backed & Securitized – 3.7%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.006%, 11/15/2054 (i)	$3,800,615	$ 159,021
ACREC 2021-FL1 Ltd., “A”, FLR, 5.639% ((SOFR - 1mo. + 0.11448%) + 1.15%), 10/16/2036 (n)	414,710	413,838
Angel Oak Mortgage Trust, 2024-13, “A1”, 5.464%, 12/26/2069 (n)	371,358	370,821
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 6.211% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2036 (n)	175,000	175,332
ARI Fleet Lease Trust, 2023-A, “A2”, 5.41%, 2/17/2032 (n)	66,441	66,672
Bayview Financial Revolving Mortgage Loan Trust, FLR, 6.059% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	29,246	51,397
BDS 2021-FL7 Ltd., “B”, FLR, 5.99% ((SOFR - 1mo. + 0.11448%) + 1.5%), 6/16/2036 (n)	163,500	162,573
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.251%, 7/15/2054 (i)	6,969,447	386,469
Colt Funding LLC, 2024-6, “A1”, 5.39%, 11/25/2069 (n)	300,350	298,668
ELM Trust, 2024-ELM, “A10”, 5.994%, 6/10/2039 (n)	157,051	158,568
ELM Trust, 2024-ELM, “D10”, 6.847%, 6/10/2039 (n)	151,693	153,124
KREF 2018-FT1 Ltd., “A”, FLR, 5.566% ((SOFR - 1mo. + 0.11448%) + 1.07%), 2/15/2039 (n)	220,257	219,196
KREF 2018-FT1 Ltd., “AS”, FLR, 5.796% ((SOFR - 1mo. + 0.11448%) + 1.3%), 2/15/2039 (n)	316,500	311,303
LAD Auto Receivables Trust, 2023-2A, “A2”, 5.93%, 6/15/2027 (n)	102,618	102,877
MF1 2022-FL8 Ltd., “A”, FLR, 5.716% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)	457,037	455,832
MF1 Multi-Family Housing Mortgage Loan Trust, 2024-FL5, “A”, FLR, 6.063% (SOFR - 1mo. + 1.688%), 8/18/2041 (n)	453,000	453,081
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM3, “A-1”, 5.044%, 7/25/2069 (n)	164,199	162,663
OBX Trust, 2023-NQM5, “A1”, 5.988%, 1/25/2064 (n)	143,770	144,500
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)	120,269	120,876
OBX Trust, 2024-NQM15, “A1”, 5.316%, 10/25/2064 (n)	97,774	97,274
OBX Trust, 2024-NQM3, “A1”, 6.129%, 12/25/2063 (n)	152,894	153,943
SBNA Auto Lease Trust, 2023-A, “A2”, 6.27%, 4/20/2026 (n)	119,953	120,384
Verus Securitization Trust, 2024-4, “A1”, 6.218%, 6/25/2069 (n)	165,234	166,484
Virginia Power Fuel Securitization LLC, 5.088%, 5/01/2027	145,633	146,194
		$5,051,090
Automotive – 1.6%
Cummins, Inc., 5.45%, 2/20/2054	$234,000	$ 227,701
Ford Motor Credit Co. LLC, 5.8%, 3/05/2027	263,000	265,481
Ford Motor Credit Co. LLC, 4.95%, 5/28/2027	260,000	257,629
Ford Motor Credit Co. LLC, 5.8%, 3/08/2029	295,000	295,105
Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	260,000	253,231
Ford Motor Credit Co. LLC, 3.25%, 2/12/2032	245,000	203,767
Hyundai Capital America, 5.45%, 6/24/2026 (n)	399,000	401,716
Volkswagen Group of America Finance LLC, 6.2%, 11/16/2028 (n)	252,000	257,573
		$2,162,203
BDSFS-ANN
1

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Broadcasting – 1.0%
Discovery Communications LLC, 4.125%, 5/15/2029	$145,000	$ 135,094
Walt Disney Co., 3.5%, 5/13/2040	670,000	537,269
Walt Disney Co., 4.75%, 9/15/2044	72,000	64,457
Walt Disney Co., 3.6%, 1/13/2051	430,000	316,033
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032	300,000	264,362
		$1,317,215
Brokerage & Asset Managers – 1.3%
Charles Schwab Corp., 5.643% to 5/19/2028, FLR (SOFR - 1 day + 2.210%) to 5/19/2029	$246,000	$ 250,973
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034	341,000	358,024
Jane Street Group/JSG Finance, Inc., 6.125%, 11/01/2032 (n)	268,000	265,505
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	407,000	400,280
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	530,000	488,867
		$1,763,649
Building – 0.8%
Ferguson Enterprises, Inc., 5%, 10/03/2034	$420,000	$ 401,379
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 1/15/2029 (n)	54,000	54,379
Vulcan Materials Co., 3.5%, 6/01/2030	141,000	130,690
Vulcan Materials Co., 4.5%, 6/15/2047	322,000	269,103
Vulcan Materials Co., 5.7%, 12/01/2054	235,000	228,122
		$1,083,673
Business Services – 1.3%
Fiserv, Inc., 2.25%, 6/01/2027	$374,000	$ 352,714
Fiserv, Inc., 4.4%, 7/01/2049	434,000	354,329
Mastercard, Inc., 4.35%, 1/15/2032	490,000	473,551
Mastercard, Inc., 4.55%, 1/15/2035	340,000	325,808
Visa, Inc., 3.65%, 9/15/2047	314,000	240,449
		$1,746,851
Cable TV – 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.1%, 6/01/2029	$764,000	$ 778,765
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	404,000	331,592
Comcast Corp., 2.887%, 11/01/2051	310,000	186,449
Videotron Ltd., 3.625%, 6/15/2029 (n)	626,000	581,454
Videotron Ltd., 5.7%, 1/15/2035 (n)	356,000	349,406
		$2,227,666
Chemicals – 0.4%
SCIH Salt Holdings, Inc., 4.875%, 5/01/2028 (n)	$579,000	$ 544,682
Computer Software – 1.0%
Accenture Capital, Inc., 4.25%, 10/04/2031	$285,000	$ 273,865
Accenture Capital, Inc., 4.5%, 10/04/2034	190,000	180,561
Cisco Systems, Inc., 5.5%, 1/15/2040	262,000	264,137
Microsoft Corp., 2.525%, 6/01/2050	124,000	76,309
Microsoft Corp., 2.5%, 9/15/2050	487,000	294,729
Oracle Corp., 5.55%, 2/06/2053	342,000	323,119
		$1,412,720
Computer Software - Systems – 0.3%
Apple, Inc., 2.7%, 8/05/2051	$727,000	$ 453,395
2

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – 1.5%
nVent Finance S.à r.l., 5.65%, 5/15/2033	$165,000	$ 164,942
Regal Rexnord Corp., 6.05%, 4/15/2028	348,000	353,958
Regal Rexnord Corp., 6.3%, 2/15/2030	425,000	437,185
Regal Rexnord Corp., 6.4%, 4/15/2033	323,000	333,269
Westinghouse Air Brake Technologies Corp., 3.2%, 6/15/2025	267,000	264,852
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	233,000	230,762
Westinghouse Air Brake Technologies Corp., 5.611%, 3/11/2034	257,000	260,295
		$2,045,263
Consumer Products – 1.6%
Haleon US Capital LLC, 3.625%, 3/24/2032	$378,000	$ 342,280
HFC Prestige Products, Inc./HFC Prestige International US LLC, 4.75%, 1/15/2029 (n)	349,000	332,581
HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.625%, 7/15/2030 (n)	161,000	163,194
Kenvue, Inc., 5%, 3/22/2030	263,000	264,972
Kenvue, Inc., 5.1%, 3/22/2043	323,000	309,773
Kenvue, Inc., 5.05%, 3/22/2053	299,000	277,120
Mattel, Inc., 3.75%, 4/01/2029 (n)	497,000	467,920
		$2,157,840
Consumer Services – 0.7%
CBRE Group, Inc., 5.95%, 8/15/2034	$709,000	$ 731,078
Service Corp. International, 5.75%, 10/15/2032	278,000	269,655
		$1,000,733
Electrical Equipment – 0.5%
Arrow Electronics, Inc., 5.875%, 4/10/2034	$645,000	$ 648,530
Electronics – 0.9%
Broadcom, Inc., 5.05%, 7/12/2029	$277,000	$ 278,052
Intel Corp., 5.7%, 2/10/2053	390,000	344,911
Lam Research Corp., 4.875%, 3/15/2049	214,000	192,105
NXP B.V./NXP Funding LLC/NXP USA, Inc., 2.5%, 5/11/2031	326,000	277,911
NXP B.V./NXP Funding LLC/NXP USA, Inc., 5%, 1/15/2033	108,000	105,102
		$1,198,081
Emerging Market Quasi-Sovereign – 0.3%
GACI First Investment Co. (Kingdom of Saudi Arabia), 5.125%, 2/14/2053	$250,000	$ 209,257
Saudi Arabian Oil Co., 5.75%, 7/17/2054 (n)	211,000	197,325
		$406,582
Energy - Independent – 2.3%
Canada National Resources Ltd., 5.4%, 12/15/2034 (n)	$170,000	$ 165,333
Diamondback Energy, Inc., 5.75%, 4/18/2054	351,000	329,389
EQT Corp., 5.7%, 4/01/2028	112,000	113,572
EQT Corp., 3.625%, 5/15/2031 (n)	274,000	244,152
Occidental Petroleum Corp., 6.125%, 1/01/2031	245,000	250,689
Occidental Petroleum Corp., 4.4%, 4/15/2046	531,000	393,828
Permian Resources Operating LLC, 7%, 1/15/2032 (n)	224,000	227,384
Permian Resources Operating LLC, 6.25%, 2/01/2033 (n)	143,000	141,150
Pioneer Natural Resources Co., 1.9%, 8/15/2030	94,000	80,092
Pioneer Natural Resources Co., 2.15%, 1/15/2031	684,000	580,566
Santos Finance Ltd., 6.875%, 9/19/2033 (n)	639,000	678,450
		$3,204,605
3

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Integrated – 0.4%
BP Capital Markets America, Inc., 1.749%, 8/10/2030	$297,000	$ 251,350
BP Capital Markets America, Inc., 3.001%, 3/17/2052	427,000	266,436
		$517,786
Entertainment – 0.9%
Royal Caribbean Cruises Ltd., 4.25%, 7/01/2026 (n)	$566,000	$ 555,319
Royal Caribbean Cruises Ltd., 5.625%, 9/30/2031 (n)	207,000	203,617
Royal Caribbean Cruises Ltd., 6%, 2/01/2033 (n)	149,000	148,646
Six Flags Entertainment Corp., 6.625%, 5/01/2032 (n)	392,000	397,298
		$1,304,880
Financial Institutions – 1.7%
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	$208,000	$ 205,720
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	381,000	353,061
Fortress Transportation and Infrastructure Investors LLC, 7%, 5/01/2031 (n)	427,000	435,601
Macquarie AirFinance Holdings Ltd., 8.125%, 3/30/2029 (n)	177,000	187,197
Macquarie AirFinance Holdings Ltd., 5.15%, 3/17/2030 (n)	132,000	128,943
Macquarie AirFinance Holdings Ltd., 6.5%, 3/26/2031 (n)	237,000	244,840
SMBC Aviation Capital Finance DAC, 5.3%, 4/03/2029 (n)	725,000	727,195
		$2,282,557
Food & Beverages – 3.9%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	$177,000	$ 160,045
Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	505,000	426,355
Bacardi-Martini B.V., 5.4%, 6/15/2033 (n)	669,000	655,761
Bunge Ltd. Finance Corp., 4.65%, 9/17/2034	676,000	638,125
Constellation Brands, Inc., 4.75%, 5/09/2032	48,000	46,169
Constellation Brands, Inc., 4.1%, 2/15/2048	340,000	263,601
Constellation Brands, Inc., 3.75%, 5/01/2050	242,000	177,289
JBS USA Food Co., 6.5%, 12/01/2052	366,000	372,303
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/2030	165,000	164,696
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.75%, 12/01/2031	372,000	330,066
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032	170,000	150,016
Kraft Heinz Foods Co., 4.875%, 10/01/2049	149,000	127,364
Kraft Heinz Foods Co., 5.5%, 6/01/2050	648,000	607,924
Mars, Inc., 4.55%, 4/20/2028 (n)	273,000	270,338
Mars, Inc., 3.95%, 4/01/2049 (n)	307,000	235,507
SYSCO Corp., 4.45%, 3/15/2048	320,000	261,258
U.S. Foods Holding Corp., 5.75%, 4/15/2033 (n)	263,000	255,582
Viterra Finance B.V., 3.2%, 4/21/2031 (n)	312,000	272,352
		$5,414,751
Gaming & Lodging – 2.2%
Flutter Treasury DAC, 6.375%, 4/29/2029 (n)	$418,000	$ 424,136
Hilton Domestic Operating Co., Inc., 5.875%, 3/15/2033 (n)	447,000	439,834
Las Vegas Sands Corp., 5.9%, 6/01/2027	222,000	225,214
Las Vegas Sands Corp., 6.2%, 8/15/2034	347,000	348,942
Marriott International, Inc., 2.85%, 4/15/2031	392,000	342,448
Melco Resorts Finance Ltd., 7.625%, 4/17/2032 (n)	260,000	260,931
Sands China Ltd., 2.85%, 3/08/2029	400,000	356,588
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	228,000	224,217
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)	472,000	459,288
		$3,081,598
4

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance – 1.8%
Corebridge Financial, Inc., 3.9%, 4/05/2032	$686,000	$ 624,367
Corebridge Financial, Inc., 4.35%, 4/05/2042	96,000	79,918
Corebridge Financial, Inc., 6.875% to 12/15/2027, FLR (CMT - 5yr. + 3.846%) to 12/15/2052	275,000	282,210
Lincoln National Corp., 5.852%, 3/15/2034	390,000	394,975
MetLife, Inc., 5.3%, 12/15/2034	460,000	458,226
Sammons Financial Group, Inc., 6.875%, 4/15/2034 (n)	547,000	571,591
		$2,411,287
Insurance - Health – 1.7%
Elevance Health, Inc., 5.375%, 6/15/2034	$351,000	$ 347,875
Elevance Health, Inc., 5.65%, 6/15/2054	439,000	420,655
Humana, Inc., 4.95%, 10/01/2044	291,000	247,199
UnitedHealth Group, Inc., 5.3%, 2/15/2030	262,000	266,223
UnitedHealth Group, Inc., 4.625%, 7/15/2035	140,000	132,187
UnitedHealth Group, Inc., 5.5%, 7/15/2044	374,000	362,768
UnitedHealth Group, Inc., 5.875%, 2/15/2053	590,000	591,571
		$2,368,478
Insurance - Property & Casualty – 3.2%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 4/15/2028 (n)	$165,000	$ 165,388
American International Group, Inc., 5.125%, 3/27/2033	601,000	593,533
Arthur J. Gallagher & Co., 5%, 2/15/2032	93,000	91,789
Arthur J. Gallagher & Co., 6.5%, 2/15/2034	437,000	469,443
Arthur J. Gallagher & Co., 6.75%, 2/15/2054	378,000	418,508
Brown & Brown, Inc., 5.65%, 6/11/2034	416,000	416,450
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	345,000	307,691
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	177,000	179,025
Fairfax Financial Holdings Ltd., 6.35%, 3/22/2054	349,000	359,366
Marsh & McLennan Cos., Inc., 4.85%, 11/15/2031	649,000	640,887
Marsh & McLennan Cos., Inc., 5.4%, 3/15/2055	365,000	349,518
Panther Escrow Issuer, 7.125%, 6/01/2031 (n)	324,000	327,238
RenaissanceRe Holdings Ltd., 5.75%, 6/05/2033	50,000	50,212
		$4,369,048
International Market Quasi-Sovereign – 0.8%
NBN Co. Ltd. (Commonwealth of Australia), 5.75%, 10/06/2028 (n)	$499,000	$ 512,342
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	699,000	580,548
		$1,092,890
International Market Sovereign – 0.5%
Government of Bermuda, 5%, 7/15/2032 (n)	$783,000	$ 754,029
Machinery & Tools – 1.4%
AGCO Corp., 5.8%, 3/21/2034	$338,000	$ 339,722
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	200,000	196,887
Ashtead Capital, Inc., 5.95%, 10/15/2033 (n)	200,000	202,264
CNH Industrial Capital LLC, 5.5%, 1/12/2029	481,000	487,792
CNH Industrial N.V., 3.85%, 11/15/2027	701,000	684,706
		$1,911,371
Major Banks – 15.1%
Bank of America Corp., 4.376% to 4/27/2027, FLR (SOFR - 1 day + 1.58%) to 4/27/2028	$679,000	$ 671,790
Bank of America Corp., 5.819% to 9/15/2028, FLR (SOFR - 1 day + 1.57%) to 9/15/2029	199,000	203,914
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	260,000	223,494
Bank of America Corp., 5.872% to 9/15/2033, FLR (SOFR - 1 day + 1.84%) to 9/15/2034	261,000	268,058
5

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Bank of America Corp., 5.425% to 8/15/2034, FLR (SOFR - 1 day + 1.913%) to 8/15/2035	$286,000	$ 278,368
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	451,000	380,842
Comerica, Inc., 5.982% to 1/30/2029, FLR (SOFR - 1 day + 2.155%) to 1/30/2030	416,000	420,663
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	631,000	580,572
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	280,000	205,823
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	488,000	468,628
Danske Bank A.S., 5.705% to 3/01/2029, FLR (CMT - 1yr. + 1.4%) to 3/01/2030 (n)	499,000	505,870
Deutsche Bank AG, 5.706% to 2/08/2027, FLR (SOFR - 1 day + 1.594%) to 2/08/2028	362,000	365,858
Deutsche Bank AG, 7.079% to 2/10/2033, FLR (SOFR - 1 day + 3.65%) to 2/10/2034	483,000	497,158
Goldman Sachs Group, Inc., 4.692% to 10/23/2029, FLR (SOFR - 1 day + 1.135%) to 10/23/2030	282,000	276,087
Goldman Sachs Group, Inc., 5.016% to 10/23/2034, FLR (SOFR - 1 day + 1.42%) to 10/23/2035	584,000	558,901
HSBC Holdings PLC, 2.871% to 11/22/2031, FLR (SOFR - 1 day + 1.41%) to 11/22/2032	908,000	766,045
JPMorgan Chase & Co., 6.07% to 10/22/2026, FLR (SOFR - 1 day + 1.33%) to 10/22/2027	624,000	638,647
JPMorgan Chase & Co., 4.323% to 4/26/2027, FLR (SOFR - 1 day + 1.56%) to 4/26/2028	512,000	505,876
JPMorgan Chase & Co., 5.581% to 4/22/2029, FLR (SOFR - 1 day + 1.16%) to 4/22/2030	298,000	303,885
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	1,166,000	983,541
JPMorgan Chase & Co., 5.336% to 1/23/2034, FLR (SOFR - 1 day + 1.62%) to 1/23/2035	246,000	244,438
JPMorgan Chase & Co., 4.946% to 10/22/2034, FLR (SOFR - 1 day + 1.34%) to 10/22/2035	200,000	192,704
Mitsubishi UFJ Financial Group, Inc., 5.719% to 2/20/2025, FLR (CMT - 1yr. + 1.08%) to 2/20/2026	785,000	785,588
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	423,000	400,142
Morgan Stanley, 0.985% to 12/10/2025, FLR (SOFR - 1 day + 0.72%) to 12/10/2026	593,000	571,851
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	235,000	237,625
Morgan Stanley, 4.431% to 1/23/2029, FLR ((SOFR - 3mo. + 0.26161%) + 1.628%) to 1/23/2030	277,000	269,593
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	150,000	139,324
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	339,000	336,635
National Australia Bank Ltd., 3.347% to 1/12/2032, FLR (CMT - 5yr. + 1.7%) to 1/12/2037 (n)	673,000	578,993
NatWest Group PLC, 5.847% to 3/02/2026, FLR (CMT - 1yr. + 1.35%) to 3/02/2027	298,000	300,963
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	721,000	681,997
PNC Financial Services Group, Inc., 5.3% to 1/21/2027, FLR (SOFR - 1 day + 1.342%) to 1/21/2028	290,000	292,487
PNC Financial Services Group, Inc., 5.676% to 1/22/2034, FLR (SOFR - 1 day + 1.902%) to 1/22/2035	266,000	269,071
Regions Financial Corp., 5.502%, 9/06/2035	579,000	565,391
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	854,000	699,785
Sumitomo Mitsui Trust Bank Ltd., 5.65%, 3/09/2026 (n)	636,000	642,600
Toronto-Dominion Bank, 4.108%, 6/08/2027	336,000	330,469
Toronto-Dominion Bank, 4.693%, 9/15/2027	647,000	645,563
UBS Group AG, 3.126% to 8/13/2029, FLR (LIBOR - 3mo. + 1.468%) to 8/13/2030 (n)	1,128,000	1,030,700
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2171 (n)	700,000	600,334
UBS Group AG, 9.25% to 11/13/2033, FLR (CMT - 5yr. + 4.758%) to 5/13/2172 (n)	200,000	229,186
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	700,000	686,362
UniCredit S.p.A., 1.982% to 6/03/2026, FLR (CMT - 1yr. + 1.2%) to 6/03/2027 (n)	201,000	192,367
Wells Fargo & Co., 3.908% to 4/25/2025, FLR (SOFR - 1 day + 1.32%) to 4/25/2026	420,000	418,715
Wells Fargo & Co., 5.574% to 7/25/2028, FLR (SOFR - 1 day + 1.74%) to 7/25/2029	342,000	347,231
		$20,794,134
Medical & Health Technology & Services – 2.3%
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	$593,000	$ 523,911
Alcon Finance Corp., 3.8%, 9/23/2049 (n)	230,000	168,650
Becton, Dickinson and Co., 4.685%, 12/15/2044	286,000	247,262
CVS Health Corp., 7% to 3/10/2030, FLR (CMT - 5yr. + 2.886%) to 3/10/2055	354,000	355,188
HCA, Inc., 5.45%, 9/15/2034	554,000	539,979
ICON Investments Six DAC, 5.809%, 5/08/2027	560,000	569,484
IQVIA, Inc., 6.25%, 2/01/2029	242,000	250,213
Marin General Hospital, 7.242%, 8/01/2045	272,000	303,092
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	243,000	170,874
		$3,128,653
6

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical Equipment – 0.6%
Danaher Corp., 2.6%, 10/01/2050	$518,000	$ 308,349
Stryker Corp., 4.625%, 9/11/2034	480,000	457,947
		$766,296
Metals & Mining – 1.5%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$389,000	$ 355,793
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	559,000	503,169
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	279,000	271,070
Novelis Corp., 4.75%, 1/30/2030 (n)	611,000	563,969
Vale Overseas Ltd., 6.4%, 6/28/2054	330,000	324,448
		$2,018,449
Midstream – 4.8%
Columbia Pipelines Holdings Co. LLC, 6.055%, 8/15/2026 (n)	$105,000	$ 106,481
Columbia Pipelines Operating Co. LLC, 6.497%, 8/15/2043 (n)	258,000	267,711
Columbia Pipelines Operating Co. LLC, 6.544%, 11/15/2053 (n)	348,000	364,695
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	593,000	559,291
Enbridge, Inc., 5.95%, 4/05/2054	292,000	288,607
Energy Transfer LP, 4%, 10/01/2027	285,000	278,720
Energy Transfer LP, 5.95%, 5/15/2054	262,000	253,288
Energy Transfer LP, 7.125% to 5/15/2030, FLR (CMT - 5yr. + 5.306%) to 5/15/2171	360,000	361,296
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)	280,000	266,544
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	465,497	441,661
Plains All American Pipeline LP, 4.65%, 10/15/2025	474,000	473,300
Plains All American Pipeline LP, 3.55%, 12/15/2029	354,000	329,261
Plains All American Pipeline LP, 4.9%, 2/15/2045	425,000	360,442
Rockies Express Pipeline LLC, 4.95%, 7/15/2029 (n)	454,000	431,040
Rockies Express Pipeline LLC, 7.5%, 7/15/2038 (n)	119,000	118,088
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (n)	92,000	87,458
Targa Resources Corp., 4.2%, 2/01/2033	374,000	339,598
Targa Resources Corp., 4.95%, 4/15/2052	551,000	464,052
Targa Resources Corp., 6.25%, 7/01/2052	200,000	199,569
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)	140,000	141,306
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	214,000	191,643
Venture Global LNG, Inc., 9% to 9/30/2029, FLR (CMT - 5yr. + 5.44%) to 3/30/2173 (n)	326,000	340,847
		$6,664,898
Municipals – 0.7%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 2.746%, 6/01/2034	$340,000	$ 286,144
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 6.352%, 7/01/2049	290,000	293,372
National Finance Authority, NH, Utility Refunding Rev., Taxable (Wheeling Power Co. Project), “A”, 6.89%, 4/01/2034	415,000	420,558
		$1,000,074
Natural Gas - Pipeline – 0.6%
APA Infrastructure Ltd., 5%, 3/23/2035 (n)	$495,000	$ 462,277
APA Infrastructure Ltd., 5.75%, 9/16/2044 (n)	431,000	421,516
		$883,793
Oils – 0.4%
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031	$682,199	$ 566,602
Other Banks & Diversified Financials – 3.2%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)	$778,000	$ 813,137
AIB Group PLC, 5.871% to 3/28/2034, FLR (SOFR - 1 day + 1.91%) to 3/28/2035 (n)	200,000	199,998
BBVA Bancomer S.A. (Texas), 8.125%, 1/08/2039 (n)	541,000	550,871
7

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
BPCE S.A., 5.716% to 1/18/2029, FLR (CMT - 1yr. + 1.959%) to 1/18/2030 (n)	$406,000	$ 408,047
CaixaBank S.A., 5.673% to 3/15/2029, FLR (SOFR - 1 day + 1.78%) to 3/15/2030 (n)	200,000	201,936
CaixaBank S.A., 6.84% to 9/13/2033, FLR (SOFR - 1 day + 2.77%) to 9/13/2034 (n)	610,000	647,697
Intesa Sanpaolo S.p.A., 7.8%, 11/28/2053 (n)	250,000	279,347
M&T Bank Corp., 7.413% to 10/30/2028, FLR (SOFR - 1 day + 2.80%) to 10/30/2029	153,000	164,007
M&T Bank Corp., 5.053% to 1/27/2033, FLR (SOFR - 1 day + 1.850%) to 1/27/2034	267,000	255,693
Manufacturers and Traders Trust Co., 4.7%, 1/27/2028	265,000	262,350
Truist Financial Corp., 7.161% to 10/30/2028, FLR (SOFR - 1 day + 2.446%) to 10/30/2029	388,000	414,887
Truist Financial Corp., 5.153% to 8/05/2031, FLR (SOFR - 1 day + 1.571%) to 8/05/2032	245,000	242,134
		$4,440,104
Pharmaceuticals – 1.9%
AbbVie, Inc., 5.35%, 3/15/2044	$468,000	$ 456,208
AbbVie, Inc., 5.4%, 3/15/2054	271,000	260,853
Bristol-Myers Squibb Co., 5.5%, 2/22/2044	231,000	228,932
Bristol-Myers Squibb Co., 5.55%, 2/22/2054	136,000	131,931
Merck & Co., Inc., 2.75%, 12/10/2051	296,000	179,390
Pfizer Investment Enterprises Pte. Ltd., 5.3%, 5/19/2053	285,000	266,852
Pfizer, Inc., 2.55%, 5/28/2040	188,000	129,913
Roche Holdings, Inc., 5.338%, 11/13/2028 (n)	660,000	674,799
Roche Holdings, Inc., 5.489%, 11/13/2030 (n)	344,000	354,557
		$2,683,435
Pollution Control – 0.3%
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)	$222,000	$ 209,228
Waste Management, Inc., 4.625%, 2/15/2033	275,000	267,832
		$477,060
Precious Metals & Minerals – 0.6%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$437,000	$ 423,540
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)	397,000	406,370
		$829,910
Railroad & Shipping – 0.9%
Burlington Northern Santa Fe LLC, 5.2%, 4/15/2054	$493,000	$ 463,955
Burlington Northern Sante Fe LLC, 5.5%, 3/15/2055	292,000	286,840
Canadian Pacific Railway Co., 3.1%, 12/02/2051	649,000	421,699
		$1,172,494
Real Estate - Apartment – 0.4%
American Homes 4 Rent LP, REIT, 5.25%, 3/15/2035	$566,000	$ 550,749
Real Estate - Office – 1.1%
Boston Properties LP, REIT, 3.65%, 2/01/2026	$377,000	$ 371,576
Boston Properties LP, REIT, 2.75%, 10/01/2026	300,000	288,744
Corporate Office Property LP, REIT, 2%, 1/15/2029	533,000	468,935
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	478,000	408,044
		$1,537,299
Real Estate - Other – 1.6%
Cousins Properties, Inc., REIT, 5.875%, 10/01/2034	$304,000	$ 304,318
EPR Properties, REIT, 3.6%, 11/15/2031	659,000	576,588
Lexington Realty Trust Co., 2.375%, 10/01/2031	521,000	423,578
Prologis LP, REIT, 5.125%, 1/15/2034	553,000	544,971
8

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Other – continued
W.P. Carey, Inc., REIT, 2.45%, 2/01/2032	$417,000	$ 343,568
		$2,193,023
Real Estate - Retail – 0.8%
NNN REIT, Inc., 5.6%, 10/15/2033	$303,000	$ 305,568
STORE Capital Corp., REIT, 4.625%, 3/15/2029	124,000	119,445
STORE Capital Corp., REIT, 2.7%, 12/01/2031	835,000	687,012
		$1,112,025
Retailers – 1.4%
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	$510,000	$ 365,677
Amazon.com, Inc., 3.6%, 4/13/2032	381,000	352,661
Home Depot, Inc., 4.85%, 6/25/2031	137,000	136,948
Home Depot, Inc., 3.3%, 4/15/2040	491,000	382,535
Home Depot, Inc., 3.9%, 6/15/2047	83,000	64,933
Parkland Corp., 6.625%, 8/15/2032 (n)	577,000	571,000
		$1,873,754
Specialty Chemicals – 0.8%
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (n)	$260,000	$ 252,745
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)	130,000	119,389
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	169,000	143,510
International Flavors & Fragrances, Inc., 5%, 9/26/2048	474,000	406,839
International Flavors & Fragrances, Inc., 3.468%, 12/01/2050 (n)	223,000	146,068
		$1,068,551
Specialty Stores – 0.5%
DICK'S Sporting Goods, 4.1%, 1/15/2052	$862,000	$ 629,719
Supermarkets – 0.5%
Kroger Co., 5%, 9/15/2034	$381,000	$ 369,002
Kroger Co., 5.5%, 9/15/2054	381,000	358,854
		$727,856
Telecommunications - Wireless – 2.6%
American Tower Corp., 5.2%, 2/15/2029	$359,000	$ 361,122
American Tower Corp., 5.45%, 2/15/2034	335,000	335,573
American Tower Corp., 3.7%, 10/15/2049	59,000	42,722
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	565,000	431,525
Crown Castle, Inc., REIT, 4.45%, 2/15/2026	488,000	486,168
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)	356,000	311,972
Rogers Communications, Inc., 4.5%, 3/15/2042	288,000	243,222
Rogers Communications, Inc., 4.55%, 3/15/2052	188,000	150,292
T-Mobile USA, Inc., 5.05%, 7/15/2033	279,000	273,193
T-Mobile USA, Inc., 3%, 2/15/2041	553,000	394,367
Vodafone Group PLC, 5.625%, 2/10/2053	614,000	583,532
		$3,613,688
Tobacco – 1.0%
B.A.T. Capital Corp., 6.343%, 8/02/2030	$389,000	$ 409,036
Imperial Brands Finance PLC, 5.5%, 2/01/2030 (n)	525,000	530,565
Philip Morris International, Inc., 5.625%, 11/17/2029	211,000	217,334
Philip Morris International, Inc., 5.125%, 2/15/2030	191,000	192,008
		$1,348,943
9

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 0.4%
Element Fleet Management Corp., 6.319%, 12/04/2028 (n)	$564,000	$ 587,807
U.S. Treasury Obligations – 3.4%
U.S. Treasury Bonds, 2.375%, 2/15/2042 (f)	$1,219,000	$ 867,756
U.S. Treasury Bonds, 3.875%, 5/15/2043	449,000	395,167
U.S. Treasury Bonds, 4.375%, 8/15/2043	417,000	392,365
U.S. Treasury Bonds, 4.75%, 11/15/2043	1,078,000	1,064,391
U.S. Treasury Bonds, 4.5%, 2/15/2044	279,000	266,297
U.S. Treasury Bonds, 4.625%, 5/15/2044	482,000	467,278
U.S. Treasury Bonds, 4.125%, 8/15/2044	582,000	526,692
U.S. Treasury Bonds, 4.625%, 11/15/2044	633,000	613,763
U.S. Treasury Bonds, 2.875%, 5/15/2052	90,000	62,940
		$4,656,649
Utilities - Electric Power – 7.7%
Adani Electricity Mumbai Ltd., 3.867%, 7/22/2031 (n)	$200,000	$ 153,019
Adani Transmission Ltd., 4%, 8/03/2026	415,000	381,328
Adani Transmission Ltd., 4.25%, 5/21/2036	152,975	118,292
AEP Transmission Co. LLC, 5.4%, 3/15/2053	216,000	205,827
Algonquin Power & Utilities Corp., 5.365%, 6/15/2026	181,000	181,874
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	181,000	153,427
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	120,000	113,879
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053	100,000	82,969
DTE Energy Co., 4.95%, 7/01/2027	373,000	374,399
Duke Energy Carolinas LLC, 2.45%, 2/01/2030	609,000	542,041
Duke Energy Florida LLC, 3.4%, 10/01/2046	158,000	111,908
Duke Energy Florida LLC, 6.2%, 11/15/2053	272,000	286,650
Enel Finance International N.V., 4.625%, 6/15/2027 (n)	400,000	396,508
Enel Finance International N.V., 2.5%, 7/12/2031 (n)	294,000	246,099
Enel Finance International N.V., 7.75%, 10/14/2052 (n)	296,000	348,651
ENGIE Energia Chile S.A., 6.375%, 4/17/2034 (n)	486,000	488,242
Eversource Energy, 5.5%, 1/01/2034	373,000	370,039
FirstEnergy Corp., 3.9%, 7/15/2027	426,000	414,835
FirstEnergy Corp., 3.4%, 3/01/2050	533,000	361,926
Florida Power & Light Co., 2.45%, 2/03/2032	204,000	172,148
Florida Power & Light Co., 3.95%, 3/01/2048	287,000	225,312
Georgia Power Co., 4.7%, 5/15/2032	281,000	273,775
Georgia Power Co., 4.95%, 5/17/2033	411,000	402,489
Georgia Power Co., 5.125%, 5/15/2052	362,000	335,818
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	645,000	547,797
Jersey Central Power & Light Co., 5.1%, 1/15/2035 (n)	114,000	111,199
MidAmerican Energy Co., 5.85%, 9/15/2054	488,000	495,958
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032	73,000	60,878
Pacific Gas & Electric Co., 5.45%, 6/15/2027	255,000	257,920
Pacific Gas & Electric Co., 2.5%, 2/01/2031	831,000	710,569
Pacific Gas & Electric Co., 6.4%, 6/15/2033	148,000	156,003
Pacific Gas & Electric Co., 4%, 12/01/2046	372,000	280,310
PPL Electric Utilities Corp., 4.85%, 2/15/2034	367,000	357,406
Southern California Edison Co., 4.5%, 9/01/2040	273,000	238,808
Southern California Edison Co., 3.65%, 2/01/2050	120,000	85,713
Xcel Energy, Inc., 5.5%, 3/15/2034	528,000	525,936
		$10,569,952
Total Bonds (Identified Cost, $137,608,784)		$132,794,091
10

MFS Corporate Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Mutual Funds (h) – 2.4%
Money Market Funds – 2.4%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $3,213,193)	3,212,723	$ 3,213,365
Other Assets, Less Liabilities – 1.0%		1,422,304
Net Assets – 100.0%		$137,429,760
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,213,365 and $132,794,091, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $44,852,652, representing 32.6% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 12/31/24
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	5	$543,750	March – 2025	$12,325
U.S. Treasury Note 2 yr	Long	USD	38	7,813,156	March – 2025	2,107
U.S. Treasury Ultra Note 10 yr	Short	USD	32	3,562,000	March – 2025	83,630
						$98,062
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr	Long	USD	17	$1,935,344	March – 2025	$(41,385)
U.S. Treasury Ultra Bond 30 yr	Long	USD	11	1,307,969	March – 2025	(52,261)
						$(93,646)
At December 31, 2024, the fund had liquid securities with an aggregate value of $117,457 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
11

MFS Corporate Bond Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $137,608,784)	$132,794,091
Investments in affiliated issuers, at value (identified cost, $3,213,193)	3,213,365
Cash	1,397
Receivables for
Fund shares sold	17,544
Interest	1,723,895
Receivable from investment adviser	8,280
Other assets	833
Total assets	$137,759,405
Liabilities
Payables for
Net daily variation margin on open futures contracts	$526
Fund shares reacquired	261,345
Payable to affiliates
Administrative services fee	165
Shareholder servicing costs	6
Distribution and/or service fees	1,395
Payable for independent Trustees' compensation	12
Payable for audit and tax fees	40,628
Accrued expenses and other liabilities	25,568
Total liabilities	$329,645
Net assets	$137,429,760
Net assets consist of
Paid-in capital	$161,182,579
Total distributable earnings (loss)	(23,752,819)
Net assets	$137,429,760
Shares of beneficial interest outstanding	14,766,533
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$35,373,015	3,755,978	$9.42
Service Class	102,056,745	11,010,555	9.27
See Notes to Financial Statements
12

MFS Corporate Bond Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Interest	$7,086,644
Dividends from affiliated issuers	113,271
Other	180
Foreign taxes withheld	(938)
Total investment income	$7,199,157
Expenses
Management fee	$832,856
Distribution and/or service fees	254,480
Shareholder servicing costs	1,074
Administrative services fee	30,164
Independent Trustees' compensation	4,351
Custodian fee	12,958
Shareholder communications	13,182
Audit and tax fees	77,491
Legal fees	1,296
Miscellaneous	38,869
Total expenses	$1,266,721
Reduction of expenses by investment adviser	(136,528)
Net expenses	$1,130,193
Net investment income (loss)	$6,068,964
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(2,446,734)
Affiliated issuers	57
Futures contracts	(93,755)
Net realized gain (loss)	$(2,540,432)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$439,895
Affiliated issuers	(114)
Futures contracts	(120,355)
Net unrealized gain (loss)	$319,426
Net realized and unrealized gain (loss)	$(2,221,006)
Change in net assets from operations	$3,847,958
See Notes to Financial Statements
13

MFS Corporate Bond Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$6,068,964	$5,221,122
Net realized gain (loss)	(2,540,432)	(10,477,978)
Net unrealized gain (loss)	319,426	16,796,761
Change in net assets from operations	$3,847,958	$11,539,905
Total distributions to shareholders	$(5,285,437)	$(5,107,465)
Change in net assets from fund share transactions	$49,433	$(834,875)
Total change in net assets	$(1,388,046)	$5,597,565
Net assets
At beginning of period	138,817,806	133,220,241
At end of period	$137,429,760	$138,817,806
See Notes to Financial Statements
14

MFS Corporate Bond Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$9.51	$9.08	$11.93	$12.71	$11.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.38	$0.31	$0.31	$0.36
Net realized and unrealized gain (loss)	(0.14)	0.42	(2.23)	(0.49)	0.89
Total from investment operations	$0.29	$0.80	$(1.92)	$(0.18)	$1.25
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.37)	$(0.36)	$(0.36)	$(0.44)
From net realized gain	—	—	(0.57)	(0.24)	(0.04)
Total distributions declared to shareholders	$(0.38)	$(0.37)	$(0.93)	$(0.60)	$(0.48)
Net asset value, end of period (x)	$9.42	$9.51	$9.08	$11.93	$12.71
Total return (%) (k)(r)(s)(x)	3.00	9.11	(16.36)	(1.40)	10.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.73	0.72	0.71	0.69	0.70
Expenses after expense reductions	0.63	0.63	0.63	0.63	0.63
Net investment income (loss)	4.55	4.07	3.04	2.51	2.90
Portfolio turnover rate	49	65	62	55	41
Net assets at end of period (000 omitted)	$35,373	$38,486	$39,066	$53,206	$59,133
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$9.37	$8.94	$11.76	$12.54	$11.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.35	$0.28	$0.27	$0.32
Net realized and unrealized gain (loss)	(0.14)	0.42	(2.20)	(0.48)	0.89
Total from investment operations	$0.26	$0.77	$(1.92)	$(0.21)	$1.21
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.34)	$(0.33)	$(0.33)	$(0.41)
From net realized gain	—	—	(0.57)	(0.24)	(0.04)
Total distributions declared to shareholders	$(0.36)	$(0.34)	$(0.90)	$(0.57)	$(0.45)
Net asset value, end of period (x)	$9.27	$9.37	$8.94	$11.76	$12.54
Total return (%) (k)(r)(s)(x)	2.70	8.89	(16.62)	(1.66)	10.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.98	0.97	0.96	0.94	0.95
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.88
Net investment income (loss)	4.31	3.83	2.77	2.26	2.65
Portfolio turnover rate	49	65	62	55	41
Net assets at end of period (000 omitted)	$102,057	$100,332	$94,155	$153,580	$169,239

See Notes to Financial Statements
15

MFS Corporate Bond Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS Corporate Bond Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Corporate Bond Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
17

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$4,656,649	$—	$4,656,649
Non - U.S. Sovereign Debt	—	2,253,501	—	2,253,501
Municipal Bonds	—	1,000,074	—	1,000,074
U.S. Corporate Bonds	—	85,032,478	—	85,032,478
Residential Mortgage-Backed Securities	—	1,566,626	—	1,566,626
Commercial Mortgage-Backed Securities	—	857,182	—	857,182
Asset-Backed Securities (including CDOs)	—	2,627,282	—	2,627,282
Foreign Bonds	—	34,800,299	—	34,800,299
Investment Companies	3,213,365	—	—	3,213,365
Total	$3,213,365	$132,794,091	$—	$136,007,456
Other Financial Instruments
Futures Contracts – Assets	$98,062	$—	$—	$98,062
Futures Contracts – Liabilities	(93,646)	—	—	(93,646)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
18

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$98,062	$(93,646)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(93,755)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(120,355)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
19

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
20

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$5,285,437	$5,107,465
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$141,172,533
Gross appreciation	1,536,863
Gross depreciation	(6,697,524)
Net unrealized appreciation (depreciation)	$(5,160,661)
Undistributed ordinary income	6,173,073
Capital loss carryforwards	(24,765,231)
Total distributable earnings (loss)	$(23,752,819)
As of December 31, 2024, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(5,572,154)
Long-Term	(19,193,077)
Total	$(24,765,231)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$1,430,511	$1,500,029
Service Class	3,854,926	3,607,436
Total	$5,285,437	$5,107,465
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.60%
In excess of $1 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's
21

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $18,359, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.63% of average daily net assets for the Initial Class shares and 0.88% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $118,169, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $713, which equated to 0.0005% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $361.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0217% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$3,774,833	$6,409,480
Non-U.S. Government securities	62,579,970	61,106,663
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
22

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	167,696	$1,589,569	210,263	$1,949,532
Service Class	1,710,347	15,991,325	1,457,689	13,271,994
	1,878,043	$17,580,894	1,667,952	$15,221,526
Shares issued to shareholders in reinvestment of distributions
Initial Class	149,792	$1,430,511	167,976	$1,500,029
Service Class	409,663	3,854,926	409,936	3,607,436
	559,455	$5,285,437	577,912	$5,107,465
Shares reacquired
Initial Class	(607,012)	$(5,777,487)	(633,725)	$(5,866,955)
Service Class	(1,816,513)	(17,039,411)	(1,686,895)	(15,296,911)
	(2,423,525)	$(22,816,898)	(2,320,620)	$(21,163,866)
Net change
Initial Class	(289,524)	$(2,757,407)	(255,486)	$(2,417,394)
Service Class	303,497	2,806,840	180,730	1,582,519
	13,973	$49,433	(74,756)	$(834,875)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $675 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,505,110	$40,654,793	$38,946,481	$57	$(114)	$3,213,365
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$113,271	$—
23

MFS Corporate Bond Portfolio
Notes to Financial Statements  - continued
(8)  LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
24

MFS Corporate Bond Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Corporate Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
25

MFS Corporate Bond Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
26

MFS Corporate Bond Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
27

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Corporate Bond Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Corporate Bond Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Corporate Bond Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
28

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement
MFS Corporate Bond Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
29

MFS Corporate Bond Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
30

MFS Emerging Markets Equity Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Emerging Markets Equity Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.9%
Airlines – 0.9%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	14,785	$ 127,251
Grupo Aeroportuario del Sureste, “B”	6,939	177,936
		$305,187
Alcoholic Beverages – 3.9%
Ambev S.A., ADR	159,910	$ 295,833
China Resources Beer Holdings Co. Ltd.	63,500	206,444
Kweichow Moutai Co. Ltd., “A”	2,900	605,487
Wuliangye Yibin Co. Ltd., “A”	13,700	262,842
		$1,370,606
Automotive – 4.4%
BYD Co. Ltd.	9,500	$ 326,099
Hero MotoCorp Ltd.	2,680	130,241
Mahindra & Mahindra Ltd.	13,307	466,178
Maruti Suzuki India Ltd.	1,978	250,594
PT Astra International Tbk	1,114,100	338,110
		$1,511,222
Biotechnology – 0.5%
Hugel, Inc. (a)	879	$ 167,483
Brokerage & Asset Managers – 0.4%
B3 S.A. - Brasil Bolsa Balcao	82,200	$ 137,314
Business Services – 4.9%
Infosys Ltd.	40,749	$ 892,736
Tata Consultancy Services Ltd.	14,486	690,970
Tech Mahindra Ltd.	5,192	103,151
		$1,686,857
Chemicals – 0.9%
UPL Ltd.	53,682	$ 314,140
Computer Software – 1.3%
Kingsoft Corp.	102,400	$ 443,661
Computer Software - Systems – 4.5%
EPAM Systems, Inc. (a)	504	$ 117,845
Hon Hai Precision Industry Co. Ltd.	38,000	213,272
Samsung Electronics Co. Ltd.	34,228	1,236,918
		$1,568,035
Conglomerates – 0.6%
LG Corp. (a)	4,183	$ 204,582
FCEFS-ANN
1

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 3.4%
Anhui Conch Cement Co. Ltd.	70,000	$ 179,177
Beijing New Building Materials PLC, “A”	52,500	218,005
Gree Electric Appliances, Inc., “A”	43,400	270,238
Midea Group Co. Ltd., “A”	19,800	204,042
Techtronic Industries Co. Ltd.	19,500	257,350
Zhejiang Supor Co. Ltd., “A”	8,700	63,421
		$1,192,233
Consumer Services – 0.4%
MakeMyTrip Ltd. (a)	1,217	$ 136,645
Electronics – 13.4%
ASE Technology Holding Co. Ltd	104,000	$ 513,901
MediaTek, Inc.	7,000	302,125
SK Hynix, Inc.	2,339	265,411
SK Square Co. Ltd. (a)	2,585	136,423
Taiwan Semiconductor Manufacturing Co. Ltd.	104,258	3,418,608
		$4,636,468
Energy - Independent – 2.2%
Bharat Petroleum Corp. Ltd.	78,458	$ 267,509
PT United Tractors Tbk	158,800	264,173
Reliance Industries Ltd.	16,727	236,940
		$768,622
Energy - Integrated – 3.8%
Galp Energia SGPS S.A., “B”	17,814	$ 295,320
Petroleo Brasileiro S.A., ADR	29,599	380,643
Petroleo Brasileiro S.A., ADR	14,549	172,260
Petronet LNG Ltd.	64,834	262,172
Saudi Arabian Oil Co.	27,160	202,757
		$1,313,152
Engineering - Construction – 0.7%
Doosan Bobcat, Inc.	8,662	$ 244,056
Food & Beverages – 2.8%
Gruma S.A.B. de C.V.	11,239	$ 175,665
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	123,041	508,734
Orion Corp. (a)	4,375	304,317
		$988,716
Food & Drug Stores – 0.5%
BIM Birlesik Magazalar A.S.	12,462	$ 185,667
Insurance – 4.8%
AIA Group Ltd.	40,400	$ 292,857
DB Insurance Co. Ltd.	3,935	272,398
Hyundai Marine & Fire Insurance Co. Ltd.	14,571	242,969
Ping An Insurance Co. of China Ltd., “H”	103,000	610,707
Samsung Fire & Marine Insurance Co. Ltd.	1,078	262,516
		$1,681,447
Internet – 0.2%
Baidu, Inc., ADR (a)	785	$ 66,183
2

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 7.8%
NetEase, Inc., ADR	6,167	$ 550,158
Tencent Holdings Ltd.	40,000	2,147,644
		$2,697,802
Machinery & Tools – 1.9%
Delta Electronics, Inc.	49,000	$ 643,429
Major Banks – 4.3%
Banco Bradesco S.A., ADR	173,235	$ 330,879
Bandhan Bank Ltd.	74,298	138,037
Erste Group Bank AG	3,392	209,621
National Bank of Greece S.A	23,053	182,917
Nedbank Group Ltd.	19,606	292,678
OTP Bank PLC	6,045	330,112
		$1,484,244
Medical & Health Technology & Services – 0.0%
Burning Rock Biotech Ltd., ADR (a)	1,654	$ 11,164
Metals & Mining – 2.0%
Industries Qatar Q.P.S.C.	69,349	$ 252,750
Vale S.A., ADR	48,089	426,549
		$679,299
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	36,300	$ 143,720
Network & Telecom – 1.1%
Accton Technology Corp.	9,000	$ 212,204
GDS Holdings Ltd., “A” (a)	19,700	57,832
GDS Holdings Ltd., ADR (a)	5,081	120,724
		$390,760
Oil Services – 0.5%
Samsung E&A Co. Ltd. (a)	16,449	$ 184,642
Other Banks & Diversified Financials – 13.3%
Bangkok Bank Public Co. Ltd.	58,500	$ 259,085
Bank Negara Indonesia PT	1,225,500	331,216
China Construction Bank Corp.	902,670	753,131
China Merchants Bank Co. Ltd.	41,000	211,159
Credicorp Ltd.	2,614	479,199
Emirates NBD Bank PJSC	40,849	238,551
Grupo Financiero Banorte S.A. de C.V.	35,826	230,186
HDFC Bank Ltd.	33,203	686,796
Kasikornbank Co. Ltd.	84,200	384,018
KB Financial Group, Inc.	6,471	367,003
Kotak Mahindra Bank Ltd.	27,093	564,042
Saudi Awwal Bank	12,836	114,955
Sberbank of Russia PJSC (a)(u)	286,804	0
		$4,619,341
Pharmaceuticals – 0.1%
Hypera S.A.	11,167	$ 32,699
3

MFS Emerging Markets Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 0.7%
Gold Fields Ltd., ADR	19,703	$ 260,080
Real Estate – 1.9%
Emaar Properties PJSC	114,559	$ 400,780
Hang Lung Properties Ltd.	189,000	151,606
SM Investments Corp.	7,060	109,723
		$662,109
Specialty Stores – 5.0%
Alibaba Group Holding Ltd.	105,748	$ 1,121,930
PDD Holdings, Inc., ADR (a)	1,055	102,324
Vipshop Holdings Ltd., ADR	17,889	240,965
Walmart de Mexico S.A.B. de C.V.	105,184	276,896
		$1,742,115
Telecommunications - Wireless – 2.1%
Advanced Info Service Public Co. Ltd.	17,200	$ 144,784
Etihad Etisalat Co.	21,273	302,331
PT Telekom Indonesia	1,659,800	279,469
		$726,584
Telephone Services – 0.5%
Hellenic Telecommunications Organization S.A.	11,671	$ 179,890
Tobacco – 1.8%
British American Tobacco PLC	7,614	$ 276,098
ITC Ltd.	60,277	340,517
		$616,615
Total Common Stocks (Identified Cost, $25,988,165)		$33,996,769
Mutual Funds (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $695,784)	695,664	$ 695,803
Other Assets, Less Liabilities – 0.1%		25,980
Net Assets – 100.0%		$34,718,552
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $695,803 and $33,996,769, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
4

MFS Emerging Markets Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $25,988,165)	$33,996,769
Investments in affiliated issuers, at value (identified cost, $695,784)	695,803
Foreign currency, at value (identified cost, $26,529)	26,501
Receivables for
Investments sold	173,471
Fund shares sold	60
Dividends	103,699
Receivable from investment adviser	24,919
Other assets	393
Total assets	$35,021,615
Liabilities
Payables for
Investments purchased	$10,649
Fund shares reacquired	28,890
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	5
Distribution and/or service fees	263
Payable for independent Trustees' compensation	100
Deferred foreign capital gains tax expense payable	129,763
Payable for custodian fee	81,562
Payable for audit and tax fees	42,553
Accrued expenses and other liabilities	9,182
Total liabilities	$303,063
Net assets	$34,718,552
Net assets consist of
Paid-in capital	$27,047,478
Total distributable earnings (loss)	7,671,074
Net assets	$34,718,552
Shares of beneficial interest outstanding	2,583,840
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$15,512,126	1,142,546	$13.58
Service Class	19,206,426	1,441,294	13.33
See Notes to Financial Statements
5

MFS Emerging Markets Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$1,272,251
Dividends from affiliated issuers	30,636
Other	7,643
Income on securities loaned	379
Foreign taxes withheld	(132,447)
Total investment income	$1,178,462
Expenses
Management fee	$378,561
Distribution and/or service fees	50,312
Shareholder servicing costs	1,085
Administrative services fee	17,500
Independent Trustees' compensation	3,012
Custodian fee	120,193
Shareholder communications	8,167
Audit and tax fees	110,174
Legal fees	202
Miscellaneous	25,562
Total expenses	$714,768
Reduction of expenses by investment adviser	(220,351)
Net expenses	$494,417
Net investment income (loss)	$684,045
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $51,627 foreign capital gains tax)	$1,121,882
Affiliated issuers	154
Foreign currency	(21,581)
Net realized gain (loss)	$1,100,455
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $42,681 increase in deferred foreign capital gains tax)	$2,171,502
Affiliated issuers	(119)
Translation of assets and liabilities in foreign currencies	(1,331)
Net unrealized gain (loss)	$2,170,052
Net realized and unrealized gain (loss)	$3,270,507
Change in net assets from operations	$3,954,552
See Notes to Financial Statements
6

MFS Emerging Markets Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$684,045	$833,929
Net realized gain (loss)	1,100,455	345,112
Net unrealized gain (loss)	2,170,052	2,445,061
Change in net assets from operations	$3,954,552	$3,624,102
Total distributions to shareholders	$(823,247)	$(452,496)
Change in net assets from fund share transactions	$(3,906,732)	$(2,359,307)
Total change in net assets	$(775,427)	$812,299
Net assets
At beginning of period	35,493,979	34,681,680
At end of period	$34,718,552	$35,493,979
See Notes to Financial Statements
7

MFS Emerging Markets Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$12.46	$11.39	$16.03	$17.28	$17.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.30	$0.23	$0.20	$0.14
Net realized and unrealized gain (loss)	1.17	0.95	(3.36)	(1.36)	1.47
Total from investment operations	$1.44	$1.25	$(3.13)	$(1.16)	$1.61
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.18)	$(0.57)	$(0.09)	$(0.50)
From net realized gain	—	—	(0.94)	(0.00)(w)	(0.87)
Total distributions declared to shareholders	$(0.32)	$(0.18)	$(1.51)	$(0.09)	$(1.37)
Net asset value, end of period (x)	$13.58	$12.46	$11.39	$16.03	$17.28
Total return (%) (k)(r)(s)(x)	11.61	10.99	(19.79)	(6.75)	10.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.84	1.50	1.82	1.62	1.73
Expenses after expense reductions	1.23	1.23	1.23	1.23	1.23
Net investment income (loss)	2.04	2.50	1.78	1.16	0.94
Portfolio turnover rate	35	29	37	41	48
Net assets at end of period (000 omitted)	$15,512	$15,889	$15,452	$19,498	$20,335
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$12.23	$11.19	$15.76	$16.99	$16.78
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.27	$0.19	$0.15	$0.11
Net realized and unrealized gain (loss)	1.16	0.91	(3.30)	(1.33)	1.43
Total from investment operations	$1.39	$1.18	$(3.11)	$(1.18)	$1.54
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.14)	$(0.52)	$(0.05)	$(0.46)
From net realized gain	—	—	(0.94)	(0.00)(w)	(0.87)
Total distributions declared to shareholders	$(0.29)	$(0.14)	$(1.46)	$(0.05)	$(1.33)
Net asset value, end of period (x)	$13.33	$12.23	$11.19	$15.76	$16.99
Total return (%) (k)(r)(s)(x)	11.40	10.62	(19.94)	(6.97)	10.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.09	1.75	2.07	1.87	1.98
Expenses after expense reductions	1.48	1.48	1.48	1.48	1.48
Net investment income (loss)	1.78	2.26	1.51	0.90	0.71
Portfolio turnover rate	35	29	37	41	48
Net assets at end of period (000 omitted)	$19,206	$19,605	$19,230	$24,849	$25,643

See Notes to Financial Statements
8

MFS Emerging Markets Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
9

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Emerging Markets Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
10

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$9,425,791	$—	$—	$9,425,791
India	1,321,752	4,158,916	—	5,480,668
Taiwan	5,303,539	—	—	5,303,539
South Korea	2,175,816	1,712,902	—	3,888,718
Brazil	1,776,177	—	—	1,776,177
Indonesia	874,858	338,110	—	1,212,968
Mexico	987,934	—	—	987,934
Thailand	144,784	643,103	—	787,887
Hong Kong	701,813	—	—	701,813
Other Countries	3,674,189	757,085	0	4,431,274
Investment Companies	695,803	—	—	695,803
Total	$27,082,456	$7,610,116	$0	$34,692,572
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/23	$0
Realized gain (loss)	(532,693)
Change in unrealized appreciation or depreciation	860,223
Sales	(327,530)
Balance as of 12/31/24	$0
11

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2024 is $0. At December 31, 2024, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
12

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$823,247	$452,496
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$27,861,506
Gross appreciation	9,360,790
Gross depreciation	(2,529,724)
Net unrealized appreciation (depreciation)	$6,831,066
Undistributed ordinary income	741,082
Undistributed long-term capital gain	237,994
Other temporary differences	(139,068)
Total distributable earnings (loss)	$7,671,074
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$375,178	$228,103
Service Class	448,069	224,393
Total	$823,247	$452,496
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	1.05%
In excess of $500 million	1.00%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $4,770, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 1.04% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 1.23% of
13

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
average daily net assets for the Initial Class shares and 1.48% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $215,581, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $692, which equated to 0.0019% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $393.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0485% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2024, this reimbursement amounted to $7,631, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $12,446,373 and $16,942,811, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	89,564	$1,168,356	105,215	$1,271,583
Service Class	123,720	1,585,736	172,924	2,057,026
	213,284	$2,754,092	278,139	$3,328,609
14

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	27,832	$375,178	18,945	$228,103
Service Class	33,842	448,069	18,952	224,393
	61,674	$823,247	37,897	$452,496
Shares reacquired
Initial Class	(250,520)	$(3,324,116)	(204,676)	$(2,478,243)
Service Class	(318,876)	(4,159,955)	(307,699)	(3,662,169)
	(569,396)	$(7,484,071)	(512,375)	$(6,140,412)
Net change
Initial Class	(133,124)	$(1,780,582)	(80,516)	$(978,557)
Service Class	(161,314)	(2,126,150)	(115,823)	(1,380,750)
	(294,438)	$(3,906,732)	(196,339)	$(2,359,307)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Portfolio was the owner of record of approximately 9% of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $179 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$693,970	$9,567,454	$9,565,656	$154	$(119)	$695,803
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$30,636	$—
15

MFS Emerging Markets Equity Portfolio
Notes to Financial Statements  - continued
(8)  Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.
16

MFS Emerging Markets Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Emerging Markets Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
17

MFS Emerging Markets Equity Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
18

MFS Emerging Markets Equity Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
Income derived from foreign sources was $1,267,547. The fund intends to pass through foreign tax credits of $193,589 for the fiscal year.
19

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Emerging Markets Equity Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Emerging Markets Equity Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Emerging Markets Equity Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
20

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Emerging Markets Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the performance for the Fund’s retail counterpart,
21

MFS Emerging Markets Equity Portfolio
Board Review of Investment Advisory Agreement - continued
MFS Emerging Markets Equity Fund, had improved as compared to its Broadridge performance universe for the one- and three-year periods ended December 31, 2023. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
22

MFS Global Governments Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Global Governments Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 95.4%
Foreign Bonds – 50.9%
Australia – 1.2%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	1,390,000	$ 740,779
Commonwealth of Australia, 3%, 3/21/2047		530,000	246,764
			$987,543
Bulgaria – 0.2%
Republic of Bulgaria, 5%, 3/05/2037		$200,000	$ 187,399
Canada – 2.5%
Government of Canada, 1.5%, 12/01/2031	CAD	2,580,000	$ 1,616,761
OMERS Finance Trust Anleihen, 5.5%, 11/15/2033 (n)		$250,000	256,640
Province of Alberta, 4.5%, 1/24/2034		250,000	241,629
			$2,115,030
Finland – 1.5%
Republic of Finland, 2.5%, 4/15/2030 (n)	EUR	1,200,000	$ 1,244,967
France – 1.7%
Republic of France, 2%, 11/25/2032 (n)	EUR	1,450,000	$ 1,396,308
Germany – 4.5%
Federal Republic of Germany, 0.5%, 2/15/2028	EUR	3,775,000	$ 3,737,097
Greece – 2.7%
Hellenic Republic (Republic of Greece), 3.375%, 6/15/2034	EUR	1,767,000	$ 1,851,632
Hellenic Republic (Republic of Greece), 4.125%, 6/15/2054		400,000	430,392
			$2,282,024
Iceland – 1.0%
Republic of Iceland, 5%, 11/15/2028	ISK	125,000,000	$ 830,363
Italy – 10.6%
Republic of Italy, 4.1%, 2/01/2029	EUR	4,730,000	$ 5,155,895
Republic of Italy, 3.85%, 2/01/2035		1,123,000	1,198,296
Republic of Italy, 4.15%, 10/01/2039 (n)		1,885,000	2,023,260
Republic of Italy, 4.3%, 10/01/2054 (n)		440,000	466,780
			$8,844,231
Japan – 11.0%
Government of Japan, 2.1%, 12/20/2027	JPY	420,000,000	$ 2,786,476
Government of Japan, 1.5%, 6/20/2034		345,000,000	2,279,397
Government of Japan, 0.4%, 9/20/2040		541,500,000	2,861,902
Government of Japan, 1.5%, 12/20/2044		22,000,000	130,860
Government of Japan, 0.6%, 9/20/2050		168,250,000	749,231
Government of Japan, 0.9%, 3/20/2057		79,550,000	347,023
			$9,154,889
Portugal – 1.0%
Portuguese Republic, 2.875%, 10/20/2034 (n)	EUR	830,000	$ 861,312
WGSFS-ANN
1

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Foreign Bonds – continued
Serbia – 0.7%
Republic of Serbia, 1.5%, 6/26/2029	EUR	400,000	$ 373,100
Republic of Serbia, 6%, 6/12/2034 (n)		$201,000	197,683
			$570,783
South Korea – 2.3%
Republic of Korea, 1.875%, 6/10/2029	KRW	2,920,000,000	$ 1,911,011
Spain – 3.6%
Kingdom of Spain, 4.7%, 7/30/2041	EUR	615,000	$ 737,443
Kingdom of Spain, 3.45%, 7/30/2043 (n)		700,000	715,251
Kingdom of Spain, 4%, 10/31/2054		1,398,000	1,525,862
			$2,978,556
Supranational – 1.1%
European Investment Bank, 3%, 2/15/2039	EUR	875,000	$ 904,232
Sweden – 0.6%
Kingdom of Sweden, 1.75%, 11/11/2033	SEK	5,550,000	$ 477,500
United Kingdom – 3.8%
United Kingdom Treasury, 0.375%, 10/22/2030	GBP	1,880,000	$ 1,892,763
United Kingdom Treasury, 3.75%, 7/22/2052		849,000	848,941
United Kingdom Treasury, 4%, 1/22/2060		275,000	285,085
United Kingdom Treasury, 3.5%, 7/22/2068		165,000	151,887
			$3,178,676
Uruguay – 0.9%
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	37,732,000	$ 799,747
Total Foreign Bonds			$42,461,668
U.S. Bonds – 44.5%
Asset-Backed & Securitized – 0.6%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.006%, 11/15/2054 (i)		$1,016,459	$ 42,530
AmeriCredit Automobile Receivables Trust, 2024-1, “A”, 5.61%, 1/12/2027 (n)		26,810	26,838
AmeriCredit Automobile Receivables Trust, 2024-1, “A2-B”, FLR, 5.398% (SOFR - 1mo. + 0.6%), 2/18/2028		251,826	252,068
Arbor Multi-Family Mortgage Securities Trust, 2021-MF3, “XA”, 0.734%, 10/15/2054 (i)(n)		3,132,555	102,068
SBNA Auto Lease Trust, 2024-A, “A2”, 5.45%, 1/20/2026 (n)		54,730	54,818
			$478,322
Consumer Services – 0.2%
Conservation Fund, 3.474%, 12/15/2029		$158,000	$ 145,166
Industrial – 0.0%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025		$42,000	$ 41,072
Mortgage-Backed – 1.4%
Freddie Mac, 0.443%, 5/25/2029 (i)		$1,110,480	$ 20,541
Freddie Mac, 5.3%, 8/25/2029		521,076	522,211
Freddie Mac, 5.34%, 9/25/2029		263,328	264,167
Freddie Mac, 1.375%, 6/25/2030 (i)		1,385,685	82,852
Freddie Mac, 1.169%, 9/25/2030 (i)		329,805	18,951
Freddie Mac, 0.536%, 9/25/2031 (i)		2,295,212	70,637
Freddie Mac, 0.855%, 9/25/2031 (i)		706,831	33,433
2

MFS Global Governments Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.349%, 11/25/2031 (i)	$3,422,551	$ 71,462
Freddie Mac, 0.497%, 12/25/2031 (i)	3,444,413	99,059
Freddie Mac, 0.567%, 12/25/2031 (i)	568,544	18,337
		$1,201,650
Municipals – 0.2%
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	$100,000	$ 95,232
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	65,000	64,180
		$159,412
U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 4.57%, 6/01/2025	$160	$ 160
Small Business Administration, 5.09%, 10/01/2025	218	217
Small Business Administration, 5.21%, 1/01/2026	5,388	5,370
Small Business Administration, 2.22%, 3/01/2033	141,497	129,523
		$135,270
U.S. Treasury Obligations – 41.9%
U.S. Treasury Bonds, 3.125%, 8/31/2029	$6,526,000	$ 6,181,385
U.S. Treasury Bonds, 3.5%, 2/15/2033	2,073,000	1,928,498
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)	3,686,400	3,588,225
U.S. Treasury Bonds, 2.75%, 11/15/2042	2,646,000	1,977,468
U.S. Treasury Bonds, 2.5%, 2/15/2045	1,130,000	784,020
U.S. Treasury Bonds, 3%, 2/15/2049	2,570,000	1,869,782
U.S. Treasury Bonds, 4.125%, 8/15/2053	2,087,000	1,858,774
U.S. Treasury Notes, 0.75%, 3/31/2026	3,980,000	3,812,199
U.S. Treasury Notes, 2.375%, 5/15/2027	3,710,000	3,552,968
U.S. Treasury Notes, 2.875%, 8/15/2028 (f)	6,310,000	6,002,448
U.S. Treasury Notes, 0.625%, 8/15/2030	4,155,000	3,374,252
		$34,930,019
Total U.S. Bonds		$37,090,911
Total Bonds (Identified Cost, $85,793,169)		$79,552,579
Mutual Funds (h) – 4.5%
Money Market Funds – 4.5%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $3,772,705)	3,772,314	$ 3,773,068
Other Assets, Less Liabilities – 0.1%		64,293
Net Assets – 100.0%		$83,389,940
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,773,068 and $79,552,579, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $7,345,925, representing 8.8% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
3

MFS Global Governments Portfolio
Portfolio of Investments – continued
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
SOFR	Secured Overnight Financing Rate
USA-CPI-U	Consumer Price Index - Urban Consumers
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
UYU	Uruguayan Peso
Derivative Contracts at 12/31/24
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	428,579	AUD	645,562	Deutsche Bank AG	1/17/2025	$29,002
USD	34,588	AUD	53,350	HSBC Bank	1/17/2025	1,567
USD	847,897	AUD	1,297,772	JPMorgan Chase Bank N.A.	1/17/2025	44,628
USD	408,208	CAD	554,887	State Street Corp.	1/17/2025	21,978
USD	437,617	CHF	371,936	HSBC Bank	1/17/2025	27,286
USD	435,309	CHF	369,946	JPMorgan Chase Bank N.A.	1/17/2025	27,172
USD	427,984	EUR	403,721	Goldman Sachs International	1/17/2025	9,556
USD	2,621,975	EUR	2,468,494	HSBC Bank	1/17/2025	63,559
USD	7,234,644	EUR	6,586,138	JPMorgan Chase Bank N.A.	1/17/2025	408,581
USD	845,302	EUR	810,444	NatWest Markets PLC	1/17/2025	5,335
USD	541,207	GBP	418,339	Deutsche Bank AG	1/17/2025	17,551
USD	493,179	GBP	379,476	HSBC Bank	1/17/2025	18,171
USD	25,355	GBP	20,066	State Street Corp.	1/17/2025	237
USD	217,515	JPY	32,293,517	Barclays Bank PLC	1/17/2025	12,031
USD	426,820	JPY	64,477,993	JPMorgan Chase Bank N.A.	1/17/2025	16,544
USD	443,062	JPY	67,058,704	Merrill Lynch International	1/17/2025	16,366
USD	2,997,323	KRW	4,162,753,465	Citibank N.A.	2/03/2025	167,059
USD	428,423	NZD	736,205	Merrill Lynch International	1/17/2025	16,493
USD	3,438	NZD	5,653	Morgan Stanley Capital Services LLC	1/17/2025	275
USD	25,285	SEK	273,617	Deutsche Bank AG	1/17/2025	536
USD	502,517	SEK	5,188,977	State Street Corp.	1/17/2025	33,171
USD	516,023	SEK	5,490,669	UBS AG	1/17/2025	19,389
						$956,487
Liability Derivatives
AUD	710,091	USD	454,695	HSBC Bank	1/17/2025	$(15,177)
AUD	51,635	USD	34,036	Merrill Lynch International	1/17/2025	(2,076)
AUD	1,553,647	USD	1,047,164	State Street Corp.	1/17/2025	(85,520)
CAD	36,026	USD	25,899	HSBC Bank	1/17/2025	(823)
CHF	381,786	USD	435,625	Goldman Sachs International	1/17/2025	(14,427)
CHF	359,790	USD	408,475	UBS AG	1/17/2025	(11,543)
DKK	1,365,718	USD	201,597	State Street Corp.	1/17/2025	(11,758)
4

MFS Global Governments Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
EUR	614,890	USD	646,941	Goldman Sachs International	1/17/2025	$(9,652)
EUR	2,185,395	USD	2,325,127	HSBC Bank	1/17/2025	(60,121)
EUR	1,320,008	USD	1,438,491	JPMorgan Chase Bank N.A.	1/17/2025	(70,396)
EUR	523,502	USD	551,084	UBS AG	1/17/2025	(8,512)
GBP	300,139	USD	381,534	HSBC Bank	1/17/2025	(5,836)
GBP	32,753	USD	42,464	Morgan Stanley Capital Services LLC	1/17/2025	(1,466)
GBP	1,825,937	USD	2,377,572	State Street Corp.	1/17/2025	(91,959)
JPY	43,722,204	USD	285,347	HSBC Bank	1/17/2025	(7,142)
JPY	684,255,008	USD	4,679,868	JPMorgan Chase Bank N.A.	1/17/2025	(325,935)
JPY	141,899,229	USD	926,047	Morgan Stanley Capital Services LLC	1/17/2025	(23,138)
KRW	1,313,955,000	USD	925,432	Citibank N.A.	2/03/2025	(32,071)
NOK	6,952,750	USD	645,674	State Street Corp.	1/17/2025	(34,913)
NZD	5,653	USD	3,466	JPMorgan Chase Bank N.A.	1/17/2025	(302)
NZD	735,807	USD	429,426	State Street Corp.	1/17/2025	(17,718)
						$(830,485)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Australian Bond 10 yr	Short	AUD	12	$838,370	March - 2025	$13,250
Canadian Treasury Bond 5 yr	Long	CAD	21	1,654,784	March - 2025	15,134
Euro-BTP 10 yr	Short	EUR	5	621,406	March - 2025	12,936
Euro-Buxl 30 yr	Short	EUR	9	1,236,929	March - 2025	81,088
Euro-Schatz 2 yr	Short	EUR	10	1,108,204	March - 2025	3,656
U.S. Treasury Note 2 yr	Long	USD	20	4,112,188	March - 2025	1,108
						$127,172
Liability Derivatives
Interest Rate Futures
Euro-Bobl 5 yr	Long	EUR	28	$3,418,387	March - 2025	$(40,086)
Euro-BTP Short-Term	Long	EUR	19	2,114,148	March - 2025	(9,881)
Japan Government Bond 10 yr	Long	JPY	3	2,705,520	March - 2025	(7,275)
Long Gilt 10 yr	Long	GBP	7	809,816	March - 2025	(18,076)
U.S. Treasury Note 10 yr	Long	USD	1	108,750	March - 2025	(918)
						$(76,236)
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Inflation Swaps
11/05/29	USD	2,800,000	centrally cleared	USA-CPI-U / Annually	2.531% / Annually	$(8,666)	$—	$(8,666)
At December 31, 2024, the fund had liquid securities with an aggregate value of $284,139 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
5

MFS Global Governments Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $85,793,169)	$79,552,579
Investments in affiliated issuers, at value (identified cost, $3,772,705)	3,773,068
Foreign currency, at value (identified cost, $3)	3
Receivables for
Net daily variation margin on open cleared swap agreements	1,853
Forward foreign currency exchange contracts	956,487
Interest	692,422
Receivable from investment adviser	16,049
Other assets	662
Total assets	$84,993,123
Liabilities
Payable to custodian	$3,463
Payables for
Forward foreign currency exchange contracts	830,485
Net daily variation margin on open futures contracts	2,935
Investments purchased	599,317
Fund shares reacquired	98,670
Payable to affiliates
Administrative services fee	122
Shareholder servicing costs	2
Distribution and/or service fees	7
Payable for independent Trustees' compensation	5
Accrued expenses and other liabilities	68,177
Total liabilities	$1,603,183
Net assets	$83,389,940
Net assets consist of
Paid-in capital	$103,674,311
Total distributable earnings (loss)	(20,284,371)
Net assets	$83,389,940
Shares of beneficial interest outstanding	9,916,518
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$82,852,933	9,851,048	$8.41
Service Class	537,007	65,470	8.20
See Notes to Financial Statements
6

MFS Global Governments Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Interest	$2,918,545
Dividends from affiliated issuers	172,814
Other	22
Foreign taxes withheld	(9,843)
Total investment income	$3,081,538
Expenses
Management fee	$656,389
Distribution and/or service fees	1,298
Shareholder servicing costs	318
Administrative services fee	22,849
Independent Trustees' compensation	3,465
Custodian fee	25,023
Shareholder communications	7,283
Audit and tax fees	83,429
Legal fees	1,006
Miscellaneous	34,597
Total expenses	$835,657
Reduction of expenses by investment adviser	(224,458)
Net expenses	$611,199
Net investment income (loss)	$2,470,339
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $199 foreign capital gains tax)	$(1,259,121)
Affiliated issuers	(1,572)
Futures contracts	(129,972)
Swap agreements	7,830
Forward foreign currency exchange contracts	(787,090)
Foreign currency	3,722
Net realized gain (loss)	$(2,166,203)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(4,364,649)
Affiliated issuers	(352)
Futures contracts	(117,948)
Swap agreements	(8,666)
Forward foreign currency exchange contracts	260,110
Translation of assets and liabilities in foreign currencies	(19,769)
Net unrealized gain (loss)	$(4,251,274)
Net realized and unrealized gain (loss)	$(6,417,477)
Change in net assets from operations	$(3,947,138)
See Notes to Financial Statements
7

MFS Global Governments Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$2,470,339	$2,019,515
Net realized gain (loss)	(2,166,203)	(7,488,562)
Net unrealized gain (loss)	(4,251,274)	7,464,844
Change in net assets from operations	$(3,947,138)	$1,995,797
Change in net assets from fund share transactions	$(3,189,783)	$(4,464,752)
Total change in net assets	$(7,136,921)	$(2,468,955)
Net assets
At beginning of period	90,526,861	92,995,816
At end of period	$83,389,940	$90,526,861
See Notes to Financial Statements
8

MFS Global Governments Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$8.81	$8.61	$10.57	$11.69	$10.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.19	$0.05	$0.03	$0.05
Net realized and unrealized gain (loss)	(0.64)	0.01	(1.87)	(0.89)	1.08
Total from investment operations	$(0.40)	$0.20	$(1.82)	$(0.86)	$1.13
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.14)	$(0.26)	$(0.15)
Net asset value, end of period (x)	$8.41	$8.81	$8.61	$10.57	$11.69
Total return (%) (k)(r)(s)(x)	(4.54)	2.32	(17.23)	(7.43)	10.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.93	0.93	0.89	0.90
Expenses after expense reductions	0.70	0.74	0.76	0.76	0.83
Net investment income (loss)	2.82	2.25	0.53	0.31	0.46
Portfolio turnover rate	93	155	116	132	98
Net assets at end of period (000 omitted)	$82,853	$90,034	$92,464	$122,646	$129,401
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$8.61	$8.44	$10.35	$11.46	$10.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.17	$0.02	$0.01	$0.02
Net realized and unrealized gain (loss)	(0.62)	(0.00)(w)	(1.82)	(0.89)	1.06
Total from investment operations	$(0.41)	$0.17	$(1.80)	$(0.88)	$1.08
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.11)	$(0.23)	$(0.12)
Net asset value, end of period (x)	$8.20	$8.61	$8.44	$10.35	$11.46
Total return (%) (k)(r)(s)(x)	(4.76)	2.01	(17.38)	(7.72)	10.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.20	1.18	1.18	1.14	1.15
Expenses after expense reductions	0.95	0.99	1.01	1.01	1.08
Net investment income (loss)	2.56	1.99	0.28	0.06	0.20
Portfolio turnover rate	93	155	116	132	98
Net assets at end of period (000 omitted)	$537	$493	$532	$777	$841
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
9

MFS Global Governments Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Governments Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at
10

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$35,065,290	$—	$35,065,290
Non - U.S. Sovereign Debt	—	41,963,398	—	41,963,398
Municipal Bonds	—	159,412	—	159,412
U.S. Corporate Bonds	—	186,238	—	186,238
Residential Mortgage-Backed Securities	—	1,201,650	—	1,201,650
Commercial Mortgage-Backed Securities	—	144,598	—	144,598
Asset-Backed Securities (including CDOs)	—	333,724	—	333,724
Foreign Bonds	—	498,269	—	498,269
Investment Companies	3,773,068	—	—	3,773,068
Total	$3,773,068	$79,552,579	$—	$83,325,647
Other Financial Instruments
Futures Contracts – Assets	$127,172	$—	$—	$127,172
Futures Contracts – Liabilities	(76,236)	—	—	(76,236)
Forward Foreign Currency Exchange Contracts – Assets	—	956,487	—	956,487
Forward Foreign Currency Exchange Contracts – Liabilities	—	(830,485)	—	(830,485)
Swap Agreements – Liabilities	—	(8,666)	—	(8,666)
For further information regarding security characteristics, see the Portfolio of Investments.
11

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$127,172	$(76,236)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	956,487	(830,485)
Interest Rate	Cleared Swap Agreements	—	(8,666)
Total		$1,083,659	$(915,387)
(a) Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(129,972)	$7,830	$—	$18,963
Foreign Exchange	—	—	(787,090)	—
Total	$(129,972)	$7,830	$(787,090)	$18,963
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(117,948)	$(8,666)	$—
Foreign Exchange	—	—	260,110
Total	$(117,948)	$(8,666)	$260,110
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out
12

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of December 31, 2024:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(2,935)
Cleared Swap Agreements (a)	1,853	—
Forward Foreign Currency Exchange Contracts	956,487	(830,485)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$958,340	$(833,420)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	192,546	(353,957)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$765,794	$(479,463)
(a) The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements.  This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2024:
13

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$12,031	$—	$—	$—	$12,031
Citibank N.A.	167,059	(32,071)	—	—	134,988
Deutsche Bank AG	47,089	—	—	—	47,089
Goldman Sachs International	9,556	(9,556)	—	—	—
JPMorgan Chase Bank N.A.	496,925	(396,633)	—	—	100,292
Merrill Lynch International	32,859	(2,076)	—	—	30,783
Morgan Stanley Capital Services LLC	275	(275)	—	—	—
Total	$765,794	$(440,611)	$—	$—	$325,183
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2024:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(32,071)	$32,071	$—	$—	$—
Goldman Sachs International	(24,079)	9,556	—	—	(14,523)
JPMorgan Chase Bank N.A.	(396,633)	396,633	—	—	—
Merrill Lynch International	(2,076)	2,076	—	—	—
Morgan Stanley Capital Services LLC	(24,604)	275	—	—	(24,329)
Total	$(479,463)	$440,611	$—	$—	$(38,852)
(b) The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Purchased Options — The fund purchased call options for a premium. Purchased call options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time.  Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
14

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund
15

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into inflation swap agreements in order to manage its exposure to inflation risk.  Inflation swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two rates applied to a notional principal amount. The two rates exchanged are generally a fixed rate and a floating rate based on an inflation index.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
16

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The fund declared no distributions for the years ended December 31, 2024 and December 31, 2023.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$90,585,127
Gross appreciation	76,500
Gross depreciation	(7,167,708)
Net unrealized appreciation (depreciation)	$(7,091,208)
Undistributed ordinary income	1,446,679
Capital loss carryforwards	(14,627,828)
Other temporary differences	(12,014)
Total distributable earnings (loss)	$(20,284,371)
As of December 31, 2024, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(5,865,284)
Long-Term	(8,762,544)
Total	$(14,627,828)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $1 billion	0.675%
In excess of $1 billion	0.625%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $11,571, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest expenses on cash collateral held at brokers), such that total annual operating expenses do not exceed 0.69% of average daily net assets for the Initial Class shares and 0.94% of
17

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $212,887, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $164, which equated to 0.0002% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $154.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0261% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$17,835,510	$16,523,165
Non-U.S. Government securities	61,273,631	61,758,331
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	670,975	$5,743,109	288,426	$2,441,491
Service Class	14,295	117,641	8,189	68,510
	685,270	$5,860,750	296,615	$2,510,001
18

MFS Global Governments Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(1,039,877)	$(8,998,728)	(802,938)	$(6,857,219)
Service Class	(6,101)	(51,805)	(13,944)	(117,534)
	(1,045,978)	$(9,050,533)	(816,882)	$(6,974,753)
Net change
Initial Class	(368,902)	$(3,255,619)	(514,512)	$(4,415,728)
Service Class	8,194	65,836	(5,755)	(49,024)
	(360,708)	$(3,189,783)	(520,267)	$(4,464,752)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 54%, 24%, and 15%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $413 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,218,386	$49,558,656	$52,002,050	$(1,572)	$(352)	$3,773,068
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$172,814	$—
19

MFS Global Governments Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Governments Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Governments Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
20

MFS Global Governments Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
21

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Global Governments Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Global Governments Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Global Governments Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
22

MFS Global Governments Portfolio
Board Review of Investment Advisory Agreement
MFS Global Governments Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund.  In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance.  In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings.  After reviewing these and related factors, the Trustees concluded, within the context
23

MFS Global Governments Portfolio
Board Review of Investment Advisory Agreement - continued
of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
24

MFS Global Growth Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Global Growth Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.0%
Alcoholic Beverages – 1.5%
Kweichow Moutai Co. Ltd., “A”	3,700	$ 772,518
Apparel Manufacturers – 3.2%
LVMH Moet Hennessy Louis Vuitton SE	1,311	$ 857,249
NIKE, Inc., “B”	10,309	780,082
		$1,637,331
Automotive – 0.9%
Aptiv PLC (a)	7,786	$ 470,897
Broadcasting – 1.2%
Walt Disney Co.	5,720	$ 636,922
Brokerage & Asset Managers – 1.8%
Brookfield Asset Management Ltd.	9,039	$ 490,229
Charles Schwab Corp.	6,079	449,907
		$940,136
Business Services – 8.0%
Accenture PLC, “A”	4,172	$ 1,467,668
CGI, Inc.	6,865	751,141
Experian PLC	5,767	246,712
Fiserv, Inc. (a)	3,620	743,620
Thompson Reuters Corp.	513	82,376
TransUnion	8,499	787,942
		$4,079,459
Computer Software – 9.7%
Microsoft Corp.	7,802	$ 3,288,543
OBIC Co. Ltd.	16,000	474,718
Salesforce, Inc.	3,557	1,189,212
		$4,952,473
Computer Software - Systems – 3.9%
Apple, Inc.	4,904	$ 1,228,060
Cap Gemini S.A.	3,672	599,000
Samsung Electronics Co. Ltd.	4,753	171,762
		$1,998,822
Construction – 2.0%
Otis Worldwide Corp.	5,490	$ 508,429
Sherwin-Williams Co.	1,481	503,436
		$1,011,865
Consumer Products – 3.2%
Church & Dwight Co., Inc.	10,021	$ 1,049,299
Estée Lauder Cos., Inc., “A”	7,729	579,520
		$1,628,819
WGOFS-ANN
1

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 5.3%
Amphenol Corp., “A”	11,038	$ 766,589
Hubbell, Inc.	1,561	653,888
Schneider Electric SE	3,313	818,963
TE Connectivity PLC	3,293	470,800
		$2,710,240
Electronics – 7.7%
Analog Devices, Inc.	1,834	$ 389,652
NVIDIA Corp.	11,681	1,568,641
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	8,647	1,707,696
Texas Instruments, Inc.	1,454	272,640
		$3,938,629
Food & Beverages – 2.9%
McCormick & Co., Inc.	7,614	$ 580,491
Nestle S.A.	4,011	330,939
PepsiCo, Inc.	3,882	590,297
		$1,501,727
Gaming & Lodging – 0.9%
Hilton Worldwide Holdings, Inc.	1,895	$ 468,368
General Merchandise – 1.3%
B&M European Value Retail S.A.	73,718	$ 338,695
Dollarama, Inc.	3,191	311,408
		$650,103
Insurance – 2.9%
Aon PLC	2,895	$ 1,039,768
Marsh & McLennan Cos., Inc.	2,056	436,715
		$1,476,483
Internet – 3.9%
Alphabet, Inc., “A”	4,950	$ 937,035
Gartner, Inc. (a)	1,142	553,265
NAVER Corp. (a)	3,735	504,630
		$1,994,930
Leisure & Toys – 2.9%
Electronic Arts, Inc.	1,986	$ 290,552
Tencent Holdings Ltd.	22,100	1,186,573
		$1,477,125
Machinery & Tools – 3.9%
Daikin Industries Ltd.	6,200	$ 726,365
Eaton Corp. PLC	2,791	926,249
Graco, Inc.	4,134	348,455
		$2,001,069
Medical & Health Technology & Services – 1.3%
ICON PLC (a)	2,149	$ 450,667
Veeva Systems, Inc. (a)	1,022	214,875
		$665,542
2

MFS Global Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 10.4%
Agilent Technologies, Inc.	7,964	$ 1,069,884
Becton, Dickinson and Co.	3,291	746,629
Boston Scientific Corp. (a)	7,499	669,811
Danaher Corp.	3,056	701,505
Mettler-Toledo International, Inc. (a)	515	630,195
STERIS PLC	4,121	847,113
Stryker Corp.	943	339,527
Thermo Fisher Scientific, Inc.	628	326,704
		$5,331,368
Other Banks & Diversified Financials – 10.0%
Credicorp Ltd.	3,345	$ 613,205
HDFC Bank Ltd.	55,687	1,151,872
Julius Baer Group Ltd.	3,630	234,627
Mastercard, Inc., “A”	821	432,314
Moody's Corp.	1,367	647,097
Visa, Inc., “A”	6,473	2,045,727
		$5,124,842
Printing & Publishing – 1.0%
Wolters Kluwer N.V.	3,153	$ 522,965
Railroad & Shipping – 2.0%
Canadian Pacific Kansas City Ltd.	13,970	$ 1,011,009
Restaurants – 0.5%
Starbucks Corp.	2,880	$ 262,800
Specialty Chemicals – 0.6%
Sika AG	1,239	$ 294,613
Specialty Stores – 2.0%
Ross Stores, Inc.	3,751	$ 567,414
TJX Cos., Inc.	3,820	461,494
		$1,028,908
Telecommunications - Wireless – 2.3%
American Tower Corp., REIT	4,203	$ 770,872
Cellnex Telecom S.A.	12,022	378,978
		$1,149,850
Utilities - Electric Power – 1.8%
CMS Energy Corp.	13,793	$ 919,304
Total Common Stocks (Identified Cost, $29,825,469)		$50,659,117
Mutual Funds (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $570,958)	570,928	$ 571,042
Other Assets, Less Liabilities – (0.1)%		(71,978)
Net Assets – 100.0%		$51,158,181
3

MFS Global Growth Portfolio
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $571,042 and $50,659,117, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
4

MFS Global Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $29,825,469)	$50,659,117
Investments in affiliated issuers, at value (identified cost, $570,958)	571,042
Cash	2,937
Foreign currency, at value (identified cost, $8)	8
Receivables for
Fund shares sold	1,894
Dividends	69,891
Receivable from investment adviser	14,694
Other assets	473
Total assets	$51,320,056
Liabilities
Payables for
Fund shares reacquired	$47,079
Payable to affiliates
Administrative services fee	97
Shareholder servicing costs	3
Distribution and/or service fees	129
Deferred foreign capital gains tax expense payable	52,685
Payable for audit and tax fees	44,912
Accrued expenses and other liabilities	16,970
Total liabilities	$161,875
Net assets	$51,158,181
Net assets consist of
Paid-in capital	$24,344,364
Total distributable earnings (loss)	26,813,817
Net assets	$51,158,181
Shares of beneficial interest outstanding	1,847,654
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$41,767,933	1,505,930	$27.74
Service Class	9,390,248	341,724	27.48
See Notes to Financial Statements
5

MFS Global Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$645,417
Dividends from affiliated issuers	24,381
Other	15
Income on securities loaned	2
Foreign taxes withheld	(33,670)
Total investment income	$636,145
Expenses
Management fee	$469,831
Distribution and/or service fees	22,661
Shareholder servicing costs	504
Administrative services fee	17,814
Independent Trustees' compensation	2,982
Custodian fee	12,396
Shareholder communications	6,216
Audit and tax fees	95,974
Legal fees	295
Miscellaneous	26,424
Total expenses	$655,097
Reduction of expenses by investment adviser	(172,432)
Net expenses	$482,665
Net investment income (loss)	$153,480
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $4,248 foreign capital gains tax)	$6,051,578
Affiliated issuers	(168)
Foreign currency	1,910
Net realized gain (loss)	$6,053,320
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $17,610 increase in deferred foreign capital gains tax)	$(771,684)
Affiliated issuers	42
Translation of assets and liabilities in foreign currencies	(4,390)
Net unrealized gain (loss)	$(776,032)
Net realized and unrealized gain (loss)	$5,277,288
Change in net assets from operations	$5,430,768
See Notes to Financial Statements
6

MFS Global Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$153,480	$163,897
Net realized gain (loss)	6,053,320	3,817,053
Net unrealized gain (loss)	(776,032)	5,342,220
Change in net assets from operations	$5,430,768	$9,323,170
Total distributions to shareholders	$(3,975,997)	$(2,432,005)
Change in net assets from fund share transactions	$(1,465,823)	$(2,566,201)
Total change in net assets	$(11,052)	$4,324,964
Net assets
At beginning of period	51,169,233	46,844,269
At end of period	$51,158,181	$51,169,233
See Notes to Financial Statements
7

MFS Global Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$27.04	$23.52	$32.85	$31.23	$28.60
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.04	$0.06	$0.03
Net realized and unrealized gain (loss)	2.87	4.74	(6.13)	5.57	5.57
Total from investment operations	$2.97	$4.84	$(6.09)	$5.63	$5.60
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.04)	$(0.05)	$(0.03)	$(0.14)
From net realized gain	(2.17)	(1.28)	(3.19)	(3.98)	(2.83)
Total distributions declared to shareholders	$(2.27)	$(1.32)	$(3.24)	$(4.01)	$(2.97)
Net asset value, end of period (x)	$27.74	$27.04	$23.52	$32.85	$31.23
Total return (%) (k)(r)(s)(x)	11.07	20.99	(19.11)	18.52	20.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.21	1.18	1.18	1.15	1.21
Expenses after expense reductions	0.88	0.95	1.00	1.00	1.00
Net investment income (loss)	0.34	0.37	0.16	0.17	0.10
Portfolio turnover rate	21	24	18	19	34
Net assets at end of period (000 omitted)	$41,768	$42,714	$40,380	$55,501	$53,591
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$26.82	$23.36	$32.67	$31.13	$28.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.03	$(0.02)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	2.85	4.71	(6.10)	5.55	5.56
Total from investment operations	$2.87	$4.74	$(6.12)	$5.52	$5.52
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$—	$—	$(0.08)
From net realized gain	(2.17)	(1.28)	(3.19)	(3.98)	(2.83)
Total distributions declared to shareholders	$(2.21)	$(1.28)	$(3.19)	$(3.98)	$(2.91)
Net asset value, end of period (x)	$27.48	$26.82	$23.36	$32.67	$31.13
Total return (%) (k)(r)(s)(x)	10.78	20.69	(19.32)	18.21	20.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.46	1.43	1.43	1.39	1.46
Expenses after expense reductions	1.13	1.20	1.25	1.25	1.25
Net investment income (loss)	0.09	0.11	(0.09)	(0.10)	(0.16)
Portfolio turnover rate	21	24	18	19	34
Net assets at end of period (000 omitted)	$9,390	$8,455	$6,464	$7,110	$2,950

See Notes to Financial Statements
8

MFS Global Growth Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
9

MFS Global Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
10

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$36,080,874	$—	$—	$36,080,874
Canada	2,646,163	—	—	2,646,163
France	—	2,275,212	—	2,275,212
China	1,959,091	—	—	1,959,091
Taiwan	1,707,696	—	—	1,707,696
Japan	—	1,201,083	—	1,201,083
India	—	1,151,872	—	1,151,872
Switzerland	860,179	—	—	860,179
South Korea	676,392	—	—	676,392
Other Countries	951,900	1,148,655	—	2,100,555
Investment Companies	571,042	—	—	571,042
Total	$45,453,337	$5,776,822	$—	$51,230,159
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard
11

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$388,491	$59,503
Long-term capital gains	3,587,506	2,372,502
Total distributions	$3,975,997	$2,432,005
The federal tax cost and the tax basis components of distributable earnings were as follows:
12

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
As of 12/31/24
Cost of investments	$30,563,270
Gross appreciation	22,328,310
Gross depreciation	(1,661,421)
Net unrealized appreciation (depreciation)	$20,666,889
Undistributed ordinary income	609,191
Undistributed long-term capital gain	5,591,964
Other temporary differences	(54,227)
Total distributable earnings (loss)	$26,813,817
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$3,289,984	$2,085,719
Service Class	686,013	346,286
Total	$3,975,997	$2,432,005
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $6,905, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $165,527, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these
13

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $329, which equated to 0.0006% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $175.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0341% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2024, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $32,565.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $11,020,864 and $16,677,403, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	32,062	$919,568	26,676	$691,736
Service Class	22,697	637,371	65,024	1,661,806
	54,759	$1,556,939	91,700	$2,353,542
Shares issued to shareholders in reinvestment of distributions
Initial Class	119,636	$3,289,984	83,163	$2,085,719
Service Class	25,156	686,013	13,907	346,286
	144,792	$3,975,997	97,070	$2,432,005
Shares reacquired
Initial Class	(225,664)	$(6,396,950)	(246,948)	$(6,323,585)
Service Class	(21,402)	(601,809)	(40,383)	(1,028,163)
	(247,066)	$(6,998,759)	(287,331)	$(7,351,748)
14

MFS Global Growth Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Net change
Initial Class	(73,966)	$(2,187,398)	(137,109)	$(3,546,130)
Service Class	26,451	721,575	38,548	979,929
	(47,515)	$(1,465,823)	(98,561)	$(2,566,201)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $262 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$197,415	$8,494,287	$8,120,534	$(168)	$42	$571,042
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$24,381	$—
15

MFS Global Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
16

MFS Global Growth Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
17

MFS Global Growth Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $3,947,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 66.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
18

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Global Growth Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Global Growth Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Global Growth Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
19

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement
MFS Global Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
20

MFS Global Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
21

MFS Global Research Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Global Research Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 3.0%
Boeing Co. (a)	2,906	$ 514,362
General Dynamics Corp.	1,654	435,813
Honeywell International, Inc.	2,696	608,999
Howmet Aerospace, Inc.	6,132	670,657
		$2,229,831
Alcoholic Beverages – 1.2%
China Resources Beer Holdings Co. Ltd.	41,000	$ 133,294
Constellation Brands, Inc., “A”	1,093	241,553
Diageo PLC	10,975	348,642
Kweichow Moutai Co. Ltd., “A”	900	187,910
		$911,399
Apparel Manufacturers – 2.1%
Compagnie Financiere Richemont S.A.	3,674	$ 558,255
LVMH Moet Hennessy Louis Vuitton SE	959	627,080
NIKE, Inc., “B”	5,354	405,137
		$1,590,472
Broadcasting – 0.8%
Walt Disney Co.	5,210	$ 580,133
Brokerage & Asset Managers – 4.2%
B3 S.A. - Brasil Bolsa Balcao	242,900	$ 405,761
Barclays PLC	166,750	558,419
Charles Schwab Corp.	8,336	616,947
CME Group, Inc.	1,580	366,923
Euronext N.V.	6,200	694,899
London Stock Exchange Group PLC	3,680	518,168
		$3,161,117
Business Services – 2.0%
Accenture PLC, “A”	2,712	$ 954,054
Fiserv, Inc. (a)	2,640	542,309
		$1,496,363
Computer Software – 10.5%
Atlassian Corp. (a)	2,292	$ 557,827
Cadence Design Systems, Inc. (a)	2,267	681,143
Constellation Software, Inc.	212	655,550
HubSpot, Inc. (a)	292	203,457
Microsoft Corp.	8,716	3,673,794
Okta, Inc. (a)	2,818	222,058
Salesforce, Inc.	3,353	1,121,008
ServiceNow, Inc. (a)	363	384,824
Tyler Technologies, Inc. (a)	654	377,123
		$7,876,784
RESFS-ANN
1

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 4.5%
Apple, Inc.	4,913	$ 1,230,314
Cap Gemini S.A.	3,122	509,280
CDW Corp.	706	122,872
EPAM Systems, Inc. (a)	2,293	536,149
Hitachi Ltd.	40,200	988,060
		$3,386,675
Construction – 1.6%
CRH PLC	3,815	$ 352,964
Sherwin-Williams Co.	1,546	525,532
Techtronic Industries Co. Ltd.	23,000	303,541
		$1,182,037
Consumer Products – 0.9%
Colgate-Palmolive Co.	2,486	$ 226,002
Kao Corp.	4,300	173,800
Kenvue, Inc.	11,694	249,667
		$649,469
Electrical Equipment – 2.4%
Johnson Controls International PLC	6,442	$ 508,467
Schneider Electric SE	3,686	911,167
TE Connectivity PLC	2,468	352,850
		$1,772,484
Electronics – 8.1%
ASML Holding N.V.	759	$ 533,601
Lam Research Corp.	4,794	346,270
Marvell Technology, Inc.	7,106	784,858
NVIDIA Corp.	20,279	2,723,267
NXP Semiconductors N.V.	1,038	215,748
Taiwan Semiconductor Manufacturing Co. Ltd.	46,000	1,508,335
		$6,112,079
Energy - Independent – 1.3%
ConocoPhillips	5,356	$ 531,154
Valero Energy Corp.	2,584	316,773
Woodside Energy Group Ltd.	10,161	154,713
		$1,002,640
Energy - Integrated – 1.6%
Galp Energia SGPS S.A., “B”	21,318	$ 353,409
Petroleo Brasileiro S.A., ADR	25,428	301,068
TotalEnergies SE	9,568	531,683
		$1,186,160
Food & Beverages – 1.5%
Mondelez International, Inc.	4,904	$ 292,916
Nestle S.A.	5,127	423,018
PepsiCo, Inc.	2,822	429,113
		$1,145,047
Food & Drug Stores – 0.5%
Seven & I Holdings Co. Ltd.	26,100	$ 409,139
2

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 1.1%
Aristocrat Leisure Ltd.	9,032	$ 382,157
Sands China Ltd. (a)	58,800	158,230
Whitbread PLC	7,947	293,093
		$833,480
Health Maintenance Organizations – 0.8%
Cigna Group	2,230	$ 615,792
Insurance – 2.7%
AIA Group Ltd.	54,000	$ 391,443
Aon PLC	2,206	792,307
Chubb Ltd.	1,986	548,732
Sompo Holdings, Inc.	10,900	288,526
		$2,021,008
Internet – 7.0%
Alphabet, Inc., “A”	13,704	$ 2,594,167
Gartner, Inc. (a)	1,602	776,121
Meta Platforms, Inc., “A”	3,182	1,863,093
		$5,233,381
Leisure & Toys – 1.2%
Electronic Arts, Inc.	1,946	$ 284,700
Tencent Holdings Ltd.	12,200	655,031
		$939,731
Machinery & Tools – 3.7%
Eaton Corp. PLC	2,146	$ 712,193
GEA Group AG	5,748	284,723
Nordson Corp.	1,440	301,306
Regal Rexnord Corp.	2,803	434,830
SMC Corp.	1,100	428,327
Wabtec Corp.	3,448	653,706
		$2,815,085
Major Banks – 5.4%
Banco Bradesco S.A., ADR	162,383	$ 310,152
Bank of Ireland Group PLC	43,630	397,979
BNP Paribas S.A.	7,669	469,677
Erste Group Bank AG	2,966	183,295
Mitsubishi UFJ Financial Group, Inc.	31,500	369,564
NatWest Group PLC	183,039	921,398
PNC Financial Services Group, Inc.	5,022	968,493
Toronto-Dominion Bank	8,215	437,367
		$4,057,925
Medical & Health Technology & Services – 0.4%
ICON PLC (a)	1,298	$ 272,204
Medical Equipment – 4.2%
Agilent Technologies, Inc.	3,664	$ 492,222
Becton, Dickinson and Co.	2,569	582,829
Boston Scientific Corp. (a)	5,610	501,085
Medtronic PLC	7,021	560,837
QIAGEN N.V.	5,794	258,007
3

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
STERIS PLC	1,870	$ 384,397
Waters Corp. (a)	1,066	395,465
		$3,174,842
Metals & Mining – 0.4%
Glencore PLC	63,009	$ 277,043
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	80,700	$ 319,510
Network & Telecom – 0.3%
Qualcomm, Inc.	1,715	$ 263,458
Oil Services – 0.3%
TechnipFMC PLC	7,863	$ 227,555
Other Banks & Diversified Financials – 4.5%
HDFC Bank Ltd.	22,921	$ 474,115
Julius Baer Group Ltd.	10,364	669,883
Moody's Corp.	599	283,549
Visa, Inc., “A”	6,100	1,927,844
		$3,355,391
Pharmaceuticals – 4.6%
AbbVie, Inc.	4,525	$ 804,092
Chugai Pharmaceutical Co. Ltd.	7,800	343,165
Johnson & Johnson	5,631	814,355
Pfizer, Inc.	14,263	378,397
Roche Holding AG	2,460	692,557
Vertex Pharmaceuticals, Inc. (a)	1,111	447,400
		$3,479,966
Printing & Publishing – 0.6%
Wolters Kluwer N.V.	2,824	$ 468,396
Railroad & Shipping – 0.5%
Canadian Pacific Kansas City Ltd.	5,007	$ 362,357
Real Estate – 0.3%
LEG Immobilien SE	2,517	$ 213,272
Restaurants – 0.5%
U.S. Foods Holding Corp. (a)	5,897	$ 397,812
Specialty Chemicals – 3.7%
Air Products & Chemicals, Inc.	1,894	$ 549,336
Akzo Nobel N.V.	2,604	156,339
Corteva, Inc.	6,158	350,760
Croda International PLC	5,489	232,606
DuPont de Nemours, Inc.	5,958	454,298
Linde PLC	1,844	772,027
Sika AG	975	231,838
		$2,747,204
4

MFS Global Research Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 5.2%
Amazon.com, Inc. (a)	12,800	$ 2,808,192
Home Depot, Inc.	1,795	698,237
Walmart de Mexico S.A.B. de C.V.	139,256	366,590
		$3,873,019
Telecommunications - Wireless – 1.5%
Advanced Info Service Public Co. Ltd.	41,000	$ 345,124
Cellnex Telecom S.A.	9,447	297,804
KDDI Corp.	6,300	200,804
SBA Communications Corp., REIT	1,378	280,837
		$1,124,569
Telephone Services – 0.5%
Hellenic Telecommunications Organization S.A.	9,191	$ 141,665
Tele2 AB, “B”	21,603	213,319
		$354,984
Tobacco – 0.4%
Philip Morris International, Inc.	2,754	$ 331,444
Trucking – 0.5%
J.B. Hunt Transport Services, Inc.	2,278	$ 388,763
Utilities - Electric Power – 2.5%
Duke Energy Corp.	5,163	$ 556,262
Iberdrola S.A.	48,361	666,260
PG&E Corp.	33,362	673,245
		$1,895,767
Total Common Stocks (Identified Cost, $47,288,813)		$74,735,787
	Strike Price	First Exercise
Warrants – 0.0%
Computer Software – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	352	$ 0

Mutual Funds (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $445,984)	445,931	$ 446,020
Other Assets, Less Liabilities – (0.0)%		(18,061)
Net Assets – 100.0%		$75,163,746
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $446,020 and $74,735,787, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
5

MFS Global Research Portfolio
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
See Notes to Financial Statements
6

MFS Global Research Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $47,288,813)	$74,735,787
Investments in affiliated issuers, at value (identified cost, $445,984)	446,020
Foreign currency, at value (identified cost, $125)	125
Receivables for
Investments sold	85
Dividends	138,458
Receivable from investment adviser	7,813
Other assets	619
Total assets	$75,328,907
Liabilities
Payables for
Fund shares reacquired	$58,989
Payable to affiliates
Administrative services fee	116
Shareholder servicing costs	3
Distribution and/or service fees	84
Deferred foreign capital gains tax expense payable	32,993
Payable for custodian fee	20,411
Payable for audit and tax fees	39,814
Accrued expenses and other liabilities	12,751
Total liabilities	$165,161
Net assets	$75,163,746
Net assets consist of
Paid-in capital	$38,507,911
Total distributable earnings (loss)	36,655,835
Net assets	$75,163,746
Shares of beneficial interest outstanding	2,187,235
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$69,070,700	2,008,970	$34.38
Service Class	6,093,046	178,265	34.18
See Notes to Financial Statements
7

MFS Global Research Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$1,403,685
Dividends from affiliated issuers	24,652
Income on securities loaned	26
Other	24
Foreign taxes withheld	(71,413)
Total investment income	$1,356,974
Expenses
Management fee	$576,840
Distribution and/or service fees	15,438
Shareholder servicing costs	427
Administrative services fee	21,338
Independent Trustees' compensation	3,381
Custodian fee	30,903
Shareholder communications	11,222
Audit and tax fees	85,910
Legal fees	432
Miscellaneous	26,606
Total expenses	$772,497
Reduction of expenses by investment adviser	(102,228)
Net expenses	$670,269
Net investment income (loss)	$686,705
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $15,694 foreign capital gains tax)	$8,713,425
Affiliated issuers	220
Foreign currency	137
Net realized gain (loss)	$8,713,782
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $9,155 increase in deferred foreign capital gains tax)	$1,501,360
Affiliated issuers	27
Translation of assets and liabilities in foreign currencies	(7,623)
Net unrealized gain (loss)	$1,493,764
Net realized and unrealized gain (loss)	$10,207,546
Change in net assets from operations	$10,894,251
See Notes to Financial Statements
8

MFS Global Research Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$686,705	$783,485
Net realized gain (loss)	8,713,782	3,885,029
Net unrealized gain (loss)	1,493,764	8,562,335
Change in net assets from operations	$10,894,251	$13,230,849
Total distributions to shareholders	$(4,697,740)	$(4,560,005)
Change in net assets from fund share transactions	$(7,251,984)	$(6,648,150)
Total change in net assets	$(1,055,473)	$2,022,694
Net assets
At beginning of period	76,219,219	74,196,525
At end of period	$75,163,746	$76,219,219
See Notes to Financial Statements
9

MFS Global Research Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$31.79	$28.39	$38.03	$34.70	$32.19
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.32	$0.28	$0.18	$0.22
Net realized and unrealized gain (loss)	4.47	4.99	(6.86)	6.17	4.87
Total from investment operations	$4.78	$5.31	$(6.58)	$6.35	$5.09
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.29)	$(0.19)	$(0.22)	$(0.42)
From net realized gain	(1.82)	(1.62)	(2.87)	(2.80)	(2.16)
Total distributions declared to shareholders	$(2.19)	$(1.91)	$(3.06)	$(3.02)	$(2.58)
Net asset value, end of period (x)	$34.38	$31.79	$28.39	$38.03	$34.70
Total return (%) (k)(r)(s)(x)	15.21	19.28	(17.67)	18.51	16.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.98	0.92	0.96	0.91	0.95
Expenses after expense reductions	0.85	0.85	0.85	0.85	0.85
Net investment income (loss)	0.91	1.06	0.90	0.49	0.69
Portfolio turnover rate	21	22	19	15	32
Net assets at end of period (000 omitted)	$69,071	$70,207	$67,891	$92,642	$88,676
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$31.61	$28.23	$37.82	$34.54	$32.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.25	$0.20	$0.09	$0.13
Net realized and unrealized gain (loss)	4.45	4.96	(6.82)	6.13	4.87
Total from investment operations	$4.68	$5.21	$(6.62)	$6.22	$5.00
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.21)	$(0.10)	$(0.14)	$(0.36)
From net realized gain	(1.82)	(1.62)	(2.87)	(2.80)	(2.16)
Total distributions declared to shareholders	$(2.11)	$(1.83)	$(2.97)	$(2.94)	$(2.52)
Net asset value, end of period (x)	$34.18	$31.61	$28.23	$37.82	$34.54
Total return (%) (k)(r)(s)(x)	14.95	18.97	(17.88)	18.20	16.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.23	1.17	1.21	1.16	1.21
Expenses after expense reductions	1.10	1.10	1.10	1.10	1.10
Net investment income (loss)	0.66	0.83	0.65	0.24	0.40
Portfolio turnover rate	21	22	19	15	32
Net assets at end of period (000 omitted)	$6,093	$6,012	$6,306	$8,028	$7,705

See Notes to Financial Statements
10

MFS Global Research Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
11

MFS Global Research Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Research Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and
12

MFS Global Research Portfolio
Notes to Financial Statements  - continued
procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$49,692,415	$—	$—	$49,692,415
France	—	3,743,786	—	3,743,786
United Kingdom	2,148,703	1,353,630	—	3,502,333
Japan	369,564	2,831,821	—	3,201,385
Switzerland	2,575,551	—	—	2,575,551
Taiwan	1,508,335	—	—	1,508,335
Canada	1,455,274	0	—	1,455,274
China	1,295,745	—	—	1,295,745
Netherlands	689,940	468,396	—	1,158,336
Other Countries	5,477,299	1,125,328	—	6,602,627
Investment Companies	446,020	—	—	446,020
Total	$65,658,846	$9,522,961	$—	$75,181,807
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the
13

MFS Global Research Portfolio
Notes to Financial Statements  - continued
fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$785,244	$688,511
Long-term capital gains	3,912,496	3,871,494
Total distributions	$4,697,740	$4,560,005
The federal tax cost and the tax basis components of distributable earnings were as follows:
14

MFS Global Research Portfolio
Notes to Financial Statements  - continued
As of 12/31/24
Cost of investments	$47,866,337
Gross appreciation	29,382,870
Gross depreciation	(2,067,400)
Net unrealized appreciation (depreciation)	$27,315,470
Undistributed ordinary income	1,408,450
Undistributed long-term capital gain	7,966,754
Other temporary differences	(34,839)
Total distributable earnings (loss)	$36,655,835
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$4,328,300	$4,217,130
Service Class	369,440	342,875
Total	$4,697,740	$4,560,005
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million	0.675%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $10,174, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.85% of average daily net assets for the Initial Class shares and 1.10% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $92,054, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these
15

MFS Global Research Portfolio
Notes to Financial Statements  - continued
participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $313, which equated to 0.0004% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $114.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0277% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $16,155,862 and $27,192,091, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	12,404	$422,916	22,518	$686,370
Service Class	2,932	100,482	8,565	251,650
	15,336	$523,398	31,083	$938,020
Shares issued to shareholders in reinvestment of distributions
Initial Class	128,857	$4,328,300	144,028	$4,217,130
Service Class	11,054	369,440	11,766	342,875
	139,911	$4,697,740	155,794	$4,560,005
Shares reacquired
Initial Class	(341,078)	$(11,596,027)	(349,206)	$(10,518,077)
Service Class	(25,916)	(877,095)	(53,511)	(1,628,098)
	(366,994)	$(12,473,122)	(402,717)	$(12,146,175)
Net change
Initial Class	(199,817)	$(6,844,811)	(182,660)	$(5,614,577)
Service Class	(11,930)	(407,173)	(33,180)	(1,033,573)
	(211,747)	$(7,251,984)	(215,840)	$(6,648,150)
16

MFS Global Research Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $376 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$84,789	$13,310,989	$12,950,005	$220	$27	$446,020
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$24,652	$—
17

MFS Global Research Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Research Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Research Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
18

MFS Global Research Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
19

MFS Global Research Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $4,304,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 62.36% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
20

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Global Research Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Global Research Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Global Research Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
21

MFS Global Research Portfolio
Board Review of Investment Advisory Agreement
MFS Global Research Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
22

MFS Global Research Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $300 million.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
23

MFS Global Tactical Allocation Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Global Tactical Allocation Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 62.7%
Aerospace & Defense – 0.3%
Boeing Co., 6.388%, 5/01/2031		$88,000	$ 92,006
Boeing Co., 5.805%, 5/01/2050		482,000	448,334
Huntington Ingalls Industries, Inc., 5.749%, 1/15/2035		76,000	75,794
Thales S.A., 4.25%, 10/18/2031	EUR	200,000	218,501
TransDigm, Inc., 6.875%, 12/15/2030 (n)		$226,000	229,362
			$1,063,997
Asset-Backed & Securitized – 6.5%
AA Bond Co. Ltd., 6.85%, 7/31/2050	GBP	150,000	$ 191,899
Angel Oak Mortgage Trust, 2024-12, “A1”, 5.653%, 10/25/2069 (n)		$690,964	690,219
Angel Oak Mortgage Trust, 2024-13, “A1”, 5.464%, 12/26/2069 (n)		224,346	224,022
Angel Oak Mortgage Trust, 2024-9, “A1”, 5.138%, 9/25/2069 (n)		610,144	605,301
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.011% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)		214,500	212,833
Arbor Realty Trust, Inc., CLO, 2022-FL1, “B”, FLR, 6.698% (SOFR - 30 day + 2.1%), 1/15/2037 (n)		794,500	790,528
Arbor Realty Trust, Inc., CLO, 2022-FL1, “C”, FLR, 6.897% (SOFR - 30 day + 2.3%), 1/15/2037 (n)		765,000	761,176
AREIT 2022-CRE6 Trust, “B”, FLR, 6.45% (SOFR - 30 day + 1.85%), 1/20/2037 (n)		289,000	287,720
AREIT 2022-CRE6 Trust, “C”, FLR, 6.75% (SOFR - 30 day + 2.15%), 1/20/2037 (n)		119,000	117,680
AREIT 2022-CRE6 Trust, “D”, FLR, 7.45% (SOFR - 30 day + 2.85%), 1/20/2037 (n)		100,000	98,437
BBCMS Mortgage Trust, 2020-C7, “XA”, 1.605%, 4/15/2053 (i)		963,737	50,684
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.213%, 7/15/2054 (i)		2,759,296	156,819
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.588%, 2/15/2054 (i)		6,510,663	473,713
BDS Ltd., 2024-FL13, “A”, FLR, 5.942% (SOFR - 1mo. + 1.5762%), 9/19/2039 (n)		100,000	100,247
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.138%, 3/15/2054 (i)		2,013,367	93,002
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.882%, 6/15/2054 (i)		5,569,009	210,377
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.251%, 7/15/2054 (i)		6,689,797	370,962
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.261%, 8/15/2054 (i)		5,210,511	300,058
BMP Commercial Mortgage Trust, 2024-MF23, “C”, FLR, 6.238% (SOFR - 1mo. + 1.8413%), 6/15/2041 (n)		235,440	235,587
Brazos Securitization LLC, 5.413%, 9/01/2050 (n)		246,000	240,338
BSPRT 2021-FL7 Issuer Ltd., “B”, FLR, 6.562% ((SOFR - 1mo. + 0.11448%) + 2.05%), 12/15/2038 (n)		177,500	176,031
BSPRT 2021-FL7 Issuer Ltd., “C”, FLR, 6.812% ((SOFR - 1mo. + 0.11448%) + 2.3%), 12/15/2038 (n)		161,000	158,958
Business Jet Securities LLC, 2024-1A, “A”, 6.197%, 5/15/2039 (n)		254,448	258,765
BX Trust, 2024-PURE, “A”, FLR, 5.194% (CORRA + 1.9%), 11/15/2041 (n)	CAD	457,000	318,058
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.796% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)		$900,000	853,682
BXMT 2021-FL4 Ltd., “B”, FLR, 6.046% ((SOFR - 1mo. + 0.11448%) + 1.55%), 5/15/2038 (n)		1,797,000	1,623,830
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)		197,245	192,721
Chesapeake Funding II LLC, 2023-1A, “A1”, 5.65%, 5/15/2035 (n)		169,810	170,904
CNH Equipment Trust, 2023-A, “A2”, 5.34%, 9/15/2026		36,835	36,865
Colt Funding LLC, 2024-1, “A1”, 5.835%, 2/25/2069 (n)		254,109	254,778
Colt Funding LLC, 2024-6, “A1”, 5.39%, 11/25/2069 (n)		188,222	187,168
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.766%, 4/15/2054 (i)		1,230,189	42,369
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.972%, 6/15/2063 (i)		2,959,531	130,655
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.033%, 6/15/2064 (i)		2,908,489	139,210
Commercial Mortgage Pass-Through Certificates, 2022-BNK41, “AS”, 3.79%, 4/15/2065		592,000	526,002
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “A4”, 5.745%, 8/15/2056		768,000	790,730
ELM Trust, 2024-ELM, “B10”, 5.995%, 6/10/2039 (n)		334,396	337,458
ELM Trust, 2024-ELM, “C10”, 6.189%, 6/10/2039 (n)		100,000	100,910
Empire District Bondco LLC, 4.943%, 1/01/2033		344,000	340,631
Enterprise Fleet Financing LLC, 2024-3, “A2”, 5.31%, 4/20/2027 (n)		142,000	143,032
EQT Trust, 2024-EXTR, “B”, 5.655%, 7/05/2041 (n)		169,941	169,853
EQT Trust, 2024-EXTR, “C”, 6.046%, 7/05/2041 (n)		100,000	99,597
Fortress CBO Investments Ltd., 2022-FL3, “AS”, FLR, 6.855% (SOFR - 30 day + 2.25%), 2/23/2039 (n)		269,500	262,011
WTSFS-ANN

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
FS Rialto 2021-FL2 Issuer Ltd., “AS”, FLR, 6.062% ((SOFR - 1mo. + 0.11448%) + 1.55%), 5/16/2038 (n)		$701,500	$ 693,593
GreatAmerica Leasing Receivables Funding LLC, 2023-1, “A2”, 5.35%, 2/16/2026 (n)		60,240	60,361
MF1 2021-FL5 Ltd., “C”, FLR, 6.196% ((SOFR - 1mo. + 0.11448%) + 1.7%), 7/15/2036 (n)		200,000	199,212
MF1 2021-FL6 Ltd., “AS”, FLR, 5.94% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/16/2036 (n)		1,050,000	1,050,024
MF1 2021-FL6 Ltd., “B”, FLR, 6.14% ((SOFR - 1mo. + 0.11448%) + 1.65%), 7/16/2036 (n)		600,000	591,019
MF1 2022-FL8 Ltd., “A”, FLR, 5.716% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)		229,966	229,360
MF1 2022-FL8 Ltd., “B”, FLR, 6.316% (SOFR - 30 day + 1.95%), 2/19/2037 (n)		281,312	277,373
MF1 2024-FL14 LLC, “A”, FLR, 6.103% (SOFR - 1mo. + 1.737%), 3/19/2039 (n)		700,000	700,857
MF1 2024-FL14 LLC, “AS”, FLR, 6.606% (SOFR - 1mo. + 2.24%), 3/19/2039 (n)		208,996	209,284
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.282%, 5/15/2054 (i)		2,241,821	121,219
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.174%, 6/15/2054 (i)		4,670,223	221,266
OBX Trust, 2023-NQM5, “A1”, 5.988%, 1/25/2064 (n)		96,290	96,778
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)		301,124	302,642
OBX Trust, 2024-NQM2, “A1”, 5.878%, 12/25/2063 (n)		507,978	509,759
OBX Trust, 2024-NQM3, “A1”, 6.129%, 12/25/2063 (n)		114,264	115,048
Starwood Commercial Mortgage, 2021-FL2, “AS”, FLR, 5.939% ((SOFR - 1mo. + 0.11448%) + 1.45%), 4/18/2038 (n)		700,000	691,767
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 6.29% ((SOFR - 1mo. + 0.11448%) + 1.8%), 4/18/2038 (n)		534,500	527,204
TCW Gem Ltd., 2020-1A, “BR3”, FLR, 6.006% (SOFR - 3mo. + 1.6%), 4/20/2034 (n)		780,000	780,000
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 5.896% ((SOFR - 1mo. + 0.11448%) + 1.4%), 3/15/2038 (n)		350,000	347,243
Verus Securitization Trust, 2014-1, “A1”, 5.712%, 1/25/2069 (n)		281,090	281,431
Verus Securitization Trust, 2024-4, “A1”, 6.218%, 6/25/2069 (n)		108,882	109,706
Volvo Financial Equipment LLC, 2024-1A, “A2”, 4.56%, 5/17/2027 (n)		225,000	225,117
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.496%, 8/15/2054 (i)		4,829,119	337,929
			$22,204,012
Automotive – 0.6%
Ferrari N.V., 3.625%, 5/21/2030	EUR	580,000	$ 612,836
Ford Motor Credit Co. LLC, 6.95%, 6/10/2026		$228,000	233,158
Ford Motor Credit Co. LLC, 5.8%, 3/08/2029		323,000	323,114
Hyundai Capital America, 6.375%, 4/08/2030 (n)		157,000	163,992
LKQ Corp., 6.25%, 6/15/2033		199,000	205,257
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FLR (EUR Swap Rate - 15yr. + 3.06%) to 3/20/2050, FLR (EUR Swap Rate - 15yr. + 3.81%) to 12/29/2166	EUR	210,000	195,389
Volkswagen Leasing GmbH, 4%, 4/11/2031		240,000	252,688
			$1,986,434
Broadcasting – 0.3%
Discovery Communications LLC, 4.125%, 5/15/2029		$87,000	$ 81,056
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	900,000	781,587
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032		$90,000	79,309
			$941,952
Brokerage & Asset Managers – 0.5%
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034		$181,000	$ 190,036
Jane Street Group/JSG Finance, Inc., 6.125%, 11/01/2032 (n)		164,000	162,473
Low Income Investment Fund, 3.386%, 7/01/2026		150,000	145,310
Low Income Investment Fund, 3.711%, 7/01/2029		400,000	369,818
LPL Holdings, Inc., 4%, 3/15/2029 (n)		457,000	432,800
LSEG US Financial Corp., 5.297%, 3/28/2034 (n)		332,000	330,575
			$1,631,012
Building – 0.1%
Ferguson Enterprises, Inc., 5%, 10/03/2034		$255,000	$ 243,695
Vulcan Materials Co., 5.7%, 12/01/2054		142,000	137,844
			$381,539

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Business Services – 0.7%
Corning, Inc., 3.875%, 5/15/2026	EUR	230,000	$ 241,312
Engineering Ingegneria Informatica S.p.A., 11.125%, 5/15/2028		210,000	229,221
Euronet Worldwide, Inc., 1.375%, 5/22/2026		370,000	372,752
Experian Finance PLC, 3.375%, 10/10/2034		360,000	372,197
Fiserv, Inc., 4.4%, 7/01/2049		$356,000	290,648
Global Payments, Inc., 4.875%, 3/17/2031	EUR	210,000	229,677
Mastercard, Inc., 4.55%, 1/15/2035		$260,000	249,147
Mastercard, Inc., 3.85%, 3/26/2050		216,000	167,137
Teleperformance SE, 5.75%, 11/22/2031	EUR	300,000	332,138
			$2,484,229
Cable TV – 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.1%, 6/01/2029		$235,000	$ 239,542
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		215,000	161,499
SES S.A., 2.875% to 8/27/2026, FLR (EUR Swap Rate - 5yr. + 3.19%) to 8/27/2031, FLR (EUR Swap Rate - 5yr. + 3.44%) to 8/27/2046, FLR (EUR Swap Rate - 5yr. + 4.19%) to 8/27/2171	EUR	445,000	432,478
Videotron Ltd., 3.625%, 6/15/2029 (n)		$394,000	365,963
Videotron Ltd., 5.7%, 1/15/2035 (n)		217,000	212,980
			$1,412,462
Computer Software – 0.2%
Accenture Capital, Inc., 4.25%, 10/04/2031		$171,000	$ 164,319
Accenture Capital, Inc., 4.5%, 10/04/2034		114,000	108,336
Microsoft Corp., 2.525%, 6/01/2050		378,000	232,620
Oracle Corp., 4%, 7/15/2046		265,000	203,937
			$709,212
Conglomerates – 0.5%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		$306,000	$ 296,564
Highland Holdings S.à r.l. Co., 2.875%, 11/19/2027	EUR	200,000	207,580
nVent Finance S.à r.l., 5.65%, 5/15/2033		$133,000	132,953
Regal Rexnord Corp., 6.05%, 4/15/2028		410,000	417,019
Regal Rexnord Corp., 6.3%, 2/15/2030		171,000	175,903
Veralto Corp., 4.15%, 9/19/2031	EUR	157,000	168,611
Westinghouse Air Brake Technologies Corp., 5.611%, 3/11/2034		$124,000	125,590
Wurth Finance International B.V., 3%, 8/28/2031	EUR	150,000	155,957
			$1,680,177
Consumer Products – 0.2%
Haleon Netherlands Capital B.V., 1.25%, 3/29/2026	EUR	240,000	$ 244,636
Kenvue, Inc., 5.05%, 3/22/2053		$324,000	300,291
			$544,927
Consumer Services – 0.2%
Booking Holdings, Inc., 3.25%, 11/21/2032	EUR	260,000	$ 269,636
Emeria S.A.S.U., 3.375%, 3/31/2028		370,000	313,055
Service Corp. International, 5.75%, 10/15/2032		$183,000	177,507
			$760,198
Containers – 0.1%
Verallia S.A., 3.875%, 11/04/2032	EUR	300,000	$ 309,334
Electrical Equipment – 0.0%
Arrow Electronics, Inc., 5.875%, 4/10/2034		$163,000	$ 163,892

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Electronics – 0.0%
Intel Corp., 5.7%, 2/10/2053		$195,000	$ 172,455
Emerging Market Quasi-Sovereign – 0.7%
Bank Gospodarstwa Krajowego (Republic of Poland), 6.25%, 10/31/2028 (n)		$253,000	$ 263,154
Bank Gospodarstwa Krajowego (Republic of Poland), 5.375%, 5/22/2033 (n)		208,000	203,041
CEZ A.S. (Czech Republic), 4.125%, 9/05/2031	EUR	240,000	253,286
CEZ A.S. (Czech Republic), 4.25%, 6/11/2032		281,000	297,363
Eustream A.S. (Slovak Republic), 1.625%, 6/25/2027		370,000	359,243
Magyar Export-Import Bank PLC (Republic of Hungary), 6.125%, 12/04/2027 (n)		$408,000	411,060
Qatar Petroleum, 3.125%, 7/12/2041		236,000	174,223
Saudi Arabian Oil Co., 5.75%, 7/17/2054 (n)		317,000	296,455
			$2,257,825
Emerging Market Sovereign – 10.3%
Dominican Republic, 7.05%, 2/03/2031 (n)		$179,000	$ 183,296
Dominican Republic, 4.875%, 9/23/2032		750,000	669,000
Federative Republic of Brazil, 10%, 1/01/2027	BRL	6,500,000	954,732
Hellenic Republic (Republic of Greece), 3.375%, 6/15/2034	EUR	2,955,000	3,096,533
Hellenic Republic (Republic of Greece), 4.125%, 6/15/2054		110,000	118,358
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	40,736,000	863,418
Oriental Republic of Uruguay, 9.75%, 7/20/2033		22,117,000	503,983
People's Republic of China, 3.13%, 11/21/2029	CNY	20,300,000	3,008,781
People's Republic of China, 2.88%, 2/25/2033		35,210,000	5,260,470
People's Republic of China, 2.27%, 5/25/2034		10,400,000	1,496,201
Republic of Costa Rica, 6.55%, 4/03/2034		$545,000	553,448
Republic of Cote d'Ivoire, 8.25%, 1/30/2037 (n)		200,000	194,260
Republic of Hungary, 4%, 7/25/2029	EUR	1,200,000	1,261,053
Republic of India, 7.18%, 8/14/2033	INR	144,500,000	1,720,133
Republic of Korea, 1.875%, 6/10/2029	KRW	8,135,190,000	5,324,122
Republic of Korea, 1.375%, 6/10/2030		11,690,400,000	7,326,638
Republic of Paraguay, 6%, 2/09/2036 (n)		$200,000	198,200
Republic of Peru, 5.375%, 2/08/2035		810,000	777,742
Republic of Poland, 3.625%, 1/11/2034	EUR	500,000	528,677
Republic of Serbia, 6.5%, 9/26/2033 (n)		$255,000	261,870
Republic of Serbia, 6%, 6/12/2034 (n)		450,000	442,573
Republic of South Africa, 8.875%, 2/28/2035	ZAR	14,900,000	718,638
			$35,462,126
Energy - Independent – 0.3%
Diamondback Energy, Inc., 5.75%, 4/18/2054		$213,000	$ 199,885
Occidental Petroleum Corp., 6.45%, 9/15/2036		321,000	328,617
Pioneer Natural Resources Co., 2.15%, 1/15/2031		329,000	279,249
Santos Finance Ltd., 6.875%, 9/19/2033 (n)		316,000	335,509
			$1,143,260
Energy - Integrated – 0.3%
BP Capital Markets America, Inc., 4.812%, 2/13/2033		$168,000	$ 162,402
BP Capital Markets B.V., 0.933%, 12/04/2040	EUR	180,000	121,336
BP Capital Markets PLC, 6%, 2/19/2173	GBP	190,000	236,969
Eni S.p.A., 3.875%, 1/15/2034	EUR	130,000	137,877
Exxon Mobil Corp., 1.408%, 6/26/2039		380,000	297,666
			$956,250
Entertainment – 0.1%
Royal Caribbean Cruises Ltd., 6%, 2/01/2033 (n)		$246,000	$ 245,416

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 0.4%
Corporacion Inmobiliaria Vesta S.A.B. de C.V., 3.625%, 5/13/2031		$265,000	$ 228,783
CTP N.V., 4.75%, 2/05/2030	EUR	220,000	237,940
CTP N.V., 3.875%, 11/21/2032		170,000	174,184
Macquarie AirFinance Holdings Ltd., 5.15%, 3/17/2030 (n)		$64,000	62,518
Macquarie AirFinance Holdings Ltd., 6.5%, 3/26/2031 (n)		269,000	277,899
Shurgard Luxembourg Co., 3.625%, 10/22/2034	EUR	300,000	308,367
			$1,289,691
Food & Beverages – 1.0%
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$180,000	$ 162,758
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		160,000	157,382
Bacardi Ltd., 5.15%, 5/15/2038 (n)		335,000	308,093
Bacardi-Martini B.V., 5.4%, 6/15/2033 (n)		166,000	162,715
Bunge Ltd. Finance Corp., 4.65%, 9/17/2034		94,000	88,733
Constellation Brands, Inc., 2.25%, 8/01/2031		169,000	140,632
Diageo Finance PLC, 3.375%, 8/30/2035	EUR	190,000	197,620
Flora Food Management B.V., 6.875%, 7/02/2029		310,000	334,812
Heineken N.V., 3.812%, 7/04/2036		290,000	306,499
JBS USA Food Co., 6.5%, 12/01/2052		$194,000	197,341
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029		341,000	311,054
Kerry Group Financial Services Co., 3.75%, 9/05/2036	EUR	240,000	250,748
Kraft Heinz Foods Co., 4.375%, 6/01/2046		$396,000	320,622
Roquette Freres S.A., 5.494% to 2/25/2030, FLR (EUR ICE Swap Rate - 5yr. + 3.252%) to 2/25/2035, FLR (EUR ICE Swap Rate - 5yr. + 3.502%) to 2/25/2050, FLR (EUR ICE Swap Rate - 5yr. + 4.252%) to 11/25/2173	EUR	300,000	316,575
Viterra Finance B.V., 3.2%, 4/21/2031 (n)		$223,000	194,662
			$3,450,246
Forest & Paper Products – 0.4%
Graphic Packaging International LLC, 1.512%, 4/15/2026 (n)		$359,000	$ 342,045
Smurfit Kappa Treasury Co., 7.5%, 11/20/2025		243,000	247,780
Smurfit Kappa Treasury Co., 3.807%, 11/27/2036	EUR	312,000	328,327
Stora Enso Oyj, 7.25%, 4/15/2036 (n)		$309,000	325,257
			$1,243,409
Gaming & Lodging – 0.5%
IHG Finance LLC, 3.625%, 9/27/2031	EUR	350,000	$ 364,855
Las Vegas Sands Corp., 6.2%, 8/15/2034		$357,000	358,998
Marriott International, Inc., 2.85%, 4/15/2031		368,000	321,481
Melco Resorts Finance Ltd., 7.625%, 4/17/2032 (n)		200,000	200,716
Sands China Ltd., 4.375%, 6/18/2030		426,000	397,320
			$1,643,370
Industrial – 0.2%
Arcadis N.V., 4.875%, 2/28/2028	EUR	269,000	$ 291,571
Prysmian S.p.A., 3.625%, 11/28/2028		200,000	208,985
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$409,000	241,475
			$742,031
Insurance – 0.5%
Allianz SE, 3.2% to 4/30/2028, FLR (CMT - 5yr. + 2.165%) to 4/30/2171 (n)		$400,000	$ 346,967
Aviva PLC, 6.125% to 9/12/2034, FLR (GBP Government Yield - 5yr. + 3.3%) to 9/12/2054	GBP	270,000	332,377
Corebridge Financial, Inc., 4.35%, 4/05/2042		$289,000	240,585
Corebridge Financial, Inc., 6.875% to 12/15/2027, FLR (CMT - 5yr. + 3.846%) to 12/15/2052		177,000	181,641
MetLife, Inc., 5.3%, 12/15/2034		407,000	405,431

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Insurance – continued
Sammons Financial Group, Inc., 6.875%, 4/15/2034 (n)		$335,000	$ 350,060
			$1,857,061
Insurance - Health – 0.2%
Elevance Health, Inc., 5.375%, 6/15/2034		$201,000	$ 199,210
UnitedHealth Group, Inc., 5.15%, 7/15/2034		332,000	327,570
UnitedHealth Group, Inc., 4.625%, 7/15/2035		229,000	216,220
			$743,000
Insurance - Property & Casualty – 0.6%
American International Group, Inc., 5.125%, 3/27/2033		$247,000	$ 243,931
Arthur J. Gallagher & Co., 5%, 2/15/2032		54,000	53,297
Arthur J. Gallagher & Co., 6.5%, 2/15/2034		75,000	80,568
Arthur J. Gallagher & Co., 5.75%, 3/02/2053		271,000	265,920
Brown & Brown, Inc., 5.65%, 6/11/2034		222,000	222,240
Fairfax Financial Holdings Ltd., 4.25%, 12/06/2027	CAD	225,000	158,883
Fairfax Financial Holdings Ltd., 6.35%, 3/22/2054		$322,000	331,564
Marsh & McLennan Cos., Inc., 4.85%, 11/15/2031		291,000	287,362
Marsh & McLennan Cos., Inc., 5.4%, 3/15/2055		221,000	211,626
Panther Escrow Issuer, 7.125%, 6/01/2031 (n)		219,000	221,189
			$2,076,580
International Market Quasi-Sovereign – 1.1%
Belfius Bank S.A. (Kingdom of Belgium), 3.375%, 2/20/2031	EUR	400,000	$ 413,409
Electricite de France S.A., 6.5%, 11/08/2064	GBP	100,000	120,151
EnBW International Finance B.V. (Federal Republic of Germany), 4.3%, 5/23/2034	EUR	180,000	197,318
EnBW International Finance B.V. (Federal Republic of Germany), 3.75%, 11/20/2035		200,000	207,672
EnBW International Finance B.V. (Federal Republic of Germany), 4%, 7/22/2036		340,000	360,303
ESB Finance DAC (Republic of Ireland), 1.875%, 6/14/2031		200,000	191,315
Landsbankinn hf. (Republic of Iceland), 3.75%, 10/08/2029		272,000	281,554
Logicor Financing S.à r.l. (Grand Duchy of Luxembourg), 4.25%, 7/18/2029		110,000	117,337
Logicor Financing S.à r.l. (Grand Duchy of Luxembourg), 1.625%, 1/17/2030		180,000	169,422
NBN Co. Ltd. (Commonwealth of Australia), 3.75%, 3/22/2034		210,000	224,455
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)		$317,000	263,282
P3 Group S.à r.l. (Grand Duchy of Luxembourg), 1.625%, 1/26/2029	EUR	160,000	153,763
P3 Group S.à.r.l. (Grand Duchy of Luxembourg), 4%, 4/19/2032		220,000	229,040
RTE Reseau de Transport d'Electricite (Republic of France), 3.5%, 10/02/2036		300,000	309,838
Swisscom Finance, 3.5%, 11/29/2031		280,000	298,203
Wolf Midstream Canada LP, 6.4%, 7/18/2029 (n)	CAD	402,000	286,164
			$3,823,226
International Market Sovereign – 12.8%
Commonwealth of Australia, 2.75%, 5/21/2041	AUD	901,000	$ 435,248
Commonwealth of Australia, 3%, 3/21/2047		4,674,000	2,176,181
Federal Republic of Germany, 2.1%, 4/12/2029	EUR	725,000	750,444
Government of Bermuda, 5%, 7/15/2032 (n)		$716,000	689,508
Government of Canada, 1.5%, 6/01/2031	CAD	4,953,000	3,132,507
Government of Canada, 2%, 6/01/2032		2,763,000	1,778,454
Government of Canada, 3.5%, 12/01/2045		495,000	353,289
Government of Canada, 1.75%, 12/01/2053		504,000	248,397
Government of Japan, 1.2%, 12/20/2034	JPY	352,000,000	2,256,675
Government of Japan, 2.4%, 12/20/2034		935,000,000	6,664,412
Government of Japan, 0.3%, 12/20/2039		708,800,000	3,753,448
Government of Japan, 2.3%, 3/20/2040		111,000,000	774,330
Government of Japan, 1.1%, 6/20/2043		45,000,000	254,631
Government of Japan, 0.4%, 3/20/2050		284,600,000	1,211,510

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
Government of Japan, 0.7%, 12/20/2051	JPY	269,950,000	$ 1,202,246
Kingdom of Spain, 3.45%, 10/31/2034 (n)	EUR	3,051,000	3,261,857
Kingdom of Spain, 3.9%, 7/30/2039 (n)		2,708,000	2,967,254
Republic of Iceland, 5%, 11/15/2028	ISK	81,000,000	538,075
Republic of Italy, 3.85%, 2/01/2035	EUR	2,152,000	2,296,288
Republic of Italy, 1.45%, 3/01/2036		2,847,000	2,379,659
Republic of Italy, 4.15%, 10/01/2039 (n)		3,019,000	3,240,436
Republic of Italy, 4.3%, 10/01/2054 (n)		115,000	121,999
United Kingdom Treasury, 0.375%, 10/22/2030	GBP	514,000	517,490
United Kingdom Treasury, 1.25%, 10/22/2041		2,884,000	2,110,022
United Kingdom Treasury, 1.5%, 7/22/2047		367,000	241,489
United Kingdom Treasury, 3.75%, 7/22/2052		542,000	541,962
			$43,897,811
Local Authorities – 0.1%
Province of Alberta, 1.65%, 6/01/2031	CAD	431,000	$ 269,880
Province of British Columbia, 2.95%, 6/18/2050		300,000	166,641
			$436,521
Machinery & Tools – 0.1%
AGCO Corp., 5.8%, 3/21/2034		$204,000	$ 205,039
Ashtead Capital, Inc., 5.95%, 10/15/2033 (n)		249,000	251,819
			$456,858
Major Banks – 2.8%
Danske Bank A.S., 3.75%, 11/19/2036	EUR	100,000	$ 103,212
Bank of America Corp., 5.202% to 4/25/2028, FLR (SOFR - 1 day + 1.63%) to 4/25/2029		$266,000	267,242
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032		312,000	268,192
Bank of America Corp., 5.425% to 8/15/2034, FLR (SOFR - 1 day + 1.913%) to 8/15/2035		249,000	242,356
Bankinter S.A., 3.5%, 9/10/2032	EUR	200,000	208,945
BNP Paribas S.A., 5.283% to 11/19/2029, FLR (SOFR - 1 day + 1.28%) to 11/19/2030 (n)		$322,000	318,665
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		735,000	626,340
Credit Agricole S.A., 4.375%, 4/15/2036	EUR	200,000	210,287
Danske Bank A.S., 1.549%, 9/10/2027 (n)		$332,000	314,001
Danske Bank A.S., 4.613% to 10/02/2029, FLR (CMT - 1yr. + 1.1%) to 10/02/2030 (n)		273,000	264,876
Goldman Sachs Group, Inc., 4.692% to 10/23/2029, FLR (SOFR - 1 day + 1.135%) to 10/23/2030		253,000	247,695
Goldman Sachs Group, Inc., 5.016% to 10/23/2034, FLR (SOFR - 1 day + 1.42%) to 10/23/2035		342,000	327,301
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026		349,000	344,885
ING Groep N.V., 3.375%, 11/19/2032	EUR	200,000	206,320
JPMorgan Chase & Co., 5.581% to 4/22/2029, FLR (SOFR - 1 day + 1.16%) to 4/22/2030		$267,000	272,272
JPMorgan Chase & Co., 1.953% to 2/04/2031, FLR (SOFR - 1 day + 1.065%) to 2/04/2032		548,000	454,222
JPMorgan Chase & Co., 3.761% to 3/21/2033, FLR (EURIBOR - 3mo. + 0.98%) to 3/21/2034	EUR	150,000	158,832
mBank S.A., 4.034% to 9/27/2029, FLR (EURIBOR - 3mo. + 1.75%) to 9/27/2030		300,000	312,824
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031		$262,000	243,353
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034		189,000	187,682
Morgan Stanley, 5.213%, 10/24/2035	GBP	367,000	448,044
National Bank of Greece S.A., 5.875% to 6/28/2030, FLR (EUR ICE Swap Rate - 5yr. + 3.154%) to 6/28/2035	EUR	200,000	224,199
Nationwide Building Society, 3.828% to 7/24/2031, FLR (EURIBOR - 3mo. + 1.15%) to 7/24/2032		220,000	233,292
NatWest Group PLC, 3.673% to 8/05/2030, FLR (EURIBOR - 3mo. + 1.097%) to 8/05/2031		120,000	126,876
NatWest Group PLC, 8.125% to 5/10/2034, FLR (CMT - 5yr. + 3.752%) to 6/30/2172		$200,000	213,005
PNC Financial Services Group, Inc., 5.676% to 1/22/2034, FLR (SOFR - 1 day + 1.902%) to 1/22/2035		281,000	284,244
Royal Bank of Canada, 4.875%, 11/01/2030	GBP	250,000	310,139
Société Générale S.A., 3.625%, 11/13/2030	EUR	200,000	206,637
Toronto-Dominion Bank, 3.563%, 4/16/2031		290,000	303,821
UBS Group AG, 2.746% to 2/11/2032, FLR (CMT - 1yr. + 1.1%) to 2/11/2033 (n)		$1,050,000	876,590
UBS Group AG, 4.125% to 6/09/2032, FLR (EUR ICE Swap Rate - 1yr. + 1.75%) to 6/09/2033	EUR	280,000	303,034

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
UniCredit S.p.A., 4.2%, 6/11/2034	EUR	160,000	$ 170,164
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033		$253,000	221,792
			$9,501,339
Medical & Health Technology & Services – 0.5%
Becton, Dickinson and Co., 3.828%, 6/07/2032	EUR	290,000	$ 308,183
CVS Health Corp., 7% to 3/10/2030, FLR (CMT - 5yr. + 2.886%) to 3/10/2055		$209,000	209,701
HCA, Inc., 5.45%, 9/15/2034		82,000	79,924
HCA, Inc., 5.125%, 6/15/2039		177,000	161,294
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		650,000	392,686
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		309,000	302,541
Thermo Fisher Scientific (Finance I) B.V., 2%, 10/18/2051	EUR	210,000	151,315
			$1,605,644
Medical Equipment – 0.1%
Medtronic, Inc., 4.15%, 10/15/2053	EUR	100,000	$ 107,967
Stryker Corp., 3.625%, 9/11/2036		250,000	260,833
			$368,800
Metals & Mining – 0.0%
ArcelorMittal S.A., 3.5%, 12/13/2031	EUR	110,000	$ 112,062
Midstream – 0.7%
Columbia Pipelines Operating Co. LLC, 6.036%, 11/15/2033 (n)		$118,000	$ 121,045
Columbia Pipelines Operating Co. LLC, 6.544%, 11/15/2053 (n)		265,000	277,713
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054		339,000	319,729
Energy Transfer LP, 5.95%, 5/15/2054		254,000	245,554
Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/2034 (n)		230,738	197,781
Pembina Pipeline Corp., 4.81%, 3/25/2044	CAD	425,000	281,190
Plains All American Pipeline LP, 5.7%, 9/15/2034		$281,000	280,415
Rockies Express Pipeline LLC, 4.95%, 7/15/2029 (n)		41,000	38,927
Rockies Express Pipeline LLC, 7.5%, 7/15/2038 (n)		120,000	119,080
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (n)		58,000	55,137
Targa Resources Corp., 4.2%, 2/01/2033		136,000	123,490
Targa Resources Corp., 4.95%, 4/15/2052		236,000	198,759
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)		273,000	244,479
			$2,503,299
Mortgage-Backed – 7.1%
Fannie Mae, 4.5%, 3/01/2025 - 2/01/2046		$2,025,277	$ 1,965,308
Fannie Mae, 5%, 3/01/2036 - 8/01/2040		667,470	664,064
Fannie Mae, 5.5%, 11/01/2036 - 4/01/2037		55,903	56,426
Fannie Mae, 6%, 9/01/2037 - 6/01/2038		90,464	93,423
Fannie Mae, 4%, 11/01/2040 - 12/01/2040		478,703	449,288
Fannie Mae, 3.5%, 5/01/2043 - 12/01/2046		1,111,165	1,000,791
Fannie Mae, 2%, 12/01/2050 - 6/01/2051		204,257	159,203
Fannie Mae, 3%, 4/01/2052		497,238	423,309
Fannie Mae, UMBS, 2%, 3/01/2037 - 2/01/2052		1,631,691	1,325,790
Fannie Mae, UMBS, 2.5%, 1/01/2050 - 4/01/2052		1,074,916	883,844
Fannie Mae, UMBS, 3%, 12/01/2051 - 7/01/2052		255,191	218,826
Fannie Mae, UMBS, 6%, 12/01/2052 - 11/01/2053		432,637	434,847
Fannie Mae, UMBS, 3.5%, 6/01/2053		551,832	488,391
Fannie Mae, UMBS, 5.5%, 11/01/2053		74,021	73,520
Fannie Mae, UMBS, 6.5%, 12/01/2053 - 2/01/2054		350,995	358,329
Freddie Mac, 4%, 7/01/2025		2,590	2,580
Freddie Mac, 1.365%, 3/25/2027 (i)		809,000	21,528

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 5.146%, 3/25/2029	$277,945	$ 277,507
Freddie Mac, 5.31%, 3/25/2029	306,565	307,755
Freddie Mac, 5.216%, 4/25/2029	898,182	900,603
Freddie Mac, 1.798%, 4/25/2030 - 5/25/2030 (i)	5,341,294	439,080
Freddie Mac, 1.868%, 4/25/2030 (i)	1,365,340	114,886
Freddie Mac, 1.666%, 5/25/2030 (i)	1,747,943	135,487
Freddie Mac, 1.341%, 6/25/2030 (i)	1,615,349	100,800
Freddie Mac, 1.598%, 8/25/2030 (i)	1,436,842	109,140
Freddie Mac, 1.169%, 9/25/2030 (i)	905,456	52,027
Freddie Mac, 1.08%, 11/25/2030 (i)	1,823,916	99,266
Freddie Mac, 0.324%, 1/25/2031 (i)	6,688,083	101,254
Freddie Mac, 0.513%, 3/25/2031 (i)	8,101,097	203,945
Freddie Mac, 0.938%, 7/25/2031 (i)	1,499,257	79,222
Freddie Mac, 0.536%, 9/25/2031 (i)	6,201,367	190,853
Freddie Mac, 0.855%, 9/25/2031 (i)	1,902,494	89,987
Freddie Mac, 0.567%, 12/25/2031 (i)	1,517,361	48,938
Freddie Mac, 5.5%, 5/01/2034 - 11/01/2054	503,187	496,942
Freddie Mac, 0.905%, 9/25/2034 (i)	1,094,107	77,773
Freddie Mac, 5%, 10/01/2036 - 7/01/2041	192,056	191,606
Freddie Mac, 4.5%, 12/01/2039 - 5/01/2042	391,262	379,763
Freddie Mac, 3%, 1/01/2052	27,761	23,596
Freddie Mac, UMBS, 3.5%, 1/01/2047 - 11/01/2049	711,559	638,545
Freddie Mac, UMBS, 3%, 6/01/2050 - 6/01/2053	1,484,813	1,264,336
Freddie Mac, UMBS, 2.5%, 10/01/2051 - 6/01/2052	1,342,589	1,096,350
Freddie Mac, UMBS, 2%, 1/01/2052 - 3/01/2052	1,972,495	1,539,204
Freddie Mac, UMBS, 4%, 5/01/2052 - 5/01/2054	530,643	485,728
Freddie Mac, UMBS, 6%, 11/01/2052	77,050	77,852
Freddie Mac, UMBS, 6.5%, 8/01/2053	99,020	101,134
Freddie Mac, UMBS, 5.5%, 4/01/2054 - 10/01/2054	1,330,563	1,313,480
Ginnie Mae, 5%, 5/15/2040 - 4/20/2053	89,677	87,785
Ginnie Mae, 3.5%, 6/20/2043	365,681	334,261
Ginnie Mae, 4.785%, 10/20/2045	104,438	101,233
Ginnie Mae, 2.5%, 8/20/2051 - 8/20/2052	1,115,720	932,637
Ginnie Mae, 2%, 1/20/2052	323,193	258,893
Ginnie Mae, 3%, 4/20/2052 - 11/20/2052	393,482	341,498
Ginnie Mae, 4%, 8/20/2052	129,197	119,069
Ginnie Mae, 5.5%, 2/20/2053 - 10/20/2053	557,814	554,379
Ginnie Mae, 6%, 6/20/2054	73,740	74,287
Ginnie Mae, 5.755%, 3/20/2064	225,299	226,695
Ginnie Mae, TBA, 6%, 1/15/2055	200,000	201,313
Ginnie Mae, TBA, 6.5%, 1/15/2055	75,000	76,284
UMBS, TBA, 2%, 1/25/2055	675,000	525,076
UMBS, TBA, 2.5%, 1/25/2055	1,325,000	1,079,047
		$24,468,983
Municipals – 0.7%
Iowa Student Loan Liquidity Corp. Rev., Taxable, “A”, 5.08%, 12/01/2039	$185,000	$ 172,681
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 2.641%, 7/01/2037	535,000	473,111
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, Issue M, “A”, 4.949%, 7/01/2038	530,000	501,867
Massachusetts Housing Finance Agency, Single Family Housing Rev., Taxable, “226”, 5.562%, 12/01/2052	495,000	496,055
Michigan Finance Authority Hospital Rev., Taxable (Trinity Health Credit Group), 3.384%, 12/01/2040	480,000	383,836
National Finance Authority, NH, Utility Refunding Rev., Taxable (Wheeling Power Co. Project), “A”, 6.89%, 4/01/2034	285,000	288,817
		$2,316,367

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Natural Gas - Distribution – 0.2%
ENGIE Energía Chile S.A., 3.875%, 12/06/2033	EUR	100,000	$ 106,516
ENGIE S.A., 3.875%, 3/06/2036		200,000	211,210
Naturgy Finance Iberia S.A., 3.25%, 10/02/2030		200,000	207,496
Vier Gas Transport GmbH, 3.375%, 11/11/2031		300,000	309,838
			$835,060
Natural Gas - Pipeline – 0.2%
APA Infrastructure Ltd., 5.125%, 9/16/2034 (n)		$271,000	$ 258,033
APA Infrastructure Ltd., 2.5%, 3/15/2036	GBP	490,000	447,989
APA Infrastructure Ltd., 5.75%, 9/16/2044 (n)		$102,000	99,755
			$805,777
Oils – 0.1%
Raizen Fuels Finance S.A., 6.45%, 3/05/2034 (n)		$325,000	$ 321,235
Other Banks & Diversified Financials – 1.4%
AIB Group PLC, 6.608% to 9/13/2028, FLR (SOFR - 1 day + 2.33%) to 9/13/2029 (n)		$600,000	$ 627,098
AIB Group PLC, 5.871% to 3/28/2034, FLR (SOFR - 1 day + 1.91%) to 3/28/2035 (n)		200,000	199,998
Banque Federative du Credit Mutuel S.A., 3.75%, 2/03/2034	EUR	200,000	210,146
BPCE S.A., 4.5%, 3/15/2025 (n)		$287,000	286,468
BPCE S.A., 2.277% to 1/20/2031, FLR (SOFR - 1 day + 1.312%) to 1/20/2032 (n)		550,000	449,187
CaixaBank S.A., 4.375%, 8/08/2036	EUR	300,000	316,201
Commerzbank AG, 2.625%, 12/08/2028		100,000	102,846
Commerzbank AG, 4% to 7/16/2031, FLR (EURIBOR - 3mo. + 1.25%) to 7/16/2032		200,000	210,812
Commerzbank AG, 3.875%, 10/15/2035		200,000	205,289
Commerzbank AG, 4.125%, 2/20/2037		100,000	103,098
Coventry Building Society, 3.125%, 10/29/2029		160,000	165,354
Deutsche Bank AG, 6.125% to 12/12/2029, FLR (SONIA + 2.621%) to 12/12/2030	GBP	200,000	258,191
Deutsche Bank AG, 7.375% to 4/30/2032, FLR (EUR ICE Swap Rate - 5yr. + 5.112%) to 11/21/2173	EUR	200,000	211,297
Intesa Sanpaolo S.p.A., 7.2%, 11/28/2033 (n)		$219,000	236,934
M&T Bank Corp., 6.082% to 3/13/2031, FLR (SOFR - 1 day + 2.26%) to 3/13/2032		199,000	203,996
Manufacturers and Traders Trust Co., 4.7%, 1/27/2028		366,000	362,340
PKO Bank Polski S.A., 3.875% to 9/12/2026, FLR (EURIBOR - 3mo. + 1.4%) to 9/12/2027	EUR	260,000	270,578
Truist Financial Corp., 5.435% to 1/24/2029, FLR (SOFR - 1 day + 1.62%) to 1/24/2030		$165,000	166,456
Truist Financial Corp., 5.711% to 1/24/2034, FLR (SOFR - 1 day + 1.922%) to 1/24/2035		122,000	122,933
			$4,709,222
Pharmaceuticals – 0.1%
AbbVie, Inc., 5.35%, 3/15/2044		$184,000	$ 179,364
AbbVie, Inc., 5.4%, 3/15/2054		131,000	126,095
Bristol-Myers Squibb Co., 5.5%, 2/22/2044		152,000	150,639
			$456,098
Pollution Control – 0.1%
GFL Environmental, Inc., 3.5%, 9/01/2028 (n)		$182,000	$ 171,529
GFL Environmental, Inc., 6.75%, 1/15/2031 (n)		31,000	31,833
			$203,362
Precious Metals & Minerals – 0.1%
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)		$240,000	$ 245,664
Railroad & Shipping – 0.1%
Burlington Northern Sante Fe LLC, 5.5%, 3/15/2055		$299,000	$ 293,716

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – 0.3%
Alexandrite Monnet UK Holdco PLC, 10.5%, 5/15/2029	EUR	280,000	$ 318,398
Boston Properties LP, REIT, 3.65%, 2/01/2026		$106,000	104,475
Boston Properties LP, REIT, 2.75%, 10/01/2026		194,000	186,721
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		95,000	91,936
Corporate Office Property LP, REIT, 2%, 1/15/2029		275,000	241,946
			$943,476
Real Estate - Other – 0.2%
Cousins Properties, Inc., REIT, 5.875%, 10/01/2034		$187,000	$ 187,195
EPR Properties, REIT, 3.6%, 11/15/2031		452,000	395,475
			$582,670
Real Estate - Retail – 0.4%
Hammerson PLC, 5.875%, 10/08/2036	GBP	100,000	$ 120,092
STORE Capital Corp., REIT, 2.75%, 11/18/2030		$501,000	432,374
STORE Capital Corp., REIT, 2.7%, 12/01/2031		70,000	57,594
Unibail-Rodamco-Westfield SE, 3.875%, 9/11/2034	EUR	200,000	206,577
WEA Finance LLC, REIT, 2.875%, 1/15/2027 (n)		$470,000	447,294
			$1,263,931
Retailers – 0.3%
Alimentation Couche-Tard, Inc., 4.011%, 2/12/2036	EUR	100,000	$ 104,813
B&M European Value Retail S.A., 6.5%, 11/27/2031	GBP	520,000	645,974
Home Depot, Inc., 4.875%, 2/15/2044		$178,000	162,825
Home Depot, Inc., 3.625%, 4/15/2052		177,000	128,440
			$1,042,052
Specialty Chemicals – 0.1%
International Flavors & Fragrances, Inc., 4.375%, 6/01/2047		$264,000	$ 206,464
International Flavors & Fragrances, Inc., 5%, 9/26/2048		189,000	162,221
			$368,685
Specialty Stores – 0.2%
DICK'S Sporting Goods, 4.1%, 1/15/2052		$502,000	$ 366,728
Richemont International S.A., 1.5%, 3/26/2030	EUR	290,000	279,932
			$646,660
Supermarkets – 0.2%
Kroger Co., 5.5%, 9/15/2054		$250,000	$ 235,468
Ocado Group PLC, 10.5%, 8/08/2029	GBP	200,000	253,698
Tesco Corporate Treasury Services PLC, 5.125%, 5/22/2034		160,000	191,582
			$680,748
Supranational – 1.5%
European Investment Bank, 2.25%, 12/14/2029	EUR	390,000	$ 400,329
European Union, 1.625%, 12/04/2029		1,530,000	1,521,408
European Union, 3.375%, 11/04/2042		1,310,000	1,377,823
European Union, 2.5%, 10/04/2052		320,000	280,787
European Union, 3.375%, 10/05/2054		1,441,587	1,480,924
			$5,061,271
Telecommunications - Wireless – 0.3%
American Tower Corp., 5.45%, 2/15/2034		$292,000	$ 292,499
TDF Infrastructure S.A.S., 4.125%, 10/23/2031	EUR	200,000	206,210
T-Mobile USA, Inc., 3.875%, 4/15/2030		$144,000	135,502

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
Vodafone Group PLC, 5.625%, 2/10/2053		$287,000	$ 272,758
			$906,969
Telephone Services – 0.1%
TELUS Corp., 2.85%, 11/13/2031	CAD	642,000	$ 409,796
Tobacco – 0.2%
B.A.T. International Finance PLC, 4.125%, 4/12/2032	EUR	380,000	$ 403,804
Imperial Brands Finance PLC, 5.5%, 2/01/2030 (n)		$349,000	352,699
			$756,503
Transportation - Services – 0.6%
Autostrade per l’Italia S.p.A., 5.125%, 6/14/2033	EUR	179,000	$ 199,441
DSV Finance B.V., 3.25%, 11/06/2030		100,000	104,647
DSV Finance B.V., 3.375%, 11/06/2032		100,000	104,877
DSV Finance B.V., 3.375%, 11/06/2034		100,000	103,692
Element Fleet Management Corp., 6.271%, 6/26/2026 (n)		$256,000	260,355
Heathrow Funding Ltd., 6%, 3/05/2032	GBP	140,000	173,529
Mobico Group PLC, 4.875%, 9/26/2031	EUR	410,000	425,876
Transurban Finance Co. Pty Ltd., 3.974%, 3/12/2036		150,000	160,273
Triton International Ltd., 3.15%, 6/15/2031 (n)		$328,000	278,449
United Parcel Service, 5.05%, 3/03/2053		174,000	159,467
			$1,970,606
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 5.31%, 5/01/2027		$5,635	$ 5,595
U.S. Treasury Obligations – 1.2%
U.S. Treasury Bonds, 4.75%, 11/15/2053 (f)		$1,225,000	$ 1,211,885
U.S. Treasury Notes, 4%, 2/15/2034		601,000	575,373
U.S. Treasury Notes, TIPS, 2.125%, 4/15/2029 (f)		2,206,692	2,209,356
			$3,996,614
Utilities - Electric Power – 2.5%
Adani Electricity Mumbai Ltd., 3.949%, 2/12/2030 (n)		$422,000	$ 336,983
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		104,000	88,157
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043		92,000	87,308
Berkshire Hathaway Energy Co., 4.6%, 5/01/2053		76,000	63,056
Bruce Power LP, 2.68%, 12/21/2028	CAD	365,000	244,953
Bruce Power LP, 4.27%, 12/21/2034		410,000	282,523
Chile Electricity Lux MPC II S.à r.l., 5.58%, 10/20/2035 (n)		$224,000	217,623
Duke Energy Corp., 3.75%, 4/01/2031	EUR	230,000	242,135
Duke Energy Florida LLC, 6.2%, 11/15/2053		$308,000	324,589
E.ON International Finance B.V., 5.875%, 10/30/2037	GBP	200,000	251,553
Edison International, 4.7%, 8/15/2025		$290,000	289,718
Enel Americas S.A., 4%, 10/25/2026		855,000	836,057
Enel Finance International N.V., 2.5%, 7/12/2031 (n)		430,000	359,940
Enel Finance International N.V., 3.875%, 1/23/2035	EUR	250,000	263,935
Enel Finance International N.V., 4.5%, 2/20/2043		140,000	151,366
Entergy Corp., 0.9%, 9/15/2025		$389,000	378,293
EPH Financing International A.S., 6.651%, 11/13/2028	EUR	386,000	431,265
EPH Financing International A.S., 5.875%, 11/30/2029		321,000	354,462
Eversource Energy, 5.5%, 1/01/2034		$253,000	250,991
Georgia Power Co., 4.95%, 5/17/2033		322,000	315,332
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		184,000	156,271

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Jersey Central Power & Light Co., 5.1%, 1/15/2035 (n)		$70,000	$ 68,280
Mercury Chile Holdco LLC, 6.5%, 1/24/2027		422,000	417,954
National Grid, Inc., 3.724%, 11/25/2034	EUR	430,000	447,618
NextEra Energy Capital Holdings, Inc., 5.749%, 9/01/2025		$257,000	258,567
Oncor Electric Delivery, 3.5%, 5/15/2031	EUR	240,000	252,559
Pacific Gas & Electric Co., 6.1%, 1/15/2029		$118,000	122,068
Pacific Gas & Electric Co., 6.4%, 6/15/2033		114,000	120,165
Pacific Gas & Electric Co., 5.9%, 10/01/2054		171,000	168,654
PPL Electric Utilities Corp. 1st Mortgage, 5.25%, 5/15/2053		377,000	359,616
Xcel Energy, Inc., 5.5%, 3/15/2034		313,000	311,776
			$8,453,767
Utilities - Gas – 0.2%
EP Infrastructure A.S., 1.698%, 7/30/2026	EUR	270,000	$ 271,414
EP Infrastructure A.S., 2.045%, 10/09/2028		333,000	321,690
			$593,104
Total Bonds (Identified Cost, $224,001,685)			$214,599,588
Common Stocks – 33.4%
Aerospace & Defense – 0.7%
Boeing Co. (a)		1,476	$ 261,252
General Dynamics Corp. (f)		3,318	874,260
Honeywell International, Inc. (f)		2,475	559,078
L3Harris Technologies, Inc.		2,265	476,284
Leidos Holdings, Inc.		1,241	178,778
			$2,349,652
Alcoholic Beverages – 0.6%
Ambev S.A.		159,100	$ 302,344
Diageo PLC		26,545	843,254
Heineken N.V.		6,171	438,168
Kirin Holdings Co. Ltd.		25,800	334,818
Pernod Ricard S.A.		2,251	251,757
			$2,170,341
Apparel Manufacturers – 0.2%
Compagnie Financiere Richemont S.A.		4,347	$ 660,516
Automotive – 0.8%
Aptiv PLC (a)		12,040	$ 728,179
Compagnie Generale des Etablissements Michelin		23,228	762,725
Lear Corp.		5,524	523,123
LKQ Corp. (f)		17,317	636,400
			$2,650,427
Broadcasting – 0.4%
Omnicom Group, Inc. (f)		16,129	$ 1,387,739
Brokerage & Asset Managers – 1.0%
Cboe Global Markets, Inc.		1,290	$ 252,066
Charles Schwab Corp. (f)		30,224	2,236,878
CME Group, Inc.		3,046	707,372
Euronext N.V.		1,241	139,092

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Brokerage & Asset Managers – continued
IG Group Holdings PLC	7,129	$ 88,165
		$3,423,573
Business Services – 1.2%
Accenture PLC, “A”	2,014	$ 708,505
Fidelity National Information Services, Inc.	4,975	401,831
Fiserv, Inc. (a)(f)	4,742	974,102
Secom Co. Ltd.	21,500	726,264
Sodexo	11,386	938,227
Tata Consultancy Services Ltd.	1,598	76,223
Verisk Analytics, Inc., “A”	640	176,275
		$4,001,427
Cable TV – 0.4%
Comcast Corp., “A” (f)	33,008	$ 1,238,790
Chemicals – 0.3%
Nutrien Ltd.	5,808	$ 259,884
PPG Industries, Inc.	6,235	744,771
		$1,004,655
Computer Software – 0.6%
Dun & Bradstreet Holdings, Inc.	59,911	$ 746,491
Microsoft Corp. (f)	2,795	1,178,093
		$1,924,584
Computer Software - Systems – 1.6%
Amadeus IT Group S.A.	8,645	$ 608,152
Cap Gemini S.A.	6,537	1,066,357
Fujitsu Ltd.	39,800	699,082
Hitachi Ltd.	28,600	702,948
Hon Hai Precision Industry Co. Ltd.	141,000	791,349
NEC Corp.	6,900	592,757
Samsung Electronics Co. Ltd.	31,678	1,144,768
		$5,605,413
Construction – 1.1%
Anhui Conch Cement Co. Ltd.	145,000	$ 371,151
Compagnie de Saint-Gobain S.A.	8,315	731,933
Heidelberg Materials AG	4,995	617,266
Masco Corp. (f)	18,917	1,372,807
Stanley Black & Decker, Inc.	3,247	260,702
Techtronic Industries Co. Ltd.	39,500	521,299
		$3,875,158
Consumer Products – 1.2%
Colgate-Palmolive Co. (f)	12,658	$ 1,150,739
Kenvue, Inc. (f)	66,189	1,413,135
Kimberly-Clark Corp. (f)	8,672	1,136,379
Reckitt Benckiser Group PLC	9,037	546,777
		$4,247,030

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 1.1%
Johnson Controls International PLC	18,249	$ 1,440,394
Legrand S.A.	4,575	442,749
Mitsubishi Electric Corp.	44,900	761,004
Schneider Electric SE	4,512	1,115,352
		$3,759,499
Electronics – 0.8%
Intel Corp.	21,859	$ 438,273
Kyocera Corp.	49,900	494,631
Lam Research Corp.	4,375	316,006
MediaTek, Inc.	3,000	129,482
NVIDIA Corp.	2,496	335,188
NXP Semiconductors N.V.	4,778	993,107
Taiwan Semiconductor Manufacturing Co. Ltd.	6,000	196,739
		$2,903,426
Energy - Independent – 0.9%
ConocoPhillips (f)	11,446	$ 1,135,100
Hess Corp. (f)	8,740	1,162,507
Phillips 66 (f)	7,105	809,473
		$3,107,080
Energy - Integrated – 1.4%
Aker BP ASA	2,650	$ 51,611
Cenovus Energy, Inc.	5,311	80,508
Eni S.p.A.	85,062	1,153,379
Exxon Mobil Corp. (f)	6,511	700,388
PetroChina Co. Ltd.	740,000	582,156
Petroleo Brasileiro S.A., ADR	13,793	177,378
Suncor Energy, Inc.	31,788	1,134,677
TotalEnergies SE	19,504	1,083,816
		$4,963,913
Engineering - Construction – 0.1%
Doosan Bobcat, Inc.	6,626	$ 186,691
Food & Beverages – 0.6%
Danone S.A.	6,351	$ 427,324
General Mills, Inc. (f)	15,470	986,522
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	25,100	103,780
Nomad Foods Ltd.	5,685	95,394
PepsiCo, Inc.	2,107	320,390
WH Group Ltd.	109,000	84,347
		$2,017,757
Food & Drug Stores – 0.5%
Tesco PLC	381,077	$ 1,754,122
Gaming & Lodging – 0.1%
Aristocrat Leisure Ltd.	4,302	$ 182,024
Health Maintenance Organizations – 0.5%
Cigna Group (f)	6,372	$ 1,759,564

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 2.0%
Aon PLC (s)	4,504	$ 1,617,657
China Pacific Insurance Co. Ltd.	31,400	101,882
Chubb Ltd.	4,346	1,200,800
Corebridge Financial, Inc.	22,412	670,791
DB Insurance Co. Ltd.	2,792	193,274
Hartford Financial Services Group, Inc.	3,054	334,107
Manulife Financial Corp.	31,166	957,453
MetLife, Inc.	6,268	513,224
Samsung Fire & Marine Insurance Co. Ltd.	846	206,019
Travelers Cos., Inc.	574	138,271
Willis Towers Watson PLC	3,495	1,094,774
		$7,028,252
Internet – 0.2%
Alphabet, Inc., “A” (f)	3,361	$ 636,237
Leisure & Toys – 0.1%
Electronic Arts, Inc.	1,445	$ 211,404
Hasbro, Inc.	2,974	166,276
		$377,680
Machinery & Tools – 0.6%
Eaton Corp. PLC	1,369	$ 454,330
Finning International, Inc.	3,213	85,139
GEA Group AG	1,684	83,416
Kubota Corp.	28,700	331,652
Regal Rexnord Corp.	3,438	533,337
Toyota Industries Corp.	8,900	716,065
		$2,203,939
Major Banks – 3.8%
ABN AMRO Group N.V., GDR	41,430	$ 639,008
Bank of America Corp. (s)	34,208	1,503,441
BNP Paribas S.A.	15,748	964,464
DBS Group Holdings Ltd.	29,650	949,217
Erste Group Bank AG	3,615	223,403
Goldman Sachs Group, Inc. (s)	2,811	1,609,635
JPMorgan Chase & Co. (f)	4,770	1,143,417
Mitsubishi UFJ Financial Group, Inc.	109,900	1,289,367
NatWest Group PLC	402,847	2,027,887
PNC Financial Services Group, Inc.	1,220	235,277
UBS Group AG	74,160	2,265,943
Wells Fargo & Co.	3,400	238,816
		$13,089,875
Medical & Health Technology & Services – 0.2%
ICON PLC (a)	1,915	$ 401,594
McKesson Corp.	592	337,387
		$738,981
Medical Equipment – 1.0%
Becton, Dickinson and Co.	6,450	$ 1,463,311
Medtronic PLC	23,237	1,856,172
		$3,319,483

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 0.7%
Fortescue Ltd.	13,943	$ 157,498
Glencore PLC	123,794	544,306
Rio Tinto PLC	15,351	903,615
Toyota Tsusho Corp.	24,900	439,399
Vale S.A.	35,300	311,697
		$2,356,515
Network & Telecom – 0.2%
Qualcomm, Inc.	4,055	$ 622,929
Other Banks & Diversified Financials – 1.2%
American Express Co.	566	$ 167,983
China Construction Bank Corp.	952,000	794,288
Julius Baer Group Ltd.	10,411	672,921
KB Financial Group, Inc.	3,646	206,783
M&T Bank Corp.	1,366	256,822
Northern Trust Corp. (f)	17,727	1,817,017
Popular, Inc.	1,262	118,704
Sberbank of Russia PJSC (a)(u)	137,348	0
Truist Financial Corp.	5,904	256,116
		$4,290,634
Pharmaceuticals – 2.6%
AbbVie, Inc. (f)	6,644	$ 1,180,638
Bayer AG	7,892	157,890
Johnson & Johnson (f)	14,217	2,056,063
Organon & Co.	31,923	476,291
Pfizer, Inc. (f)	79,202	2,101,229
Roche Holding AG	7,964	2,242,082
Sanofi	6,946	671,705
		$8,885,898
Printing & Publishing – 0.2%
Informa PLC	51,936	$ 517,284
Wolters Kluwer N.V.	782	129,705
		$646,989
Railroad & Shipping – 0.2%
Union Pacific Corp.	3,577	$ 815,699
Real Estate – 0.1%
W.P. Carey, Inc., REIT	4,893	$ 266,571
Real Estate - Office – 0.1%
Highwoods Properties, Inc., REIT	9,590	$ 293,262
Restaurants – 0.2%
Aramark	14,569	$ 543,570
Texas Roadhouse, Inc.	926	167,078
		$710,648

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 0.2%
Akzo Nobel N.V.	4,817	$ 289,202
Axalta Coating Systems Ltd. (a)	9,443	323,140
		$612,342
Specialty Stores – 0.4%
Home Depot, Inc.	1,208	$ 469,900
NEXT PLC	2,057	244,588
Ross Stores, Inc.	1,358	205,425
Target Corp.	3,389	458,125
		$1,378,038
Telecommunications - Wireless – 0.6%
KDDI Corp.	35,700	$ 1,137,891
T-Mobile USA, Inc. (f)	3,554	784,474
		$1,922,365
Telephone Services – 0.2%
Hellenic Telecommunications Organization S.A.	18,182	$ 280,247
Koninklijke KPN N.V.	72,921	265,506
Quebecor, Inc., “B”	11,111	243,485
		$789,238
Tobacco – 0.9%
Altria Group, Inc.	9,135	$ 477,669
British American Tobacco PLC	35,818	1,298,827
Philip Morris International, Inc. (f)	9,572	1,151,990
		$2,928,486
Trucking – 0.0%
C.H. Robinson Worldwide, Inc.	793	$ 81,933
Utilities - Electric Power – 1.6%
CLP Holdings Ltd.	14,500	$ 121,912
Duke Energy Corp.	5,139	553,676
E.ON SE	52,333	609,582
Edison International (f)	9,951	794,488
Iberdrola S.A.	60,010	826,746
National Grid PLC	99,347	1,177,290
PG&E Corp. (f)	55,042	1,110,747
Xcel Energy, Inc.	1,942	131,124
		$5,325,565
Total Common Stocks (Identified Cost, $81,813,679)		$114,494,940
Preferred Stocks – 0.6%
Aerospace & Defense – 0.1%
Boeing Co.	6,821	$ 415,331
Consumer Products – 0.3%
Henkel AG & Co. KGaA	12,555	$ 1,101,532
Metals & Mining – 0.1%
Gerdau S.A.	66,568	$ 195,463

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Preferred Stocks – continued
Utilities - Electric Power – 0.1%
NextEra Energy, Inc.	7,898	$ 360,149
PG&E Corp.	1,503	74,834
		$434,983
Total Preferred Stocks (Identified Cost, $1,716,150)		$2,147,309
Convertible Bonds – 0.0%
Utilities - Electric Power – 0.0%
PG&E Corp., 4.25%, 12/01/2027 (Identified Cost, $97,000)	$97,000	$ 105,197
Mutual Funds (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $7,372,722)	7,372,075	$ 7,373,550
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.0%
Market Index Securities – 0.0%
Euro Stoxx 50 Index – March 2025 @ EUR 3,400	Put	Goldman Sachs International	$ 6,947,956	137	$ 7,379
S&P 500 Index – February 2025 @ $4,850	Put	Merrill Lynch International	23,526,520	40	30,120
S&P 500 Index – June 2025 @ $3,500	Put	Merrill Lynch International	5,293,467	9	10,170
S&P 500 Index – December 2025 @ $3,400	Put	Merrill Lynch International	5,293,467	9	21,240
S&P 500 Index – December 2025 @ $4,250	Put	Merrill Lynch International	5,293,467	9	45,450
Total Purchased Options (Premiums Paid, $1,045,742)					$114,359
Written Options (see table below) – (0.0)%
(Premiums Received, $222,591)					$(14,400)
Other Assets, Less Liabilities – 1.1%					3,636,071
Net Assets – 100.0%					$342,456,614
(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,373,550 and $331,461,393, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $45,722,024, representing 13.4% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CFRR	China Fixing Repo Rate

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Derivative Contracts at 12/31/24
Written Options
Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives
Market Index Securities
S&P 500 Index	Put	Merrill Lynch International	(40)	$(23,526,520)	$4,100	February – 2025	$(14,400)
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	1,333,411	AUD	2,030,792	HSBC Bank	1/17/2025	$76,432
USD	72,848	AUD	112,101	NatWest Markets PLC	1/17/2025	3,462
USD	449,348	AUD	666,684	State Street Corp.	1/17/2025	36,697
USD	256,552	BRL	1,591,646	Citibank N.A.	3/05/2025	1,803
USD	523,704	BRL	3,173,912	Goldman Sachs International	3/05/2025	15,708
USD	291,839	CAD	412,878	BNP Paribas S.A.	1/17/2025	4,454
USD	333,498	CAD	457,000	JPMorgan Chase Bank N.A.	1/17/2025	15,403
USD	1,372,065	CAD	1,910,000	Merrill Lynch International	2/21/2025	40,893
USD	4,022,862	CAD	5,470,412	State Street Corp.	1/17/2025	215,174
USD	4,087,026	CAD	5,736,830	State Street Corp.	2/21/2025	88,750
USD	202,675	CHF	172,255	HSBC Bank	1/17/2025	12,637
USD	65,182	CHF	59,024	JPMorgan Chase Bank N.A.	1/17/2025	65
USD	624,346	CHF	542,948	State Street Corp.	1/17/2025	25,348
USD	15,034,429	CHF	13,183,692	State Street Corp.	2/21/2025	432,724
USD	1,453,887	CNH	10,460,689	State Street Corp.	1/17/2025	28,205
USD	18,683,142	CNY	133,937,674	Barclays Bank PLC	2/21/2025	267,456
USD	551,682	CZK	13,022,102	Deutsche Bank AG	1/17/2025	16,289
USD	2,023,365	CZK	46,536,120	Merrill Lynch International	1/17/2025	110,071
USD	328,631	CZK	7,843,822	Morgan Stanley Capital Services LLC	2/21/2025	5,946
USD	469,246	DKK	3,297,301	State Street Corp.	2/21/2025	10,038
USD	612,082	EUR	579,115	Barclays Bank PLC	1/17/2025	11,871
USD	555,058	EUR	519,879	Citibank N.A.	1/17/2025	16,241
USD	4,770,856	EUR	4,461,624	HSBC Bank	1/17/2025	146,704
USD	15,037,853	EUR	13,780,539	JPMorgan Chase Bank N.A.	1/17/2025	755,311
USD	239,781	EUR	229,545	Merrill Lynch International	1/17/2025	1,874
USD	3,019,199	EUR	2,810,742	State Street Corp.	1/17/2025	106,067
USD	51,971,750	EUR	49,011,800	State Street Corp.	2/21/2025	1,098,707
USD	298,167	EUR	272,154	UBS AG	1/17/2025	16,099
USD	657,311	GBP	520,000	Citibank N.A.	1/17/2025	6,402
USD	1,040,253	GBP	807,263	HSBC Bank	1/17/2025	29,761
USD	432,644	GBP	337,536	JPMorgan Chase Bank N.A.	1/17/2025	10,133
USD	3,471,393	GBP	2,673,481	Merrill Lynch International	1/17/2025	124,868
USD	510,284	GBP	404,000	Merrill Lynch International	2/21/2025	4,711
USD	311,085	GBP	241,554	Morgan Stanley Capital Services LLC	1/17/2025	8,720
USD	780,097	GBP	599,901	State Street Corp.	1/17/2025	29,172
USD	811,113	IDR	12,966,131,000	Citibank N.A.	2/21/2025	6,941
USD	1,338,491	JPY	202,241,972	Barclays Bank PLC	1/17/2025	51,620
USD	136,602	JPY	20,386,008	Deutsche Bank AG	1/17/2025	6,885
USD	87,948	JPY	13,779,388	JPMorgan Chase Bank N.A.	1/17/2025	270
USD	32,123,207	JPY	4,916,039,490	Morgan Stanley Capital Services LLC	2/21/2025	713,011
USD	1,257,909	JPY	191,831,197	State Street Corp.	1/17/2025	37,283
USD	11,232,860	KRW	15,542,177,138	Citibank N.A.	2/03/2025	665,702

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	2,267,775	KRW	3,156,538,970	Citibank N.A.	2/21/2025	$120,097
USD	174,229	MXN	3,445,151	Barclays Bank PLC	1/17/2025	9,416
USD	572,939	MXN	11,854,487	Goldman Sachs International	2/21/2025	9,105
USD	174,156	MXN	3,445,151	HSBC Bank	1/17/2025	9,343
USD	1,652,328	NOK	18,212,745	Citibank N.A.	1/17/2025	52,438
USD	500,157	NZD	851,000	HSBC Bank	2/21/2025	23,850
USD	11,033,439	NZD	18,840,032	Morgan Stanley Capital Services LLC	2/21/2025	488,619
USD	379,150	PLN	1,555,778	State Street Corp.	2/21/2025	3,126
USD	181,301	RON	857,000	Goldman Sachs International	2/21/2025	3,355
USD	555,766	SEK	6,014,064	Deutsche Bank AG	1/17/2025	11,791
USD	9,370,755	SEK	102,838,000	Deutsche Bank AG	2/21/2025	51,105
USD	1,166,554	SEK	12,047,624	JPMorgan Chase Bank N.A.	1/17/2025	76,839
USD	1,578,204	SEK	16,296,493	State Street Corp.	1/17/2025	104,177
USD	41,297	SGD	56,058	Morgan Stanley Capital Services LLC	1/17/2025	224
USD	777,301	SGD	1,033,434	State Street Corp.	1/17/2025	20,115
USD	567,027	SGD	758,722	State Street Corp.	2/21/2025	10,336
USD	842,552	THB	28,638,183	Barclays Bank PLC	3/17/2025	7,481
USD	1,130,005	TWD	35,742,062	Barclays Bank PLC	1/17/2025	38,472
USD	791,104	ZAR	14,074,121	Citibank N.A.	1/17/2025	46,281
						$6,342,078
Liability Derivatives
AUD	1,162,542	USD	755,374	Barclays Bank PLC	1/17/2025	$(35,808)
AUD	784,557	USD	517,259	HSBC Bank	1/17/2025	(31,650)
AUD	1,148,000	USD	748,857	JPMorgan Chase Bank N.A.	2/21/2025	(38,264)
AUD	1,344,055	USD	905,898	State Street Corp.	1/17/2025	(73,983)
AUD	2,644,233	USD	1,710,718	State Street Corp.	2/21/2025	(73,983)
CAD	358,357	USD	256,787	Goldman Sachs International	1/17/2025	(7,352)
CAD	787,484	USD	570,730	HSBC Bank	1/17/2025	(22,601)
CAD	363,469	USD	256,899	Merrill Lynch International	1/17/2025	(3,905)
CAD	1,267,797	USD	917,840	State Street Corp.	1/17/2025	(35,388)
CAD	558,252	USD	404,666	UBS AG	1/17/2025	(16,094)
CHF	996,191	USD	1,173,219	Merrill Lynch International	1/17/2025	(74,187)
CHF	799,856	USD	918,878	State Street Corp.	1/17/2025	(36,451)
CHF	984,000	USD	1,123,750	State Street Corp.	2/21/2025	(33,913)
CLP	98,837,007	USD	105,623	Barclays Bank PLC	1/13/2025	(6,249)
CNH	79,796,089	USD	11,340,551	Merrill Lynch International	1/17/2025	(465,183)
COP	1,186,566,177	USD	279,557	Goldman Sachs International	1/15/2025	(10,674)
CZK	53,862,882	USD	2,320,512	JPMorgan Chase Bank N.A.	1/17/2025	(105,984)
DKK	3,499,358	USD	516,550	State Street Corp.	1/17/2025	(30,128)
EUR	613,804	USD	659,284	Barclays Bank PLC	1/17/2025	(23,120)
EUR	1,750,740	USD	1,892,902	Deutsche Bank AG	1/17/2025	(78,385)
EUR	5,260,128	USD	5,572,180	HSBC Bank	1/17/2025	(120,434)
EUR	646,617	USD	695,671	JPMorgan Chase Bank N.A.	1/17/2025	(25,499)
EUR	1,851,000	USD	1,955,574	JPMorgan Chase Bank N.A.	2/21/2025	(34,281)
EUR	1,662,565	USD	1,782,788	Merrill Lynch International	1/17/2025	(59,658)
EUR	484,289	USD	513,873	NatWest Markets PLC	1/17/2025	(11,942)
EUR	2,599,002	USD	2,792,487	State Street Corp.	1/17/2025	(98,809)
EUR	2,204,489	USD	2,330,191	UBS AG	1/17/2025	(45,398)
GBP	3,901,654	USD	4,924,666	Barclays Bank PLC	2/21/2025	(42,065)
GBP	314,179	USD	410,561	HSBC Bank	1/17/2025	(17,287)
GBP	179,861	USD	227,476	Merrill Lynch International	1/17/2025	(2,336)
GBP	5,135,189	USD	6,670,246	State Street Corp.	1/17/2025	(242,280)
GBP	222,008	USD	282,166	UBS AG	1/17/2025	(4,267)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
HUF	69,290,843	USD	189,491	HSBC Bank	1/17/2025	$(15,162)
IDR	15,299,629,448	USD	969,159	Citibank N.A.	2/03/2025	(19,579)
INR	1,733,712	USD	20,366	Goldman Sachs International	3/10/2025	(237)
JPY	17,278,069	USD	112,918	Citibank N.A.	1/17/2025	(2,977)
JPY	539,350,000	USD	3,530,161	HSBC Bank	2/21/2025	(84,076)
JPY	1,062,747,015	USD	7,272,255	JPMorgan Chase Bank N.A.	1/17/2025	(509,967)
KRW	295,260,000	USD	210,198	Morgan Stanley Capital Services LLC	2/03/2025	(9,450)
MXN	19,460,608	USD	969,697	State Street Corp.	1/17/2025	(38,720)
MYR	3,884,204	USD	883,778	Barclays Bank PLC	3/10/2025	(13,035)
NOK	8,927,000	USD	807,922	Merrill Lynch International	2/21/2025	(23,803)
NOK	40,616,995	USD	3,771,939	State Street Corp.	1/17/2025	(203,959)
NOK	140,088,623	USD	12,643,460	State Street Corp.	2/21/2025	(338,528)
NZD	1,913,462	USD	1,144,557	Barclays Bank PLC	1/17/2025	(73,912)
NZD	617,947	USD	378,823	JPMorgan Chase Bank N.A.	1/17/2025	(33,062)
PEN	549,565	USD	146,278	Goldman Sachs International	1/24/2025	(129)
PLN	1,990,321	USD	503,649	HSBC Bank	1/17/2025	(21,972)
SEK	4,908,119	USD	448,233	Deutsche Bank AG	1/17/2025	(4,290)
SEK	100,471,497	USD	9,199,544	HSBC Bank	2/21/2025	(94,357)
SEK	17,916,287	USD	1,660,135	JPMorgan Chase Bank N.A.	1/17/2025	(39,597)
SEK	557,113	USD	53,960	State Street Corp.	1/17/2025	(3,569)
SGD	1,659,182	USD	1,279,657	State Street Corp.	1/17/2025	(63,990)
THB	54,141,769	USD	1,598,470	JPMorgan Chase Bank N.A.	4/23/2025	(17,263)
USD	87,834	CAD	126,244	Citibank N.A.	1/17/2025	(39)
USD	82,567	CAD	118,982	HSBC Bank	1/17/2025	(250)
USD	255,874	COP	1,149,784,960	Citibank N.A.	2/21/2025	(3,366)
USD	354,489	ILS	1,321,342	Goldman Sachs International	2/24/2025	(9,449)
						$(3,532,296)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
CAC 40 Index	Short	EUR	59	$4,513,047	January – 2025	$82,093
FTSE 100 Index	Short	GBP	7	716,881	March – 2025	13,677
FTSE Taiwan Index	Long	USD	90	6,890,400	January – 2025	76,979
FTSE/JSE Top 40 Index	Short	ZAR	236	9,545,174	March – 2025	466,800
Hang Seng Index	Long	HKD	43	5,560,576	January – 2025	80,390
KOSPI 200 Index	Long	KRW	37	2,003,753	March – 2025	5,031
Mini Ibovespa	Short	BRL	1,111	4,371,273	February – 2025	178,098
NSE IFSC NIFTY 50 Index	Short	USD	88	4,183,432	January – 2025	70,584
Russell 2000 Index	Short	USD	61	6,861,890	March – 2025	431,082
S&P 500 Index	Short	USD	22	6,529,325	March – 2025	213,171
S&P/ASX 200 Index	Short	AUD	68	8,573,450	March – 2025	140,828
						$1,758,733
Interest Rate Futures
Canadian Treasury Bond 5 yr	Long	CAD	32	$2,521,576	March – 2025	$19,222
Euro-Bund 10 yr	Short	EUR	191	26,400,743	March – 2025	659,793
Euro-Schatz 2 yr	Short	EUR	48	5,319,378	March – 2025	17,549
U.S. Treasury Note 10 yr	Short	USD	237	25,773,750	March – 2025	208,366

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Interest Rate Futures - continued
U.S. Treasury Note 2 yr	Long	USD	125	$25,701,172	March – 2025	$5,259
U.S. Treasury Ultra Note 10 yr	Short	USD	54	6,010,875	March – 2025	141,126
						$1,051,315
						$2,810,048
Liability Derivatives
Equity Futures
BIST 30 Index	Long	TRY	2,321	$7,403,000	February – 2025	$(37,036)
DAX Index	Long	EUR	16	8,308,343	March – 2025	(204,110)
FTSE MIB Index	Long	EUR	18	3,197,668	March – 2025	(61,963)
IBEX 35 Index	Long	EUR	82	9,841,621	January – 2025	(181,086)
Mexbol Index	Long	MXN	337	8,109,916	March – 2025	(353,253)
OMX 30 Index	Long	SEK	292	6,553,198	January – 2025	(189,883)
S&P/TSX 60 Index	Long	CAD	45	9,298,341	March – 2025	(274,923)
Topix Index	Short	JPY	35	6,198,322	March – 2025	(51,133)
						$(1,353,387)
Interest Rate Futures
Australian Bond 10 yr	Long	AUD	229	$15,998,902	March – 2025	$(253,989)
Canadian Treasury Bond 10 yr	Short	CAD	31	2,644,203	March – 2025	(38,319)
Euro-Bobl 5 yr	Long	EUR	120	14,650,230	March – 2025	(171,685)
Euro-Buxl 30 yr	Long	EUR	1	137,436	March – 2025	(9,033)
Japan Government Bond 10 yr	Long	JPY	2	1,803,680	March – 2025	(4,849)
Long Gilt 10 yr	Long	GBP	105	12,147,246	March – 2025	(263,717)
U.S. Treasury Bond 30 yr	Long	USD	24	2,732,250	March – 2025	(56,276)
U.S. Treasury Note 5 yr	Long	USD	70	7,441,328	March – 2025	(44,716)
						$(842,584)
						$(2,195,971)
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
11/18/29	CNY	33,500,000	centrally cleared	1.6445% / Quarterly	CFRR / Quarterly	$52,597	$—	$52,597
12/13/29	CNY	20,400,000	centrally cleared	1.49% / Quarterly	CFRR / Quarterly	11,264	38	11,302
3/21/35	USD	26,300,000	centrally cleared	Daily SOFR / Annually	3.893% / Annually	374,196	(4,672)	369,524
3/17/55	USD	11,800,000	centrally cleared	Daily SOFR / Annually	3.765% / Annually	325,569	(7,747)	317,822
						$763,626	$(12,381)	$751,245
Liability Derivatives
Interest Rate Swaps
3/17/27	USD	113,700,000	centrally cleared	3.97% / Annually	Daily SOFR / Annually	$(157,616)	$(152)	$(157,768)
3/20/30	USD	47,400,000	centrally cleared	3.878% / Annually	Daily SOFR / Annually	(311,079)	(5,776)	(316,855)
						$(468,695)	$(5,928)	$(474,623)

MFS Global Tactical Allocation Portfolio
Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
12/20/29	EUR	400,000	Goldman Sachs International	1.00% / Quarterly	(1)	$(753)	$(39,156)	$(39,909)
(1) Fund, as protection seller, to pay notional amount upon a defined credit event by SES S.A., 0.875%, 11/04/27, a BBB rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating(after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.
At December 31, 2024, the fund had cash collateral of $1,199,237 and other liquid securities with an aggregate value of $22,929,311 to cover any collateral or margin obligations for certain derivative contracts.  Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $308,674,256)	$331,461,393
Investments in affiliated issuers, at value (identified cost, $7,372,722)	7,373,550
Cash	5,195
Foreign currency, at value (identified cost, $5,927)	5,925
Restricted cash for
Forward foreign currency exchange contracts	250,000
Deposits with brokers for
Futures contracts	948,881
Exchange-traded options	356
Receivables for
Forward foreign currency exchange contracts	6,342,078
Net daily variation margin on open futures contracts	347,522
Investments sold	94,999
Interest and dividends	2,434,342
Receivable from investment adviser	11,680
Other assets	1,587
Total assets	$349,277,508
Liabilities
Payables for
Net daily variation margin on open cleared swap agreements	$2,635
Forward foreign currency exchange contracts	3,532,296
Investments purchased	780,000
TBA purchase commitments	1,930,553
Fund shares reacquired	354,527
Written options (premiums received, $222,591)	14,400
Uncleared swaps, at value (net of unamortized premiums received, $39,156)	39,909
Payable to affiliates
Administrative services fee	328
Shareholder servicing costs	8
Distribution and/or service fees	4,311
Payable for independent Trustees' compensation	49
Accrued expenses and other liabilities	161,878
Total liabilities	$6,820,894
Net assets	$342,456,614
Net assets consist of
Paid-in capital	$283,587,057
Total distributable earnings (loss)	58,869,557
Net assets	$342,456,614
Shares of beneficial interest outstanding	24,734,919
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$26,921,915	1,905,752	$14.13
Service Class	315,534,699	22,829,167	13.82
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Interest	$10,717,349
Dividends from unaffiliated issuers	4,042,610
Dividends from affiliated issuers	619,562
Income on securities loaned	3,308
Other	939
Foreign taxes withheld	(257,168)
Total investment income	$15,126,600
Expenses
Management fee	$2,708,069
Distribution and/or service fees	845,476
Shareholder servicing costs	1,434
Administrative services fee	62,831
Independent Trustees' compensation	7,877
Custodian fee	116,596
Shareholder communications	21,855
Audit and tax fees	108,849
Legal fees	2,613
Miscellaneous	179,151
Total expenses	$4,054,751
Reduction of expenses by investment adviser	(329,041)
Net expenses	$3,725,710
Net investment income (loss)	$11,400,890
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $239 foreign capital gains tax)	$17,826,509
Affiliated issuers	(2,851)
Written options	69,812
Futures contracts	758,175
Swap agreements	(733,782)
Forward foreign currency exchange contracts	1,448,676
Foreign currency	1,328,361
Net realized gain (loss)	$20,694,900
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(20,635,805)
Affiliated issuers	(1,233)
Written options	208,191
Futures contracts	1,978,619
Swap agreements	(36,576)
Forward foreign currency exchange contracts	4,187,486
Translation of assets and liabilities in foreign currencies	(80,182)
Net unrealized gain (loss)	$(14,379,500)
Net realized and unrealized gain (loss)	$6,315,400
Change in net assets from operations	$17,716,290
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$11,400,890	$11,403,656
Net realized gain (loss)	20,694,900	(6,256,337)
Net unrealized gain (loss)	(14,379,500)	29,579,476
Change in net assets from operations	$17,716,290	$34,726,795
Total distributions to shareholders	$(3,880,033)	$(15,485,776)
Change in net assets from fund share transactions	$(56,054,153)	$(45,353,806)
Total change in net assets	$(42,217,896)	$(26,112,787)
Net assets
At beginning of period	384,674,510	410,787,297
At end of period	$342,456,614	$384,674,510
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$13.63	$12.98	$15.35	$15.79	$15.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.41	$0.28	$0.25	$0.22
Net realized and unrealized gain (loss)	0.21	0.80	(1.40)	0.19	0.71
Total from investment operations	$0.68	$1.21	$(1.12)	$0.44	$0.93
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.06)	$(0.31)	$(0.16)	$(0.28)
From net realized gain	(0.07)	(0.50)	(0.94)	(0.72)	(0.72)
Total distributions declared to shareholders	$(0.18)	$(0.56)	$(1.25)	$(0.88)	$(1.00)
Net asset value, end of period (x)	$14.13	$13.63	$12.98	$15.35	$15.79
Total return (%) (k)(r)(s)(x)	5.00	9.63	(7.20)	2.79	6.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.87	0.89	0.84	0.82	0.83
Expenses after expense reductions	0.78	0.83	0.77	0.78	0.82
Net investment income (loss)	3.33	3.12	2.01	1.59	1.45
Portfolio turnover rate	97	101	90	132	120
Net assets at end of period (000 omitted)	$26,922	$32,096	$32,846	$39,123	$43,513
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	N/A	0.76	N/A	N/A	N/A

See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$13.34	$12.71	$15.05	$15.49	$15.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.37	$0.24	$0.21	$0.18
Net realized and unrealized gain (loss)	0.20	0.78	(1.37)	0.19	0.70
Total from investment operations	$0.62	$1.15	$(1.13)	$0.40	$0.88
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.02)	$(0.27)	$(0.12)	$(0.24)
From net realized gain	(0.07)	(0.50)	(0.94)	(0.72)	(0.72)
Total distributions declared to shareholders	$(0.14)	$(0.52)	$(1.21)	$(0.84)	$(0.96)
Net asset value, end of period (x)	$13.82	$13.34	$12.71	$15.05	$15.49
Total return (%) (k)(r)(s)(x)	4.68	9.35	(7.44)	2.58	5.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.12	1.14	1.09	1.07	1.08
Expenses after expense reductions	1.03	1.08	1.02	1.03	1.07
Net investment income (loss)	3.08	2.87	1.75	1.34	1.19
Portfolio turnover rate	97	101	90	132	120
Net assets at end of period (000 omitted)	$315,535	$352,578	$377,941	$483,621	$530,703
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	N/A	1.01	N/A	N/A	N/A
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Tactical Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust).  The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a

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maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, swap agreements, and written options. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:

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Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$65,675,706	$45,450	$—	$65,721,156
United Kingdom	3,757,900	6,283,609	—	10,041,509
France	938,227	7,657,274	—	8,595,501
Japan	1,289,367	6,936,511	—	8,225,878
Switzerland	5,841,462	—	—	5,841,462
Canada	2,761,146	—	—	2,761,146
Germany	2,569,686	7,379	—	2,577,065
China	1,953,257	—	—	1,953,257
South Korea	1,350,787	586,748	—	1,937,535
Other Countries	7,849,851	1,252,248	0	9,102,099
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	4,002,209	—	4,002,209
Non - U.S. Sovereign Debt	—	90,502,259	—	90,502,259
Municipal Bonds	—	2,316,367	—	2,316,367
U.S. Corporate Bonds	—	34,363,991	—	34,363,991
Residential Mortgage-Backed Securities	—	27,845,835	—	27,845,835
Commercial Mortgage-Backed Securities	—	8,507,266	—	8,507,266
Asset-Backed Securities (including CDOs)	—	10,319,894	—	10,319,894
Foreign Bonds	—	36,846,964	—	36,846,964
Investment Companies	7,373,550	—	—	7,373,550
Total	$101,360,939	$237,474,004	$0	$338,834,943
Other Financial Instruments
Futures Contracts – Assets	$2,242,447	$567,601	$—	$2,810,048
Futures Contracts – Liabilities	(1,926,716)	(269,255)	—	(2,195,971)
Forward Foreign Currency Exchange Contracts – Assets	—	6,342,078	—	6,342,078
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,532,296)	—	(3,532,296)
Swap Agreements – Assets	—	751,245	—	751,245
Swap Agreements – Liabilities	—	(514,532)	—	(514,532)
Written Options - Liabilities	(14,400)	—	—	(14,400)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/23	$0
Realized gain (loss)	(39,851)
Change in unrealized appreciation or depreciation	64,721
Sales	(24,870)
Balance as of 12/31/24	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at December 31, 2024 is $0.  At December 31, 2024, the fund held one level 3 security.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury.  The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index.  These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount.  The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater.  Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign

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exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Written Option Contracts	$—	$(14,400)
Equity	Purchased Option Contracts	114,359	—
Equity	Futures Contracts	1,758,733	(1,353,387)
Interest Rate	Futures Contracts	1,051,315	(842,584)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	6,342,078	(3,532,296)
Interest Rate	Cleared Swap Agreements	751,245	(474,623)
Credit	Uncleared Swap Agreements	—	(39,909)
Total		$10,017,730	$(6,257,199)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$1,624,611	$(857,585)	$—	$—	$—
Foreign Exchange	—	—	1,448,676	—	—
Equity	(866,436)	—	—	(155,222)	—
Credit	—	123,803	—	(229,254)	69,812
Total	$758,175	$(733,782)	$1,448,676	$(384,476)	$69,812
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:

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Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$114,272	$(12,182)	$—	$—	$—
Foreign Exchange	—	—	4,187,486	—	—
Equity	1,864,347	—	—	(727,670)	208,191
Credit	—	(24,394)	—	(157,261)	—
Total	$1,978,619	$(36,576)	$4,187,486	$(884,931)	$208,191
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of December 31, 2024:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$347,522	$—
Uncleared Swaps, at value	—	(39,909)
Cleared Swap Agreements (a)	—	(2,635)
Forward Foreign Currency Exchange Contracts	6,342,078	(3,532,296)
Purchased Options (a)	114,359	—
Written Options	—	(14,400)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$6,803,959	$(3,589,240)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	3,018,709	(1,776,226)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$3,785,250	$(1,813,014)
(a) The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swap agreements.  This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.

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The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2024:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$386,316	$(194,189)	$—	$—	$192,127
BNP Paribas S.A.	4,454	—	—	—	4,454
Citibank N.A.	915,905	(25,961)	(732,134)	—	157,810
Deutsche Bank AG	86,070	(82,675)	—	—	3,395
Goldman Sachs International	35,547	(35,547)	—	—	—
JPMorgan Chase Bank N.A.	858,021	(803,917)	—	—	54,104
Merrill Lynch International	282,417	(282,417)	—	—	—
Morgan Stanley Capital Services LLC	1,216,520	(9,450)	(1,050,599)	—	156,471
Total	$3,785,250	$(1,434,156)	$(1,782,733)	—	$568,361
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2024:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(194,189)	$194,189	$—	$—	$—
Citibank N.A.	(25,961)	25,961	—	—	—
Deutsche Bank AG	(82,675)	82,675	—	—	—
Goldman Sachs International	(67,750)	35,547	—	—	(32,203)
JPMorgan Chase Bank N.A.	(803,917)	803,917	—	—	—
Merrill Lynch International	(629,072)	282,417	—	250,000	(96,655)
Morgan Stanley Capital Services LLC	(9,450)	9,450	—	—	—
Total	$(1,813,014)	$1,434,156	$—	$250,000	$(128,858)
(b) The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase.  At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

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The premium received is initially recorded as a liability in the Statement of Assets and Liabilities.  The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation.  When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option.  For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it.  The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.  Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction.  Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker.  For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against

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declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap’s reference obligation may be either a single security or a basket of securities issued by corporate or sovereign issuers. At the inception of the agreement, the protection buyer may make an upfront payment to or receive an upfront payment from the protection seller. Over the term of the agreement, the protection buyer will make a series of periodic payments to the protection seller based on a fixed percentage applied to the agreement’s notional amount in exchange for a promise from the protection seller to make a specific payment should a defined credit event occur with respect to the reference obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event occurs, the protection buyer will either (i) receive from the protection seller an amount equal to the agreement’s notional amount and deliver the reference obligation (i.e., physical settlement) or (ii) receive from the protection seller a net settlement of cash equal to the

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Notes to Financial Statements  - continued
agreement’s notional amount less the recovery value of the reference obligation. Upon determination of the final price for the reference obligation (or upon delivery of the reference obligation in the case of physical settlement), the difference between the recovery value of the reference obligation and the agreement’s notional amount is recorded as realized gain or loss on swap agreements in the  Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.  The aggregate fair value of credit default swap agreements in a net liability position as of December 31, 2024 is disclosed in the footnotes to the Portfolio of Investments.  The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount.  The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation.  If a defined credit event had occurred as of December 31, 2024, the swap agreement's credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund, in order to settle these swap agreements, would have been required to either (1) pay the swap agreement’s notional value of EUR 400,000 less the value of the agreements’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal amount, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$3,880,033	$665,764
Long-term capital gains	—	14,820,012
Total distributions	$3,880,033	$15,485,776
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$320,727,663
Gross appreciation	38,915,895
Gross depreciation	(17,162,443)
Net unrealized appreciation (depreciation)	$21,753,452
Undistributed ordinary income	25,272,372
Undistributed long-term capital gain	11,952,007
Other temporary differences	(108,274)
Total distributable earnings (loss)	$58,869,557
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$373,232	$1,322,375
Service Class	3,506,801	14,163,401
Total	$3,880,033	$15,485,776
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $300 million	0.75%
In excess of $300 million and up to $2.5 billion	0.675%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $48,621, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.72% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest expenses on cash collateral held at brokers), such that total annual operating expenses do not exceed 0.76% of average daily net assets for the Initial Class shares and 1.01% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $280,420, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $1,187, which equated to 0.0003% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $247.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0171% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2024, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $14,196 and $114,850, respectively. The sales transactions resulted in net realized gains (losses) of $(21,138).
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$89,510,954	$91,579,062
Non-U.S. Government securities	252,789,410	292,861,690

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	55,209	$780,365	43,766	$574,342
Service Class	410,517	5,677,373	387,151	5,076,133
	465,726	$6,457,738	430,917	$5,650,475
Shares issued to shareholders in reinvestment of distributions
Initial Class	26,100	$373,232	103,634	$1,322,375
Service Class	250,486	3,506,801	1,133,072	14,163,401
	276,586	$3,880,033	1,236,706	$15,485,776
Shares reacquired
Initial Class	(530,651)	$(7,485,591)	(322,230)	$(4,241,838)
Service Class	(4,270,750)	(58,906,333)	(4,817,962)	(62,248,219)
	(4,801,401)	$(66,391,924)	(5,140,192)	$(66,490,057)
Net change
Initial Class	(449,342)	$(6,331,994)	(174,830)	$(2,345,121)
Service Class	(3,609,747)	(49,722,159)	(3,297,739)	(43,008,685)
	(4,059,089)	$(56,054,153)	(3,472,569)	$(45,353,806)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $1,737 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$10,846,612	$195,110,800	$198,579,778	$(2,851)	$(1,233)	$7,373,550
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$619,562	$—

MFS Global Tactical Allocation Portfolio
Notes to Financial Statements  - continued
(8)  Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.

MFS Global Tactical Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Global Tactical Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Tactical Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Global Tactical Allocation Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A.Williams	4,052,781,803.822	158,252,462.300

MFS Global Tactical Allocation Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
For corporate shareholders, 41.81% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Global Tactical Allocation Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Global Tactical Allocation Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Global Tactical Allocation Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Global Tactical Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context

MFS Global Tactical Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $300 million and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.

MFS Government Securities Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Government Securities Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 91.3%
Asset-Backed & Securitized – 7.9%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.006%, 11/15/2054 (i)	$3,540,804	$ 148,151
ACREC 2021-FL1 Ltd., “AS”, FLR, 5.989% ((SOFR - 1mo. + 0.11448%) + 1.5%), 10/16/2036 (n)	1,293,000	1,287,389
ACREC 2023-FL2 LLC, “A”, FLR, 6.627% (SOFR - 1mo. + 2.23%), 2/19/2038 (n)	729,428	731,456
American Credit Acceptance Receivables Trust, 2024-2, “A”, 5.9%, 2/12/2027 (n)	278,903	279,891
AmeriCredit Automobile Receivables Trust, 2024-1, “A”, 5.61%, 1/12/2027 (n)	92,975	93,071
AmeriCredit Automobile Receivables Trust, 2024-1, “A2-B”, FLR, 5.398% (SOFR - 1mo. + 0.6%), 2/18/2028	835,604	836,409
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.011% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)	671,500	666,280
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 5.911% ((SOFR - 1mo. + 0.11448%) + 1.4%), 8/15/2034 (n)	1,107,000	1,101,648
AREIT 2022-CRE6 Trust, “AS”, FLR, 6.25% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	1,405,000	1,404,087
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	200,914	203,064
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.213%, 7/15/2054 (i)	3,440,661	195,543
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.588%, 2/15/2054 (i)	2,331,304	169,625
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.458%, 12/15/2055 (i)	3,484,077	121,640
BDS Ltd., 2024-FL13, “A”, FLR, 5.942% (SOFR - 1mo. + 1.5762%), 9/19/2039 (n)	220,000	220,544
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.259%, 2/15/2054 (i)	7,546,645	394,656
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.138%, 3/15/2054 (i)	4,480,741	206,975
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.882%, 6/15/2054 (i)	6,463,850	244,181
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.251%, 7/15/2054 (i)	5,740,375	318,315
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.261%, 8/15/2054 (i)	6,683,884	384,905
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.022%, 9/15/2054 (i)	7,492,584	324,340
Bridgecrest Lending Auto Securitization Trust, 2024-2, “A2”, 5.78%, 2/16/2027	374,184	374,861
BSPDF 2021-FL1 Issuer Ltd., “A”, FLR, 5.711% ((SOFR - 1mo. + 0.11448%) + 1.2%), 10/15/2036 (n)	139,696	137,397
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 5.991% ((SOFR - 1mo. + 0.11448%) + 1.48%), 10/15/2036 (n)	777,500	763,514
Business Jet Securities LLC, 2024-1A, “A”, 6.197%, 5/15/2039 (n)	192,654	195,922
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.796% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	1,344,000	1,274,833
Chase Auto Owner Trust, 2024-5A, “A2”, 4.4%, 11/26/2027 (n)	192,184	191,944
Chesapeake Funding II LLC, 2023-2A, “A2”, FLR, 5.697% (SOFR - 30 day + 1.1%), 10/15/2035 (n)	415,805	418,168
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.845%, 12/15/2072 (i)(n)	4,045,575	139,891
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.287%, 2/15/2054 (i)	5,712,572	341,103
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.766%, 4/15/2054 (i)	3,284,996	113,139
Commercial Mortgage Pass-Through Certificates, 2024-CBM, “A2”, 5.867%, 12/10/2041 (n)	187,919	190,034
Dell Equipment Finance Trust, 2023-3, “A2”, 6.1%, 4/23/2029 (n)	116,927	117,298
DT Auto Owner Trust, 2023-2A, “A”, 5.88%, 4/15/2027 (n)	79,266	79,333
EQT Trust, 2024-EXTR, “B”, 5.655%, 7/05/2041 (n)	213,086	212,976
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	127,845	129,377
GLS Auto Select Receivables Trust, 2024-2A, “A-2”, 5.77%, 6/15/2027 (n)	546,531	548,631
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	40,378	40,442
LAD Auto Receivables Trust, 2023-1A, “A2”, 5.68%, 10/15/2026 (n)	13,225	13,231
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.262% ((SOFR - 1mo. + 0.11448%) + 1.75%), 7/15/2036 (n)	1,110,500	1,105,691
MF1 2021-FL5 Ltd., “AS”, FLR, 5.696% ((SOFR - 1mo. + 0.11448%) + 1.2%), 7/15/2036 (n)	664,500	662,154
MF1 2021-FL5 Ltd., “B”, FLR, 5.946% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/15/2036 (n)	836,500	828,424
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.804%, 12/15/2051 (i)	5,528,035	146,569
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.282%, 5/15/2054 (i)	2,853,305	154,283
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.174%, 6/15/2054 (i)	3,392,553	160,732
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.084%, 10/15/2054 (i)	13,257,537	619,728
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM1, “A-1”, 6.152%, 12/25/2068 (n)	238,486	240,081
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM3, “A-1”, 5.044%, 7/25/2069 (n)	295,784	293,016
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “A”, 6.18%, 8/25/2028 (n)	204,000	205,861
Navistar Financial Dealer Note Master Owner Trust, 2023-1, “B”, 6.48%, 8/25/2028 (n)	188,000	189,712
OBX Trust, 2024-NQM1, “A1”, 5.928%, 11/25/2063 (n)	259,937	261,247
OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)	82,844	83,200
PFS Financing Corp., 2023-C, “B”, 5.91%, 10/15/2028 (n)	177,000	178,909
GSSFS-ANN
1

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Provident Funding Mortgage Trust, 2024-1, “A3”, 5.5%, 12/25/2054 (n)	$436,731	$ 433,334
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 5.653% ((SOFR - 1mo. + 0.11448%) + 1.2%), 11/25/2036 (n)	262,602	261,816
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 5.953% ((SOFR - 1mo. + 0.11448%) + 1.5%), 11/25/2036 (n)	206,000	206,152
Santander Drive Auto Receivables Trust, 2024-1, “A2”, 5.71%, 2/16/2027	98,078	98,260
SBNA Auto Lease Trust, 2024-A, “A2”, 5.45%, 1/20/2026 (n)	188,938	189,242
Verus Securitization Trust, 2014-1, “A1”, 5.712%, 1/25/2069 (n)	696,865	697,711
Verus Securitization Trust, 2024-1, “A2”, 5.915%, 1/25/2069 (n)	194,726	194,848
Verus Securitization Trust, 2024-4, “A1”, 6.218%, 6/25/2069 (n)	366,626	369,399
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.931%, 1/15/2052 (i)(n)	3,141,288	91,729
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.496%, 8/15/2054 (i)	1,288,223	90,146
World Omni Select Auto Trust, 2023-A, “A2B”, FLR, 5.448% (SOFR - 30 day + 0.85%), 3/15/2027	89,183	89,242
		$22,465,750
Consumer Services – 0.2%
Conservation Fund, 3.474%, 12/15/2029	$563,000	$ 517,269
Industrial – 0.1%
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	$147,000	$ 143,751
Medical & Health Technology & Services – 0.1%
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	$246,000	$ 241,818
Mortgage-Backed – 57.7%
Fannie Mae, 4.5%, 5/01/2025 - 11/25/2042	$1,626,602	$ 1,584,552
Fannie Mae, 2.905%, 7/25/2027	713,004	685,961
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	6,067,851	5,703,209
Fannie Mae, 6.5%, 9/01/2031 - 10/01/2037	198,479	205,392
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	582,436	524,790
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	181,773	14,211
Fannie Mae, 3%, 2/25/2033 (i)	233,845	17,759
Fannie Mae, 5.5%, 10/01/2033 - 3/01/2038	2,175,193	2,202,040
Fannie Mae, 5%, 11/01/2033 - 11/01/2054	2,765,282	2,716,352
Fannie Mae, 6%, 8/01/2034 - 4/01/2054	637,192	646,303
Fannie Mae, 3.5%, 4/01/2038 - 6/25/2048	3,957,212	3,585,423
Fannie Mae, 4.983%, 10/25/2039 - 12/25/2045	396,201	388,924
Fannie Mae, 4%, 9/01/2040 - 2/01/2045	5,778,895	5,430,605
Fannie Mae, 5.033%, 3/25/2041	53,303	53,097
Fannie Mae, 5.183%, 7/25/2041 - 12/25/2049	461,524	453,538
Fannie Mae, 2.75%, 9/25/2042	193,968	184,273
Fannie Mae, 2%, 5/25/2044 - 6/01/2051	466,919	416,746
Fannie Mae, TBA, 5%, 1/15/2055	150,631	145,370
Fannie Mae, UMBS, 2%, 12/01/2036 - 4/01/2052	10,914,699	8,750,123
Fannie Mae, UMBS, 2.5%, 7/01/2037 - 5/01/2053	17,197,172	14,233,738
Fannie Mae, UMBS, 5%, 6/01/2038 - 10/01/2053	1,552,402	1,504,822
Fannie Mae, UMBS, 1.5%, 2/01/2042	58,493	46,196
Fannie Mae, UMBS, 3%, 5/01/2051 - 7/01/2052	3,406,892	2,919,430
Fannie Mae, UMBS, 4%, 8/01/2051	430,829	399,385
Fannie Mae, UMBS, 4.5%, 8/01/2052 - 9/01/2052	546,310	516,673
Fannie Mae, UMBS, 6%, 2/01/2053 - 10/01/2054	7,574,698	7,619,797
Fannie Mae, UMBS, 6.5%, 8/01/2053 - 7/01/2054	1,083,039	1,106,102
Fannie Mae, UMBS, 5.5%, 9/01/2054	2,036,659	2,010,510
Freddie Mac, 0.069%, 5/25/2025 (i)	80,622,772	25,419
Freddie Mac, 3.7%, 5/25/2025	407,390	405,353
Freddie Mac, 4%, 7/01/2025 - 1/15/2055	1,021,219	977,912
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	630,602	611,961
Freddie Mac, 2.57%, 7/25/2026	4,300,000	4,186,755
2

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 3.12%, 9/25/2026	$1,733,760	$ 1,693,564
Freddie Mac, 2.525%, 10/25/2026	291,560	281,902
Freddie Mac, 2.797%, 12/25/2026	197,206	194,173
Freddie Mac, 3.413%, 12/25/2026	2,300,000	2,251,094
Freddie Mac, 1.365%, 3/25/2027 (i)	1,030,000	27,409
Freddie Mac, 3.243%, 4/25/2027	1,379,961	1,339,790
Freddie Mac, 3.117%, 6/25/2027	1,900,000	1,837,494
Freddie Mac, 0.564%, 7/25/2027 (i)	28,346,183	342,107
Freddie Mac, 0.412%, 8/25/2027 (i)	23,165,269	222,060
Freddie Mac, 0.363%, 12/25/2027 (i)	186,145	1,754
Freddie Mac, 0.294%, 1/25/2028 (i)	39,143,002	331,670
Freddie Mac, 0.299%, 1/25/2028 (i)	16,388,771	140,788
Freddie Mac, 0.129%, 2/25/2028 (i)	47,071,528	199,277
Freddie Mac, 0.116%, 4/25/2028 (i)	30,959,158	134,685
Freddie Mac, 3.9%, 4/25/2028	255,290	249,428
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	6,916,873	6,187,244
Freddie Mac, 5.146%, 3/25/2029	724,971	723,828
Freddie Mac, 0.443%, 5/25/2029 (i)	6,172,563	114,176
Freddie Mac, 0.816%, 7/25/2029 (i)	4,437,394	151,923
Freddie Mac, 1.088%, 7/25/2029 (i)	4,369,602	180,404
Freddie Mac, 1.139%, 8/25/2029 (i)	7,569,244	330,087
Freddie Mac, 4.63%, 10/25/2029	1,114,271	1,107,032
Freddie Mac, 4.25%, 11/25/2029	406,300	396,671
Freddie Mac, 5.15%, 12/25/2029 - 12/25/2033	1,186,990	1,197,202
Freddie Mac, 1.317%, 1/25/2030 (i)	3,645,690	202,037
Freddie Mac, 1.798%, 4/25/2030 - 5/25/2030 (i)	6,508,520	535,224
Freddie Mac, 1.868%, 4/25/2030 (i)	4,034,514	339,482
Freddie Mac, 1.666%, 5/25/2030 (i)	2,174,913	168,583
Freddie Mac, 1.114%, 6/25/2030 (i)	2,733,242	135,090
Freddie Mac, 1.341%, 6/25/2030 (i)	1,983,331	123,763
Freddie Mac, 5.045%, 6/25/2030	366,332	365,463
Freddie Mac, 5.085%, 6/25/2030	248,103	247,523
Freddie Mac, 1.598%, 8/25/2030 (i)	1,814,781	137,847
Freddie Mac, 1.169%, 9/25/2030 (i)	1,149,690	66,061
Freddie Mac, 1.08%, 11/25/2030 (i)	2,249,951	122,452
Freddie Mac, 5.232%, 11/25/2030	929,907	930,373
Freddie Mac, 0.324%, 1/25/2031 (i)	8,684,502	131,479
Freddie Mac, 0.78%, 1/25/2031 (i)	3,359,280	136,922
Freddie Mac, 0.936%, 1/25/2031 (i)	2,545,825	122,414
Freddie Mac, 0.354%, 2/25/2031 (i)	2,806,836	64,396
Freddie Mac, 0.513%, 3/25/2031 (i)	6,895,502	173,594
Freddie Mac, 0.732%, 3/25/2031 (i)	2,967,667	116,444
Freddie Mac, 1.215%, 5/25/2031 - 7/25/2031 (i)	4,662,866	310,967
Freddie Mac, 0.938%, 7/25/2031 (i)	1,944,368	102,743
Freddie Mac, 0.507%, 8/25/2031 (i)	2,461,238	67,643
Freddie Mac, 0.536%, 9/25/2031 (i)	8,016,720	246,723
Freddie Mac, 0.855%, 9/25/2031 (i)	7,432,958	351,576
Freddie Mac, 0.349%, 11/25/2031 (i)	11,978,818	250,113
Freddie Mac, 0.497%, 12/25/2031 (i)	11,887,771	341,885
Freddie Mac, 0.567%, 12/25/2031 (i)	1,981,491	63,907
Freddie Mac, 6.5%, 8/01/2032 - 5/01/2037	119,442	123,149
Freddie Mac, 5.062%, 10/15/2032	33,452	33,421
Freddie Mac, 0.154%, 11/25/2032 (i)	10,140,098	137,715
Freddie Mac, 0.265%, 5/25/2033 (i)	2,500,000	54,400
Freddie Mac, 3.5%, 8/15/2033 - 10/25/2058	7,809,991	7,171,171
Freddie Mac, 0.128%, 8/25/2033 (i)	10,770,884	141,402
Freddie Mac, 0.176%, 10/25/2033 (i)	10,455,272	181,487
3

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 5%, 3/25/2034 - 11/01/2054	$5,748,829	$ 5,659,022
Freddie Mac, 6%, 8/01/2034 - 10/01/2038	942,971	968,130
Freddie Mac, 0.905%, 9/25/2034 (i)	1,372,219	97,542
Freddie Mac, 4.489%, 9/25/2034	2,179,740	2,099,222
Freddie Mac, 4.76%, 10/25/2034	1,181,346	1,161,261
Freddie Mac, 5.235%, 10/25/2034	1,400,000	1,398,976
Freddie Mac, 4.912%, 4/15/2035	23,862	23,660
Freddie Mac, 5.5%, 8/01/2035 - 6/01/2041	581,585	587,249
Freddie Mac, 5.5%, 2/15/2036 (i)	63,225	10,648
Freddie Mac, 5.412%, 5/15/2039	26,423	26,358
Freddie Mac, 4.5%, 12/15/2040 (i)	11,463	1,062
Freddie Mac, 1.75%, 8/15/2041	164,722	153,602
Freddie Mac, 5.112%, 8/15/2046	42,341	41,667
Freddie Mac, 6.018%, 10/25/2053	78,875	80,291
Freddie Mac, 0.321%, 6/25/2055 (i)	15,889,873	342,930
Freddie Mac, 3.25%, 11/25/2061	699,796	635,359
Freddie Mac, UMBS, 6.5%, 8/01/2032	10,634	10,900
Freddie Mac, UMBS, 2%, 2/01/2042 - 3/01/2052	9,027,244	7,097,367
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 5/01/2052	280,448	250,989
Freddie Mac, UMBS, 3%, 7/01/2050 - 7/01/2052	2,375,598	2,021,996
Freddie Mac, UMBS, 1.5%, 5/01/2051 - 10/01/2051	1,635,533	1,212,728
Freddie Mac, UMBS, 2.5%, 7/01/2051 - 9/01/2052	2,414,672	1,982,769
Freddie Mac, UMBS, 4%, 5/01/2052	642,449	592,794
Freddie Mac, UMBS, 5%, 3/01/2053 - 8/01/2053	103,252	99,823
Freddie Mac, UMBS, 5.5%, 4/01/2053 - 5/01/2053	324,546	323,481
Freddie Mac, UMBS, 6%, 3/01/2054	232,734	233,882
Ginnie Mae, 5.5%, 7/15/2033 - 8/20/2054	4,017,329	4,004,933
Ginnie Mae, 5.659%, 8/20/2034	158,030	160,111
Ginnie Mae, 4%, 5/16/2039 - 7/20/2041	517,757	494,116
Ginnie Mae, 4.5%, 8/15/2039 - 5/20/2054	3,923,641	3,773,948
Ginnie Mae, 4%, 12/20/2039 - 8/16/2042 (i)	208,674	31,184
Ginnie Mae, 4.585%, 9/20/2041	1,154,304	1,119,987
Ginnie Mae, 3.5%, 10/20/2041 - 1/20/2043 (i)	669,935	96,550
Ginnie Mae, 3.5%, 12/15/2041 - 6/20/2043	1,779,242	1,629,036
Ginnie Mae, 2.5%, 6/20/2042 - 11/20/2051	4,046,331	3,382,470
Ginnie Mae, 2.25%, 9/20/2043	38,977	38,317
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	4,180,761	3,653,769
Ginnie Mae, 4.785%, 10/20/2045	1,050,686	1,018,441
Ginnie Mae, 4.934%, 7/20/2046	413,501	405,121
Ginnie Mae, 4.884%, 12/20/2048	909,045	891,425
Ginnie Mae, 2.5%, 2/20/2051 (i)	387,048	47,777
Ginnie Mae, 2%, 3/20/2052	168,438	134,907
Ginnie Mae, 5%, 1/20/2053 - 12/20/2054	2,559,103	2,484,791
Ginnie Mae, 7%, 12/20/2053	71,455	73,394
Ginnie Mae, 6%, 2/20/2054 - 11/20/2055	2,488,736	2,511,426
Ginnie Mae, 5.754%, 3/20/2064	281,494	283,182
Ginnie Mae, 5.755%, 3/20/2064	595,433	599,123
Ginnie Mae, TBA, 6%, 1/15/2055	550,000	553,609
Ginnie Mae, TBA, 6.5%, 1/15/2055	925,000	940,840
UMBS, TBA, 2%, 1/25/2055	2,700,000	2,100,305
UMBS, TBA, 2.5%, 1/25/2055	2,500,000	2,035,937
		$163,184,339
4

MFS Government Securities Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – 0.5%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	$550,000	$ 510,911
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	335,000	319,027
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	14,028	13,647
Port of Oakland, CA, Senior Lien Refunding Rev., Taxable, “R”, 1.517%, 5/01/2026	248,216	238,510
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	225,000	222,163
		$1,304,258
U.S. Government Agencies and Equivalents – 0.4%
Small Business Administration, 5.11%, 4/01/2025	$5,207	$ 5,195
Small Business Administration, 2.21%, 2/01/2033	229,255	210,572
Small Business Administration, 2.22%, 3/01/2033	357,171	326,946
Small Business Administration, 3.15%, 7/01/2033	333,259	314,822
Small Business Administration, 3.16%, 8/01/2033	210,962	198,404
Small Business Administration, 3.62%, 9/01/2033	119,668	113,838
		$1,169,777
U.S. Treasury Obligations – 24.4%
U.S. Treasury Bonds, 6%, 2/15/2026	$2,699,000	$ 2,754,198
U.S. Treasury Bonds, 6.75%, 8/15/2026	1,862,000	1,938,106
U.S. Treasury Bonds, 6.375%, 8/15/2027	326,000	343,253
U.S. Treasury Bonds, 4.5%, 8/15/2039	512,500	498,851
U.S. Treasury Bonds, 3.125%, 2/15/2043	8,176,700	6,459,030
U.S. Treasury Bonds, 2.875%, 5/15/2043 (f)	13,519,500	10,239,877
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	14,059,000	9,754,461
U.S. Treasury Bonds, 4.25%, 8/15/2054	399,000	364,367
U.S. Treasury Notes, 4.25%, 11/30/2026	5,210,000	5,208,964
U.S. Treasury Notes, 3.75%, 8/15/2027	4,294,000	4,239,445
U.S. Treasury Notes, 3.625%, 3/31/2028	9,593,000	9,395,604
U.S. Treasury Notes, 1.5%, 2/15/2030	3,800,000	3,299,598
U.S. Treasury Notes, 4.125%, 8/31/2030	5,164,000	5,084,501
U.S. Treasury Notes, 4.625%, 4/30/2031	2,444,000	2,464,654
U.S. Treasury Notes, 1.625%, 5/15/2031	6,239,000	5,263,442
U.S. Treasury Notes, 1.375%, 11/15/2031	2,119,500	1,731,976
		$69,040,327
Total Bonds (Identified Cost, $277,621,451)		$258,067,289
Mutual Funds (h) – 10.4%
Money Market Funds – 10.4%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $29,334,191)	29,330,807	$ 29,336,673
Other Assets, Less Liabilities – (1.7)%		(4,782,253)
Net Assets – 100.0%		$282,621,709
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $29,336,673 and $258,067,289, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $16,932,947, representing 6.0% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
5

MFS Government Securities Portfolio
Portfolio of Investments – continued
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 12/31/24
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond 30 yr	Short	USD	27	$3,210,469	March – 2025	$68,250
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	38	$4,132,500	March – 2025	$(39,353)
U.S. Treasury Note 2 yr	Long	USD	297	61,065,985	March – 2025	(26,492)
U.S. Treasury Note 5 yr	Long	USD	433	46,029,930	March – 2025	(185,390)
U.S. Treasury Ultra Note 10 yr	Long	USD	16	1,781,000	March – 2025	(15,662)
						$(266,897)
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Interest Rate Swaps
5/24/26	USD	10,200,000	centrally cleared	Daily SOFR / Annually	4.7585% / Annually	$(66,194)	$—	$(66,194)
12/26/26	USD	6,600,000	centrally cleared	Daily SOFR / Annually	4.1635% / Annually	(9,365)	—	(9,365)
12/26/29	USD	6,350,000	centrally cleared	Daily SOFR / Annually	4.085% / Annually	(11,274)	—	(11,274)
10/30/54	USD	1,600,000	centrally cleared	3.696% / Annually	Daily SOFR / Annually	(68,786)	—	(68,786)
12/26/54	USD	800,000	centrally cleared	3.912% / Annually	Daily SOFR / Annually	(2,805)	—	(2,805)
						$(158,424)	$—	$(158,424)
At December 31, 2024, the fund had liquid securities with an aggregate value of $1,445,505 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
6

MFS Government Securities Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $277,621,451)	$258,067,289
Investments in affiliated issuers, at value (identified cost, $29,334,191)	29,336,673
Receivables for
Net daily variation margin on open cleared swap agreements	353
Investments sold	1,730,970
TBA sale commitments	637,536
Interest	1,504,705
Receivable from investment adviser	9,792
Other assets	1,424
Total assets	$291,288,742
Liabilities
Payable to custodian	$8,535
Payables for
Net daily variation margin on open futures contracts	45,688
Investments purchased	1,597,556
TBA purchase commitments	6,545,367
Fund shares reacquired	378,945
Payable to affiliates
Administrative services fee	280
Shareholder servicing costs	6
Distribution and/or service fees	1,438
Payable for independent Trustees' compensation	22
Accrued expenses and other liabilities	89,196
Total liabilities	$8,667,033
Net assets	$282,621,709
Net assets consist of
Paid-in capital	$346,646,282
Total distributable earnings (loss)	(64,024,573)
Net assets	$282,621,709
Shares of beneficial interest outstanding	26,785,010
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$177,334,894	16,775,759	$10.57
Service Class	105,286,815	10,009,251	10.52
See Notes to Financial Statements
7

MFS Government Securities Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Interest	$11,295,361
Dividends from affiliated issuers	1,152,394
Other	570
Total investment income	$12,448,325
Expenses
Management fee	$1,604,222
Distribution and/or service fees	269,063
Shareholder servicing costs	1,258
Administrative services fee	51,966
Independent Trustees' compensation	6,687
Custodian fee	24,149
Shareholder communications	26,795
Audit and tax fees	84,384
Legal fees	2,167
Miscellaneous	55,265
Total expenses	$2,125,956
Reduction of expenses by investment adviser	(179,351)
Net expenses	$1,946,605
Net investment income (loss)	$10,501,720
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,252,365)
Affiliated issuers	4,147
Futures contracts	(320,366)
Swap agreements	32,120
Net realized gain (loss)	$(1,536,464)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(4,361,905)
Affiliated issuers	(4,151)
Futures contracts	(2,347,665)
Swap agreements	(158,424)
Net unrealized gain (loss)	$(6,872,145)
Net realized and unrealized gain (loss)	$(8,408,609)
Change in net assets from operations	$2,093,111
See Notes to Financial Statements
8

MFS Government Securities Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$10,501,720	$9,388,577
Net realized gain (loss)	(1,536,464)	(10,395,232)
Net unrealized gain (loss)	(6,872,145)	12,925,907
Change in net assets from operations	$2,093,111	$11,919,252
Total distributions to shareholders	$(10,094,071)	$(4,383,441)
Change in net assets from fund share transactions	$(16,427,953)	$(21,689,848)
Total change in net assets	$(24,428,913)	$(14,154,037)
Net assets
At beginning of period	307,050,622	321,204,659
At end of period	$282,621,709	$307,050,622
See Notes to Financial Statements
9

MFS Government Securities Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$10.87	$10.60	$12.34	$12.86	$12.45
Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.33	$0.13	$0.16	$0.27
Net realized and unrealized gain (loss)	(0.31)	0.10	(1.63)	(0.40)	0.52
Total from investment operations	$0.09	$0.43	$(1.50)	$(0.24)	$0.79
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.16)	$(0.24)	$(0.28)	$(0.38)
Net asset value, end of period (x)	$10.57	$10.87	$10.60	$12.34	$12.86
Total return (%) (k)(r)(s)(x)	0.77	4.15	(12.26)	(1.89)	6.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.64	0.61	0.62	0.61	0.61
Expenses after expense reductions	0.58	0.58	0.58	0.58	0.58
Net investment income (loss)	3.69	3.10	1.19	1.29	2.11
Portfolio turnover rate	128	142	200	314	154
Net assets at end of period (000 omitted)	$177,335	$196,873	$208,332	$276,951	$290,413
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	58	63	N/A	N/A	N/A
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$10.82	$10.55	$12.27	$12.79	$12.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.30	$0.10	$0.13	$0.24
Net realized and unrealized gain (loss)	(0.30)	0.10	(1.62)	(0.40)	0.52
Total from investment operations	$0.07	$0.40	$(1.52)	$(0.27)	$0.76
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.13)	$(0.20)	$(0.25)	$(0.35)
Net asset value, end of period (x)	$10.52	$10.82	$10.55	$12.27	$12.79
Total return (%) (k)(r)(s)(x)	0.53	3.86	(12.45)	(2.14)	6.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89	0.86	0.87	0.86	0.86
Expenses after expense reductions	0.83	0.83	0.83	0.83	0.83
Net investment income (loss)	3.44	2.86	0.94	1.04	1.86
Portfolio turnover rate	128	142	200	314	154
Net assets at end of period (000 omitted)	$105,287	$110,177	$112,873	$152,301	$160,196
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	58	63	N/A	N/A	N/A

See Notes to Financial Statements
10

MFS Government Securities Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(e)	Portfolio turnover rate (excluding TBA transactions) is disclosed beginning with the period ending December 31, 2023. Refer to Note 2 for more information on TBA transactions and mortgage dollar rolls.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
11

MFS Government Securities Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Government Securities Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and
12

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$70,210,104	$—	$70,210,104
Municipal Bonds	—	1,304,258	—	1,304,258
U.S. Corporate Bonds	—	902,838	—	902,838
Residential Mortgage-Backed Securities	—	165,757,175	—	165,757,175
Commercial Mortgage-Backed Securities	—	10,358,127	—	10,358,127
Asset-Backed Securities (including CDOs)	—	9,534,787	—	9,534,787
Investment Companies	29,336,673	—	—	29,336,673
Total	$29,336,673	$258,067,289	$—	$287,403,962
Other Financial Instruments
Futures Contracts – Assets	$68,250	$—	$—	$68,250
Futures Contracts – Liabilities	(266,897)	—	—	(266,897)
Swap Agreements – Liabilities	—	(158,424)	—	(158,424)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
13

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$68,250	$(266,897)
Interest Rate	Cleared Swap Agreements	—	(158,424)
Total		$68,250	$(425,321)
(a) Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(320,366)	$32,120
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(2,347,665)	$(158,424)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
14

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Stripped Mortgage-Backed Securities — The fund may invest in stripped mortgage-backed securities which are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities result when a mortgaged-backed security is stripped into two distinct classes, one which receives the principal cash flows only (POs) and one which receives the interest cash flows only (IOs) on a pool of mortgage assets. A faster than anticipated rate of prepayments on the underlying pool of mortgage assets, which is more likely to occur in a declining interest rate environment, increases the risk of loss on the IO.
15

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. As such, these transactions may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates including and excluding TBA transactions are presented in the Financial Highlights. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
16

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$10,094,071	$4,383,441
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$309,307,942
Gross appreciation	512,279
Gross depreciation	(22,773,330)
Net unrealized appreciation (depreciation)	$(22,261,051)
Undistributed ordinary income	11,344,313
Capital loss carryforwards	(53,107,835)
Total distributable earnings (loss)	$(64,024,573)
As of December 31, 2024, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(18,696,041)
Long-Term	(34,411,794)
Total	$(53,107,835)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$6,472,411	$3,047,721
Service Class	3,621,660	1,335,720
Total	$10,094,071	$4,383,441
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.55%
In excess of $1 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's
17

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $38,560, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.54% of the fund's average daily net assets.
For the period from January 1, 2024, through July 31, 2024, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 0.58% of average daily net assets for the Initial Class shares and 0.83% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2024. For the period from January 1, 2024 through July 31, 2024, this reduction amounted to $52,302, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2024, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.56% of average daily net assets for the Initial Class shares and 0.81% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the period from August 1, 2024 through December 31, 2024, this reduction amounted to $88,489, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $812, which equated to 0.0003% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $446.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0178% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$337,489,258	$345,478,572
Non-U.S. Government securities	8,272,380	8,461,982
18

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,038,945	$11,139,305	537,335	$5,740,992
Service Class	1,248,254	13,323,814	926,851	9,813,647
	2,287,199	$24,463,119	1,464,186	$15,554,639
Shares issued to shareholders in reinvestment of distributions
Initial Class	598,743	$6,472,411	293,332	$3,047,721
Service Class	336,585	3,621,660	129,055	1,335,720
	935,328	$10,094,071	422,387	$4,383,441
Shares reacquired
Initial Class	(2,977,469)	$(32,107,500)	(2,366,668)	$(24,938,891)
Service Class	(1,761,464)	(18,877,643)	(1,571,958)	(16,689,037)
	(4,738,933)	$(50,985,143)	(3,938,626)	$(41,627,928)
Net change
Initial Class	(1,339,781)	$(14,495,784)	(1,536,001)	$(16,150,178)
Service Class	(176,625)	(1,932,169)	(516,052)	(5,539,670)
	(1,516,406)	$(16,427,953)	(2,052,053)	$(21,689,848)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 31% and 8%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $1,398 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$27,003,199	$211,600,613	$209,267,135	$4,147	$(4,151)	$29,336,673
19

MFS Government Securities Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,152,394	$—
20

MFS Government Securities Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Government Securities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
21

MFS Government Securities Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
22

MFS Government Securities Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
23

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Government Securities Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Government Securities Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Government Securities Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
24

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement
MFS Government Securities Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, Government Securities Fund, which has substantially similar investment strategies, was in the 2nd quintile relative
25

MFS Government Securities Portfolio
Board Review of Investment Advisory Agreement - continued
to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2023.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.  The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2024, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
26

MFS High Yield Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS High Yield Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 96.0%
Aerospace & Defense – 3.7%
Boeing Co., 5.805%, 5/01/2050	$731,000	$ 679,942
Bombardier, Inc., 7.5%, 2/01/2029 (n)	408,000	424,495
Bombardier, Inc., 8.75%, 11/15/2030 (n)	264,000	283,783
Bombardier, Inc., 7.25%, 7/01/2031 (n)	444,000	457,887
Bombardier, Inc., 7%, 6/01/2032 (n)	437,000	444,543
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	670,000	670,124
Moog, Inc., 4.25%, 12/15/2027 (n)	1,019,000	972,594
Spirit AeroSystems, Inc., 9.75%, 11/15/2030 (n)	619,000	684,990
TransDigm, Inc., 5.5%, 11/15/2027	934,000	917,781
TransDigm, Inc., 6.75%, 8/15/2028 (n)	638,000	643,566
TransDigm, Inc., 4.625%, 1/15/2029	569,000	532,651
TransDigm, Inc., 6.375%, 3/01/2029 (n)	352,000	352,782
TransDigm, Inc., 6.875%, 12/15/2030 (n)	1,490,000	1,512,163
		$8,577,301
Airlines – 0.8%
Air Canada, 3.875%, 8/15/2026 (n)	$812,000	$ 788,948
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 4/20/2029 (n)	1,070,250	1,061,353
		$1,850,301
Asset-Backed & Securitized – 0.0%
COBALT CMBS Commercial Mortgage Trust, 2006-2A, “F”, CDO, FLR, 5.627% ((SOFR - 3mo. + 0.26161%) + 1.3% Cash or PIK), 4/26/2050 (a)(n)(p)	$1,406,626	$ 141
Automotive – 1.9%
Allison Transmission, Inc., 3.75%, 1/30/2031 (n)	$1,302,000	$ 1,151,941
Clarios Global LP/Clarios U.S. Finance Co., 8.5%, 5/15/2027 (n)	725,000	726,103
Clarios Global LP/Clarios U.S. Finance Co., 6.75%, 5/15/2028 (n)	395,000	402,224
Dealer Tire LLC/DT Issuer LLC, 8%, 2/01/2028 (n)	563,000	552,882
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/2029 (n)	776,000	628,431
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)	590,000	507,283
Wabash National Corp., 4.5%, 10/15/2028 (n)	352,000	321,424
		$4,290,288
Broadcasting – 1.3%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)	$206,000	$ 195,544
Banijay Group S.A.S., 8.125%, 5/01/2029 (n)	800,000	828,250
Midas OpCo Holdings LLC, 5.625%, 8/15/2029 (n)	780,000	742,634
Nexstar Broadcasting, Inc., 4.75%, 11/01/2028 (n)	244,000	227,501
Univision Communications, Inc., 8%, 8/15/2028 (n)	397,000	404,194
Univision Communications, Inc., 8.5%, 7/31/2031 (n)	699,000	685,369
		$3,083,492
Brokerage & Asset Managers – 1.7%
AG TTMT Escrow Issuer LLC, 8.625%, 9/30/2027 (n)	$845,000	$ 876,236
Aretec Escrow Issuer 2, Inc., 10%, 8/15/2030 (n)	755,000	824,567
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)	285,000	283,560
Hightower Holding LLC, 6.75%, 4/15/2029 (n)	455,000	453,020
Hightower Holding LLC, 9.125%, 1/31/2030 (n)	179,000	188,533
HYSFS-ANN
1

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – continued
Jane Street Group/JSG Finance, Inc., 6.125%, 11/01/2032 (n)	$1,294,000	$ 1,281,954
		$3,907,870
Building – 4.9%
ABC Supply Co., Inc., 3.875%, 11/15/2029 (n)	$737,000	$ 668,536
AmeriTex Holdco Intermediate LLC, 10.25%, 10/15/2028 (n)	487,000	519,129
BCPE Ulysses Intermediate, Inc., 7.75% (7.75% Cash or 8.5% PIK), 4/01/2027 (n)(p)	279,000	275,928
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)	592,000	471,862
Cornerstone Building Brands, Inc., 9.5%, 8/15/2029 (n)	279,000	270,567
Foundation Building Materials LLC, 6%, 3/01/2029 (n)	812,000	711,603
GYP Holding III Corp., 4.625%, 5/01/2029 (n)	1,113,000	1,049,733
Knife River Corp., 7.75%, 5/01/2031 (n)	835,000	869,835
LBM Acquisition LLC, 6.25%, 1/15/2029 (n)	507,000	466,350
Miter Brands Acquisition Holdco, Inc., 6.75%, 4/01/2032 (n)	220,000	221,031
MIWD Holdco II LLC/MIWD Finance Co., 5.5%, 2/01/2030 (n)	838,000	791,553
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)	873,000	843,346
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	270,000	276,112
Patrick Industries, Inc., 6.375%, 11/01/2032 (n)	1,046,000	1,012,197
Standard Building Solutions, Inc., 6.5%, 8/15/2032 (n)	609,000	609,975
Standard Industries, Inc., 4.75%, 1/15/2028 (n)	506,000	484,243
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	1,032,000	945,528
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	822,000	812,899
		$11,300,427
Business Services – 1.5%
athenahealth, Inc., 6.5%, 2/15/2030 (n)	$686,000	$ 651,937
Iron Mountain, Inc., 4.875%, 9/15/2027 (n)	711,000	693,246
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	636,000	622,141
Iron Mountain, Inc., 5.625%, 7/15/2032 (n)	576,000	550,232
Iron Mountain, Inc., 6.25%, 1/15/2033 (n)	274,000	272,906
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/2032 (n)	621,000	631,592
		$3,422,054
Cable TV – 5.2%
Cable One, Inc., 4%, 11/15/2030 (n)	$872,000	$ 728,624
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	2,285,000	2,086,585
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	1,657,000	1,487,317
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 5/01/2032	427,000	367,289
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)	686,000	556,545
CSC Holdings LLC, 5.375%, 2/01/2028 (n)	900,000	776,437
CSC Holdings LLC, 5.75%, 1/15/2030 (n)	845,000	480,689
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	400,000	287,345
DIRECTV Financing LLC, 8.875%, 2/01/2030 (n)	325,000	319,813
DISH DBS Corp., 7.75%, 7/01/2026	463,000	389,454
DISH DBS Corp., 5.125%, 6/01/2029	535,000	342,576
DISH Network Corp., 11.75%, 11/15/2027 (n)	452,000	478,755
EchoStar Corp., 10.75%, 11/30/2029	483,000	519,363
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	905,000	765,946
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)	1,061,000	1,000,240
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)	1,505,000	1,356,016
		$11,942,994
Chemicals – 2.7%
Cerdia Finanz GmbH, 9.375%, 10/03/2031 (n)	$533,000	$ 554,677
Chemours Co., 4.625%, 11/15/2029 (n)	973,000	845,367
Chemours Co., 8%, 1/15/2033 (n)	276,000	269,668
2

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Chemicals – continued
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	$757,000	$ 617,402
Element Solutions, Inc., 3.875%, 9/01/2028 (n)	722,000	684,836
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)	847,000	871,211
SCIH Salt Holdings, Inc., 6.625%, 5/01/2029 (n)	927,000	880,014
SNF Group SACA, 3.375%, 3/15/2030 (n)	1,041,000	912,299
Windsor Holdings III, LLC, 8.5%, 6/15/2030 (n)	438,000	460,868
		$6,096,342
Computer Software – 1.0%
Amentum Escrow Corp., 7.25%, 8/01/2032 (n)	$686,000	$ 691,191
Cloud Software Group, Inc., 8.25%, 6/30/2032 (n)	563,000	580,200
Dun & Bradstreet Corp., 5%, 12/15/2029 (n)	472,000	449,480
Neptune Bidco U.S., Inc., 9.29%, 4/15/2029 (n)	652,000	606,441
		$2,327,312
Computer Software - Systems – 1.1%
Sabre GLBL, Inc., 8.625%, 6/01/2027 (n)	$428,000	$ 422,110
Sabre GLBL, Inc., 10.75%, 11/15/2029 (n)	305,000	314,651
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)	1,410,000	1,396,480
Virtusa Corp., 7.125%, 12/15/2028 (n)	431,000	409,568
		$2,542,809
Conglomerates – 2.6%
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)	$541,000	$ 506,523
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)	1,408,000	1,306,812
Chart Industries, Inc., 9.5%, 1/01/2031 (n)	397,000	425,445
Emerald Debt Merger, 6.625%, 12/15/2030 (n)	901,000	902,201
Gates Corp., 6.875%, 7/01/2029 (n)	552,000	561,504
Husky Injection Molding Systems Ltd., 9%, 2/15/2029 (n)	562,000	586,731
Madison IAQ LLC, 5.875%, 6/30/2029 (n)	588,000	555,210
SPX Flow, Inc., 8.75%, 4/01/2030 (n)	367,000	376,061
TriMas Corp., 4.125%, 4/15/2029 (n)	790,000	725,020
		$5,945,507
Construction – 1.3%
Beazer Homes USA, Inc., 7.5%, 3/15/2031 (n)	$836,000	$ 849,022
Empire Communities Corp., 9.75%, 5/01/2029 (n)	780,000	820,592
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	345,000	337,321
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	485,000	451,194
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	589,000	561,997
		$3,020,126
Consumer Products – 2.6%
Acushnet Co., 7.375%, 10/15/2028 (n)	$626,000	$ 646,956
Amer Sports Co., 6.75%, 2/16/2031 (n)	890,000	901,684
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.5%, 10/15/2029 (n)	483,000	474,746
Champ Acquisition Corp., 8.375%, 12/01/2031 (n)	345,000	351,927
HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.625%, 7/15/2030 (n)	243,000	246,311
Newell Brands, Inc., 6.375%, 5/15/2030	485,000	485,799
Newell Brands, Inc., 6.625%, 5/15/2032	411,000	413,296
Perrigo Finance Unlimited Co., 6.125%, 9/30/2032	959,000	937,740
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)	929,000	905,725
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)	701,000	615,479
		$5,979,663
3

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Consumer Services – 3.4%
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	$1,318,000	$ 1,327,023
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)	465,000	423,688
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)	804,000	717,784
Garda World Security Corp., 8.375%, 11/15/2032 (n)	476,000	484,494
GoDaddy, Inc., 3.5%, 3/01/2029 (n)	993,000	907,171
Raven Acquisition Holdings LLC, 6.875%, 11/15/2031 (n)	690,000	683,078
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)	274,000	219,103
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 4/15/2030 (n)	617,000	464,030
Service Corp. International, 5.75%, 10/15/2032	810,000	785,686
TriNet Group, Inc., 3.5%, 3/01/2029 (n)	1,022,000	924,905
TriNet Group, Inc., 7.125%, 8/15/2031 (n)	140,000	142,559
WASH Multi-Family Acquisition, Inc., 5.75%, 4/15/2026 (n)	714,000	708,479
		$7,788,000
Containers – 1.7%
Ardagh Metal Packaging Finance USA LLC, 3.25%, 9/01/2028 (n)	$900,000	$ 805,208
Ball Corp., 2.875%, 8/15/2030	1,121,000	959,303
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)	704,000	633,962
Clydesdale Acquisition Holdings, Inc., 8.75%, 4/15/2030 (n)	690,000	697,499
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)	834,000	832,719
		$3,928,691
Electrical Equipment – 0.1%
CommScope Technologies LLC, 5%, 3/15/2027 (n)	$343,000	$ 306,174
Electronics – 0.7%
Diebold Nixdorf, Inc., 7.75%, 3/31/2030 (n)	$412,000	$ 422,940
Entegris Escrow Corp., 5.95%, 6/15/2030 (n)	211,000	209,278
Entegris, Inc., 4.375%, 4/15/2028 (n)	380,000	363,090
Entegris, Inc., 3.625%, 5/01/2029 (n)	593,000	537,070
		$1,532,378
Energy - Independent – 4.3%
Civitas Resources, Inc., 8.375%, 7/01/2028 (n)	$428,000	$ 444,507
Civitas Resources, Inc., 8.625%, 11/01/2030 (n)	234,000	245,056
Civitas Resources, Inc., 8.75%, 7/01/2031 (n)	540,000	562,968
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)	1,340,000	1,306,276
Encino Acquisition Partners Holdings LLC, 8.75%, 5/01/2031 (n)	696,000	734,278
Gulfport Energy Corp., 6.75%, 9/01/2029 (n)	758,000	763,284
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.875%, 12/01/2032 (n)	755,000	747,427
Matador Resources Co., 6.875%, 4/15/2028 (n)	779,000	789,774
Matador Resources Co., 6.5%, 4/15/2032 (n)	294,000	290,671
Permian Resources Operating LLC, 5.875%, 7/01/2029 (n)	802,000	786,920
Permian Resources Operating LLC, 7%, 1/15/2032 (n)	469,000	476,087
Permian Resources Operating LLC, 6.25%, 2/01/2033 (n)	269,000	265,519
Sitio Royalties Operating Partnership LP, 7.875%, 11/01/2028 (n)	909,000	934,521
Viper Energy, Inc., 7.375%, 11/01/2031 (n)	343,000	359,101
Vital Energy, Inc., 7.875%, 4/15/2032 (n)	726,000	698,554
Wildfire Intermediate Holdings LLC, 7.5%, 10/15/2029 (n)	561,000	539,808
		$9,944,751
Energy - Integrated – 0.3%
Citgo Petroleum Corp., 8.375%, 1/15/2029 (n)	$723,000	$ 744,897
4

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Entertainment – 3.7%
Life Time, Inc., 6%, 11/15/2031 (n)	$754,000	$ 746,465
Lindblad Expeditions Holdings, Inc., 9%, 5/15/2028 (n)	691,000	720,276
Motion Bondco DAC, 6.625%, 11/15/2027 (n)	762,000	716,470
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)	426,000	425,422
NCL Corp. Ltd., 6.25%, 3/01/2030 (n)	703,000	694,626
Royal Caribbean Cruises Ltd., 5.375%, 7/15/2027 (n)	661,000	656,881
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)	533,000	529,018
Royal Caribbean Cruises Ltd., 5.625%, 9/30/2031 (n)	351,000	345,264
Royal Caribbean Cruises Ltd., 6%, 2/01/2033 (n)	828,000	826,034
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)	655,000	625,191
Six Flags Entertainment Corp., 6.625%, 5/01/2032 (n)	976,000	989,190
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)	271,000	268,965
Viking Ocean Cruises Ship VII Ltd., 5.625%, 2/15/2029 (n)	901,000	886,708
		$8,430,510
Financial Institutions – 4.5%
Avation Capital S.A., 8.25% (8.25% Cash or 9% PIK), 10/31/2026 (n)(p)	$874,696	$ 855,015
Azorra Finance Ltd., 7.75%, 4/15/2030 (n)	1,046,000	1,039,794
Credit Acceptance Corp., 9.25%, 12/15/2028 (n)	335,000	354,321
Encore Capital Group, Inc., 9.25%, 4/01/2029 (n)	519,000	552,944
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	530,000	531,288
Freedom Mortgage Holdings LLC, 9.25%, 2/01/2029 (n)	616,000	635,676
FTAI Aviation Ltd., 5.5%, 5/01/2028 (n)	788,000	770,699
FTAI Aviation Ltd., 7.875%, 12/01/2030 (n)	504,000	530,469
FTAI Aviation Ltd., 7%, 6/15/2032 (n)	289,000	294,696
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 9.75%, 1/15/2029	414,000	415,065
Icahn Enterprises LP/Ichan Enterprises Finance Corp., 10%, 11/15/2029 (n)	276,000	276,652
Jefferson Capital Holdings LLC, 9.5%, 2/15/2029 (n)	585,000	619,688
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	841,000	836,564
Nationstar Mortgage Holdings, Inc., 6.5%, 8/01/2029 (n)	549,000	548,070
OneMain Finance Corp., 6.625%, 5/15/2029	675,000	683,404
OneMain Finance Corp., 5.375%, 11/15/2029	820,000	788,378
OneMain Finance Corp., 7.5%, 5/15/2031	464,000	476,218
		$10,208,941
Food & Beverages – 3.3%
B&G Foods, Inc., 8%, 9/15/2028 (n)	$619,000	$ 636,313
Chobani LLC/Chobani Finance Corp., 7.625%, 7/01/2029 (n)	589,000	609,076
Fiesta Purchaser, Inc., 7.875%, 3/01/2031 (n)	447,000	466,553
Fiesta Purchaser, Inc., 9.625%, 9/15/2032 (n)	448,000	469,317
Performance Food Group Co., 5.5%, 10/15/2027 (n)	881,000	873,553
Performance Food Group, Inc., 6.125%, 9/15/2032 (n)	464,000	463,979
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	1,128,000	1,040,296
Post Holdings, Inc., 6.25%, 10/15/2034 (n)	309,000	301,010
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)	1,178,000	1,095,449
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)	1,221,000	1,169,321
U.S. Foods Holding Corp., 5.75%, 4/15/2033 (n)	184,000	178,810
Viking Baked Goods Acquisition Corp., 8.625%, 11/01/2031 (n)	348,000	341,860
		$7,645,537
Forest & Paper Products – 0.6%
Graphic Packaging International LLC, 6.375%, 7/15/2032 (n)	$1,034,000	$ 1,037,065
Veritiv Operating Co., 10.5%, 11/30/2030 (n)	343,000	369,404
		$1,406,469
5

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – 4.2%
Caesars Entertainment, Inc., 7%, 2/15/2030 (n)		$640,000	$ 651,872
CCM Merger, Inc., 6.375%, 5/01/2026 (n)		760,000	758,079
CDI Escrow Issuer, Inc., 5.75%, 4/01/2030 (n)		1,376,000	1,350,479
Flutter Treasury DAC, 5%, 4/29/2029 (n)	EUR	302,000	325,382
Flutter Treasury DAC, 6.375%, 4/29/2029 (n)		$200,000	202,936
Hilton Domestic Operating Co., Inc., 4.875%, 1/15/2030		1,510,000	1,448,404
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)		689,000	598,519
Melco Resorts Finance Limited, 5.375%, 12/04/2029		902,000	823,443
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		1,145,000	1,088,395
Wynn Macau Ltd., 5.5%, 10/01/2027 (n)		849,000	826,134
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)		607,000	584,590
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		847,000	811,233
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.125%, 2/15/2031 (n)		212,000	220,779
			$9,690,245
Industrial – 1.2%
Albion Financing 2 S.à r.l., 8.75%, 4/15/2027 (n)		$540,000	$ 550,741
APi Escrow Corp., 4.75%, 10/15/2029 (n)		1,224,000	1,151,076
Williams Scotsman, Inc., 4.625%, 8/15/2028 (n)		1,067,000	1,018,804
			$2,720,621
Insurance - Property & Casualty – 4.0%
Acrisure LLC/Acrisure Finance, Inc., 8.25%, 2/01/2029 (n)		$556,000	$ 575,738
Acrisure LLC/Acrisure Finance, Inc., 6%, 8/01/2029 (n)		611,000	586,012
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)		489,000	469,773
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7%, 1/15/2031 (n)		582,000	584,273
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.5%, 10/01/2031 (n)		1,061,000	1,050,521
AmWINS Group Benefits, Inc., 6.375%, 2/15/2029 (n)		345,000	347,116
AmWINS Group Benefits, Inc., 4.875%, 6/30/2029 (n)		491,000	461,048
Ardonagh Finco Ltd., 7.75%, 2/15/2031 (n)		327,000	336,745
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)		735,000	742,708
Baldwin Insurance Group Holdings LLC, 7.125%, 5/15/2031 (n)		950,000	969,548
Hub International Ltd., 5.625%, 12/01/2029 (n)		362,000	351,122
Hub International Ltd., 7.25%, 6/15/2030 (n)		978,000	1,002,206
Hub International Ltd., 7.375%, 1/31/2032 (n)		499,000	506,811
Panther Escrow Issuer, 7.125%, 6/01/2031 (n)		1,064,000	1,074,634
			$9,058,255
Machinery & Tools – 1.0%
Ritchie Bros Holdings, Inc., 7.75%, 3/15/2031 (n)		$1,405,000	$ 1,469,266
The Manitowoc Co., Inc., 9.25%, 10/01/2031 (n)		494,000	506,362
United Rentals North America, Inc., 6.125%, 3/15/2034 (n)		347,000	344,286
			$2,319,914
Medical & Health Technology & Services – 5.9%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$920,000	$ 840,178
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		976,000	931,596
Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028 (n)		599,000	619,965
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		1,233,000	1,130,758
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		498,000	497,084
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		410,000	281,346
CHS/Community Health Systems, Inc., 5.25%, 5/15/2030 (n)		1,606,000	1,319,053
Concentra, Inc., 6.875%, 7/15/2032 (n)		704,000	718,756
Encompass Health Corp., 5.75%, 9/15/2025		94,000	93,859
Encompass Health Corp., 4.75%, 2/01/2030		803,000	761,261
Encompass Health Corp., 4.625%, 4/01/2031		286,000	264,125
6

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – continued
IQVIA, Inc., 5%, 5/15/2027 (n)		$1,310,000	$ 1,285,401
IQVIA, Inc., 6.5%, 5/15/2030 (n)		400,000	407,029
Lifepoint Health, Inc., 9.875%, 8/15/2030 (n)		436,000	470,425
Lifepoint Health, Inc., 11%, 10/15/2030 (n)		447,000	490,655
Lifepoint Health, Inc., 10%, 6/01/2032 (n)		274,000	278,589
Surgery Center Holdings, Inc., 7.25%, 4/15/2032 (n)		501,000	511,067
Tenet Healthcare Corp., 6.125%, 10/01/2028		498,000	497,076
Tenet Healthcare Corp., 4.375%, 1/15/2030		294,000	273,069
Tenet Healthcare Corp., 6.125%, 6/15/2030		1,158,000	1,148,873
U.S. Acute Care Solutions LLC, 9.75%, 5/15/2029 (n)		675,000	687,899
			$13,508,064
Medical Equipment – 1.0%
Garden SpinCo Corp., 8.625%, 7/20/2030 (n)		$462,000	$ 495,516
Medline Borrower LP, 3.875%, 4/01/2029 (n)		363,000	336,134
Medline Borrower LP, 5.25%, 10/01/2029 (n)		953,000	919,706
Medline Borrower LP/Medline Co-Issuer, Inc., 6.25%, 4/01/2029 (n)		533,000	538,620
			$2,289,976
Metals & Mining – 2.3%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		$749,000	$ 706,912
FMG Resources Ltd., 4.375%, 4/01/2031 (n)		2,105,000	1,894,760
Novelis Corp., 3.25%, 11/15/2026 (n)		640,000	609,604
Novelis Corp., 4.75%, 1/30/2030 (n)		805,000	743,036
Novelis Corp., 3.875%, 8/15/2031 (n)		403,000	346,980
Petra Diamonds US$ Treasury PLC, 9.75%, 3/08/2026 (n)		530,294	412,944
Taseko Mines Ltd., 8.25%, 5/01/2030 (n)		609,000	621,633
			$5,335,869
Midstream – 5.8%
Delek Logistics Partners LP/Delek Logistics Corp., 8.625%, 3/15/2029 (n)		$827,000	$ 855,066
DT Midstream, Inc., 4.125%, 6/15/2029 (n)		760,000	709,747
DT Midstream, Inc., 4.375%, 6/15/2031 (n)		1,016,000	927,020
Genesis Energy LP/Genesis Energy Finance Corp., 8.25%, 1/15/2029		279,000	281,757
Kinetik Holdings, Inc., 5.875%, 6/15/2030 (n)		715,000	703,777
NFE Financing LLC, 12%, 11/15/2029 (n)		342,139	359,424
NuStar Logistics LP, 6.375%, 10/01/2030		841,000	843,282
Prairie Acquiror LP, 9%, 8/01/2029 (n)		560,000	576,931
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (n)		569,000	540,911
Sunoco LP, 7.25%, 5/01/2032 (n)		786,000	811,922
Tallgrass Energy Partners LP, 5.5%, 1/15/2028 (n)		1,112,000	1,069,444
Tallgrass Energy Partners LP, 7.375%, 2/15/2029 (n)		386,000	387,222
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)		734,000	674,339
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)		750,000	671,647
Venture Global LNG, Inc., 8.125%, 6/01/2028 (n)		619,000	643,941
Venture Global LNG, Inc., 9.5%, 2/01/2029 (n)		806,000	890,844
Venture Global LNG, Inc., 7%, 1/15/2030 (n)		277,000	281,149
Venture Global LNG, Inc., 8.375%, 6/01/2031 (n)		1,063,000	1,108,631
Venture Global LNG, Inc., 9% to 9/30/2029, FLR (CMT - 5yr. + 5.44%) to 3/30/2173 (n)		877,000	916,942
			$13,253,996
Network & Telecom – 1.2%
Altice Financing S.A., 5.75%, 8/15/2029 (n)		$325,000	$ 237,914
Frontier Communications Holdings LLC, 6.75%, 5/01/2029 (n)		897,000	901,500
Iliad Holding S.A.S., 7%, 10/15/2028 (n)		1,027,000	1,040,731
Iliad Holding S.A.S., 5.375%, 4/15/2030 (n)	EUR	165,000	175,786
7

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Network & Telecom – continued
Iliad Holding S.A.S., 6.875%, 4/15/2031 (n)	EUR	334,000	$ 371,046
			$2,726,977
Oil Services – 1.1%
Archrock Partners LP, 6.625%, 9/01/2032 (n)		$617,000	$ 616,232
Nabors Industries, Inc., 8.875%, 8/15/2031 (n)		768,000	713,154
U.S.A. Compression Partners LP/Finance Co., 7.125%, 3/15/2029 (n)		770,000	783,589
Valaris Ltd., 8.375%, 4/30/2030 (n)		349,000	352,675
			$2,465,650
Pharmaceuticals – 0.7%
1375209 B.C. Ltd., 9%, 1/30/2028 (n)		$358,000	$ 357,714
Bausch Health Co., Inc., 4.875%, 6/01/2028 (n)		340,000	272,000
Bausch Health Co., Inc., 5.25%, 1/30/2030 (n)		304,000	165,680
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)		789,000	741,254
			$1,536,648
Pollution Control – 0.6%
GFL Environmental, Inc., 4%, 8/01/2028 (n)		$885,000	$ 838,001
GFL Environmental, Inc., 6.75%, 1/15/2031 (n)		230,000	236,177
Wrangler Holdco Corp., 6.625%, 4/01/2032 (n)		323,000	328,814
			$1,402,992
Precious Metals & Minerals – 0.8%
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		$278,000	$ 266,288
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)		854,000	841,827
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		756,000	732,715
			$1,840,830
Real Estate - Healthcare – 0.1%
MPT Operating Partnership LP/MPT Finance Corp., REIT, 5%, 10/15/2027		$342,000	$ 288,334
Real Estate - Other – 1.1%
Park Intermediate Holdings LLC, 4.875%, 5/15/2029 (n)		$690,000	$ 649,316
RHP Hotel Properties LP/RHP Finance Corp., 7.25%, 7/15/2028 (n)		1,141,000	1,171,554
XHR LP, REIT, 4.875%, 6/01/2029 (n)		850,000	801,888
			$2,622,758
Restaurants – 0.8%
1011778 B.C. ULC/New Red Finance, Inc., 6.125%, 6/15/2029 (n)		$423,000	$ 424,554
1011778 B.C. ULC/New Red Finance, Inc., 4%, 10/15/2030 (n)		508,000	454,324
Fertitta Entertainment LLC, 6.75%, 1/15/2030 (n)		774,000	714,033
New Red Finance, Inc., 5.625%, 9/15/2029 (n)		348,000	342,787
			$1,935,698
Retailers – 2.1%
L Brands, Inc., 6.625%, 10/01/2030 (n)		$891,000	$ 897,405
Macy's Retail Holdings LLC, 5.875%, 4/01/2029 (n)		668,000	652,108
Mavis Tire Express Services Corp., 6.5%, 5/15/2029 (n)		483,000	460,817
Maxeda DIY Holding B.V., 5.875%, 10/01/2026	EUR	450,000	343,073
Parkland Corp., 4.625%, 5/01/2030 (n)		$1,244,000	1,141,875
Parkland Corp., 6.625%, 8/15/2032 (n)		142,000	140,523
Penske Automotive Group Co., 3.75%, 6/15/2029		916,000	832,457
8

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Retailers – continued
Saks Global Enterprises, 11%, 12/15/2029 (n)		$342,000	$ 328,934
			$4,797,192
Specialty Stores – 1.2%
Carvana Co., 12% (9% Cash or 12% PIK) to 8/15/2025, 9% Cash to 12/01/2028 (n)(p)		$244,934	$ 261,532
Carvana Co., 14% (9% Cash or 14% PIK) to 8/15/2025, 9% Cash to 6/01/2031 (n)(p)		821,592	985,058
Michael Cos., Inc., 5.25%, 5/01/2028 (n)		402,000	303,514
Michael Cos., Inc., 7.875%, 5/01/2029 (n)		451,000	273,579
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)		1,025,000	990,827
			$2,814,510
Supermarkets – 0.4%
KeHE Distributors LLC/KeHE Finance Corp., 9%, 2/15/2029 (n)		$932,000	$ 966,929
Telecommunications - Wireless – 1.5%
Altice France S.A., 5.5%, 1/15/2028 (n)		$681,000	$ 502,002
Altice France S.A., 5.125%, 7/15/2029 (n)		270,000	202,193
SBA Communications Corp., 3.875%, 2/15/2027		659,000	630,877
SBA Communications Corp., 3.125%, 2/01/2029		1,250,000	1,128,294
Zegona Finance PLC, 6.75%, 7/15/2029 (n)	EUR	100,000	110,225
Zegona Finance PLC, 8.625%, 7/15/2029 (n)		$731,000	774,884
			$3,348,475
Telephone Services – 0.4%
Level 3 Financing, Inc., 11%, 11/15/2029 (n)		$352,608	$ 396,656
Level 3 Financing, Inc., 3.875%, 10/15/2030 (n)		387,869	309,558
Uniti Group/CSL Capital Co., 6.5%, 2/15/2029 (n)		209,000	189,639
			$895,853
Transportation - Services – 0.3%
Avis Budget Finance PLC, 7.25%, 7/31/2030 (n)	EUR	613,000	$ 666,939
Utilities - Electric Power – 3.4%
Calpine Corp., 4.5%, 2/15/2028 (n)		$1,123,000	$ 1,077,085
Calpine Corp., 5.125%, 3/15/2028 (n)		742,000	719,589
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		1,543,000	1,343,629
Clearway Energy Operating LLC, 3.75%, 1/15/2032 (n)		264,000	225,348
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)		432,000	412,058
NextEra Energy, Inc., 7.25%, 1/15/2029 (n)		507,000	518,583
PG&E Corp., 5.25%, 7/01/2030		1,182,000	1,156,973
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		750,000	748,050
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)		1,189,000	1,145,539
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)		478,000	441,846
			$7,788,700
Total Bonds (Identified Cost, $224,509,400)			$220,498,400
Exchange-Traded Funds – 1.0%
Fixed Income ETFs – 1.0%
Invesco Senior Loan Fund ETF (Identified Cost, $2,368,576)		112,000	$ 2,359,840
Common Stocks – 0.2%
Cable TV – 0.1%
Intelsat Emergence S.A. (a)		7,661	$ 225,999
9

MFS High Yield Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Oil Services – 0.1%
LTRI Holdings LP (a)(u)	1,115	$ 253,741
Total Common Stocks (Identified Cost, $1,087,267)		$479,740
	Strike Price	First Exercise
Warrants – 0.0%
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a) (Identified Cost, $0)	GBP 1.14	N/A	11,113	$ 5,217

Mutual Funds (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $2,658,102)	2,657,951	$ 2,658,482
Other Assets, Less Liabilities – 1.6%		3,710,287
Net Assets – 100.0%		$229,711,966
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,658,482 and $223,343,197, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $199,989,298, representing 87.1% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
CDI	Interbank Deposit Certificates
CDO	Collateralized Debt Obligation
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
GBP	British Pound

10

MFS High Yield Portfolio
Portfolio of Investments – continued
Derivative Contracts at 12/31/24
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	1,650,167	EUR	1,501,063	BNP Paribas S.A.	1/17/2025	$94,424
USD	1,650,306	EUR	1,501,062	JPMorgan Chase Bank N.A.	1/17/2025	94,563
USD	174,152	EUR	165,000	UBS AG	1/17/2025	3,141
						$192,128
Liability Derivatives
EUR	931,035	USD	981,557	HSBC Bank	1/17/2025	$(16,607)
EUR	176,574	USD	185,081	UBS AG	1/17/2025	(2,074)
GBP	77,008	USD	100,366	State Street Corp.	1/17/2025	(3,971)
						$(22,652)
See Notes to Financial Statements
11

MFS High Yield Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $227,965,243)	$223,343,197
Investments in affiliated issuers, at value (identified cost, $2,658,102)	2,658,482
Cash	26,176
Receivables for
Forward foreign currency exchange contracts	192,128
Investments sold	343,672
Fund shares sold	39,874
Interest	3,868,643
Other assets	1,157
Total assets	$230,473,329
Liabilities
Payables for
Forward foreign currency exchange contracts	$22,652
Investments purchased	343,672
Fund shares reacquired	289,528
Payable to affiliates
Investment adviser	712
Administrative services fee	238
Shareholder servicing costs	10
Distribution and/or service fees	346
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	104,191
Total liabilities	$761,363
Net assets	$229,711,966
Net assets consist of
Paid-in capital	$287,651,847
Total distributable earnings (loss)	(57,939,881)
Net assets	$229,711,966
Shares of beneficial interest outstanding	45,851,492
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$204,390,754	40,736,952	$5.02
Service Class	25,321,212	5,114,540	4.95
See Notes to Financial Statements
12

MFS High Yield Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Interest	$15,476,141
Dividends from unaffiliated issuers	267,782
Dividends from affiliated issuers	253,911
Income on securities loaned	1,012
Other	44
Total investment income	$15,998,890
Expenses
Management fee	$1,667,788
Distribution and/or service fees	65,723
Shareholder servicing costs	2,283
Administrative services fee	44,348
Independent Trustees' compensation	5,890
Custodian fee	18,054
Shareholder communications	22,524
Audit and tax fees	104,356
Legal fees	1,341
Miscellaneous	35,367
Total expenses	$1,967,674
Reduction of expenses by investment adviser	(184,970)
Net expenses	$1,782,704
Net investment income (loss)	$14,216,186
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(3,898,312)
Affiliated issuers	219
Forward foreign currency exchange contracts	(21,426)
Foreign currency	(4,598)
Net realized gain (loss)	$(3,924,117)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$5,117,908
Affiliated issuers	(612)
Forward foreign currency exchange contracts	237,271
Translation of assets and liabilities in foreign currencies	(2,308)
Net unrealized gain (loss)	$5,352,259
Net realized and unrealized gain (loss)	$1,428,142
Change in net assets from operations	$15,644,328
See Notes to Financial Statements
13

MFS High Yield Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$14,216,186	$13,827,738
Net realized gain (loss)	(3,924,117)	(12,750,010)
Net unrealized gain (loss)	5,352,259	27,867,357
Change in net assets from operations	$15,644,328	$28,945,085
Total distributions to shareholders	$(14,515,992)	$(14,087,664)
Change in net assets from fund share transactions	$(17,278,791)	$(22,030,742)
Total change in net assets	$(16,150,455)	$(7,173,321)
Net assets
At beginning of period	245,862,421	253,035,742
At end of period	$229,711,966	$245,862,421
See Notes to Financial Statements
14

MFS High Yield Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$5.00	$4.72	$5.59	$5.68	$5.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.27	$0.23	$0.23	$0.25
Net realized and unrealized gain (loss)	0.04	0.30	(0.81)	(0.03)	0.03(g)
Total from investment operations	$0.34	$0.57	$(0.58)	$0.20	$0.28
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.29)	$(0.29)	$(0.29)	$(0.32)
Net asset value, end of period (x)	$5.02	$5.00	$4.72	$5.59	$5.68
Total return (%) (k)(r)(s)(x)	6.92	12.41	(10.51)	3.49	5.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.78	0.79	0.78	0.78
Expenses after expense reductions	0.72	0.72	0.72	0.72	0.72
Net investment income (loss)	5.99	5.62	4.68	4.13	4.50
Portfolio turnover rate	58	43	29	63	54
Net assets at end of period (000 omitted)	$204,391	$218,731	$224,472	$298,460	$310,121
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$4.94	$4.65	$5.51	$5.61	$5.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.26	$0.22	$0.22	$0.23
Net realized and unrealized gain (loss)	0.03	0.30	(0.81)	(0.05)	0.03(g)
Total from investment operations	$0.32	$0.56	$(0.59)	$0.17	$0.26
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.27)	$(0.27)	$(0.27)	$(0.30)
Net asset value, end of period (x)	$4.95	$4.94	$4.65	$5.51	$5.61
Total return (%) (k)(r)(s)(x)	6.53	12.48	(10.78)	3.08	4.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.03	1.04	1.03	1.03
Expenses after expense reductions	0.97	0.97	0.97	0.97	0.97
Net investment income (loss)	5.74	5.37	4.43	3.88	4.25
Portfolio turnover rate	58	43	29	63	54
Net assets at end of period (000 omitted)	$25,321	$27,131	$28,563	$38,430	$41,171

See Notes to Financial Statements
15

MFS High Yield Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
16

MFS High Yield Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS High Yield Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their
17

MFS High Yield Portfolio
Notes to Financial Statements  - continued
primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Funds traded on a recognized securities exchange (such as Exchange Traded Funds or Closed End Funds) are generally valued at the official closing price on their primary market or exchange as provided by a third-party pricing service. If no sales are reported that day for these funds, generally they will be valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
18

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$—	$—	$253,741	$253,741
Luxembourg	—	225,999	—	225,999
United Kingdom	—	5,217	—	5,217
U.S. Corporate Bonds	—	183,771,523	—	183,771,523
Commercial Mortgage-Backed Securities	—	141	—	141
Foreign Bonds	—	36,726,736	—	36,726,736
Investment Companies	5,018,322	—	—	5,018,322
Total	$5,018,322	$220,729,616	$253,741	$226,001,679
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$192,128	$—	$192,128
Forward Foreign Currency Exchange Contracts – Liabilities	—	(22,652)	—	(22,652)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 12/31/23	$397,130
Change in unrealized appreciation or depreciation	(143,389)
Balance as of 12/31/24	$253,741
At December 31, 2024, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$192,128	$(22,652)
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
19

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Risk	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Foreign Exchange	$(21,426)	$—
Equity	—	(178,975)
Total	$(21,426)	$(178,975)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Foreign Exchange	$237,271	$—
Equity	—	105,475
Total	$237,271	$105,475
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
20

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
21

MFS High Yield Portfolio
Notes to Financial Statements  - continued
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$14,515,992	$14,087,664
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$231,792,684
Gross appreciation	3,421,385
Gross depreciation	(9,042,914)
Net unrealized appreciation (depreciation)	$(5,621,529)
Undistributed ordinary income	14,865,320
Capital loss carryforwards	(67,182,255)
Other temporary differences	(1,417)
Total distributable earnings (loss)	$(57,939,881)
As of December 31, 2024, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,052,420)
Long-Term	(65,129,835)
Total	$(67,182,255)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$12,959,403	$12,570,924
Service Class	1,556,589	1,516,740
Total	$14,515,992	$14,087,664
22

MFS High Yield Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.70%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $31,503, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.69% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $153,467, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $1,359, which equated to 0.0006% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $924.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0186% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
23

MFS High Yield Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$—	$784,714
Non-U.S. Government securities	133,765,434	146,437,147
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,473,263	$7,447,861	1,475,929	$7,137,260
Service Class	214,582	1,068,309	206,874	988,411
	1,687,845	$8,516,170	1,682,803	$8,125,671
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,623,361	$12,959,403	2,680,368	$12,570,924
Service Class	319,628	1,556,589	327,590	1,516,740
	2,942,989	$14,515,992	3,007,958	$14,087,664
Shares reacquired
Initial Class	(7,087,517)	$(35,744,057)	(8,024,383)	$(38,649,120)
Service Class	(917,192)	(4,566,896)	(1,173,620)	(5,594,957)
	(8,004,709)	$(40,310,953)	(9,198,003)	$(44,244,077)
Net change
Initial Class	(2,990,893)	$(15,336,793)	(3,868,086)	$(18,940,936)
Service Class	(382,982)	(1,941,998)	(639,156)	(3,089,806)
	(3,373,875)	$(17,278,791)	(4,507,242)	$(22,030,742)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 20%, 7%, and 5%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $1,134 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
24

MFS High Yield Portfolio
Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,400,101	$60,548,921	$64,290,147	$219	$(612)	$2,658,482
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$253,911	$—
25

MFS High Yield Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS High Yield Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS High Yield Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
26

MFS High Yield Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
27

MFS High Yield Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
28

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS High Yield Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS High Yield Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS High Yield Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
29

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement
MFS High Yield Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS High Income Fund, which has substantially similar investment strategies, was in the 3rd quintile relative to the
30

MFS High Yield Portfolio
Board Review of Investment Advisory Agreement - continued
other funds in its Broadridge performance universe for the five-year period ended December 31, 2023. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
31

MFS International Growth Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS International Growth Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Aerospace & Defense – 1.6%
Rolls-Royce Holdings PLC (a)	458,987	$ 3,267,208
Singapore Technologies Engineering Ltd.	316,000	1,078,285
		$4,345,493
Alcoholic Beverages – 4.6%
Diageo PLC	130,405	$ 4,142,570
Heineken N.V.	84,351	5,989,298
Pernod Ricard S.A.	22,762	2,545,758
		$12,677,626
Apparel Manufacturers – 3.1%
Burberry Group PLC	63,182	$ 769,822
Kering S.A.	4,516	1,106,779
LVMH Moet Hennessy Louis Vuitton SE	10,352	6,769,060
		$8,645,661
Brokerage & Asset Managers – 2.4%
Deutsche Boerse AG	19,027	$ 4,383,307
London Stock Exchange Group PLC	16,128	2,270,928
		$6,654,235
Business Services – 3.8%
Compass Group PLC	88,266	$ 2,934,064
Experian PLC	84,930	3,633,301
Nomura Research Institute Ltd.	93,600	2,753,567
Sodexo	14,328	1,180,654
		$10,501,586
Chemicals – 0.4%
UPL Ltd.	206,790	$ 1,210,107
Computer Software – 8.8%
Dassault Systemes SE	78,616	$ 2,717,297
Kingsoft Corp.	214,800	930,648
OBIC Co. Ltd.	87,200	2,587,212
Oracle Corp. Japan	20,500	1,962,379
SAP SE	57,850	14,160,019
Totvs S.A.	171,600	743,026
Wisetech Global Ltd.	17,041	1,276,884
		$24,377,465
Computer Software - Systems – 7.6%
Amadeus IT Group S.A.	86,029	$ 6,051,904
Cap Gemini S.A.	29,835	4,866,874
Hitachi Ltd.	416,500	10,236,985
		$21,155,763
Construction – 0.3%
Kingspan Group PLC	11,903	$ 865,767
FCIFS-ANN
1

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.7%
AmorePacific Corp. (a)	17,516	$ 1,246,936
Haleon PLC	403,315	1,899,865
KOSE Corp.	5,100	231,295
Reckitt Benckiser Group PLC	69,115	4,181,756
		$7,559,852
Electrical Equipment – 3.8%
Schneider Electric SE	42,956	$ 10,618,586
Electronics – 7.2%
ASML Holding N.V.	3,775	$ 2,653,943
SK Hynix, Inc.	9,964	1,130,636
Taiwan Semiconductor Manufacturing Co. Ltd.	466,000	15,280,087
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,063	802,402
		$19,867,068
Energy - Independent – 0.8%
Reliance Industries Ltd.	149,372	$ 2,115,867
Entertainment – 0.2%
Lottery Corp. Ltd.	155,271	$ 474,759
Food & Beverages – 3.0%
Nestle S.A.	99,344	$ 8,196,660
Food & Drug Stores – 0.4%
Sugi Holdings Co. Ltd.	65,600	$ 1,026,897
Gaming & Lodging – 3.0%
Aristocrat Leisure Ltd.	61,469	$ 2,600,842
Flutter Entertainment PLC (a)	16,012	4,138,301
Sands China Ltd. (a)	611,600	1,645,811
		$8,384,954
Insurance – 2.5%
AIA Group Ltd.	770,200	$ 5,583,136
Ping An Insurance Co. of China Ltd., “H”	241,000	1,428,936
		$7,012,072
Internet – 1.1%
LY Corp.	496,800	$ 1,315,103
NAVER Corp. (a)	13,777	1,861,390
		$3,176,493
Leisure & Toys – 1.7%
Prosus N.V.	35,894	$ 1,425,883
Tencent Holdings Ltd.	63,200	3,393,278
		$4,819,161
Machinery & Tools – 6.1%
Assa Abloy AB	171,254	$ 5,058,439
Delta Electronics, Inc.	250,000	3,282,801
GEA Group AG	66,304	3,284,325
2

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – continued
RB Global, Inc.	60,179	$ 5,431,579
		$17,057,144
Major Banks – 1.6%
DBS Group Holdings Ltd.	141,190	$ 4,520,065
Medical Equipment – 5.2%
EssilorLuxottica	26,527	$ 6,446,034
QIAGEN N.V.	68,129	3,037,746
Sonova Holding AG	7,016	2,290,608
Terumo Corp.	132,900	2,557,419
		$14,331,807
Natural Gas - Distribution – 0.5%
China Resources Gas Group Ltd.	320,100	$ 1,267,351
Oil Services – 0.5%
Tenaris S.A.	74,003	$ 1,385,174
Other Banks & Diversified Financials – 4.7%
Credicorp Ltd.	15,080	$ 2,764,466
Element Fleet Management Corp.	145,438	2,940,226
Grupo Financiero Banorte S.A. de C.V.	275,171	1,768,004
HDFC Bank Ltd.	163,098	3,373,643
Kasikornbank Co. Ltd.	230,800	1,052,630
Kotak Mahindra Bank Ltd.	55,495	1,155,336
		$13,054,305
Pharmaceuticals – 5.9%
Daiichi Sankyo Co. Ltd.	75,200	$ 2,067,044
Merck KGaA	13,828	2,003,890
Novo Nordisk A.S., “B”	40,714	3,530,070
Roche Holding AG	30,769	8,662,310
		$16,263,314
Precious Metals & Minerals – 3.1%
Agnico Eagle Mines Ltd.	61,189	$ 4,787,168
Franco-Nevada Corp.	32,328	3,798,981
		$8,586,149
Railroad & Shipping – 0.8%
Canadian Pacific Kansas City Ltd.	31,442	$ 2,276,589
Restaurants – 0.6%
Yum China Holdings, Inc.	25,320	$ 1,219,664
Yum China Holdings, Inc.	11,000	529,984
		$1,749,648
Specialty Chemicals – 7.1%
Air Liquide S.A.	31,041	$ 5,018,481
Akzo Nobel N.V.	19,632	1,178,663
Linde PLC	15,994	6,696,208
Resonac Holdings Corp.	73,700	1,851,049
Sika AG	7,773	1,848,288
3

MFS International Growth Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – continued
Symrise AG	27,979	$ 2,975,006
		$19,567,695
Specialty Stores – 1.9%
Alibaba Group Holding Ltd.	145,200	$ 1,540,494
Zalando SE (a)	64,233	2,155,093
ZOZO, Inc.	51,600	1,593,894
		$5,289,481
Telecommunications - Wireless – 0.2%
Advanced Info Service Public Co. Ltd.	70,700	$ 595,128
Tobacco – 0.3%
ITC Ltd.	171,943	$ 971,342
Total Common Stocks (Identified Cost, $198,599,490)		$270,601,264
Mutual Funds (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $5,419,495)	5,419,145	$ 5,420,229
Other Assets, Less Liabilities – 0.5%		1,472,163
Net Assets – 100.0%		$277,493,656
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,420,229 and $270,601,264, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
4

MFS International Growth Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $198,599,490)	$270,601,264
Investments in affiliated issuers, at value (identified cost, $5,419,495)	5,420,229
Foreign currency, at value (identified cost, $37)	37
Receivables for
Fund shares sold	1,372,670
Interest and dividends	617,125
Receivable from investment adviser	16,170
Other assets	1,388
Total assets	$278,028,883
Liabilities
Payables for
Fund shares reacquired	$83,193
Payable to affiliates
Administrative services fee	277
Shareholder servicing costs	12
Distribution and/or service fees	2,016
Payable for independent Trustees' compensation	15
Deferred foreign capital gains tax expense payable	350,848
Accrued expenses and other liabilities	98,866
Total liabilities	$535,227
Net assets	$277,493,656
Net assets consist of
Paid-in capital	$188,236,578
Total distributable earnings (loss)	89,257,078
Net assets	$277,493,656
Shares of beneficial interest outstanding	17,738,163
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$129,657,269	8,212,244	$15.79
Service Class	147,836,387	9,525,919	15.52
See Notes to Financial Statements
5

MFS International Growth Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$5,097,017
Dividends from affiliated issuers	245,199
Interest	1,980
Income on securities loaned	1,209
Other	1,128
Foreign taxes withheld	(554,300)
Total investment income	$4,792,233
Expenses
Management fee	$2,390,085
Distribution and/or service fees	343,654
Shareholder servicing costs	2,829
Administrative services fee	48,246
Independent Trustees' compensation	6,825
Custodian fee	60,839
Shareholder communications	11,622
Audit and tax fees	90,826
Legal fees	1,510
Miscellaneous	29,455
Total expenses	$2,985,891
Reduction of expenses by investment adviser	(301,413)
Net expenses	$2,684,478
Net investment income (loss)	$2,107,755
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $35,092 foreign capital gains tax)	$18,012,460
Affiliated issuers	1,280
Foreign currency	(41,145)
Net realized gain (loss)	$17,972,595
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $147,233 increase in deferred foreign capital gains tax)	$1,795,867
Affiliated issuers	304
Translation of assets and liabilities in foreign currencies	(40,784)
Net unrealized gain (loss)	$1,755,387
Net realized and unrealized gain (loss)	$19,727,982
Change in net assets from operations	$21,835,737
See Notes to Financial Statements
6

MFS International Growth Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$2,107,755	$2,133,327
Net realized gain (loss)	17,972,595	603,120
Net unrealized gain (loss)	1,755,387	26,401,748
Change in net assets from operations	$21,835,737	$29,138,195
Total distributions to shareholders	$(3,280,042)	$(8,452,427)
Change in net assets from fund share transactions	$19,201,299	$31,927,707
Total change in net assets	$37,756,994	$52,613,475
Net assets
At beginning of period	239,736,662	187,123,187
At end of period	$277,493,656	$239,736,662
See Notes to Financial Statements
7

MFS International Growth Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$14.67	$13.35	$16.78	$16.09	$14.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.17	$0.13	$0.09	$0.10
Net realized and unrealized gain (loss)	1.18	1.76	(2.65)	1.39	2.12
Total from investment operations	$1.33	$1.93	$(2.52)	$1.48	$2.22
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.09)	$(0.09)	$(0.21)
From net realized gain	(0.05)	(0.45)	(0.82)	(0.70)	(0.18)
Total distributions declared to shareholders	$(0.21)	$(0.61)	$(0.91)	$(0.79)	$(0.39)
Net asset value, end of period (x)	$15.79	$14.67	$13.35	$16.78	$16.09
Total return (%) (k)(r)(s)(x)	9.00	14.72	(14.95)	9.27	15.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.99	1.01	1.01	1.01	1.04
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.88
Net investment income (loss)	0.93	1.16	0.93	0.52	0.72
Portfolio turnover rate	19	17	11	14	26
Net assets at end of period (000 omitted)	$129,657	$118,996	$103,798	$124,671	$120,291
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$14.43	$13.15	$16.55	$15.90	$14.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.12	$0.09	$0.04	$0.06
Net realized and unrealized gain (loss)	1.17	1.74	(2.61)	1.38	2.09
Total from investment operations	$1.27	$1.86	$(2.52)	$1.42	$2.15
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.06)	$(0.07)	$(0.18)
From net realized gain	(0.05)	(0.45)	(0.82)	(0.70)	(0.18)
Total distributions declared to shareholders	$(0.18)	$(0.58)	$(0.88)	$(0.77)	$(0.36)
Net asset value, end of period (x)	$15.52	$14.43	$13.15	$16.55	$15.90
Total return (%) (k)(r)(s)(x)	8.76	14.39	(15.18)	8.99	15.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.24	1.26	1.26	1.27	1.29
Expenses after expense reductions	1.13	1.13	1.13	1.13	1.13
Net investment income (loss)	0.67	0.87	0.65	0.22	0.44
Portfolio turnover rate	19	17	11	14	26
Net assets at end of period (000 omitted)	$147,836	$120,740	$83,325	$87,545	$51,852

See Notes to Financial Statements
8

MFS International Growth Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
9

MFS International Growth Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Growth Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
10

MFS International Growth Portfolio
Notes to Financial Statements  - continued
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$1,180,654	$40,088,869	$—	$41,269,523
Germany	31,999,386	—	—	31,999,386
Japan	—	28,182,844	—	28,182,844
United Kingdom	15,729,835	11,507,980	—	27,237,815
Switzerland	20,997,866	—	—	20,997,866
Taiwan	19,365,290	—	—	19,365,290
Canada	19,234,543	—	—	19,234,543
Netherlands	5,258,489	5,989,298	—	11,247,787
China	10,310,355	—	—	10,310,355
Other Countries	45,010,072	15,745,783	—	60,755,855
Investment Companies	5,420,229	—	—	5,420,229
Total	$174,506,719	$101,514,774	$—	$276,021,493
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard
11

MFS International Growth Portfolio
Notes to Financial Statements  - continued
trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$3,076,742	$2,165,974
Long-term capital gains	203,300	6,286,453
Total distributions	$3,280,042	$8,452,427
The federal tax cost and the tax basis components of distributable earnings were as follows:
12

MFS International Growth Portfolio
Notes to Financial Statements  - continued
As of 12/31/24
Cost of investments	$206,830,775
Gross appreciation	85,730,466
Gross depreciation	(16,539,748)
Net unrealized appreciation (depreciation)	$69,190,718
Undistributed ordinary income	4,849,609
Undistributed long-term capital gain	15,608,092
Other temporary differences	(391,341)
Total distributable earnings (loss)	$89,257,078
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$1,669,193	$4,565,226
Service Class	1,610,849	3,887,201
Total	$3,280,042	$8,452,427
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $35,159, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $266,254, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these
13

MFS International Growth Portfolio
Notes to Financial Statements  - continued
participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $1,748, which equated to 0.0007% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $1,081.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0182% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $64,116,808 and $50,062,752, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,197,012	$33,520,513	1,326,911	$18,807,870
Service Class	2,877,677	44,264,905	3,090,390	42,569,082
	5,074,689	$77,785,418	4,417,301	$61,376,952
Shares issued to shareholders in reinvestment of distributions
Initial Class	103,037	$1,669,193	328,670	$4,565,226
Service Class	101,057	1,610,849	284,152	3,887,201
	204,094	$3,280,042	612,822	$8,452,427
Shares reacquired
Initial Class	(2,200,202)	$(33,838,892)	(1,319,223)	$(18,889,920)
Service Class	(1,818,153)	(28,025,269)	(1,346,630)	(19,011,752)
	(4,018,355)	$(61,864,161)	(2,665,853)	$(37,901,672)
Net change
Initial Class	99,847	$1,350,814	336,358	$4,483,176
Service Class	1,160,581	17,850,485	2,027,912	27,444,531
	1,260,428	$19,201,299	2,364,270	$31,927,707
14

MFS International Growth Portfolio
Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 10%, 5%, and 2%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $1,369 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,059,863	$60,102,069	$56,743,287	$1,280	$304	$5,420,229
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$245,199	$—
15

MFS International Growth Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Growth Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
16

MFS International Growth Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
17

MFS International Growth Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $224,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $5,084,330. The fund intends to pass through foreign tax credits of $576,607 for the fiscal year.
18

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS International Growth Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS International Growth Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS International Growth Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
19

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement
MFS International Growth Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
20

MFS International Growth Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
21

MFS International Intrinsic Value Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS International Intrinsic Value Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Airlines – 0.9%
Ryanair Holdings PLC, ADR	271,772	$ 11,846,541
Alcoholic Beverages – 2.8%
Diageo PLC	685,421	$ 21,773,739
Pernod Ricard S.A.	146,196	16,350,919
		$38,124,658
Apparel Manufacturers – 0.9%
Compagnie Financiere Richemont S.A.	42,422	$ 6,445,919
LVMH Moet Hennessy Louis Vuitton SE	7,810	5,106,874
		$11,552,793
Automotive – 0.7%
Knorr-Bremse AG	127,799	$ 9,312,972
Brokerage & Asset Managers – 5.3%
Deutsche Boerse AG	135,638	$ 31,247,330
Euronext N.V.	157,528	17,655,807
London Stock Exchange Group PLC	156,891	22,091,285
		$70,994,422
Business Services – 3.7%
Experian PLC	449,043	$ 19,210,036
Intertek Group PLC	180,193	10,665,591
Nomura Research Institute Ltd.	330,700	9,728,684
SGS S.A.	108,470	10,861,940
		$50,466,251
Computer Software – 4.9%
Cadence Design Systems, Inc. (a)	57,558	$ 17,293,877
Dassault Systemes SE	279,160	9,648,935
NICE Systems Ltd., ADR (a)	46,934	7,971,270
SAP SE	127,275	31,153,266
		$66,067,348
Computer Software - Systems – 4.0%
Amadeus IT Group S.A.	261,554	$ 18,399,605
Cap Gemini S.A.	97,790	15,952,126
Samsung Electronics Co. Ltd.	556,811	20,121,825
		$54,473,556
Construction – 3.5%
Compagnie de Saint-Gobain S.A.	259,986	$ 22,885,415
CRH PLC	260,436	24,095,539
		$46,980,954
FCGFS-ANN
1

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 5.8%
Beiersdorf AG	76,838	$ 9,869,485
Haleon PLC	5,378,460	25,335,900
Kenvue, Inc.	635,981	13,578,194
KOSE Corp.	30,900	1,401,374
Lion Corp.	161,900	1,810,095
Reckitt Benckiser Group PLC	111,785	6,763,475
ROHTO Pharmaceutical Co. Ltd.	697,200	12,605,030
Svenska Cellulosa Aktiebolaget	508,113	6,450,239
		$77,813,792
Electrical Equipment – 7.4%
Legrand S.A.	341,174	$ 33,017,386
Mitsubishi Electric Corp.	1,446,900	24,523,326
Schneider Electric SE	166,455	41,147,143
Yokogawa Electric Corp.	71,900	1,528,701
		$100,216,556
Electronics – 6.0%
Analog Devices, Inc.	64,925	$ 13,793,966
ASML Holding N.V.	13,040	9,167,527
Hirose Electric Co. Ltd.	80,700	9,504,550
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	246,354	48,652,451
		$81,118,494
Energy - Independent – 1.3%
Woodside Energy Group Ltd.	1,119,004	$ 17,038,149
Energy - Integrated – 4.3%
Aker BP ASA	525,794	$ 10,240,221
Galp Energia SGPS S.A., “B”	408,180	6,766,799
Petroleo Brasileiro S.A., ADR	528,337	6,255,510
TotalEnergies SE	628,954	34,950,277
		$58,212,807
Engineering - Construction – 0.7%
Taisei Corp.	211,000	$ 8,855,470
Food & Beverages – 2.5%
Chocoladefabriken Lindt & Sprungli AG	358	$ 3,972,299
Ezaki Glico Co. Ltd.	193,800	5,781,545
Novozymes A/S	72,404	4,100,332
Toyo Suisan Kaisha Ltd.	298,700	20,249,798
		$34,103,974
Food & Drug Stores – 0.1%
Ocado Group PLC (a)	258,667	$ 978,923
Insurance – 2.3%
Hiscox Ltd.	507,312	$ 6,878,174
Samsung Fire & Marine Insurance Co. Ltd.	29,815	7,260,590
Willis Towers Watson PLC	52,065	16,308,840
		$30,447,604
Internet – 0.5%
M3, Inc.	780,400	$ 6,806,105
2

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 4.0%
Epiroc AB	491,947	$ 8,561,613
GEA Group AG	226,172	11,203,279
IMI PLC	886,951	20,132,778
Schindler Holding AG	31,817	8,778,554
Spirax Group PLC	66,969	5,714,622
		$54,390,846
Major Banks – 10.3%
Banco de Sabadell S.A.	5,431,602	$ 10,560,609
Bank of Ireland Group PLC	2,017,969	18,407,293
Lloyds TSB Group PLC	12,594,600	8,591,708
National Bank of Greece S.A	835,770	6,631,508
NatWest Group PLC	7,727,053	38,897,127
Resona Holdings, Inc.	3,984,100	28,979,646
UBS Group AG	870,171	26,587,893
		$138,655,784
Medical Equipment – 7.1%
Agilent Technologies, Inc.	149,388	$ 20,068,784
Bruker BioSciences Corp.	142,749	8,367,946
EssilorLuxottica	91,749	22,294,914
Olympus Corp.	509,800	7,593,242
Shimadzu Corp.	654,200	18,387,530
Smith & Nephew PLC	988,053	12,143,001
Waters Corp. (a)	18,073	6,704,722
		$95,560,139
Metals & Mining – 1.1%
Glencore PLC	3,423,922	$ 15,054,548
Oil Services – 0.4%
Tenaris S.A.	323,149	$ 6,048,640
Other Banks & Diversified Financials – 6.1%
AIB Group PLC	5,441,412	$ 30,042,466
CaixaBank S.A.	5,191,063	28,154,816
Chiba Bank Ltd.	1,371,500	10,655,939
Julius Baer Group Ltd.	144,407	9,333,827
Mebuki Financial Group, Inc.	983,400	3,973,383
		$82,160,431
Pharmaceuticals – 1.7%
Roche Holding AG	81,008	$ 22,805,954
Precious Metals & Minerals – 5.0%
Agnico Eagle Mines Ltd.	173,787	$ 13,596,359
Franco-Nevada Corp.	327,736	38,513,454
Wheaton Precious Metals Corp.	271,502	15,282,081
		$67,391,894
Printing & Publishing – 1.6%
Wolters Kluwer N.V.	128,018	$ 21,233,388
3

MFS International Intrinsic Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – 2.2%
Croda International PLC	89,262	$ 3,782,638
Nitto Denko Corp.	444,200	7,428,016
Sika AG	34,730	8,258,205
Symrise AG	97,243	10,339,846
		$29,808,705
Specialty Stores – 0.4%
Zalando SE (a)	181,674	$ 6,095,376
Total Common Stocks (Identified Cost, $1,019,765,501)		$1,314,617,074
Mutual Funds (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $29,421,393)	29,419,460	$ 29,425,344
Other Assets, Less Liabilities – 0.3%		4,214,665
Net Assets – 100.0%		$1,348,257,083
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $29,425,344 and $1,314,617,074, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
4

MFS International Intrinsic Value Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $1,019,765,501)	$1,314,617,074
Investments in affiliated issuers, at value (identified cost, $29,421,393)	29,425,344
Foreign currency, at value (identified cost, $3)	3
Receivables for
Fund shares sold	1,556,467
Dividends	3,653,585
Other assets	4,747
Total assets	$1,349,257,220
Liabilities
Payables for
Fund shares reacquired	$663,694
Payable to affiliates
Investment adviser	6,128
Administrative services fee	1,133
Shareholder servicing costs	30
Distribution and/or service fees	14,511
Payable for independent Trustees' compensation	192
Payable for custodian fee	132,798
Payable for shareholder communications	135,367
Accrued expenses and other liabilities	46,284
Total liabilities	$1,000,137
Net assets	$1,348,257,083
Net assets consist of
Paid-in capital	$959,078,891
Total distributable earnings (loss)	389,178,192
Net assets	$1,348,257,083
Shares of beneficial interest outstanding	46,012,631
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$290,216,570	9,743,179	$29.79
Service Class	1,058,040,513	36,269,452	29.17
See Notes to Financial Statements
5

MFS International Intrinsic Value Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$37,619,993
Dividends from affiliated issuers	1,108,654
Income on securities loaned	80,065
Interest	729
Other	378
Foreign taxes withheld	(3,533,741)
Total investment income	$35,276,078
Expenses
Management fee	$12,106,687
Distribution and/or service fees	2,745,989
Shareholder servicing costs	6,120
Administrative services fee	208,387
Independent Trustees' compensation	25,953
Custodian fee	199,097
Shareholder communications	142,217
Audit and tax fees	81,703
Legal fees	7,925
Miscellaneous	40,728
Total expenses	$15,564,806
Reduction of expenses by investment adviser	(449,887)
Net expenses	$15,114,919
Net investment income (loss)	$20,161,159
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$84,780,087
Affiliated issuers	1,317
Foreign currency	(170,520)
Net realized gain (loss)	$84,610,884
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(10,222,637)
Affiliated issuers	(415)
Translation of assets and liabilities in foreign currencies	(173,722)
Net unrealized gain (loss)	$(10,396,774)
Net realized and unrealized gain (loss)	$74,214,110
Change in net assets from operations	$94,375,269
See Notes to Financial Statements
6

MFS International Intrinsic Value Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$20,161,159	$16,415,827
Net realized gain (loss)	84,610,884	59,437,015
Net unrealized gain (loss)	(10,396,774)	134,434,200
Change in net assets from operations	$94,375,269	$210,287,042
Total distributions to shareholders	$(78,131,162)	$(104,795,926)
Change in net assets from fund share transactions	$(22,773,852)	$(10,874,176)
Total change in net assets	$(6,529,745)	$94,616,940
Net assets
At beginning of period	1,354,786,828	1,260,169,888
At end of period	$1,348,257,083	$1,354,786,828
See Notes to Financial Statements
7

MFS International Intrinsic Value Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$29.40	$27.24	$37.62	$35.05	$29.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.42	$0.21	$0.16	$0.18
Net realized and unrealized gain (loss)	1.71	4.20	(9.07)	3.51	5.87
Total from investment operations	$2.22	$4.62	$(8.86)	$3.67	$6.05
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.22)	$(0.23)	$(0.12)	$(0.31)
From net realized gain	(1.40)	(2.24)	(1.29)	(0.98)	(0.63)
Total distributions declared to shareholders	$(1.83)	$(2.46)	$(1.52)	$(1.10)	$(0.94)
Net asset value, end of period (x)	$29.79	$29.40	$27.24	$37.62	$35.05
Total return (%) (k)(r)(s)(x)	7.25	17.66	(23.56)	10.55	20.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.92	0.91	0.92	0.90	0.92
Expenses after expense reductions	0.89	0.90	0.90	0.89	0.90
Net investment income (loss)	1.63	1.45	0.71	0.45	0.59
Portfolio turnover rate	15	20	30	13	10
Net assets at end of period (000 omitted)	$290,217	$277,965	$253,911	$344,052	$328,247
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$28.83	$26.75	$36.96	$34.47	$29.47
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.34	$0.13	$0.07	$0.10
Net realized and unrealized gain (loss)	1.67	4.12	(8.90)	3.45	5.77
Total from investment operations	$2.10	$4.46	$(8.77)	$3.52	$5.87
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.14)	$(0.15)	$(0.05)	$(0.24)
From net realized gain	(1.40)	(2.24)	(1.29)	(0.98)	(0.63)
Total distributions declared to shareholders	$(1.76)	$(2.38)	$(1.44)	$(1.03)	$(0.87)
Net asset value, end of period (x)	$29.17	$28.83	$26.75	$36.96	$34.47
Total return (%) (k)(r)(s)(x)	6.97	17.37	(23.75)	10.28	20.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.17	1.16	1.17	1.15	1.17
Expenses after expense reductions	1.14	1.15	1.15	1.14	1.15
Net investment income (loss)	1.40	1.21	0.46	0.19	0.34
Portfolio turnover rate	15	20	30	13	10
Net assets at end of period (000 omitted)	$1,058,041	$1,076,821	$1,006,259	$1,318,997	$1,177,140

See Notes to Financial Statements
8

MFS International Intrinsic Value Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
9

MFS International Intrinsic Value Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS International Intrinsic Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and
10

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$113,835,206	$128,273,878	$—	$242,109,084
France	—	219,009,796	—	219,009,796
Japan	45,417,130	134,395,304	—	179,812,434
Germany	109,221,554	—	—	109,221,554
Switzerland	97,044,591	—	—	97,044,591
United States	96,116,329	—	—	96,116,329
Canada	67,391,894	—	—	67,391,894
Ireland	60,296,300	—	—	60,296,300
Spain	38,715,425	18,399,605	—	57,115,030
Other Countries	158,499,875	28,000,187	—	186,500,062
Investment Companies	29,425,344	—	—	29,425,344
Total	$815,963,648	$528,078,770	$—	$1,344,042,418
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the
11

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$17,869,368	$6,792,426
Long-term capital gains	60,261,794	98,003,500
Total distributions	$78,131,162	$104,795,926
The federal tax cost and the tax basis components of distributable earnings were as follows:
12

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
As of 12/31/24
Cost of investments	$1,057,062,118
Gross appreciation	358,596,030
Gross depreciation	(71,615,730)
Net unrealized appreciation (depreciation)	$286,980,300
Undistributed ordinary income	24,580,058
Undistributed long-term capital gain	77,809,690
Other temporary differences	(191,856)
Total distributable earnings (loss)	$389,178,192
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$16,703,644	$21,771,899
Service Class	61,427,518	83,024,027
Total	$78,131,162	$104,795,926
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $183,640, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.86% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.89% of average daily net assets for the Initial Class shares and 1.14% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $266,247, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these
13

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $4,393, which equated to 0.0003% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $1,727.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0150% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
During the year ended December 31, 2024, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $228,692.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $201,930,358 and $289,295,095, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,832,695	$56,488,740	1,281,995	$37,476,940
Service Class	3,420,863	103,535,681	3,262,017	92,619,281
	5,253,558	$160,024,421	4,544,012	$130,096,221
Shares issued to shareholders in reinvestment of distributions
Initial Class	523,783	$16,394,418	782,133	$21,360,062
Service Class	2,002,201	61,427,518	3,097,911	83,024,027
	2,525,984	$77,821,936	3,880,044	$104,384,089
Shares reacquired
Initial Class	(2,067,278)	$(63,785,141)	(1,932,937)	$(56,194,165)
Service Class	(6,500,365)	(196,835,068)	(6,633,208)	(189,160,321)
	(8,567,643)	$(260,620,209)	(8,566,145)	$(245,354,486)
14

MFS International Intrinsic Value Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Net change
Initial Class	289,200	$9,098,017	131,191	$2,642,837
Service Class	(1,077,301)	(31,871,869)	(273,280)	(13,517,013)
	(788,101)	$(22,773,852)	(142,089)	$(10,874,176)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Growth Allocation Portfolio were the owners of record of approximately 2% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Portfolio was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective at the close of business on October 16, 2017, the fund was closed to new investors subject to certain exceptions.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $6,925 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$24,432,075	$196,946,583	$191,954,216	$1,317	$(415)	$29,425,344
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,108,654	$—
15

MFS International Intrinsic Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS International Intrinsic Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
16

MFS International Intrinsic Value Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
17

MFS International Intrinsic Value Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $66,288,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $36,841,240. The fund intends to pass through foreign tax credits of $3,497,994 for the fiscal year.
18

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS International Intrinsic Value Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS International Intrinsic Value Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS International Intrinsic Value Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
19

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement
MFS International Intrinsic Value Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
20

MFS International Intrinsic Value Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any.  In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.  The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
21

MFS Massachusetts Investors Growth Stock Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Apparel Manufacturers – 2.8%
LVMH Moet Hennessy Louis Vuitton SE	18,443	$ 12,059,677
NIKE, Inc., “B”	204,260	15,456,354
		$27,516,031
Automotive – 1.0%
Aptiv PLC (a)	167,264	$ 10,116,127
Broadcasting – 1.2%
Walt Disney Co.	106,747	$ 11,886,278
Brokerage & Asset Managers – 2.1%
Brookfield Asset Management Ltd.	190,358	$ 10,324,053
Charles Schwab Corp.	138,371	10,240,838
		$20,564,891
Business Services – 6.7%
Accenture PLC, “A”	99,487	$ 34,998,532
Fiserv, Inc. (a)	72,668	14,927,460
TransUnion	182,715	16,939,508
		$66,865,500
Computer Software – 15.8%
Microsoft Corp.	315,343	$132,917,075
Salesforce, Inc.	71,953	24,056,046
		$156,973,121
Computer Software - Systems – 5.8%
Apple, Inc.	230,166	$ 57,638,170
Construction – 2.2%
Otis Worldwide Corp.	115,243	$ 10,672,654
Sherwin-Williams Co.	33,093	11,249,304
		$21,921,958
Consumer Products – 3.6%
Church & Dwight Co., Inc.	227,936	$ 23,867,178
Estée Lauder Cos., Inc., “A”	157,557	11,813,624
		$35,680,802
Electrical Equipment – 5.5%
Amphenol Corp., “A”	267,497	$ 18,577,667
Hubbell, Inc.	36,772	15,403,423
Schneider Electric SE	35,180	8,696,383
TE Connectivity PLC	83,648	11,959,155
		$54,636,628
MISFS-ANN
1

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 8.8%
Analog Devices, Inc.	42,490	$ 9,027,426
NVIDIA Corp.	404,204	54,280,555
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	90,361	17,845,394
Texas Instruments, Inc.	34,259	6,423,905
		$87,577,280
Food & Beverages – 2.7%
McCormick & Co., Inc.	163,587	$ 12,471,873
PepsiCo, Inc.	98,082	14,914,349
		$27,386,222
Gaming & Lodging – 0.9%
Hilton Worldwide Holdings, Inc.	36,038	$ 8,907,152
Insurance – 3.6%
Aon PLC	67,922	$ 24,394,866
Marsh & McLennan Cos., Inc.	53,379	11,338,233
		$35,733,099
Internet – 5.3%
Alphabet, Inc., “A”	218,271	$ 41,318,700
Gartner, Inc. (a)	22,902	11,095,332
		$52,414,032
Leisure & Toys – 2.2%
Electronic Arts, Inc.	47,938	$ 7,013,329
Tencent Holdings Ltd.	271,800	14,593,242
		$21,606,571
Machinery & Tools – 2.5%
Eaton Corp. PLC	55,259	$ 18,338,804
Graco, Inc.	80,007	6,743,790
		$25,082,594
Medical & Health Technology & Services – 1.4%
ICON PLC (a)	46,620	$ 9,776,680
Veeva Systems, Inc. (a)	19,324	4,062,871
		$13,839,551
Medical Equipment – 10.3%
Agilent Technologies, Inc.	160,234	$ 21,525,835
Becton, Dickinson and Co.	72,365	16,417,447
Boston Scientific Corp. (a)	153,994	13,754,744
Danaher Corp.	52,971	12,159,493
Mettler-Toledo International, Inc. (a)	8,967	10,972,739
STERIS PLC	80,269	16,500,096
Stryker Corp.	11,432	4,116,092
Thermo Fisher Scientific, Inc.	13,205	6,869,637
		$102,316,083
2

MFS Massachusetts Investors Growth Stock Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 7.0%
Mastercard, Inc., “A”	25,161	$ 13,249,028
Moody's Corp.	26,974	12,768,682
Visa, Inc., “A”	137,025	43,305,381
		$69,323,091
Railroad & Shipping – 0.9%
Canadian Pacific Kansas City Ltd.	132,797	$ 9,610,519
Restaurants – 0.6%
Starbucks Corp.	65,505	$ 5,977,331
Specialty Stores – 2.5%
Ross Stores, Inc.	95,686	$ 14,474,421
TJX Cos., Inc.	84,715	10,234,419
		$24,708,840
Telecommunications - Wireless – 1.7%
American Tower Corp., REIT	92,314	$ 16,931,311
Utilities - Electric Power – 2.0%
CMS Energy Corp.	294,112	$ 19,602,565
Total Common Stocks (Identified Cost, $471,937,404)		$984,815,747
Mutual Funds (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $8,560,229)	8,558,725	$ 8,560,437
Other Assets, Less Liabilities – (0.0)%		(188,055)
Net Assets – 100.0%		$993,188,129
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,560,437 and $984,815,747, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
3

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $471,937,404)	$984,815,747
Investments in affiliated issuers, at value (identified cost, $8,560,229)	8,560,437
Cash	62,529
Receivables for
Investments sold	297,070
Fund shares sold	47,219
Dividends	752,258
Receivable from investment adviser	19,229
Other assets	3,727
Total assets	$994,558,216
Liabilities
Payables for
Fund shares reacquired	$1,215,888
Payable to affiliates
Administrative services fee	853
Shareholder servicing costs	26
Distribution and/or service fees	5,785
Payable for independent Trustees' compensation	77
Accrued expenses and other liabilities	147,458
Total liabilities	$1,370,087
Net assets	$993,188,129
Net assets consist of
Paid-in capital	$344,591,731
Total distributable earnings (loss)	648,596,398
Net assets	$993,188,129
Shares of beneficial interest outstanding	41,930,637
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$573,217,403	23,930,804	$23.95
Service Class	419,970,726	17,999,833	23.33
See Notes to Financial Statements
4

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$9,930,897
Dividends from affiliated issuers	315,545
Other	132
Foreign taxes withheld	(172,605)
Total investment income	$10,073,969
Expenses
Management fee	$7,559,277
Distribution and/or service fees	1,061,161
Shareholder servicing costs	5,214
Administrative services fee	154,234
Independent Trustees' compensation	19,531
Custodian fee	51,627
Shareholder communications	71,468
Audit and tax fees	75,728
Legal fees	5,723
Miscellaneous	37,114
Total expenses	$9,041,077
Reduction of expenses by investment adviser	(649,201)
Net expenses	$8,391,876
Net investment income (loss)	$1,682,093
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$136,014,808
Affiliated issuers	120
Foreign currency	2,100
Net realized gain (loss)	$136,017,028
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$13,054,653
Affiliated issuers	(509)
Translation of assets and liabilities in foreign currencies	(7,882)
Net unrealized gain (loss)	$13,046,262
Net realized and unrealized gain (loss)	$149,063,290
Change in net assets from operations	$150,745,383
See Notes to Financial Statements
5

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$1,682,093	$2,555,976
Net realized gain (loss)	136,017,028	87,726,843
Net unrealized gain (loss)	13,046,262	108,640,263
Change in net assets from operations	$150,745,383	$198,923,082
Total distributions to shareholders	$(90,811,774)	$(49,801,174)
Change in net assets from fund share transactions	$(44,909,961)	$(50,125,930)
Total change in net assets	$15,023,648	$98,995,978
Net assets
At beginning of period	978,164,481	879,168,503
At end of period	$993,188,129	$978,164,481
See Notes to Financial Statements
6

MFS Massachusetts Investors Growth Stock Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$22.63	$19.29	$27.57	$25.06	$22.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.06	$0.04	$0.06
Net realized and unrealized gain (loss)	3.55	4.44	(5.14)	6.24	4.80
Total from investment operations	$3.62	$4.52	$(5.08)	$6.28	$4.86
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.06)	$(0.02)	$(0.07)	$(0.11)
From net realized gain	(2.21)	(1.12)	(3.18)	(3.70)	(2.27)
Total distributions declared to shareholders	$(2.30)	$(1.18)	$(3.20)	$(3.77)	$(2.38)
Net asset value, end of period (x)	$23.95	$22.63	$19.29	$27.57	$25.06
Total return (%) (k)(r)(s)(x)	16.27	24.01	(19.26)	25.97	22.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.78	0.79	0.78	0.79
Expenses after expense reductions	0.73	0.73	0.76	0.76	0.78
Net investment income (loss)	0.27	0.38	0.29	0.15	0.27
Portfolio turnover rate	19	20	17	15	33
Net assets at end of period (000 omitted)	$573,217	$569,547	$517,839	$714,524	$641,267
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$22.10	$18.86	$27.07	$24.67	$22.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.03	$0.01	$(0.03)	$0.00(w)
Net realized and unrealized gain (loss)	3.46	4.34	(5.04)	6.14	4.72
Total from investment operations	$3.47	$4.37	$(5.03)	$6.11	$4.72
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.01)	$—	$(0.01)	$(0.05)
From net realized gain	(2.21)	(1.12)	(3.18)	(3.70)	(2.27)
Total distributions declared to shareholders	$(2.24)	$(1.13)	$(3.18)	$(3.71)	$(2.32)
Net asset value, end of period (x)	$23.33	$22.10	$18.86	$27.07	$24.67
Total return (%) (k)(r)(s)(x)	15.98	23.70	(19.45)	25.66	22.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	1.03	1.04	1.03	1.04
Expenses after expense reductions	0.98	0.98	1.01	1.01	1.03
Net investment income (loss)	0.02	0.13	0.04	(0.10)	0.02
Portfolio turnover rate	19	20	17	15	33
Net assets at end of period (000 omitted)	$419,971	$408,618	$361,330	$475,478	$428,289

See Notes to Financial Statements
7

MFS Massachusetts Investors Growth Stock Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
8

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Massachusetts Investors Growth Stock Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data.
9

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$911,686,479	$—	$—	$911,686,479
France	—	20,756,060	—	20,756,060
Canada	19,934,572	—	—	19,934,572
Taiwan	17,845,394	—	—	17,845,394
China	14,593,242	—	—	14,593,242
Investment Companies	8,560,437	—	—	8,560,437
Total	$972,620,124	$20,756,060	$—	$993,376,184
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
10

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$8,395,642	$1,792,686
Long-term capital gains	82,416,132	48,008,488
Total distributions	$90,811,774	$49,801,174
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$483,327,129
Gross appreciation	532,487,526
Gross depreciation	(22,438,471)
Net unrealized appreciation (depreciation)	$510,049,055
Undistributed ordinary income	10,539,925
Undistributed long-term capital gain	128,011,248
Other temporary differences	(3,830)
Total distributable earnings (loss)	$648,596,398
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$52,482,119	$29,382,026
Service Class	38,329,655	20,419,148
Total	$90,811,774	$49,801,174
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
11

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
Up to $1 billion	0.75%
In excess of $1 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $133,436, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
For the period from January 1, 2024 through July 31, 2024, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses did not exceed 0.73% of average daily net assets for the Initial Class shares and 0.98% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2024. For the period from January 1, 2024 through July 31, 2024, this reduction amounted to $246,405, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2024, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.72% of average daily net assets for the Initial Class shares and 0.97% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the period from August 1, 2024 through December 31, 2024, this reduction amounted to $269,360, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $3,689, which equated to 0.0004% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $1,525.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0153% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 19, 2024, MFS redeemed 6 shares of Service Class for an aggregate amount of $156.
12

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
During the year ended December 31, 2024, pursuant to a policy adopted by the Board of Trustees and designed to comply with Rule 17a-7 under the Investment Company Act of 1940 (the “Act”) and relevant guidance, the fund engaged in purchase transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) which amounted to $740,904.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $186,574,828 and $324,056,289, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	302,717	$7,206,834	370,022	$7,786,251
Service Class	715,435	16,849,090	1,052,398	21,640,835
	1,018,152	$24,055,924	1,422,420	$29,427,086
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,254,387	$52,482,119	1,420,108	$29,382,026
Service Class	1,689,275	38,329,655	1,009,849	20,419,148
	3,943,662	$90,811,774	2,429,957	$49,801,174
Shares reacquired
Initial Class	(3,794,812)	$(91,546,310)	(3,466,392)	$(72,931,351)
Service Class	(2,895,003)	(68,231,349)	(2,729,421)	(56,422,839)
	(6,689,815)	$(159,777,659)	(6,195,813)	$(129,354,190)
Net change
Initial Class	(1,237,708)	$(31,857,357)	(1,676,262)	$(35,763,074)
Service Class	(490,293)	(13,052,604)	(667,174)	(14,362,856)
	(1,728,001)	$(44,909,961)	(2,343,436)	$(50,125,930)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $5,063 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
13

MFS Massachusetts Investors Growth Stock Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,168,620	$159,674,309	$156,282,103	$120	$(509)	$8,560,437
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$315,545	$—
14

MFS Massachusetts Investors Growth Stock Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of
MFS Massachusetts Investors Growth Stock Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Massachusetts Investors Growth Stock Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
15

MFS Massachusetts Investors Growth Stock Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
16

MFS Massachusetts Investors Growth Stock Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $90,658,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 84.57% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
17

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Massachusetts Investors Growth Stock Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Massachusetts Investors Growth Stock Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Massachusetts Investors Growth Stock Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
18

MFS Massachusetts Investors Growth Stock Portfolio
Board Review of Investment Advisory Agreement
MFS Massachusetts Investors Growth Stock Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
19

MFS Massachusetts Investors Growth Stock Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2024, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
20

MFS Research International Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Research International Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.8%
Aerospace & Defense – 1.8%
MTU Aero Engines Holding AG	16,907	$ 5,639,222
Thales S.A.	19,471	2,778,049
		$8,417,271
Airlines – 0.6%
Ryanair Holdings PLC, ADR	59,736	$ 2,603,892
Alcoholic Beverages – 2.6%
Diageo PLC	198,199	$ 6,296,179
Heineken N.V.	46,119	3,274,655
Kirin Holdings Co. Ltd.	183,300	2,378,762
		$11,949,596
Apparel Manufacturers – 3.3%
Burberry Group PLC	79,847	$ 972,872
Compagnie Financiere Richemont S.A.	34,756	5,281,089
LVMH Moet Hennessy Louis Vuitton SE	13,839	9,049,171
		$15,303,132
Automotive – 1.4%
Compagnie Generale des Etablissements Michelin	82,263	$ 2,701,226
DENSO Corp.	269,800	3,743,347
		$6,444,573
Biotechnology – 1.0%
CSL Ltd.	26,954	$ 4,697,651
Brokerage & Asset Managers – 5.0%
B3 S.A. - Brasil Bolsa Balcao	1,762,800	$ 2,944,730
Barclays PLC	2,203,705	7,379,851
Euronext N.V.	63,478	7,114,642
London Stock Exchange Group PLC	40,744	5,737,023
		$23,176,246
Business Services – 0.3%
Nomura Research Institute Ltd.	32,900	$ 967,867
Secom Co. Ltd.	11,900	401,979
		$1,369,846
Computer Software – 2.7%
Cadence Design Systems, Inc. (a)	20,957	$ 6,296,740
Constellation Software, Inc.	2,018	6,240,098
		$12,536,838
Computer Software - Systems – 4.9%
Amadeus IT Group S.A.	61,853	$ 4,351,189
Cap Gemini S.A.	10,247	1,671,556
Fujitsu Ltd.	166,100	2,917,525
Hitachi Ltd.	465,500	11,441,336
RSSFS-ANN
1

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Samsung Electronics Co. Ltd.	64,431	$ 2,328,383
		$22,709,989
Construction – 1.2%
James Hardie Industries PLC, GDR (a)	44,982	$ 1,394,030
Techtronic Industries Co. Ltd.	326,500	4,308,968
		$5,702,998
Consumer Products – 0.7%
Kao Corp.	84,000	$ 3,395,168
Consumer Services – 0.7%
CAR Group Ltd.	67,555	$ 1,506,529
Persol Holdings Co. Ltd.	594,200	885,376
SEEK Ltd.	65,650	917,111
		$3,309,016
Electrical Equipment – 5.9%
Legrand S.A.	52,918	$ 5,121,182
Mitsubishi Electric Corp.	308,000	5,220,253
Schneider Electric SE	68,615	16,961,408
		$27,302,843
Electronics – 4.5%
ASML Holding N.V.	10,698	$ 7,521,028
DISCO Corp.	4,000	1,079,681
NXP Semiconductors N.V.	11,747	2,441,614
Renesas Electronics Corp. (a)	259,900	3,304,061
Taiwan Semiconductor Manufacturing Co. Ltd.	199,804	6,551,550
		$20,897,934
Energy - Independent – 0.9%
Reliance Industries Ltd.	146,924	$ 2,081,191
Woodside Energy Group Ltd.	142,899	2,175,805
		$4,256,996
Energy - Integrated – 3.2%
Eni S.p.A.	265,548	$ 3,600,638
Galp Energia SGPS S.A., “B”	276,962	4,591,469
TotalEnergies SE	118,087	6,561,964
		$14,754,071
Food & Beverages – 2.6%
Nestle S.A.	112,938	$ 9,318,272
Novozymes A/S	44,319	2,509,842
		$11,828,114
Food & Drug Stores – 1.0%
Seven & I Holdings Co. Ltd.	290,000	$ 4,545,988
Gaming & Lodging – 2.2%
Aristocrat Leisure Ltd.	114,035	$ 4,824,984
Flutter Entertainment PLC (a)	6,786	1,753,842
Sands China Ltd. (a)	518,800	1,396,087
2

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – continued
Whitbread PLC	55,690	$ 2,053,901
		$10,028,814
General Merchandise – 0.3%
Pan Pacific International Holdings Corp.	59,200	$ 1,606,952
Insurance – 5.9%
AIA Group Ltd.	526,600	$ 3,817,293
Aon PLC	20,958	7,527,275
Beazley PLC	568,448	5,794,375
Hiscox Ltd.	249,091	3,377,194
Samsung Fire & Marine Insurance Co. Ltd.	6,668	1,623,801
Sompo Holdings, Inc.	88,400	2,339,971
Willis Towers Watson PLC	8,665	2,714,225
		$27,194,134
Leisure & Toys – 0.2%
Yamaha Corp.	130,600	$ 942,664
Machinery & Tools – 5.2%
Daikin Industries Ltd.	33,900	$ 3,971,577
GEA Group AG	100,801	4,993,110
RB Global, Inc.	37,871	3,418,125
SMC Corp.	11,500	4,477,967
Toyota Industries Corp.	52,500	4,223,976
Weir Group PLC	103,337	2,813,651
		$23,898,406
Major Banks – 7.6%
ABN AMRO Group N.V., GDR	284,809	$ 4,392,838
Banco Bradesco S.A., ADR	1,252,530	2,392,332
Bank of Ireland Group PLC	555,006	5,062,594
BNP Paribas S.A.	99,775	6,110,579
Erste Group Bank AG	35,222	2,176,677
ING Groep N.V.	19,298	301,758
Mitsubishi UFJ Financial Group, Inc.	584,600	6,858,633
NatWest Group PLC	1,550,049	7,802,774
		$35,098,185
Medical Equipment – 2.2%
ConvaTec Group PLC	920,273	$ 2,548,422
Olympus Corp.	130,500	1,943,739
QIAGEN N.V.	99,155	4,421,138
Terumo Corp.	74,200	1,427,844
		$10,341,143
Metals & Mining – 1.8%
Glencore PLC	979,854	$ 4,308,293
Mitsui & Co. Ltd.	190,900	3,960,993
		$8,269,286
Natural Gas - Distribution – 0.3%
China Resources Gas Group Ltd.	401,400	$ 1,589,237
3

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 0.2%
APA Group	227,407	$ 981,053
Other Banks & Diversified Financials – 4.0%
HDFC Bank Ltd.	237,333	$ 4,909,176
Julius Baer Group Ltd.	101,619	6,568,201
Visa, Inc., “A”	22,191	7,013,244
		$18,490,621
Pharmaceuticals – 8.3%
Chugai Pharmaceutical Co. Ltd.	62,400	$ 2,745,317
Daiichi Sankyo Co. Ltd.	122,200	3,358,946
Merck KGaA	26,151	3,789,682
Novo Nordisk A.S., “B”	129,811	11,255,143
Roche Holding AG	41,959	11,812,599
Sanofi	56,885	5,500,996
		$38,462,683
Printing & Publishing – 1.1%
Wolters Kluwer N.V.	29,553	$ 4,901,735
Real Estate – 0.6%
LEG Immobilien SE	34,153	$ 2,893,869
Specialty Chemicals – 6.3%
Akzo Nobel N.V.	29,193	$ 1,752,685
Croda International PLC	55,178	2,338,267
Linde PLC	31,777	13,304,077
Shin-Etsu Chemical Co. Ltd.	129,200	4,272,623
Sika AG	15,201	3,614,540
Symrise AG	35,406	3,764,719
		$29,046,911
Specialty Stores – 0.3%
NEXT PLC	11,377	$ 1,352,787
Telecommunications - Wireless – 2.5%
Advanced Info Service Public Co. Ltd.	333,900	$ 2,810,656
Cellnex Telecom S.A.	79,039	2,491,598
KDDI Corp.	99,200	3,161,870
SoftBank Group Corp.	50,900	2,923,998
		$11,388,122
Telephone Services – 0.2%
Hellenic Telecommunications Organization S.A.	71,896	$ 1,108,165
Tobacco – 1.3%
British American Tobacco PLC	161,107	$ 5,842,038
4

MFS Research International Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 2.0%
CLP Holdings Ltd.	198,500	$ 1,668,937
E.ON SE	196,727	2,291,502
Iberdrola S.A.	399,745	5,507,207
		$9,467,646
Total Common Stocks (Identified Cost, $357,526,860)		$448,106,613
	Strike Price	First Exercise
Warrants – 0.0%
Computer Software – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	2,868	$ 0

Mutual Funds (h) – 3.0%
Money Market Funds – 3.0%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $13,629,902)	13,628,564	$ 13,631,290
Other Assets, Less Liabilities – 0.2%		1,037,247
Net Assets – 100.0%		$462,775,150
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $13,631,290 and $448,106,613, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
See Notes to Financial Statements
5

MFS Research International Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $357,526,860)	$448,106,613
Investments in affiliated issuers, at value (identified cost, $13,629,902)	13,631,290
Foreign currency, at value (identified cost, $28)	27
Receivables for
Investments sold	330,145
Fund shares sold	290,401
Dividends	1,439,811
Receivable from investment adviser	27,849
Other assets	1,940
Total assets	$463,828,076
Liabilities
Payables for
Investments purchased	$354,821
Fund shares reacquired	122,075
Payable to affiliates
Administrative services fee	426
Shareholder servicing costs	14
Distribution and/or service fees	1,744
Payable for independent Trustees' compensation	32
Deferred foreign capital gains tax expense payable	412,787
Accrued expenses and other liabilities	161,027
Total liabilities	$1,052,926
Net assets	$462,775,150
Net assets consist of
Paid-in capital	$379,043,074
Total distributable earnings (loss)	83,732,076
Net assets	$462,775,150
Shares of beneficial interest outstanding	27,141,529
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$335,656,821	19,600,296	$17.13
Service Class	127,118,329	7,541,233	16.86
See Notes to Financial Statements
6

MFS Research International Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$12,129,858
Dividends from affiliated issuers	297,432
Interest	12,071
Income on securities loaned	2,571
Other	497
Foreign taxes withheld	(1,065,434)
Total investment income	$11,376,995
Expenses
Management fee	$4,265,184
Distribution and/or service fees	313,605
Shareholder servicing costs	3,365
Administrative services fee	77,961
Independent Trustees' compensation	10,700
Custodian fee	102,287
Shareholder communications	40,067
Audit and tax fees	87,714
Legal fees	2,706
Miscellaneous	30,733
Total expenses	$4,934,322
Reduction of expenses by investment adviser	(398,488)
Net expenses	$4,535,834
Net investment income (loss)	$6,841,161
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (includes $36,615 foreign capital gains tax)	$6,765,079
Affiliated issuers	(631)
Foreign currency	(76,547)
Net realized gain (loss)	$6,687,901
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $243,694 increase in deferred foreign capital gains tax)	$562,217
Affiliated issuers	1,033
Translation of assets and liabilities in foreign currencies	(82,700)
Net unrealized gain (loss)	$480,550
Net realized and unrealized gain (loss)	$7,168,451
Change in net assets from operations	$14,009,612
See Notes to Financial Statements
7

MFS Research International Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$6,841,161	$6,596,392
Net realized gain (loss)	6,687,901	(4,875,837)
Net unrealized gain (loss)	480,550	55,625,616
Change in net assets from operations	$14,009,612	$57,346,171
Total distributions to shareholders	$(7,366,093)	$(4,297,390)
Change in net assets from fund share transactions	$(7,258,604)	$(32,018,140)
Total change in net assets	$(615,085)	$21,030,641
Net assets
At beginning of period	463,390,235	442,359,594
At end of period	$462,775,150	$463,390,235
See Notes to Financial Statements
8

MFS Research International Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$16.88	$15.10	$19.13	$18.14	$16.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.25	$0.22	$0.18	$0.17
Net realized and unrealized gain (loss)	0.27	1.70	(3.59)	1.91	1.92
Total from investment operations	$0.54	$1.95	$(3.37)	$2.09	$2.09
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.17)	$(0.30)	$(0.16)	$(0.34)
From net realized gain	—	—	(0.36)	(0.94)	(0.57)
Total distributions declared to shareholders	$(0.29)	$(0.17)	$(0.66)	$(1.10)	$(0.91)
Net asset value, end of period (x)	$17.13	$16.88	$15.10	$19.13	$18.14
Total return (%) (k)(r)(s)(x)	3.09	13.01	(17.58)	11.57	12.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.96	0.99	0.96	0.98
Expenses after expense reductions	0.89	0.93	0.96	0.95	0.96
Net investment income (loss)	1.51	1.55	1.40	0.96	1.06
Portfolio turnover rate	22	18	22	23	28
Net assets at end of period (000 omitted)	$335,657	$346,485	$314,093	$387,370	$369,243
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$16.63	$14.86	$18.84	$17.90	$16.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.21	$0.19	$0.13	$0.14
Net realized and unrealized gain (loss)	0.26	1.69	(3.55)	1.88	1.89
Total from investment operations	$0.48	$1.90	$(3.36)	$2.01	$2.03
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.13)	$(0.26)	$(0.13)	$(0.30)
From net realized gain	—	—	(0.36)	(0.94)	(0.57)
Total distributions declared to shareholders	$(0.25)	$(0.13)	$(0.62)	$(1.07)	$(0.87)
Net asset value, end of period (x)	$16.86	$16.63	$14.86	$18.84	$17.90
Total return (%) (k)(r)(s)(x)	2.78	12.83	(17.80)	11.27	12.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.23	1.21	1.24	1.22	1.23
Expenses after expense reductions	1.14	1.18	1.21	1.20	1.21
Net investment income (loss)	1.25	1.32	1.20	0.69	0.87
Portfolio turnover rate	22	18	22	23	28
Net assets at end of period (000 omitted)	$127,118	$116,905	$128,267	$141,471	$120,742

See Notes to Financial Statements
9

MFS Research International Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
10

MFS Research International Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Research International Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and
11

MFS Research International Portfolio
Notes to Financial Statements  - continued
procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$6,858,633	$81,639,780	$—	$88,498,413
France	—	63,570,773	—	63,570,773
United Kingdom	27,523,366	32,848,103	—	60,371,469
United States	39,297,175	—	—	39,297,175
Switzerland	36,594,701	—	—	36,594,701
Germany	27,793,242	—	—	27,793,242
Netherlands	13,666,551	8,478,148	—	22,144,699
Australia	16,497,163	—	—	16,497,163
Denmark	13,764,985	—	—	13,764,985
Other Countries	61,149,370	18,424,623	—	79,573,993
Investment Companies	13,631,290	—	—	13,631,290
Total	$256,776,476	$204,961,427	$—	$461,737,903
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the
12

MFS Research International Portfolio
Notes to Financial Statements  - continued
fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$7,366,093	$4,297,390
The federal tax cost and the tax basis components of distributable earnings were as follows:
13

MFS Research International Portfolio
Notes to Financial Statements  - continued
As of 12/31/24
Cost of investments	$375,581,834
Gross appreciation	111,466,596
Gross depreciation	(25,310,527)
Net unrealized appreciation (depreciation)	$86,156,069
Undistributed ordinary income	7,225,574
Capital loss carryforwards	(9,152,127)
Other temporary differences	(497,440)
Total distributable earnings (loss)	$83,732,076
As of December 31, 2024, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(554,669)
Long-Term	(8,597,458)
Total	$(9,152,127)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$5,579,441	$3,411,851
Service Class	1,786,652	885,539
Total	$7,366,093	$4,297,390
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $62,689, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total annual operating expenses do not exceed 0.89% of average daily net assets for the Initial Class shares and 1.14% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $335,799, which is included in the reduction of total expenses in the Statement of Operations.
14

MFS Research International Portfolio
Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $2,058, which equated to 0.0004% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $1,307.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0164% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 19, 2024, MFS redeemed 3 shares of Service Class for an aggregate amount of $54.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $100,873,053 and $120,921,744, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	912,185	$16,066,342	1,532,677	$23,585,812
Service Class	1,556,742	27,208,780	1,490,697	23,637,555
	2,468,927	$43,275,122	3,023,374	$47,223,367
Shares issued to shareholders in reinvestment of distributions
Initial Class	304,721	$5,579,441	215,667	$3,411,851
Service Class	99,093	1,786,652	56,802	885,539
	403,814	$7,366,093	272,469	$4,297,390
15

MFS Research International Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares reacquired
Initial Class	(2,140,127)	$(37,979,483)	(2,026,696)	$(32,655,004)
Service Class	(1,146,261)	(19,920,336)	(3,144,794)	(50,883,893)
	(3,286,388)	$(57,899,819)	(5,171,490)	$(83,538,897)
Net change
Initial Class	(923,221)	$(16,333,700)	(278,352)	$(5,657,341)
Service Class	509,574	9,075,096	(1,597,295)	(26,360,799)
	(413,647)	$(7,258,604)	(1,875,647)	$(32,018,140)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 16%, 7%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $2,559 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,012,784	$65,113,289	$54,495,185	$(631)	$1,033	$13,631,290
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$297,432	$—
16

MFS Research International Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Research International Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Research International Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
17

MFS Research International Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
18

MFS Research International Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
Income derived from foreign sources was $12,025,387. The fund intends to pass through foreign tax credits of $1,103,976 for the fiscal year.
19

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Research International Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Research International Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Research International Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
20

MFS Research International Portfolio
Board Review of Investment Advisory Agreement
MFS Research International Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 5th quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
21

MFS Research International Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
22

MFS Income Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Income Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 98.1%
Aerospace & Defense – 1.4%
Boeing Co., 6.528%, 5/01/2034	$17,000	$ 17,809
Boeing Co., 5.705%, 5/01/2040	34,000	32,347
Boeing Co., 5.805%, 5/01/2050	159,000	147,894
Boeing Co., 6.858%, 5/01/2054	32,000	34,011
Bombardier, Inc., 7.5%, 2/01/2029 (n)	100,000	104,043
TransDigm, Inc., 4.625%, 1/15/2029	175,000	163,821
		$499,925
Asset-Backed & Securitized – 25.1%
Affirm Asset Securitization Trust, 2024-X2, “A”, 5.22%, 12/17/2029 (n)	$100,000	$ 100,163
AGL CLO 1 Ltd., 2019-1A, “BRR”, FLR, 6.268% (SOFR - 3mo. + 1.65%), 10/20/2034 (n)	250,000	250,662
American Credit Acceptance Receivables Trust, 2024-2, “B”, 6.1%, 12/13/2027 (n)	27,000	27,291
American Credit Acceptance Receivables Trust, 2024-2, “C”, 6.24%, 4/12/2030 (n)	64,000	65,063
Angel Oak Mortgage Trust, 2024-10, “A1”, 5.348%, 10/25/2069 (n)	116,760	115,977
Angel Oak Mortgage Trust, 2024-12, “A1”, 5.653%, 10/25/2069 (n)	110,088	109,969
Angel Oak Mortgage Trust, 2024-9, “A1”, 5.138%, 9/25/2069 (n)	68,402	67,859
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 7.462% ((SOFR - 1mo. + 0.11448%) + 2.95%), 12/15/2035 (n)	100,000	98,722
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 6.712% ((SOFR - 1mo. + 0.11448%) + 2.2%), 8/15/2034 (n)	100,000	98,978
Arbor Realty Trust, Inc., CLO, 2021-FL4, “A”, FLR, 5.862% ((SOFR - 1mo. + 0.11448%) + 1.35%), 11/15/2036 (n)	208,596	208,626
Arbor Realty Trust, Inc., CLO, 2021-FL4, “D”, FLR, 7.411% ((SOFR - 1mo. + 0.11448%) + 2.9%), 11/15/2036 (n)	256,500	252,034
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	76,869	77,692
Bain Capital Credit CLO Ltd., 2020-3A, “CRR”, FLR, 6.526% (SOFR - 3mo. + 1.9%), 10/23/2034 (n)	200,000	199,741
Bain Capital Credit CLO Ltd., 2021-4A, “CR”, FLR, 6.509% (SOFR - 3mo. + 1.95%), 10/20/2034 (n)	197,222	197,234
Bayview Financial Revolving Mortgage Loan Trust, FLR, 6.059% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	31,113	54,678
BDS Ltd., 2024-FL13, “A”, FLR, 5.942% (SOFR - 1mo. + 1.5762%), 9/19/2039 (n)	100,000	100,247
Black Diamond CLO Ltd., 2019-2A, “BR”, FLR, 7.376% (SOFR - 3mo. + 2.75%), 7/23/2032 (n)	250,000	250,246
BMP Commercial Mortgage Trust, 2024-MF23, “C”, FLR, 6.238% (SOFR - 1mo. + 1.8413%), 6/15/2041 (n)	100,000	100,063
BMP Commercial Mortgage Trust, 2024-MF23, “D”, FLR, 6.788% (SOFR - 1mo. + 2.3905%), 6/15/2041 (n)	100,000	100,124
BSPRT Issuer Ltd., 2024-FL11, “AS”, FLR, 6.492% (SOFR - 1mo. + 2.095%), 7/15/2039 (n)	100,000	100,281
Business Jet Securities LLC, 2024-2A, “A”, 5.364%, 9/15/2039 (n)	97,232	96,033
Colt Funding LLC, 2024-1, “A1”, 5.835%, 2/25/2069 (n)	115,412	115,716
Colt Funding LLC, 2024-2, “A1”, 6.125%, 4/25/2069 (n)	83,430	83,880
Colt Funding LLC, 2024-5, “A1”, 5.123%, 8/25/2069 (n)	107,954	106,919
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “B”, 6.773%, 8/15/2056	93,513	99,671
Commercial Mortgage Pass-Through Certificates, 2024-CBM, “B”, 6.511%, 12/10/2041 (n)	187,500	189,617
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	337,995	336,858
Consumers 2023 Securitization Funding LLC, 5.55%, 3/01/2028	73,113	73,620
Crest Ltd., CDO, 7% (0.001% Cash or 7% PIK), 1/28/2040 (a)(p)	933,316	9
DLLST LLC, 2024-1A, “A2”, 5.33%, 1/20/2026 (n)	25,171	25,221
Drive Auto Receivables Trust, 2024-1, “A2”, 5.83%, 12/15/2026	21,075	21,098
Dryden Senior Loan Fund, 2022-104A, “BR”, FLR, 6.271% (SOFR - 3mo. + 1.75%), 8/20/2034 (n)	250,000	250,192
Dryden Senior Loan Fund, 2022-113A, “BR2”, CLO, FLR, 6.267% (SOFR - 3mo. + 1.65%), 10/15/2037 (n)	250,000	249,868
ELM Trust, 2024-ELM, “D10”, 6.847%, 6/10/2039 (n)	100,000	100,943
EQT Trust, 2024-EXTR, “B”, 5.655%, 7/05/2041 (n)	100,000	99,948
EQT Trust, 2024-EXTR, “C”, 6.046%, 7/05/2041 (n)	100,000	99,597
KREF 2021-FL2 Ltd., “D”, FLR, 6.696% ((SOFR - 1mo. + 0.11448%) + 2.2%), 2/15/2039 (n)	163,000	155,214
LCCM 2021-FL2 Trust, “C”, FLR, 6.662% ((SOFR - 1mo. + 0.11448%) + 2.15%), 12/13/2038 (n)	100,000	98,748
MF1 2020-FL4 Ltd., “B”, FLR, 7.246% ((SOFR - 1mo. + 0.11448%) + 2.75%), 12/15/2035 (n)	250,000	249,170
MF1 2024-FL14 LLC, “C”, FLR, 7.655% (SOFR - 1mo. + 3.289%), 3/19/2039 (n)	100,000	100,467
MF1 2024-FL15 LLC, “B”, FLR, 6.866% (SOFR - 1mo. + 2.491%), 8/18/2041 (n)	100,000	100,125
MF1 2024-FL15 LLC, “C”, FLR, 7.315% (SOFR - 1mo. + 2.94%), 8/18/2041 (n)	100,000	100,186
SISFS-ANN
1

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
MF1 2024-FL16 Ltd., “B”, FLR, 6.517% (SOFR - 1mo. + 2.142%), 11/18/2029 (n)	$100,000	$ 99,938
MF1 2024-FL16 Ltd., “C”, FLR, 6.917% (SOFR - 1mo. + 2.542%), 11/18/2029 (n)	120,000	119,925
Morgan Stanley Residential Mortgage Loan Trust, 2024-NQM1, “A-1”, 6.152%, 12/25/2068 (n)	101,640	102,319
MSWF Commercial Mortgage Trust, 2023-2, “A5”, 6.014%, 12/15/2056	73,785	77,708
MSWF Commercial Mortgage Trust, 2023-2, “AS”, 6.491%, 12/15/2056	50,728	53,892
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 6.768% ((SOFR - 3mo. + 0.26161%) + 1.85%), 10/15/2029 (n)	250,000	250,437
New Residential Mortgage Loan Trust, 2024-NQMI, “A-1”, 6.129%, 3/25/2064 (n)	194,378	195,568
Northwoods Capital Ltd., 2018-14BA, “BR”, FLR, 6.366% (SOFR - 3mo. + 1.85%), 11/13/2031 (n)	250,000	249,983
OBX Trust, 2024-NQM14, “A1”, 4.944%, 9/25/2064 (n)	96,214	94,867
OBX Trust, 2024-NQM3, “A1”, 6.129%, 12/25/2063 (n)	79,850	80,398
Palmer Square Loan Funding 2024-3A Ltd., “A-2”, FLR, 6.172% (SOFR - 3mo. + 1.65%), 8/08/2032 (n)	250,000	250,435
PFP III 2024-11 Ltd., “AS”, FLR, 6.672% (SOFR - 1mo. + 2.18957%), 9/17/2039 (n)	271,725	272,913
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 7.403% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036 (n)	120,000	119,889
Shackleton 2015-7RA CLO Ltd., “B”, FLR, 6.305% (SOFR - 3mo. + 1.65%), 7/15/2031 (n)	250,000	250,058
SHR Trust, 2024-LXRY, “B”, 6.847%, 10/15/2041 (n)	159,636	160,624
STORE Master Funding LLC, 2024-1A, “A3”, 5.93%, 5/20/2054 (n)	99,667	100,273
STORE Master Funding LLC, 2024-1A, “A4”, 5.94%, 5/20/2054 (n)	99,667	100,078
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	155,000	149,015
Venture CLO 43 Ltd., 2021-43A, “CR”, FLR, 6.905% (SOFR - 3mo. + 2.25%), 4/15/2034 (n)	194,468	194,653
Verus Securitization Trust, 2024-2, “A1”, 6.095%, 2/25/2069 (n)	82,188	82,701
Verus Securitization Trust, 2014-1, “A1”, 5.712%, 1/25/2069 (n)	79,714	79,811
Verus Securitization Trust, 2024-8, “A1”, 5.364%, 10/25/2069 (n)	97,694	97,163
Virginia Power Fuel Securitization LLC, 5.088%, 5/01/2027	45,138	45,311
Voya CLO 2012-4A Ltd., “C1R3”, FLR, 8.218% ((SOFR - 3mo. + 0.26161%) + 3.3%), 10/15/2030 (n)	250,000	251,180
		$8,807,889
Automotive – 0.5%
Hyundai Capital America, 5.35%, 3/19/2029 (n)	$37,000	$ 37,195
LKQ Corp., 6.25%, 6/15/2033	123,000	126,867
		$164,062
Broadcasting – 0.1%
WarnerMedia Holdings, Inc., 5.141%, 3/15/2052	$68,000	$ 50,524
Brokerage & Asset Managers – 1.1%
Charles Schwab Corp., 6.136% to 8/24/2033, FLR (SOFR - 1 day + 2.01%) to 8/24/2034	$155,000	$ 162,738
Charles Schwab Corp., 5% to 6/01/2027, FLR (CMT - 5yr. + 3.256%) to 6/01/2170	86,000	83,486
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	141,000	130,057
		$376,281
Building – 0.9%
Ferguson Enterprises, Inc., 5%, 10/03/2034	$34,000	$ 32,493
Patrick Industries, Inc., 4.75%, 5/01/2029 (n)	175,000	164,694
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	150,000	128,611
		$325,798
Business Services – 0.3%
Global Payments, Inc., 2.9%, 5/15/2030	$120,000	$ 106,835
Cable TV – 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	$150,000	$ 134,639
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.9%, 6/01/2052	176,000	113,223
Time Warner Cable, Inc., 4.5%, 9/15/2042	77,000	57,603
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	200,000	169,270
		$474,735
2

MFS Income Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Chemicals – 0.3%
Chemours Co., 5.75%, 11/15/2028 (n)		$60,000	$ 55,736
Chemours Co., 8%, 1/15/2033 (n)		60,000	58,624
			$114,360
Computer Software – 0.4%
Dell International LLC/EMC Corp., 5.3%, 10/01/2029		$130,000	$ 131,248
Conglomerates – 1.6%
Emerald Debt Merger, 6.625%, 12/15/2030 (n)		$35,000	$ 35,047
EMRLD Borrower LP/Emerald Co-Issuer, Inc., 6.75%, 7/15/2031 (n)		54,000	54,369
Regal Rexnord Corp., 6.4%, 4/15/2033		166,000	171,277
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028		304,000	301,080
			$561,773
Consumer Services – 0.7%
CBRE Group, Inc., 5.95%, 8/15/2034		$105,000	$ 108,270
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)		85,000	72,535
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)		100,000	79,964
			$260,769
Electrical Equipment – 0.3%
Arrow Electronics, Inc., 5.875%, 4/10/2034		$116,000	$ 116,635
Electronics – 0.3%
Broadcom, Inc., 4.3%, 11/15/2032		$96,000	$ 90,542
Emerging Market Quasi-Sovereign – 0.7%
Ecopetrol S.A. (Republic of Colombia), 8.375%, 1/19/2036		$41,000	$ 39,542
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		200,000	196,574
			$236,116
Emerging Market Sovereign – 1.4%
Dominican Republic, 4.875%, 9/23/2032 (n)		$150,000	$ 133,800
Federal Republic of Nigeria, 7.375%, 9/28/2033		200,000	170,807
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	100,000	91,025
Republic of Turkey, 6.875%, 3/17/2036		$107,000	102,295
			$497,927
Energy - Independent – 0.8%
EQT Corp., 5%, 1/15/2029		$190,000	$ 187,273
Santos Finance Ltd., 6.875%, 9/19/2033 (n)		102,000	108,297
			$295,570
Energy - Integrated – 0.6%
Eni S.p.A., 5.5%, 5/15/2034 (n)		$200,000	$ 197,674
Financial Institutions – 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027		$195,000	$ 189,197
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)		48,000	46,122
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)		194,000	179,774
Macquarie AirFinance Holdings Ltd., 6.5%, 3/26/2031 (n)		125,000	129,135
			$544,228
3

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – 1.6%
Bacardi Ltd., 5.15%, 5/15/2038 (n)	$115,000	$ 105,763
Central American Bottling Corp., 5.25%, 4/27/2029 (n)	199,000	188,694
Performance Food Group, Inc., 6.125%, 9/15/2032 (n)	116,000	115,995
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	100,000	92,225
Post Holdings, Inc., 6.25%, 10/15/2034 (n)	78,000	75,983
		$578,660
Gaming & Lodging – 0.4%
Caesars Entertainment, Inc., 6.5%, 2/15/2032 (n)	$100,000	$ 100,451
Marriott International, Inc., 2.85%, 4/15/2031	61,000	53,289
		$153,740
Insurance – 1.2%
Corebridge Financial, Inc., 4.35%, 4/05/2042	$20,000	$ 16,649
Corebridge Financial, Inc., 4.4%, 4/05/2052	60,000	48,201
Corebridge Financial, Inc., 6.875% to 12/15/2027, FLR (CMT - 5yr. + 3.846%) to 12/15/2052	150,000	153,933
Sammons Financial Group, Inc., 6.875%, 4/15/2034 (n)	210,000	219,441
		$438,224
Insurance - Health – 0.6%
Humana, Inc., 5.875%, 3/01/2033	$196,000	$ 196,723
Insurance - Property & Casualty – 2.6%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.875%, 11/01/2029 (n)	$150,000	$ 144,102
AmWINS Group Benefits, Inc., 6.375%, 2/15/2029 (n)	100,000	100,613
Aon Corp., 4.5%, 12/15/2028	115,000	113,310
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	283,000	280,926
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	15,000	13,378
Hub International Ltd., 7.25%, 6/15/2030 (n)	150,000	153,713
Panther Escrow Issuer, 7.125%, 6/01/2031 (n)	100,000	100,999
		$907,041
Machinery & Tools – 1.1%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$200,000	$ 197,431
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	200,000	196,887
		$394,318
Major Banks – 5.8%
Bank of America Corp., 4.271% to 7/23/2028, FLR ((SOFR - 3mo. + 0.26161%) + 1.31%) to 7/23/2029	$61,000	$ 59,431
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR - 1 day + 1.21%) to 10/20/2032	415,000	350,165
Bank of America Corp., 3.846% to 3/08/2032, FLR (CMT - 1yr. + 2%) to 3/08/2037	215,000	190,446
Barclays PLC, 7.437% to 11/02/2032, FLR (CMT - 1yr. + 3.5%) to 11/02/2033	200,000	220,041
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	148,000	127,557
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	200,000	176,230
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	81,000	72,455
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	25,000	25,279
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	59,000	58,588
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2171 (n)	200,000	171,524
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	429,000	376,082
Wells Fargo & Co., 3.9% to 3/15/2026, FLR (CMT - 1yr. + 3.453%) to 3/15/2071	215,000	208,898
		$2,036,696
4

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical & Health Technology & Services – 1.5%
Alcon Finance Corp., 5.75%, 12/06/2052 (n)	$200,000	$ 196,590
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	239,000	234,751
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	89,000	87,487
		$518,828
Metals & Mining – 0.9%
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	$145,000	$ 130,518
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	88,000	75,946
Novelis Corp., 3.875%, 8/15/2031 (n)	140,000	120,539
		$327,003
Midstream – 2.7%
Cheniere Energy Partners LP, 5.75%, 8/15/2034 (n)	$143,000	$ 143,950
Enbridge, Inc., 3.125%, 11/15/2029	150,000	137,319
Enbridge, Inc., 2.5%, 8/01/2033	170,000	136,453
Enbridge, Inc., 5.625%, 4/05/2034	109,000	109,642
Plains All American Pipeline LP, 3.8%, 9/15/2030	135,000	125,278
Targa Resources Corp., 4.95%, 4/15/2052	82,000	69,060
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	65,000	62,760
Targa Resources Partners LP/Targa Resources Finance Corp., 4%, 1/15/2032	67,000	60,953
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)	100,000	100,933
		$946,348
Mortgage-Backed – 1.6%
Fannie Mae, 6.5%, 4/01/2032	$5,938	$ 6,109
Fannie Mae, 3%, 2/25/2033 (i)	22,723	1,726
Fannie Mae, 5.5%, 9/01/2034	2,145	2,161
Freddie Mac, 1.114%, 6/25/2030 (i)	110,089	5,441
Freddie Mac, UMBS, 5.5%, 11/01/2053	168,320	166,311
Freddie Mac, UMBS, 6%, 6/01/2054	376,429	378,297
		$560,045
Municipals – 3.5%
Berks County, PA, Municipal Authority Rev. (Tower Health Project), “A-4”, 7%, 6/30/2039	$189,000	$ 170,216
Berks County, PA, Municipal Authority Rev. (Tower Health Project), Convertible Capital Appreciation, “B-2”, 0% to 11/15/2029, 8% to 6/30/2044	99,000	56,718
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	195,000	174,442
Escambia County, FL, Health Facilities Authority Rev., Taxable (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	270,000	209,581
National Finance Authority, NH, Utility Refunding Rev., Taxable (Wheeling Power Co. Project), “A”, 6.89%, 4/01/2034	255,000	258,415
Port Beaumont, TX, Industrial Development Authority Facility Rev., Taxable (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	245,000	217,723
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, Taxable, “A-2”, 4.55%, 7/01/2040	174,000	152,084
		$1,239,179
Other Banks & Diversified Financials – 1.2%
Discover Financial Services, 6.7%, 11/29/2032	$161,000	$ 171,590
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	104,000	97,283
Truist Financial Corp., 5.711% to 1/24/2034, FLR (SOFR - 1 day + 1.922%) to 1/24/2035	160,000	161,225
		$430,098
Pharmaceuticals – 0.5%
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	$200,000	$ 187,897
Precious Metals & Minerals – 0.5%
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)	$163,000	$ 166,847
5

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Real Estate - Apartment – 0.2%
Mid-America Apartments LP, 2.75%, 3/15/2030	$82,000	$ 73,374
Real Estate - Office – 0.8%
Boston Properties LP, REIT, 2.55%, 4/01/2032	$209,000	$ 169,201
Boston Properties LP, REIT, 5.75%, 1/15/2035	122,000	119,601
		$288,802
Retailers – 0.2%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$65,000	$ 58,593
Specialty Chemicals – 0.3%
International Flavors & Fragrances, Inc., 5%, 9/26/2048	$112,000	$ 96,131
Specialty Stores – 0.7%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$274,000	$ 239,953
Telecommunications - Wireless – 0.8%
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	$200,000	$ 152,752
Rogers Communications, Inc., 4.35%, 5/01/2049	107,000	83,625
Rogers Communications, Inc., 4.55%, 3/15/2052	58,000	46,367
		$282,744
Tobacco – 1.1%
B.A.T. Capital Corp., 3.215%, 9/06/2026	$231,000	$ 225,156
B.A.T. Capital Corp., 6.343%, 8/02/2030	18,000	18,927
Philip Morris International, Inc., 5.75%, 11/17/2032	146,000	150,125
		$394,208
Transportation - Services – 0.5%
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	$46,000	$ 42,709
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	132,000	92,436
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)	46,000	28,261
		$163,406
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.86%, 1/01/2025	$527	$ 527
Small Business Administration, 4.625%, 2/01/2025	1,067	1,066
Small Business Administration, 5.11%, 8/01/2025	1,175	1,173
		$2,766
U.S. Treasury Obligations – 26.4%
U.S. Treasury Bonds, 2.375%, 2/15/2042	$1,550,000	$ 1,103,381
U.S. Treasury Bonds, 4.375%, 8/15/2043	817,000	768,734
U.S. Treasury Bonds, 4.75%, 11/15/2043	950,000	938,007
U.S. Treasury Bonds, 4.5%, 2/15/2044	1,085,000	1,035,599
U.S. Treasury Bonds, 4.125%, 8/15/2053	60,000	53,439
U.S. Treasury Bonds, 4.75%, 11/15/2053	500,000	494,647
U.S. Treasury Bonds, 4.25%, 2/15/2054	1,025,000	935,056
U.S. Treasury Notes, 3.875%, 12/31/2027	1,646,000	1,627,107
U.S. Treasury Notes, 4%, 2/29/2028	83,000	82,245
U.S. Treasury Notes, 4.125%, 7/31/2028 (f)	2,080,000	2,065,645
U.S. Treasury Notes, 4.25%, 6/30/2029	150,000	149,170
		$9,253,030
6

MFS Income Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – 1.9%
Calpine Corp., 5.125%, 3/15/2028 (n)	$135,000	$ 130,922
Enel Finance International N.V., 7.5%, 10/14/2032 (n)	200,000	222,728
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	34,000	28,876
NextEra Energy, Inc., 7.25%, 1/15/2029 (n)	100,000	102,285
Pacific Gas & Electric Co., 3.5%, 8/01/2050	250,000	171,259
		$656,070
Total Bonds (Identified Cost, $35,891,877)		$34,443,615
Mutual Funds (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $411,021)	410,975	$ 411,057
Other Assets, Less Liabilities – 0.7%		255,150
Net Assets – 100.0%		$35,109,822
(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $411,057 and $34,443,615, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $14,322,927, representing 40.8% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
EUR	Euro
Derivative Contracts at 12/31/24
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	89,136	EUR	81,101	JPMorgan Chase Bank N.A.	1/17/2025	$5,081

7

MFS Income Portfolio
Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	11	$2,261,703	March – 2025	$610
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr	Long	USD	9	$956,742	March – 2025	$(4,721)
U.S. Treasury Ultra Bond 30 yr	Long	USD	5	594,532	March – 2025	(19,716)
U.S. Treasury Ultra Note 10 yr	Long	USD	6	667,875	March – 2025	(18,043)
						$(42,480)
At December 31, 2024, the fund had liquid securities with an aggregate value of $72,496 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
8

MFS Income Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $35,891,877)	$34,443,615
Investments in affiliated issuers, at value (identified cost, $411,021)	411,057
Cash	1,406
Receivables for
Forward foreign currency exchange contracts	5,081
Fund shares sold	232
Interest	387,523
Receivable from investment adviser	10,579
Other assets	401
Total assets	$35,259,894
Liabilities
Payables for
Net daily variation margin on open futures contracts	$4,652
Fund shares reacquired	73,337
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	7
Distribution and/or service fees	125
Payable for independent Trustees' compensation	100
Payable for audit and tax fees	47,492
Accrued expenses and other liabilities	24,263
Total liabilities	$150,072
Net assets	$35,109,822
Net assets consist of
Paid-in capital	$40,349,200
Total distributable earnings (loss)	(5,239,378)
Net assets	$35,109,822
Shares of beneficial interest outstanding	4,232,834
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$25,938,569	3,120,323	$8.31
Service Class	9,171,253	1,112,511	8.24
See Notes to Financial Statements
9

MFS Income Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Interest	$1,678,639
Dividends from affiliated issuers	95,563
Other	2,997
Total investment income	$1,777,199
Expenses
Management fee	$169,375
Distribution and/or service fees	17,119
Shareholder servicing costs	1,439
Administrative services fee	17,500
Independent Trustees' compensation	3,007
Custodian fee	10,337
Shareholder communications	10,122
Audit and tax fees	90,853
Legal fees	1,191
Miscellaneous	32,354
Total expenses	$353,297
Reduction of expenses by investment adviser	(108,572)
Net expenses	$244,725
Net investment income (loss)	$1,532,474
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(563,436)
Affiliated issuers	67,654
Futures contracts	16,921
Forward foreign currency exchange contracts	(1,694)
Foreign currency	92
Net realized gain (loss)	$(480,463)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$386,403
Affiliated issuers	(85,557)
Futures contracts	(279,656)
Forward foreign currency exchange contracts	8,524
Translation of assets and liabilities in foreign currencies	(303)
Net unrealized gain (loss)	$29,411
Net realized and unrealized gain (loss)	$(451,052)
Change in net assets from operations	$1,081,422
See Notes to Financial Statements
10

MFS Income Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$1,532,474	$1,332,271
Net realized gain (loss)	(480,463)	(1,163,126)
Net unrealized gain (loss)	29,411	2,161,405
Change in net assets from operations	$1,081,422	$2,330,550
Total distributions to shareholders	$(1,340,494)	$(1,132,495)
Change in net assets from fund share transactions	$2,808,107	$528,038
Total change in net assets	$2,549,035	$1,726,093
Net assets
At beginning of period	32,560,787	30,834,694
At end of period	$35,109,822	$32,560,787
See Notes to Financial Statements
11

MFS Income Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$8.37	$8.08	$9.81	$10.51	$9.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.35	$0.26	$0.23	$0.29
Net realized and unrealized gain (loss)	(0.10)	0.25	(1.59)	(0.17)	0.63
Total from investment operations	$0.28	$0.60	$(1.33)	$0.06	$0.92
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.31)	$(0.31)	$(0.33)	$(0.39)
From net realized gain	—	—	(0.09)	(0.43)	—
Total distributions declared to shareholders	$(0.34)	$(0.31)	$(0.40)	$(0.76)	$(0.39)
Net asset value, end of period (x)	$8.31	$8.37	$8.08	$9.81	$10.51
Total return (%) (k)(r)(s)(x)	3.25	7.59	(13.71)	0.47	9.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.99	0.94	1.00	0.89	0.89
Expenses after expense reductions (h)	0.67	0.72	0.75	0.75	0.75
Net investment income (loss)	4.57	4.32	2.97	2.28	2.83
Portfolio turnover rate	85	49	58	72	112
Net assets at end of period (000 omitted)	$25,939	$27,815	$28,129	$36,163	$41,438
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$8.32	$8.03	$9.72	$10.43	$9.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.33	$0.22	$0.21	$0.26
Net realized and unrealized gain (loss)	(0.11)	0.25	(1.55)	(0.19)	0.63
Total from investment operations	$0.25	$0.58	$(1.33)	$0.02	$0.89
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.29)	$(0.27)	$(0.30)	$(0.36)
From net realized gain	—	—	(0.09)	(0.43)	—
Total distributions declared to shareholders	$(0.33)	$(0.29)	$(0.36)	$(0.73)	$(0.36)
Net asset value, end of period (x)	$8.24	$8.32	$8.03	$9.72	$10.43
Total return (%) (k)(r)(s)(x)	2.91	7.36	(13.85)	0.10	9.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.25	1.18	1.24	1.14	1.14
Expenses after expense reductions (h)	0.92	0.96	1.00	1.00	1.00
Net investment income (loss)	4.34	4.09	2.54	2.03	2.59
Portfolio turnover rate	85	49	58	72	112
Net assets at end of period (000 omitted)	$9,171	$4,746	$2,705	$5,547	$5,825

See Notes to Financial Statements
12

MFS Income Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
13

MFS Income Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Income Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio.  The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio's shareholder report is not covered by this report.  The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade.  Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly.  Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities.  Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. At the end of the period, the fund had no investment in the High Yield Pooled Portfolio.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company
14

MFS Income Portfolio
Notes to Financial Statements  - continued
Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Funds traded on a recognized securities exchange (such as Exchange Traded Funds or Closed End Funds) are generally valued at the official closing price on their primary market or exchange as provided by a third-party pricing service. If no sales are reported that day for these funds, generally they will be valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities,
15

MFS Income Portfolio
Notes to Financial Statements  - continued
interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$9,255,796	$—	$9,255,796
Non - U.S. Sovereign Debt	—	734,043	—	734,043
Municipal Bonds	—	1,239,179	—	1,239,179
U.S. Corporate Bonds	—	9,510,121	—	9,510,121
Residential Mortgage-Backed Securities	—	1,947,870	—	1,947,870
Commercial Mortgage-Backed Securities	—	2,061,118	—	2,061,118
Asset-Backed Securities (including CDOs)	—	5,358,946	—	5,358,946
Foreign Bonds	—	4,336,542	—	4,336,542
Investment Companies	411,057	—	—	411,057
Total	$411,057	$34,443,615	$—	$34,854,672
Other Financial Instruments
Futures Contracts – Assets	$610	$—	$—	$610
Futures Contracts – Liabilities	(42,480)	—	—	(42,480)
Forward Foreign Currency Exchange Contracts – Assets	—	5,081	—	5,081
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2024 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$610	$(42,480)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	5,081	—
Total		$5,691	$(42,480)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
16

MFS Income Portfolio
Notes to Financial Statements  - continued
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$16,921	$—
Foreign Exchange	—	(1,694)
Total	$16,921	$(1,694)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2024 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(279,656)	$—
Foreign Exchange	—	8,524
Total	$(279,656)	$8,524
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
17

MFS Income Portfolio
Notes to Financial Statements  - continued
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
18

MFS Income Portfolio
Notes to Financial Statements  - continued
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization of premium and accretion of discount of debt securities, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$1,340,494	$1,132,495
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$36,873,764
Gross appreciation	292,536
Gross depreciation	(2,348,417)
Net unrealized appreciation (depreciation)	$(2,055,881)
Undistributed ordinary income	1,558,022
Capital loss carryforwards	(4,741,315)
Other temporary differences	(204)
Total distributable earnings (loss)	$(5,239,378)
As of December 31, 2024, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(1,187,378)
Long-Term	(3,553,937)
Total	$(4,741,315)
19

MFS Income Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$1,056,752	$1,008,877
Service Class	283,742	123,618
Total	$1,340,494	$1,132,495
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $4,483, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total annual operating expenses do not exceed 0.67% of average daily net assets for the Initial Class shares and 0.92% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $104,089, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $922, which equated to 0.0027% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $517.
20

MFS Income Portfolio
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0517% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the MFS High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS and does not pay distribution and/or service fees to MFD, but does incur investment and operating costs. The fund invests in the MFS High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. At the end of the period, the fund had no investment in the MFS High Yield Pooled Portfolio.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$17,719,847	$20,963,797
Non-U.S. Government securities	13,131,495	7,346,909
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	295,488	$2,469,606	310,391	$2,539,029
Service Class	634,023	5,281,587	297,226	2,390,922
	929,511	$7,751,193	607,617	$4,929,951
Shares issued to shareholders in reinvestment of distributions
Initial Class	125,804	$1,056,752	127,223	$1,008,877
Service Class	34,063	283,742	15,668	123,618
	159,867	$1,340,494	142,891	$1,132,495
Shares reacquired
Initial Class	(623,758)	$(5,231,120)	(596,860)	$(4,893,899)
Service Class	(126,201)	(1,052,460)	(79,299)	(640,509)
	(749,959)	$(6,283,580)	(676,159)	$(5,534,408)
Net change
Initial Class	(202,466)	$(1,704,762)	(159,246)	$(1,345,993)
Service Class	541,885	4,512,869	233,595	1,874,031
	339,419	$2,808,107	74,349	$528,038
21

MFS Income Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $165 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$2,147,514	$651,406	$2,781,032	$67,657	$(85,545)	$—
MFS Institutional Money Market Portfolio	360,613	18,721,710	18,671,251	(3)	(12)	411,057
	$2,508,127	$19,373,116	$21,452,283	$67,654	$(85,557)	$411,057
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$54,541	$—
MFS Institutional Money Market Portfolio	41,022	—
	$95,563	$—
22

MFS Income Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Income Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
23

MFS Income Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
24

MFS Income Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
25

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Income Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Income Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Income Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
26

MFS Income Portfolio
Board Review of Investment Advisory Agreement
MFS Income Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
27

MFS Income Portfolio
Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
28

MFS Technology Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS Technology Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Business Services – 5.3%
Accenture PLC, “A”	12,117	$ 4,262,639
Factset Research Systems, Inc.	2,683	1,288,591
Fiserv, Inc. (a)	10,304	2,116,648
Verisk Analytics, Inc., “A”	6,753	1,859,979
		$9,527,857
Computer Software – 28.7%
Adobe Systems, Inc. (a)	1,612	$ 716,824
Atlassian Corp. (a)	3,906	950,642
Cadence Design Systems, Inc. (a)	7,267	2,183,443
Constellation Software, Inc.	667	2,062,510
Datadog, Inc., “A” (a)	9,469	1,353,025
DocuSign, Inc. (a)	12,559	1,129,556
Dun & Bradstreet Holdings, Inc.	94,205	1,173,794
Guidewire Software, Inc. (a)	10,765	1,814,764
HubSpot, Inc. (a)	3,045	2,121,665
Intuit, Inc.	4,782	3,005,487
Microsoft Corp. (s)	31,767	13,389,791
Okta, Inc. (a)	11,137	877,596
Oracle Corp.	32,676	5,445,129
Palantir Technologies, Inc. (a)	26,975	2,040,119
Salesforce, Inc.	19,639	6,565,907
ServiceNow, Inc. (a)	4,901	5,195,648
ServiceTitan, Inc., Class A (a)	88	9,053
Snowflake, Inc., “A” (a)	5,169	798,145
Tyler Technologies, Inc. (a)	1,783	1,028,149
		$51,861,247
Computer Software - Systems – 16.4%
Apple, Inc.	45,053	$ 11,282,172
Arista Networks, Inc. (a)	27,652	3,056,376
CDW Corp.	3,918	681,889
Cisco Systems, Inc.	23,282	1,378,294
Descartes Systems Group, Inc. (a)	19,158	2,177,757
EPAM Systems, Inc. (a)	7,994	1,869,157
Hitachi Ltd.	95,700	2,352,172
International Business Machines Corp.	13,842	3,042,887
Shopify, Inc. (a)	35,545	3,779,500
		$29,620,204
Consumer Services – 0.4%
Booking Holdings, Inc.	149	$ 740,295
Electrical Equipment – 1.9%
Amphenol Corp., “A”	49,513	$ 3,438,678
Electronics – 21.0%
Advanced Micro Devices (a)(s)	5,695	$ 687,899
Analog Devices, Inc.	9,227	1,960,368
Applied Materials, Inc.	4,064	660,928
Broadcom, Inc.	32,677	7,575,836
TKSFS-ANN
1

MFS Technology Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
KLA Corp.	1,828	$ 1,151,859
Lam Research Corp.	13,101	946,285
MACOM Technology Solutions Holdings, Inc. (a)	10,571	1,373,279
Marvell Technology, Inc.	26,478	2,924,495
Monolithic Power Systems, Inc.	1,349	798,203
NVIDIA Corp. (s)	102,382	13,748,879
Onto Innovation, Inc. (a)	5,330	888,351
Taiwan Semiconductor Manufacturing Co. Ltd.	62,000	2,032,973
Teradyne, Inc.	4,794	603,661
Texas Instruments, Inc.	14,412	2,702,394
		$38,055,410
Insurance – 0.4%
Aon PLC	2,251	$ 808,469
Internet – 20.4%
Alphabet, Inc., “A” (s)	76,564	$ 14,493,565
Gartner, Inc. (a)	5,622	2,723,690
Meta Platforms, Inc., “A”	31,317	18,336,417
Pinterest, Inc. (a)	45,773	1,327,417
		$36,881,089
Network & Telecom – 1.7%
Qualcomm, Inc.	19,872	$ 3,052,737
Other Banks & Diversified Financials – 0.6%
S&P Global, Inc.	2,141	$ 1,066,282
Specialty Stores – 0.7%
Amazon.com, Inc. (a)(s)	5,632	$ 1,235,604
Total Common Stocks (Identified Cost, $98,734,774)		$176,287,872
	Strike Price	First Exercise
Warrants – 0.0%
Computer Software – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a) (Identified Cost, $0)	CAD 11.5	N/A	849	$ 0

Mutual Funds (h) – 2.5%
Money Market Funds – 2.5%
MFS Institutional Money Market Portfolio, 4.49% (v) (Identified Cost, $4,592,496)	4,592,073	$ 4,592,991
Other Assets, Less Liabilities – (0.0)%		(85,812)
Net Assets – 100.0%		$180,795,051
2

MFS Technology Portfolio
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,592,991 and $176,287,872, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At December 31, 2024, the fund had cash collateral of $5,066 and other liquid securities collateral with an aggregate value of $524,360. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
3

MFS Technology Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at value (identified cost, $98,734,774)	$176,287,872
Investments in affiliated issuers, at value (identified cost, $4,592,496)	4,592,991
Cash	8
Foreign currency, at value (identified cost, $6)	6
Deposits with brokers	5,066
Receivables for
Fund shares sold	111,316
Dividends	27,267
Other assets	954
Total assets	$181,025,480
Liabilities
Payables for
Fund shares reacquired	$137,172
Payable to affiliates
Investment adviser	7,373
Administrative services fee	202
Shareholder servicing costs	8
Distribution and/or service fees	2,076
Payable for independent Trustees' compensation	62
Payable for audit and tax fees	38,575
Payable for shareholder communications	33,065
Accrued expenses and other liabilities	11,896
Total liabilities	$230,429
Net assets	$180,795,051
Net assets consist of
Paid-in capital	$77,456,758
Total distributable earnings (loss)	103,338,293
Net assets	$180,795,051
Shares of beneficial interest outstanding	4,714,041
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$30,905,243	749,718	$41.22
Service Class	149,889,808	3,964,323	37.81
See Notes to Financial Statements
4

MFS Technology Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Dividends from unaffiliated issuers	$905,479
Dividends from affiliated issuers	189,646
Other	3,125
Income on securities loaned	7
Foreign taxes withheld	(12,045)
Total investment income	$1,086,212
Expenses
Management fee	$1,219,055
Distribution and/or service fees	334,489
Shareholder servicing costs	1,431
Administrative services fee	33,535
Independent Trustees' compensation	5,202
Custodian fee	12,193
Shareholder communications	31,412
Audit and tax fees	81,385
Legal fees	924
Miscellaneous	28,598
Total expenses	$1,748,224
Reduction of expenses by investment adviser	(21,513)
Net expenses	$1,726,711
Net investment income (loss)	$(640,499)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$26,977,353
Affiliated issuers	(289)
Foreign currency	(4,368)
Net realized gain (loss)	$26,972,696
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$22,750,308
Affiliated issuers	424
Translation of assets and liabilities in foreign currencies	(104)
Net unrealized gain (loss)	$22,750,628
Net realized and unrealized gain (loss)	$49,723,324
Change in net assets from operations	$49,082,825
See Notes to Financial Statements
5

MFS Technology Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$(640,499)	$(465,041)
Net realized gain (loss)	26,972,696	6,689,229
Net unrealized gain (loss)	22,750,628	44,505,953
Change in net assets from operations	$49,082,825	$50,730,141
Total distributions to shareholders	$(1,721,497)	$—
Change in net assets from fund share transactions	$(4,117,716)	$(11,239,695)
Total change in net assets	$43,243,612	$39,490,446
Net assets
At beginning of period	137,551,439	98,060,993
At end of period	$180,795,051	$137,551,439
See Notes to Financial Statements
6

MFS Technology Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$30.43	$19.73	$33.58	$31.10	$21.18
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.05)	$(0.09)	$(0.21)	$(0.14)
Net realized and unrealized gain (loss)	11.23	10.75	(11.54)	4.47	10.06
Total from investment operations	$11.16	$10.70	$(11.63)	$4.26	$9.92
Less distributions declared to shareholders
From net realized gain	$(0.37)	$—	$(2.22)	$(1.78)	$—
Net asset value, end of period (x)	$41.22	$30.43	$19.73	$33.58	$31.10
Total return (%) (k)(r)(s)(x)	36.80	54.23	(35.70)	13.68	46.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.87	0.86	0.89	0.88	0.94
Expenses after expense reductions	0.86	0.84	0.88	0.87	0.93
Net investment income (loss)	(0.19)	(0.18)	(0.37)	(0.62)	(0.55)
Portfolio turnover rate	47	43	28	44	57
Net assets at end of period (000 omitted)	$30,905	$24,700	$17,106	$28,740	$28,768
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	N/A	N/A	N/A	0.86	0.91

See Notes to Financial Statements
7

MFS Technology Portfolio
Financial Highlights - continued
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$28.01	$18.21	$31.29	$29.15	$19.91
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.10)	$(0.14)	$(0.27)	$(0.19)
Net realized and unrealized gain (loss)	10.32	9.90	(10.72)	4.19	9.43
Total from investment operations	$10.17	$9.80	$(10.86)	$3.92	$9.24
Less distributions declared to shareholders
From net realized gain	$(0.37)	$—	$(2.22)	$(1.78)	$—
Net asset value, end of period (x)	$37.81	$28.01	$18.21	$31.29	$29.15
Total return (%) (k)(r)(s)(x)	36.45	53.82	(35.85)	13.43	46.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.12	1.11	1.15	1.13	1.19
Expenses after expense reductions	1.11	1.09	1.13	1.12	1.18
Net investment income (loss)	(0.44)	(0.43)	(0.62)	(0.87)	(0.81)
Portfolio turnover rate	47	43	28	44	57
Net assets at end of period (000 omitted)	$149,890	$112,852	$80,955	$105,624	$75,544
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees	N/A	N/A	N/A	1.11	1.16
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
8

MFS Technology Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Technology Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. The value of stocks in the technology sector can be very volatile due to the rapid pace of product change, technological developments, and other factors.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and
9

MFS Technology Portfolio
Notes to Financial Statements  - continued
procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$163,882,960	$—	$—	$163,882,960
Canada	8,019,767	0	—	8,019,767
Japan	—	2,352,172	—	2,352,172
Taiwan	2,032,973	—	—	2,032,973
Investment Companies	4,592,991	—	—	4,592,991
Total	$178,528,691	$2,352,172	$—	$180,880,863
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Effective April 11, 2024, the fund entered into a Securities Lending Agency Agreement with Goldman Sachs Agency Lending replacing State Street Bank and Trust Company as the fund’s lending agent. Goldman Sachs Agency Lending loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within five business days. The loans are collateralized by cash and/or U.S. government securities in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities or the cash needed to pay their market value, the lending agent is responsible for the shortfall, but only to the extent that such shortfall
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MFS Technology Portfolio
Notes to Financial Statements  - continued
is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. government securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2024, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and straddle loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Long-term capital gains	$1,721,497	$—
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$103,776,079
Gross appreciation	79,294,169
Gross depreciation	(2,189,385)
Net unrealized appreciation (depreciation)	$77,104,784
Undistributed ordinary income	4,667,679
Undistributed long-term capital gain	21,565,879
Other temporary differences	(49)
Total distributable earnings (loss)	$103,338,293
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MFS Technology Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$281,328	$—
Service Class	1,440,169	—
Total	$1,721,497	$—
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $21,513, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund's investment activity), such that total annual operating expenses do not exceed 1.00% of average daily net assets for the Initial Class shares and 1.25% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $982, which equated to 0.0006% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $449.
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MFS Technology Portfolio
Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0206% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2024, this reimbursement amounted to $1,916, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2024, purchases and sales of investments, other than short-term obligations, aggregated $74,330,873 and $84,811,689, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	88,994	$3,265,893	144,210	$3,817,661
Service Class	748,171	25,258,318	609,317	13,940,529
	837,165	$28,524,211	753,527	$17,758,190
Shares issued to shareholders in reinvestment of distributions
Initial Class	7,544	$281,328	—	$—
Service Class	42,073	1,440,169	—	—
	49,617	$1,721,497	—	$—
Shares reacquired
Initial Class	(158,389)	$(5,728,987)	(199,443)	$(5,075,351)
Service Class	(855,011)	(28,634,437)	(1,026,518)	(23,922,534)
	(1,013,400)	$(34,363,424)	(1,225,961)	$(28,997,885)
Net change
Initial Class	(61,851)	$(2,181,766)	(55,233)	$(1,257,690)
Service Class	(64,767)	(1,935,950)	(417,201)	(9,982,005)
	(126,618)	$(4,117,716)	(472,434)	$(11,239,695)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires
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MFS Technology Portfolio
Notes to Financial Statements  - continued
on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $861 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the year ended December 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$559,020	$31,654,485	$27,620,649	$(289)	$424	$4,592,991
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$189,646	$—
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MFS Technology Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS Technology Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Technology Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Technology Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
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MFS Technology Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $1,894,000 as capital gain dividends paid during the fiscal year.
17

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS Technology Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Technology Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS Technology Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
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MFS Technology Portfolio
Board Review of Investment Advisory Agreement
MFS Technology Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS Technology Fund, which has substantially similar investment strategies, was in the 3rd quintile relative to the
19

MFS Technology Portfolio
Board Review of Investment Advisory Agreement - continued
other funds in its Broadridge performance universe for the five-year period ended December 31, 2023. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
20

MFS U.S. Government Money Market Portfolio
ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
MFS U.S. Government Money Market Portfolio
Portfolio of Investments − 12/31/24
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 71.1%
Fannie Mae, 4.51%, due 1/02/2025	$9,700,000	$ 9,698,794
Fannie Mae, 4.5%, due 1/06/2025	7,400,000	7,395,406
Fannie Mae, 4.54%, due 1/24/2025	15,100,000	15,056,780
Federal Farm Credit Bank, 4.41%, due 1/29/2025	6,400,000	6,378,197
Federal Farm Credit Bank, 4.44%, due 5/05/2025	6,400,000	6,304,107
Federal Home Loan Bank, 4.57%, due 1/22/2025	4,900,000	4,887,095
Federal Home Loan Bank, 4.3%, due 2/12/2025	9,700,000	9,651,678
Federal Home Loan Bank, 4.45%, due 2/20/2025	9,000,000	8,945,000
Federal Home Loan Bank, 4.42%, due 3/21/2025	7,000,000	6,933,102
Freddie Mac, 4.6%, due 1/10/2025	7,400,000	7,391,592
U.S. Treasury Bill, 4.57%, due 1/16/2025	14,250,000	14,223,154
U.S. Treasury Bill, 4.54%, due 2/06/2025	14,000,000	13,937,287
U.S. Treasury Bill, 4.36%, due 2/11/2025	21,000,000	20,897,020
U.S. Treasury Bill, 4.21%, due 2/13/2025	24,300,000	24,178,545
U.S. Treasury Bill, 4.42%, due 3/11/2025	19,350,000	19,188,195
U.S. Treasury Bill, 4.44%, due 3/18/2025	8,100,000	8,025,110
U.S. Treasury Bill, 4.33%, due 4/08/2025	11,600,000	11,466,445
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$194,557,507
Repurchase Agreements – 29.1%
BofA Securities, Inc. Repurchase Agreement, 4.44%, dated 12/31/2024, due 1/02/2025, total to be received $39,764,806 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $40,608,239)	$39,755,000	$ 39,755,000
Fixed Income Clearing Corp. – State Street Bank & Trust Co. Repurchase Agreement, 4.43%, dated 12/31/2024, due 1/02/2025, total to be received $39,764,927 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $40,550,376)	39,755,143	39,755,143
Total Repurchase Agreements, at Cost and Value		$79,510,143
Other Assets, Less Liabilities – (0.2)%		(448,158)
Net Assets – 100.0%		$273,619,492
(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
MKSFS-ANN
1

MFS U.S. Government Money Market Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/24 Assets
Investments in unaffiliated issuers, at cost and value	$194,557,507
Investments in unaffiliated repurchase agreements, at cost and value	79,510,143
Receivables for
Fund shares sold	84,092
Interest	9,795
Other assets	1,406
Total assets	$274,162,943
Liabilities
Payables for
Fund shares reacquired	$475,045
Payable to affiliates
Investment adviser	5,287
Administrative services fee	273
Shareholder servicing costs	6
Accrued expenses and other liabilities	62,840
Total liabilities	$543,451
Net assets	$273,619,492
Net assets consist of
Paid-in capital	$273,619,492
Net assets	$273,619,492
Shares of beneficial interest outstanding	273,809,611
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$175,091,543	175,213,135	$1.00
Service Class	98,527,949	98,596,476	1.00
See Notes to Financial Statements
2

MFS U.S. Government Money Market Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/24
Net investment income (loss)
Income
Interest	$14,352,235
Other	54
Total investment income	$14,352,289
Expenses
Management fee	$1,105,177
Distribution and/or service fees	252,413
Shareholder servicing costs	1,105
Administrative services fee	49,773
Independent Trustees' compensation	6,889
Custodian fee	8,414
Shareholder communications	23,356
Audit and tax fees	50,553
Legal fees	1,647
Miscellaneous	38,058
Total expenses	$1,537,385
Reduction of expenses by investment adviser and distributor	(292,346)
Net expenses	$1,245,039
Net investment income (loss)	$13,107,250
Change in net assets from operations	$13,107,250
See Notes to Financial Statements
3

MFS U.S. Government Money Market Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/24	12/31/23
Change in net assets
From operations
Net investment income (loss)	$13,107,250	$12,116,132
Net realized gain (loss)	0	4,412
Change in net assets from operations	$13,107,250	$12,120,544
Total distributions to shareholders	$(13,107,250)	$(12,116,132)
Change in net assets from fund share transactions	$(6,673,216)	$20,672,163
Total change in net assets	$(6,673,216)	$20,676,575
Net assets
At beginning of period	280,292,708	259,616,133
At end of period	$273,619,492	$280,292,708
See Notes to Financial Statements
4

MFS U.S. Government Money Market Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$0.01	$0.00	$0.00(w)
Net realized and unrealized gain (loss)	0.00	(0.01)(g)	0.00	0.00(w)	0.00(w)
Total from investment operations	$0.05	$0.04	$0.01	$0.00(w)	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.04)	$(0.01)	$—	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (k)(r)	4.84	4.58	1.17	0.00	0.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.47	0.45	0.46	0.46	0.52
Expenses after expense reductions	0.45	0.44	0.33	0.04	0.24
Net investment income (loss)	4.74	4.50	1.17	0.00	0.20
Net assets at end of period (000 omitted)	$175,092	$175,408	$159,395	$149,896	$155,937
Service Class	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.05	$0.01	$0.00	$0.00(w)
Net realized and unrealized gain (loss)	0.00	(0.01)(g)	0.00	0.00(w)	0.00(w)
Total from investment operations	$0.05	$0.04	$0.01	$0.00(w)	$0.00(w)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.04)	$(0.01)	$—	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (k)(r)	4.84	4.58	1.17	0.00	0.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.70	0.71	0.71	0.77
Expenses after expense reductions	0.45	0.44	0.33	0.04	0.25
Net investment income (loss)	4.75	4.51	1.15	0.00	0.21
Net assets at end of period (000 omitted)	$98,528	$104,885	$100,221	$105,117	$114,985
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(w)	Per share amount was less than $0.01.
See Notes to Financial Statements
5

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS U.S. Government Money Market Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. An operating segment is a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Management Committee of the fund’s adviser acts as the segment’s CODM.  The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund’s Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund’s adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for debt instruments. Debt instruments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2024 in valuing the fund's assets and liabilities:
6

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$274,067,650	$—	$274,067,650
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements — The fund enters into bilateral repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties, some of which may be novated to the clearing agency, Fixed Income Clearing Corporation (FICC). Each repurchase agreement is recorded at cost. For both bilateral and cleared repurchase agreements, the fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. On a daily basis, the fund monitors the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. In the event of default, the settlement of a cleared repurchase agreement is guaranteed by FICC. Upon an event of default on a bilateral repurchase agreement, the non-defaulting party may close out all transactions traded under a Master Repurchase Agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At December 31, 2024, the fund had investments in repurchase agreements with a gross value of $79,510,143 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended December 31, 2024, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/24	Year ended 12/31/23
Ordinary income (including any short-term capital gains)	$13,107,250	$12,116,132
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/24
Cost of investments	$274,067,650
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
7

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/24	Year ended 12/31/23
Initial Class	$8,315,461	$7,491,202
Service Class	4,791,789	4,624,930
Total	$13,107,250	$12,116,132
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this management fee reduction amounted to $36,535, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.45% of average daily net assets for each of the Initial Class and Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this reduction amounted to $3,398, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares as well as shareholder servicing and account maintenance activities. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and/or service fees are computed daily and paid monthly. MFD has agreed in writing to waive the entire 0.25% distribution and/or service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2026. For the year ended December 31, 2024, this waiver amounted to $252,413, which is included in the reduction of total expenses in the Statement of Operations. The distribution and/or service fees incurred for the year ended December 31, 2024 were equivalent to an annual effective rate of 0.00% of the average daily net assets attributable to Service Class shares.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2024, the fee was $790, which equated to 0.0003% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2024, these costs amounted to $315.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended December 31, 2024 was equivalent to an annual effective rate of 0.0180% of the fund's average daily net assets.
8

MFS U.S. Government Money Market Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
(4)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
	Year ended 12/31/24	Year ended 12/31/23
Shares sold
Initial Class	27,313,327	39,272,729
Service Class	16,663,407	29,732,937
	43,976,734	69,005,666
Shares issued to shareholders in reinvestment of distributions
Initial Class	8,315,461	7,491,202
Service Class	4,791,789	4,624,930
	13,107,250	12,116,132
Shares reacquired
Initial Class	(35,942,681)	(30,751,186)
Service Class	(27,814,519)	(29,698,449)
	(63,757,200)	(60,449,635)
Net change
Initial Class	(313,893)	16,012,745
Service Class	(6,359,323)	4,659,418
	(6,673,216)	20,672,163
(5)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 13, 2025 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2024, the fund’s commitment fee and interest expense were $1,432 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
9

MFS U.S. Government Money Market Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust II and the Shareholders of MFS U.S. Government Money Market Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 13, 2025
We have served as the auditor of one or more of the MFS investment companies since 1924.
10

MFS U.S. Government Money Market Portfolio
Results of Shareholder Meeting (unaudited)
At a special meeting of shareholders of MFS Variable Insurance Trust II, which was held on November 14, 2024, the following action was taken:
Item 1: To elect the following individuals as Trustees, effective January 1, 2025:
	Number of Dollars
Nominee	For	Against/Withheld
Steven E. Buller	4,053,672,441.178	157,361,824.910
John A. Caroselli	4,058,641,165.066	152,393,101.056
Maureen R. Goldfarb	4,058,894,386.526	152,139,879.567
Peter D. Jones	4,061,450,385.150	149,583,880.972
John P. Kavanaugh	4,053,650,607.650	157,383,658.443
James W. Kilman, Jr.	4,062,232,779.239	148,801,486.884
Clarence Otis, Jr.	4,042,992,777.677	168,041,488.446
Michael W. Roberge	4,054,830,452.636	156,203,813.487
Maryanne L. Roepke	4,057,679,086.907	153,355,179.151
Paula E. Smith	4,062,322,722.413	148,711,543.715
Laurie J. Thomsen	4,053,881,020.347	157,153,245.777
Darrell A. Williams	4,052,781,803.822	158,252,462.300
11

MFS U.S. Government Money Market Portfolio
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
12

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
There is nothing to report for this item for MFS U.S. Government Money Market Portfolio.
ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS U.S. Government Money Market Portfolio.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
This information is disclosed as part of the financial statements included in Item 7 above for MFS U.S. Government Money Market Portfolio.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
13

MFS U.S. Government Money Market Portfolio
Board Review of Investment Advisory Agreement
MFS U.S. Government Money Market Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2024 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2023 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2023, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2023 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the three- and five-year periods, and MFS’ voluntary waiver
14

MFS U.S. Government Money Market Portfolio
Board Review of Investment Advisory Agreement - continued
of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2024.
15

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 16.  CONTROLS AND PROCEDURES.

  Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

  There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the Registrant.

ITEM 19.  EXHIBITS.

  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto as EX-99.COE.

  Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2):  Attached hereto as EX-99.302CERT.

  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

  Change in the registrant's independent public accountant.  Not applicable.

  If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date:   February 13, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date:  February 13, 2025

By (Signature and Title)*

/S/ KASEY L. PHILLIPS

Kasey L. Phillips, Treasurer (Principal Financial Officer and Accounting Officer)

Date:  February 13, 2025

*  Print name and title of each signing officer under his or her signature.